UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LIGHTPATH TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

LightPath Technologies, Inc.

Special Meeting of Stockholders

October ____, 2016

Notice and Proxy Statement

_________, 2016

Dear LightPath Stockholder:

I am pleased to invite you to a Special Meeting of the Stockholders of LightPath Technologies, Inc. (“LightPath”). The meeting will be held on _________, October __, 2016 at 11:00 a.m. Eastern Time at LightPath’s executive offices. The address is 2603 Challenger Tech Court, Suite 130, Orlando, Florida 32826.

At the meeting, you and the other stockholders will be asked to approve the issuance by LightPath of up to 10,000,000 shares of our Class A common stock in connection with the proposed acquisition of ISP Optics Corporation, as required by and in accordance with the applicable rules of The NASDAQ Stock Market LLC. The enclosed Notice and Proxy Statement contain additional details concerning the foregoing item to be voted on at such special meeting.

We hope you can join us at the meeting. Whether or not you expect to attend, please read the enclosed Proxy Statement, mark your votes on the enclosed proxy card, sign and date it, and return it to us in the enclosed postage-paid envelope. Your vote is important, so please return your proxy card promptly.

Sincerely,
Robert Ripp
Chairman of the Board

2603 Challenger Tech Court, Suite 100 * Orlando, Florida USA 32826 * 407-382-4003

LIGHTPATH TECHNOLOGIES, INC.

2603 Challenger Tech Court, Suite 100

Orlando, Florida USA 32826

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On __________, October ___, 2016

Dear Stockholder,

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of LightPath Technologies, Inc., a Delaware corporation. The meeting will be held on __________, October __, 2016 at 11:00 a.m. Eastern Time at our executive office located at 2603 Challenger Tech Court, Suite 130, Orlando, Florida 32826. The purpose of the Special Meeting is to vote on the following:

1.	To approve the issuances of up to 10,000,000 shares of our Class A common stock in connection with the proposed acquisition (the “Acquisition”) of ISP Optics Corporation (“ISP”), as required by and in accordance with the applicable rules of The NASDAQ Stock Market LLC (“NASDAQ”), which proposal we refer to as the “Share Issuance Proposal.”

2.	To transact such other business as may properly come before the Special Meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on September 9, 2016 (the “Record Date”) will be entitled to receive notice of and to vote at the Special Meeting or any adjournment thereof.

It is important to understand that we are not required to seek, nor are we seeking, stockholder approval of the proposed Acquisition of ISP. Rather, we are only seeking approval to issue up to 10,000,000 shares of Class A common stock in connection with the proposed Acquisition of ISP. Because we are seeking your approval to issue shares of Class A common stock in connection with the Acquisition of ISP, we have included in this proxy statement certain material information regarding ISP and the Acquisition.

Whether or not you expect to attend the Special Meeting, please complete, date, sign, and return the enclosed proxy as promptly as possible in order to ensure your representation at the Special Meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. You may attend the Special Meeting and vote in person even if you have previously voted by proxy. Please note that if a broker, bank, or other nominee holds your shares of record, and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

By Order of the Board of Directors,
J. James Gaynor
President & Chief Executive Officer
Orlando, Florida
___________, 2016

LIGHTPATH TECHNOLOGIES, INC.

2603 Challenger Tech Court, Suite 100

Orlando, Florida USA 32826

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

To be held on ___________ October __, 2016

This proxy statement, and the enclosed proxy card, is solicited by the Board of Directors (“Board”) of LightPath Technologies, Inc., a Delaware corporation, for use at the Special Meeting to be held on __________, October __, 2016 at 11:00 a.m. Eastern Time at our executive office located at 2603 Challenger Tech Court, Suite 130, Orlando, Florida 32826, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.

References in this proxy statement to “LightPath”, “we”, “us”, “our”, or the “Company” refers to LightPath Technologies, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER __, 2016.

This proxy statement and the enclosed proxy card are available on our website at www.lightpath.com. With respect to the Special Meeting and all of our future stockholder meetings, please contact Dorothy Cipolla at 1-800-472-3486 ext. 305, or dcipolla@lightpath.com, to request a copy of the proxy statement or proxy card, or to obtain directions to such meeting.

1

2

SUMMARY OF THE PROPOSED ACQUISITION OF ISP

The following is a summary of the material provisions of the Stock Purchase Agreement, dated August 3, 2016 (the “SPA”) entered into by and among ISP, Joseph Menaker and Mark Lifshotz (the “ISP Stockholders”), and us in connection with the proposed Acquisition of ISP, but does not purport to describe all of the terms of the SPA. The following summary is qualified in its entirety by reference to the complete text of the SPA, a copy of which is attached as Annex A to this proxy statement and is incorporated herein by reference. This summary may not contain all of the information about the SPA that is important to you. You should refer to the full text of the SPA for details of the transaction and the terms and conditions of the proposed Acquisition.

It is important to understand that we are not required to seek, nor are we seeking, stockholder approval of the proposed Acquisition of ISP. Rather, we are only seeking approval of the Share Issuance Proposal, which will allow us to issue up to 10,000,000 shares of our Class A common stock in one or more issuances in connection with the potential Acquisition of ISP, as required by and in accordance with the NASDAQ Listing Rules, as more fully described in Item No. 1 beginning on page 28.

Parties to the Acquisition	We are a Delaware corporation and our Class A common stock is traded on The NASDAQ Capital Market under the symbol “LPTH.” Our address is 2603 Challenger Tech Court, Suite 100, Orlando, Florida 32826, and our telephone number is (407) 382-4003.

We were incorporated in 1992 as the successor to LightPath Technologies Limited Partnership, a New Mexico limited partnership formed in 1989, and its predecessor, Integrated Solar Technologies Corporation, a New Mexico corporation formed in 1985. We manufacture optical components and higher level assemblies, including precision molded glass aspheric optics, infrared aspheric lenses, GRADIUM glass lenses, and other optical materials used to produce products that manipulate light.

For more detailed information about us, see our Annual Report on Form 10-K for the year ended June 30, 2016, and other reports and filings we may make from time to time with the Securities and Exchange Commission (the “SEC”), all of which are available at www.sec.gov.

ISP was incorporated in New York in 1993 and is a vertically integrated manufacturer offering a full range of infrared products from high performance MWIR and LWIR lens assemblies to catalog and custom infrared optical elements. ISP has one wholly-owned subsidiary, ISP Optics Latvia, SIA, a limited liability company formed under the laws of the Republic of Latvia (“ISP Latvia”). References to ISP in this proxy statement refer to ISP individually or, as the context requires, collectively with ISP Latvia on a consolidated basis. ISP’s address is 50 South Buckhout Street, Irvington, New York 10533, and its telephone number is (914) 591-3070.

The ISP Stockholders represent all the stockholders of ISP, who collectively own the Purchased Shares.

See the section entitled “Our Proposed Acquisition of ISP” for additional information.

3

The Transaction	On August 3, 2016, we entered into the SPA with ISP and the ISP Stockholders. The SPA provides for the Acquisition of 100% of the issued and outstanding shares of common stock of ISP (the “Purchased Shares”) for a purchase price of $18 million (the “Purchase Price”).

See the section entitled “The Proposed Acquisition of ISP” for additional information.
The Consideration	We will pay the Purchase Price in a combination of cash and a promissory note in favor of the ISP Stockholders. The cash payment (the “Cash Amount”) shall not be less than $12 million, subject to a net working capital adjustment, debt adjustment, and cash adjustment as provided in the SPA. The aggregate original principal amount of the promissory note (the “Note”) shall equal the Purchase Price less the Cash Amount, as adjusted pursuant to the SPA, but in no event less than $3 million.

See the section entitled “The Stock Purchase Agreement – Consideration” for additional information.
Promissory Note	During the period commencing on the date that the Note is issued (the “Issue Date”) and continuing until the fifteen month anniversary of the Issue Date (the “Initial Period”), interest will accrue on only the outstanding principal amount of the Note in excess of $2.7 million at an interest rate equal to ten percent (10%) per annum. After the Initial Period, interest will accrue on the entire unpaid principal amount of the Note from time to time outstanding, at an interest rate equal to ten percent (10%) per annum. Interest is payable semi-annual in arrears.

The term of the Note is for five years. Any unpaid interest and principal, together with any other amounts payable under the Note, is due and payable on the maturity date. We may prepay the Note in whole or in part without penalty or premium. If we do not pay any amount payable when due, whether at the maturity date, by acceleration, or otherwise, such overdue amount will bear interest at a rate equal to twelve (12%) per annum from the date of such non-payment until we pay such amount in full.

See the section entitled “The Stock Purchase Agreement – Consideration” for additional information.

4

The Closing	The closing of the Acquisition of ISP will occur on a date and time mutually agreed upon by the ISP Stockholders and us, not later than five (5) business days following the satisfaction or waiver of the closing conditions. We currently anticipate that the Acquisition of ISP will close in the fourth quarter of calendar year 2016; however, there can be no assurances that the Acquisition will be completed at all, or, if completed, that it will be completed in the fourth quarter of calendar year 2016.

See the section entitled “The Stock Purchase Agreement – Closing” for additional information.
Conditions to Completion of the Transaction	The completion of the Acquisition of ISP is subject to the satisfaction or waiver of certain conditions. In addition to customary closing conditions, the closing of the Acquisition of ISP is conditioned on us (i) obtaining all of the financing we need in order to purchase the Purchased Shares (the “Financing Condition”) and (ii) obtaining the requisite stockholder approval related to the financing and the Acquisition, as applicable, as required by applicable NASDAQ rules and other applicable law (the “Stockholder Approval Condition”). The Stockholder Approval Condition will be satisfied if our stockholders approve the Share Issuance Proposal.

See the section entitled “The Stock Purchase Agreement – Conditions to Completion of the ISP Acquisition” for additional information.
Stockholder Approval	Pursuant to NASDAQ Listing Rule 5635(a), stockholder approval is required for the issuance of shares of Class A common stock in connection with the proposed Acquisition of ISP if the total number of shares of Class A common stock potentially issuable in the Acquisition equals or exceeds 20 percent of the total number of shares of Class A common stock outstanding prior to such issuance. Issuances “in connection with an acquisition” includes stock issued in an offering, the net proceeds from which will be used to fund a portion of the Purchase Price of the Acquisition.

In addition, NASDAQ Listing Rule 5635(d) requires that we obtain stockholder approval prior to the issuance of shares of our Class A common stock in connection with certain non-public offerings involving the sale, issuance, or potential issuance by us of shares of our Class A common stock equal to 20 percent or more of our Class A common stock outstanding before the issuance, if the price per share is less than the greater of book value or market value on the date of pricing.

To obtain stockholder approval of the Share Issuance Proposal, we are holding this Special Meeting. Our stockholders are not voting on, and are not entitled to vote on, the proposed Acquisition of ISP.

See the section entitled “Item No. 1” for additional information.

5

Termination of the SPA	The SPA may be terminated under certain circumstances, including, but not limited to: (i) the mutual written consent of the ISP Stockholders and us; (ii) by the ISP Stockholders, if any of our representations and warranties in the SPA fail to be true and correct, subject to certain qualifications, or we breach or fail to perform in any material respect any of the covenants or other agreements in the SPA that has not been cured in the requisite time period; (iii) by us, if any of the representations and warranties made by ISP or the ISP Stockholders fail to be true and correct, subject to certain qualifications, or the ISP Stockholders breach or fail to perform in any material respect any of their covenants or other agreements in the SPA that has not been cured in the requisite time period; (iv) by the ISP Stockholders, on the one hand, or by us, on the other hand, if the closing of the Acquisition has not occurred on or prior to December 31, 2016 (the “Outside Date”), provided that this right to terminate will not be available to any party whose failure to perform any material covenant or obligation under the SPA was the cause of, or resulted in, the failure of the closing to occur on or before the Outside Date; (v) by the ISP Stockholders, on the hand, or us, on the other hand, if the closing of the Acquisition has not occurred on or prior to the Outside Date due to our failure to satisfy the Financing Condition; (vi) by the ISP Stockholders, on the one hand, or by us, on the other hand, if (a) at this Special Meeting our stockholders do not approve the Share Issuance Proposal, which is intended to provide the financing required to close the Acquisition, or the Acquisition, as applicable or (b) the closing of the Acquisition has not occurred on or prior to the Outside Date due to our failure to satisfy the Stockholder Approval Condition; and (vii) by us, if, after the date of the SPA, any change or event occurs that has had or would be reasonably likely to have a material adverse change (a) as to ISP or (b) that results in the ISP Stockholders being unable to perform their obligations under the SPA and related transaction documents or consummate the Acquisition and the transactions contemplated thereby.

See the section entitled “The Stock Purchase Agreement – Termination of the SPA” for additional information.
Termination Fees	We must reimburse ISP and the ISP Stockholders for all of their documented out-of-pocket expenses, including, without limitation, legal, accounting, and travel expenses, up to $250,000 (the “Termination Fee”) if we or the ISP Stockholders terminate the SPA due to our failure to satisfy the Stockholder Approval Condition or Financing Condition.

See the section entitled “The Stock Purchase Agreement – Termination Fee” for additional information.

6

Relationship of the Parties	Prior to entering into the SPA, we ordered anti-reflective coating services from ISP on an arms’ length basis. We have also partnered with ISP to develop and sell molded optics as part of a multiple lens assembly sold to a third party and have provided certain standard molded optics for resale through ISP’s catalog. Other than this relationship, the parties did not have any other relationship.

See the section entitled “The Proposed Acquisition of ISP” for additional information.
Interests of Certain Persons in the Acquisition	None of our executive officers or directors has any interest in the proposed Acquisition of ISP or the Share Issuance Proposal, provided, that, our officers and directors may be permitted to purchase shares of our Class A common stock in an offering, the net proceeds from which will be used to fund a portion of the Purchase Price of the Acquisition. See the section entitled “The Proposed Acquisition of ISP – Interests of Our Officers and Directors in the Acquisition” for additional information.

Joseph Menaker and Mark Lifshotz, ISP’s current President and Chief Executive Officer, respectively, are also the sole ISP Stockholders. In addition to the receiving the Purchase Price, the parties intend that Joseph Menaker and Mark Lifshotz will be employed or engaged by ISP or us following the closing of the Acquisition under terms and conditions to be agreed upon prior to the closing. Other than Joseph Menaker and Mark Lifshotz, none of the executive officers or directors of ISP has any interest in the proposed Acquisition of ISP.

See the section entitled “The Proposed Acquisition of ISP – Interests of ISP’s Officers and Directors in the Acquisition” for additional information.
Expenses of the Acquisition	Except the Termination Fee, if applicable, and as otherwise set forth in the SPA, and whether or not the Acquisition of ISP consummated, all fees and expenses incurred in connection with the Acquisition are the obligation of the respective party incurring such fees and expenses.

See the section entitled “The Stock Purchase Agreement – Expenses” for additional information.
Special Meeting of Stockholders	The Special Meeting will be held on ________, October ___, 2016 at 11:00 a.m. Eastern Time at our executive office located at 2603 Challenger Tech Court, Suite 130, Orlando, Florida 32826, or at any adjournments or postponements thereof.

See the section entitled “Questions and Answers About this Proxy Statement and the Special Meeting” for additional information.

7

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND THE SPECIAL MEETING

Why am I receiving these materials?

A proxy statement is a document the regulations of the SEC require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the stock you own and are entitled to vote. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated Robert Ripp, Chairman of the Board, as proxy for the Special Meeting.

You are receiving this proxy statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the Special Meeting. This proxy statement provides you with information on the matters to be voted on at the Special Meeting as well as instructions on how to vote.

We intend to mail this proxy statement and accompanying proxy card on or about [__________], 2016 to all stockholders of record entitled to vote at the Special Meeting.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on the Record Date, or September 9, 2016, will be entitled to vote at the Special Meeting. On the Record Date, there were 15,633,258 shares of Class A common stock (our only outstanding class of common stock) outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted. Even if you complete and return your proxy card, you may still vote in person if you are able to attend the Special Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The following matter is scheduled for the Special Meeting: the approval of the issuances of up to 10,000,000 shares of our Class A common stock in connection with the proposed Acquisition of ISP, as required by and in accordance with applicable NASDAQ rules.

With respect to the Share Issuance Proposal described above, it is important to understand that we are not required to seek, nor are we seeking, stockholder approval of the Acquisition of ISP. Rather, we are only seeking approval to issue up to 10,000,000 shares of Class A common stock in connection with the proposed Acquisition of ISP.

8

A vote may also be held on any other business as may properly come before the Special Meeting or any postponement or adjournment thereof, although there is no other business anticipated to come before the Special Meeting.

Why is it important for me to vote?

If you are the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not direct your broker how to vote your shares, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (resulting in a “broker non-vote”). The Share Issuance Proposal under Item No. 1 is a “non-discretionary” matter, so it is important for you to direct your broker on how to vote your shares.

Why are we asking you to approve the Share Issuance Proposal?

NASDAQ Listing Rule 5635(a) states: “Shareholder approval is required prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if: (1) where, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision, or securities convertible into or exercisable for common stock, other than a public offering for cash:…the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.” Although we are not seeking stockholder approval of the Acquisition of ISP, because the consideration to be paid in connection with the Acquisition may include, but is not limited to, cash derived from the net proceeds of an offering, and shares issued in connection therewith could equal 20 percent or more of the number of shares of Class A common stock outstanding before the issuance of such shares, we must comply with the stockholder approval requirement of NASDAQ Listing Rule 5635(a)(1).

In addition, NASDAQ Listing Rule 5635(d) requires that we obtain stockholder approval prior to the issuance of shares of our Class A common stock in connection with certain non-public offerings involving the sale, issuance, or potential issuance by us of shares of our Class A common stock equal to 20 percent or more of our Class A common stock outstanding before the issuance, if the price per share is less than the greater of book value or market value on the date of pricing. If we commence an offering, the offering price could be less than the greater of book value or market value on the date of pricing. Accordingly, we may also be required to comply with the stockholder approval requirements of NASDAQ Listing Rule 5635(d).

If our stockholders do not approve the Share Issuance Proposal, we will not be able to close the Acquisition and the transaction will be terminated.

Are there risks associated with the Acquisition of ISP?

Yes. The material risks associated with the proposed Acquisition of ISP that are known to us are discussed in the section entitled “Risk Factors” beginning on page 14. Please read the risk factors in this proxy statement carefully. Those risks include, among others, the possibility that we may fail to consummate the Acquisition of ISP or, if consummated, realize the expected benefits of the Acquisition of ISP and we may not be successful in assimilating and retaining ISP’s employees, and otherwise integrating its business with our own.

9

What are my voting choices for each of the items to be voted on at the Special Meeting?

Item No.	Voting Choices and Board Recommendation
Item 1: Share Issuance Proposal	● Vote “For” the Share Issuance Proposal ● Vote “Against” the Share Issuance Proposal ● Abstain from voting on this item
The Board recommends voting “For” this item

How do I vote?

You may vote your shares as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Special Meeting or vote by proxy using the enclosed proxy card.

●	To vote in person, come to the Special Meeting and we will give you a ballot when you arrive.

●	To vote using the proxy card, simply complete, sign, and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

If you fail to complete a proxy card or provide your broker with voting instructions at least ten days before the Special Meeting, your broker will be unable to vote on the non-discretionary matters. Your broker may use his or her discretion to cast a vote on any other routine or discretionary matter.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Class A common stock you owned as of the Record Date.

What if I return a proxy card but do not make specific choices?

You should specify your choice for each matter on the proxy card. If you return a signed and dated proxy card without marking any voting selections, your shares will be voted FOR the Share Issuance Proposal listed under Item No. 1.

If any other matter is properly presented at the meeting, your proxy (the individual named on your proxy card) will vote your shares using his or her best judgment.

10

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. We have hired Alliance Advisors, LLC, a proxy solicitation firm, to assist us in soliciting proxies for a fee of approximately $8,000 plus reasonable out-of-pocket expenses and contact fees, which we currently estimate will be an additional $15,000, for an aggregate total of approximately $23,000. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies by mail, in person, by telephone, or by other means of communication. Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

What is “householding”?

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means convenience for security holders and cost savings for companies.

A number of brokers with account holders who are LightPath stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker and also notify us by sending your written request to Investor Relations, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 or by calling Investor Relations at 407-382-4003, ext. 314. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should also contact their broker and notify us in writing or by telephone.

Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. You may revoke your proxy by:

●	completing, signing, and submitting a new proxy card with a later date;

●	sending written notice of revocation to our Corporate Secretary at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 in time for her to receive it before the Special Meeting; or

●	voting in person at the Special Meeting. Simply attending the Special Meeting will not, by itself, revoke your proxy.

11

Who will count votes?

Votes will be counted by the inspector of elections appointed for the Special Meeting. The inspector of elections will also determine the number of shares outstanding, the voting power of each, the number of shares represented at the Special Meeting, the existence of a quorum, and whether or not the proxies and ballots are valid and effective.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum exists if at least a majority of the issued and outstanding shares of Class A common stock entitled to vote is present at the Special Meeting (in person or represented by proxy). On the Record Date, there were 15,633,258 outstanding shares of Class A common stock (including all restricted stock awards at such date) entitled to vote. Thus, 7,816,630 shares must be present at the Special Meeting (in person or represented by proxy) to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy card or vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares entitled to vote and present at the Special Meeting (in person or represented by proxy) may adjourn the meeting to another date.

How many votes are needed to approve Item No. 1?

With regard to Item No. 1, the affirmative vote of a majority of votes cast at the Special Meeting, whether represented in person or by proxy, is required to approve the Share Issuance Proposal.

How are abstentions and broker non-votes counted?

Abstentions: If a stockholder abstains from voting on an item, the shares are considered present and entitled to vote at the Special Meeting. Therefore, abstentions will count toward determining whether or not a quorum is present. Under Delaware law, a proxy marked “abstain” is not considered a vote cast. Accordingly, an abstention will have no effect on the approval of the Share Issuance Proposal under Item No. 1; however, abstentions will reduce the number, but not the percentage, of affirmative votes needed to pass Item No. 1.

Broker Non-Votes: A broker “non-vote” occurs when a nominee/broker holding shares for a beneficial owner does not vote on a particular matter because the nominee/broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Broker non-votes are considered present at the Special Meeting. Therefore, broker non-votes will count toward determining whether a quorum is present. For voting purposes, a broker non-vote is not considered as a “vote cast” under Delaware law. Therefore, for Item No. 1, broker non-votes will not have any effect on the approval of the Share Issuance Proposal; however, broker non-votes will have the effect of reducing the absolute number, but not the percentage, of affirmative votes needed to pass Item No. 1.

Do I have any appraisal or dissenters’ rights with respect to any matter to be acted upon at the Special Meeting?

No appraisal or dissenters’ rights are available to our stockholders under Delaware law, our Certificate of Incorporation, as amended (the “Certificate of Incorporation”) or our Amended and Restated Bylaws (the “Bylaws”) in connection with any matter to be acted upon at the Special Meeting.

12

Are any of our officers or directors interested in the matter to be voted upon?

Our officers and directors do not have any interest in the matter to be acted upon at the Special Meeting, provided, that, our officers and directors may be permitted to purchase shares of our Class A common stock in an offering, the net proceeds from which will be used to fund a portion of the Purchase Price of the Acquisition.

May the Special Meeting be adjourned or postponed?

Under Delaware law and our Bylaws, we are not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the Board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 30 days after the date set for the original meeting in which case a new record date must be fixed and notice given. Accordingly, if we do not have sufficient votes for a quorum or to approve the Share Issuance Proposal, it is our intention to make an announcement at the Special Meeting of a new date for the adjourned meeting that is within the 30-day period permitted under Delaware law and our Bylaws. Thereafter, if required, our Board will fix a new record date and a new meeting date.

How can I find out the results of the voting at the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will report the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following such results becoming final.

Will our independent public accountant be at the Special Meeting?

Representatives of our independent public accountant, BDO USA, LLP (“BDO”), will be present at the Special Meeting. Accordingly, BDO representatives will have an opportunity to make a statement and will be available to respond to questions from stockholders present at the Special Meeting.

When are stockholder proposals for the 2017 Annual Meeting due?

Stockholders interested in presenting a proposal to be considered for inclusion in the 2017 Annual Meeting proxy statement and form of proxy may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our Bylaws. To be considered for inclusion, stockholder proposals must have been submitted in writing to the Corporate Secretary, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 before August 18, 2016, which is 120 calendar days prior to the anniversary of the mailing date of the proxy statement for our 2016 Annual Meeting, and must be in compliance with all applicable laws and regulations.

If a stockholder wishes to present a proposal at the 2017 Annual Meeting, but the proposal is not intended to be included in our proxy statement relating to the meeting, or nominate a director for election at the 2017 Annual Meeting, the stockholder must give advance notice to us prior to the deadline for such meeting determined in accordance with the Bylaws (the “Bylaw Deadline”). Under our Bylaws, in order for a proposal to be timely, it must be received by us no earlier than 120 days prior to the anniversary of the 2016 Annual Meeting, or September 30, 2016, and no later than 90 days prior to the anniversary date of the 2016 Annual Meeting, or October 30, 2016. If a stockholder gives notice of such a proposal after the Bylaw Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting or nominate a director for election at the meeting.

If a stockholder fails to meet these deadlines or fails to satisfy the requirements of SEC Rule 14a-4, the persons named as proxies will be allowed to use their discretionary voting authority to vote on any such proposal or nomination as they determine appropriate if and when the matter is raised at the 2017 annual meeting.

13

RISK FACTORS

Before you make your decision regarding how to vote on the Share Issuance Proposal set forth in this proxy statement, you should carefully consider each of the following risk factors and all of the other information contained in this proxy statement. The risk factors described below related primarily to the Acquisition of ISP and the integration of ISP and its business. The risk factors described below are not the only risks that we will face following the Acquisition. Furthermore, additional risks and uncertainties not currently known to us may also materially and adversely affect our business operations and financial condition or the price of our Class A common stock.

Risks Relating to the Acquisition

If we fail to obtain stockholder approval of the Share Issuance Proposal as required by the NASDAQ Listing Rules, we will be unable to consummate the transaction. In order to consummate the Acquisition of ISP, and in connection therewith, we may need to issue more than 20 percent of the total number of shares of our Class A common stock outstanding before the transaction. NASDAQ Listing Rule 5635(a) requires stockholder approval when, in connection with an acquisition of stock or assets of another company, we issue a number of shares of our Class A common stock that equals or exceeds 20 percent of the total number of shares of our Class A common stock or voting power outstanding before the transaction. As of September 19, 2016, there were 15,653,258 shares of our Class A common stock outstanding. Accordingly, based on the number of shares issued and outstanding as of such date, and assuming we do not issue any additional shares of Class A common stock, we could issue up to 3,126,650 shares of our Class A common stock without obtaining stockholder approval in connection with the Acquisition of ISP. If we fail to obtain the necessary stockholder approvals, we will be unable to consummate the Acquisition.

Cash expenditures associated with the Acquisition of ISP may create significant liquidity and cash flow risks for us. We expect to incur significant transaction costs and some integration costs in connection with the Acquisition of ISP. While we have assumed that this level of expense will be incurred, there are many factors beyond our control that could affect the total amount or the timing of the Acquisition and integration expenses. Moreover, many of the expenses that will be incurred are, by their nature, difficult to estimate accurately. To the extent these Acquisition and integration expenses are higher than anticipated, we may experience liquidity or cash flow issues.

We will incur substantial debt in order to satisfy our obligations in connection with the Acquisition of ISP. We will incur substantial debt, in the form of the Note and additional third-party debt, in order to finance a portion of the purchase price of the Acquisition and expenses associated therewith. In order to service the debt, we will require a significant amount of cash. Our ability to make scheduled payments of principal and interest depends on our future performance, which is subject to economic, financial, competitive, and other factors beyond our control. Our business may not continue to generate cash flow from operations in the future sufficient to service our debt. If we are unable to generate such cash flow, we may be required to adopt one or more alternatives, such as selling assets, restructuring debt, or obtaining additional debt or equity financing on terms that may not be favorable to us or available to us at all. Our ability to refinance any such debt will depend on the capital markets and our financial condition at that time. We may not be able to engage in any of these activities or engage in these activities on desirable terms, which could result in a default under current or future indebtedness. Any event of default or inability to otherwise satisfy our obligations could have a material adverse effect on our future operating results and financial condition.

14

If our stockholders approve the Share Issuance Proposal, our stockholders will experience dilution as a result of the issuance of shares of our Class A common stock in connection with the Acquisition of ISP. As of September 19, 2016, we had 15,653,258 shares of Class A common stock issued and outstanding. The amount of dilution our stockholders may experience is dependent on the number of shares of our Class A common stock actually issued in connection with the Acquisition of ISP. If the Share Issuance Proposal is approved by our stockholders, the maximum number of shares of our Class A common stock that may be issued in connection with the Acquisition of ISP is 10,000,000 shares. If our stockholders approve the Share Issuance Proposal, and we issue all 10,000,000 shares authorized to be issued pursuant to the Share Issuance Proposal, the total number of our issued and outstanding Class A common stock would increase by approximately 64%. Accordingly, if we issue all 10,000,000 shares authorized by the Share Issuance Proposal, the percentage ownership held by our existing stockholders will be reduced and our stockholders will experience significant dilution.

The market price of our Class A common stock may decline as a result of the Acquisition of ISP or the issuance of shares of our Class A common stock in connection with the Acquisition of ISP. We are unable to predict the potential effects of issuing shares of our Class A common stock in connection with the Acquisition of ISP on the trading activity and market price of our Class A common stock. If the Share Issuance Proposal is approved by our stockholders, and we issue all 10,000,000 shares authorized to be issued pursuant to the Share Issuance Proposal, the number of shares of our Class A common stock available for public trading would increase substantially. Sales of a substantial number of shares of our Class A common stock in the public market, or the perception that such sales might occur, could have a material adverse effect on the price of our Class A common stock.

Failure to complete the proposed Acquisition of ISP could materially and adversely affect our results of operations and the market price of our Class A common stock. Our consummation of the proposed Acquisition of ISP is subject to many contingences, including the approval of the Share Issuance Proposal by our stockholders. We cannot assure you that we will be able to successfully consummate the proposed Acquisition as currently contemplated or at all. Risks related to the failure of the proposed Acquisition to be consummated include, but are not limited to, the following:

●	we would not realize any of the potential benefits of the transaction, which could have a negative effect on our stock price;

●	we may remain liable for significant transaction costs, including the Termination Fee if we or ISP terminate the SPA for failure to meet the Stockholder Approval Condition or the Financing Condition;

●	we may experience negative reactions from customers, clients, business partners, lenders, and employees;

●	the trading price of our Class A common stock may decline to the extent that the current market price for our stock reflects a market assumption that the Acquisition will be completed; and

●	the attention of our management may be diverted to the Acquisition rather than to our own operations and the pursuit of other opportunities that could have been beneficial to us.

The occurrence of any of these events individually or in combination could materially and adversely affect our results of operations and the market price of our Class A common stock.

15

If the Acquisition of ISP is consummated, the combined company may not perform as we or the market expects, which could have an adverse effect on the price of our Class A common stock. Even if the Acquisition is consummated, the combined company may not perform as we or the market expects. Risks associated with the combined company following the Acquisition include:

●	integrating businesses is a difficult, expensive, and time-consuming process, and the failure to integrate successfully our businesses with the business of ISP in the expected time frame would adversely affect our financial condition and results of operation;

●	the Acquisition of ISP will materially increase the size of our operations, and if we are not able to effectively manage our expanded operations, our Class A common stock price may be adversely affected;

●	it is possible that our key employees or key employees of ISP might decide not to remain with us after the Acquisition is completed, and the loss of such personnel could have a material adverse effect on the financial condition, results of operations, and growth prospects of the combined company;

●	the success of the combined company will also depend upon relationships with third parties and ISP’s or our pre-existing customers, which relationships may be affected by customer preferences or public attitudes about the Acquisition. Any adverse changes in these relationships could adversely affect the combined company’s business, financial condition, and results of operations; and

●	if government agencies or regulatory bodies impose requirements, limitations, costs, divestitures or restrictions on the consummation of the Acquisition, the combined company’s ability to realize the anticipated benefits of the Acquisition may be impaired.

The obligations and liabilities of ISP, some of which may be unanticipated or unknown, may be greater than we have anticipated, which may diminish the value of ISP to us. ISP’s obligations and liabilities, some of which may not have been disclosed to us or may not be reflected or reserved for in ISP’s historical financial statements, may be greater than we have anticipated. The obligations and liabilities of ISP could have a material adverse effect on ISP’s business or ISP’s value to us or on our business, financial condition, or results of operations. We have only limited indemnification from the ISP Stockholders under the SPA with respect to obligations or liabilities of ISP, whether known or unknown. In addition, even in cases where we are able to obtain indemnification, we may discover liabilities greater than the contractual limits or the financial resources of the indemnifying party. In the event that we are responsible for liabilities substantially in excess of any amounts recovered through rights to indemnification or alternative remedies that might be available to us, or any applicable insurance, we could suffer severe consequences that would substantially reduce our earnings and cash flows or otherwise materially and adversely affect our business, financial condition, or results of operations.

If the proposed Acquisition of ISP is consummated, the global nature of ISP Latvia’s operations will subject us to political and economic risks that could adversely affect our business, results of operations, or financial condition. The risks inherent in global operations include:

●	limitations on ownership or participation in local enterprises;

●	price controls, exchange controls, and limitations on repatriation of earnings;

●	transportation delays and interruptions;

●	political, social, and economic instability and disruptions;

●	acts of terrorism;

16

●	government embargoes or foreign trade restrictions;

●	imposition of duties and tariffs and other trade barriers;

●	import and export controls;

●	labor unrest and current and changing regulatory environments;

●	difficulties in staffing and managing multi-national operations; and

●	limitations on our ability to enforce legal rights and remedies.

If we are unable to successfully manage these and other risks associated with managing and expanding our international business to Latvia, the risks could have a material adverse effect on our business, results of operations, or financial condition.

If the proposed Acquisition of ISP is consummated, our expanded international operations would increase our exposure to potential liability under anti-corruption, trade protection, tax, and other laws and regulations. The Foreign Corrupt Practices Act and other anti-corruption laws and regulations (“Anti-Corruption Laws”) prohibit corrupt payments by our employees, vendors, or agents. From time to time, we receive inquiries from authorities in the U.S. and elsewhere about our business activities outside of the U.S. and our compliance with Anti-Corruption Laws. While we devote substantial resources to our global compliance programs and have implemented policies, training, and internal controls designed to reduce the risk of corrupt payments, our employees, vendors or agents may violate our policies and if the proposed Acquisition of ISP is consummated, our expanded international operations would significantly increase our exposure to potential liability. Our failure to comply with Anti-Corruption Laws could result in significant fines and penalties, criminal sanctions against us, our officers or our employees, prohibitions on the conduct of our business, and damage to our reputation. Operations outside of the U.S. may be affected by changes in trade production laws, policies, and measures, and other regulatory requirements affecting trade and investment.

If the proposed Acquisition of ISP is consummated, we would also become subject to Latvian and other foreign tax regulations. Such regulations may not be clear, not consistently applied and subject to sudden change, particularly with regard to international transfer pricing. Our earnings could be reduced by the uncertain and changing nature of such tax regulations.

Fluctuations in foreign currency exchange and interest rates could adversely affect our results of operations. Our business is generally conducted in U.S. dollars. However, the costs of operating in Latvia will be subject to the effects of currency exchange fluctuations of the Euro against the U.S. dollar. When the U.S. dollar weakens against the Euro, our operating costs in such currency will increase. This currency risk can be minimized by matching the timing of working capital borrowing needs against operating cost requirements in Latvia. However, fluctuations in the value of the Euro will create greater uncertainty in our revenues and can significantly affect our operating results.

17

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This proxy statement and the documents to which we refer you to in this proxy statement contain forward-looking statements that involve risks uncertainties, and assumptions that are difficult to predict. Words and expressions reflecting optimism, satisfaction, or disappointment with current prospects, as well as words such as “believes,” “hopes,” “intends,” “estimates,” “expects,” “projects,” “plans,” “anticipates,” and variations thereof, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance and our actual results could differ materially from those contained in such statements. Factors that could cause or contribute to such differences include, but are not limited to: the occurrence of any event, change, or other circumstances that could give rise to the termination of the SPA and the possibility that we could be required to pay the Termination Fee to ISP and the ISP Stockholders in connection therewith; the failure to obtain stockholder approval of the Share Issuance Proposal; the failure to satisfy the closing conditions, including the Financing Condition; business uncertainty and contractual restrictions during the pendency of the Acquisition; the failure of the Acquisition to close for any other reason; the amount of costs, fees, expenses, and charges related to the Acquisition; risks related to the disruption of management’s attention from our ongoing business operations due to the contemplated Acquisition; the effect of the announcement of the Acquisition on the ability of the Company and ISP to retain customers and retain and hire key personnel and maintain relationships with its suppliers, operating results, and business generally; risks that the proposed Acquisition disrupts current plans and operations; the possible adverse effect on our business and the price of our Class A common stock if the Acquisition is not completed in a timely fashion or at all; risks that we may be unable to successfully integrate ISP’s business and personnel with our own; risks that the expected benefits of the Acquisition may not be realized; our ability to maintain and increase sales volumes of our products; our ability to continue to aggressively control costs and operating expenses; our ability to generate cash from operations; the ability of our suppliers to provide an adequate supply of materials for our products at prices consistent with historical prices; our ability to repay our debt as it comes due; our ability to introduce new competitive products and the degree of market acceptance of such new products; the timing and market acceptance of new products introduced by our competitors; our ability to maintain strong relationships with our partners; customers’, suppliers’, and creditors’ perceptions of our continued viability; rescheduling or cancellation of customer orders; loss of a major customer; our ability to enforce our intellectual property rights and protect our intellectual property; general competition and price measures in the market place; unexpected shortages of critical materials; worldwide spending levels; general economic conditions; and the other concerns identified in the section entitled “Risk Factors” above. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and, therefore, the forward-looking statements on which they are based may be incorrect. The underlying expected actions or our results of operations involve risks and uncertainties, many of which are outside our control, and ultimately prove to be correct. The underlying expected actions or our results of operations and whether the forward-looking statements ultimately prove to be correct. These forward-looking statements speak only as of the date on which the statements were made and we undertake no obligation to update or revise any forward-looking statements made in this proxy statement or elsewhere as a result of new information, future events, or otherwise, except as required by law.

Many of the factors that will determine our future results are beyond our ability to control or predict. We cannot guarantee any future results, levels of activity, performance, or achievements. In light of the significant uncertainties inherent in the forward-looking statements, you should not place undue reliance on forward-looking statements, which speak only as of the date on which the statements were made and it should not be assumed that the statements remain accurate as of any future date.

18

THE PROPOSED ACQUISITION OF ISP

At the Special Meeting, our stockholders will be asked to consider and vote upon the Share Issuance Proposal. Set forth below in this section and in the section entitled “The Stock Purchase Agreement” beginning on page 24, is a discussion of the proposed Acquisition of ISP, including a description of the terms and conditions of the SPA. Even though you are not entitled to vote on the Acquisition, and we are not seeking your vote on the Acquisition, you should review these sections carefully in connection with your consideration of the Share Issuance Proposal.

The Parties to the Acquisition

LightPath Technologies, Inc.

We are a Delaware corporation and our Class A common stock is traded on The NASDAQ Capital Market under the symbol “LPTH.” Our address is 2603 Challenger Tech Court, Suite 100, Orlando, Florida 32826, and our telephone number is (407) 382-4003.

We were incorporated in 1992 as the successor to LightPath Technologies Limited Partnership, a New Mexico limited partnership formed in 1989, and its predecessor, Integrated Solar Technologies Corporation, a New Mexico corporation formed in 1985. We manufacture optical components and higher level assemblies, including precision molded glass aspheric optics, infrared aspheric lenses, GRADIUM glass lenses, and other optical materials used to produce products that manipulate light. We design, develop, manufacture, and distribute optical components and assemblies utilizing advanced optical manufacturing processes. Our products are incorporated into a variety of applications by our customers in many industries, including defense products, medical devices, laser aided industrial tools, automotive safety applications, barcode scanners, optical data storage, hybrid fiber coax datacom, telecommunications, machine vision, and sensors, among others. All the products that we produce enable lasers and imaging devices to function more effectively.

In November 2005, we formed LightPath Optical Instrumentation (Shanghai) Co., Ltd (“LPOI”), a wholly-owned subsidiary, located in Jiading, People’s Republic of China. LPOI leases an approximately 1,700 square foot facility located in Jiading, People’s Republic of China that is primarily used for sales and support functions.

In December 2013, we formed LightPath Optical Instrumentation (Zhenjiang) Co., Ltd. (“LPOIZ”), a wholly-owned subsidiary located in the New City district of the Jiangsu province of the People’s Republic of China. LPOIZ’s manufacturing facility is approximately 26,000 square feet. LPOIZ’s facility features a molded glass aspheres manufacturing area, which includes lens pressing equipment, advanced metrology, and inspection equipment. The clean room in LPOIZ’s facility features assembly manufacturing equipment and automated dispensing systems. The facility also houses our precision dicing equipment and anti-reflective coating equipment.

ISP Optics Corporation

ISP was incorporated in New York in 1993 and is a vertically integrated manufacturer offering a full range of infrared products from high performance MWIR and LWIR lens assemblies to catalog and custom infrared optical elements. ISP’s infrared Lens Assembly product line includes dual field of view and fixed focal length lenses for cooled and un-cooled cameras, including designs targeted for light weight and compact models. ISP manufactures in-house precision optical components, including spherical, aspherical, and diffractive coated infrared lenses. ISP manufactures and designs in-house a full spectrum of infrared coatings from protection coating on KBr to extreme high durability anti-reflection coatings on Silicon. In addition to its built-to-print optical elements product line, ISP also offers custom opto-mechanical assemblies, coatings, and diamond turning services along with IR catalog optics. ISP manufactures optics from various infrared crystals such as: Ge, Si, ZnSe, CaF2, GaAs, BaF2, Amtir, Gasir, IG5, and others.

19

ISP’s manufacturing processes utilize CNC grinding and polishing, diamond turning, continuous and conventional polishing, optical contacting, advanced coating, and design technologies to deliver consistent top quality solutions. ISP is ISO 9001-2008 certified, a Directorate of Defense Trade Controls registered company, and is fully compliant with ITAR requirements.

ISP’s address is 50 South Buckhout Street, Irvington, New York 10533, and its telephone number is (914) 591-3070.

ISP Stockholders

The ISP Stockholders owning the Purchased Shares as of the closing date of the Acquisition are also parties to the SPA.

Background of the Acquisition

We received a letter dated September 28, 2015 from Kipps DeSanto & Co. (“Kipps”), ISP’s investment banker, indicating that its client, ISP was interested in being acquired and sought bids by potential buyers. After discussions with our Board and senior management, and for the reasons set forth below under the heading “Our Reasons for the Acquisition,” we prepared a bid and submitted our indication of interest on October 29, 2015.

We were subsequently notified by Kipps that we were one of several companies that ISP desired to speak to further. Our management participated in meetings at ISP’s offices in November 2015 and visited ISP Latvia’s manufacturing facility in December 2015. On December 10, 2015, we received access to various due diligence materials through an online data room to assist us in further evaluating the potential Acquisition of ISP. On December 23, 2015, we submitted our letter of interest. However, we were notified by ISP in January 2016 that it decided to move forward with the other potential buyer.

Subsequently, in March 2016, Kipps notified us that ISP was unable to come to an agreement with the other potential buyer and inquired whether we may still be interested in acquiring ISP. Following additional discussions and negotiations, on March 28, 2016 we signed a letter of intent with ISP that provided for the material terms that are contained in the SPA. Shortly thereafter, in April 2016, ISP provided access to additional due diligence materials through an online data room. We and our legal and accounting advisors conducted detail financial, legal, and technical due diligence until July 2016.

While we conducted the due diligence of ISP, from April 2016 to July 2016, the parties also negotiated the terms of the SPA. We entered into the SPA with ISP on August 3, 2016 and filed a Current Report on Form 8-K with the SEC on August 8, 2016 to publicly announce the execution of the SPA.

20

Our Reasons for the Acquisition

In the ordinary course of business, our Board and senior management regularly review and assess various strategic alternatives available to us that may enhance stockholder value. A part of our growth strategy is to identify appropriate opportunities that would enhance our profitable growth through acquisition. As we developed our molded infrared capability and learned more about the infrared market, we became aware of larger business opportunities in this market that might be available with a broader range of product capability. When we were approached by Kipps about the possibility of acquiring ISP we saw an excellent complementary fit with our business that met our requirement of profitable growth in a market space we are investing in and saw it as an opportunity to accelerate our growth and expand our capabilities. We believe that the Acquisition will combine our high-volume molding technology with ISP’s high value diamond turning, coating, and polishing capabilities to establish a global, leading-edge industrial technology company. We expect the Acquisition to allow us to expand significantly and increase our scope of products and capabilities. Due to the location of ISP Latvia’s manufacturing facility, we also expect the Acquisition to increase our global customer base in Europe and generate synergies due to cross-selling of products, expanded distribution channels, and increased revenue through expanded product offerings. Finally, we expect improved production and assembly capabilities, as well as material processing capabilities as a result of the Acquisition.

Our Board determined that the SPA, the other agreements entered into in connection with the SPA and the transactions contemplated by all of these agreements are fair to, and in the best interests of, the Company and our stockholders. In approving these agreements and the transactions contemplated by them, our Board consulted with our accountants with respect to the financial aspects of the Acquisition and with our legal counsel as to our fiduciary duties and the terms of the SPA and the other agreements entered into in connection with the SPA. In reaching its determination to approve these agreements and the transactions contemplated by these agreements, our Board, with the advice from senior management and our financial and legal advisors, considered the following material factors:

●	Our Board’s knowledge of our business, operations, financial condition, and prospects and of ISP’s business, operations, financial condition, and prospects, taking into account the results of our due diligence review of ISP, discussions with ISP’s management, and the presentations and evaluations of our financial and legal advisors.

●	Our Board’s knowledge of the current and prospective environment in which we and ISP operate, including economic conditions, the competitive environment, the market for potential acquisitions, and the likely effect of these factors on our and ISP’s potential growth, profitability, and strategic options.

●	Our Board’s assessment that the Acquisition of ISP is reasonably likely to enhance our strategic goals necessary to remain competitive with some of our major competitors.

●	Our Board’s understanding of the other strategic alternatives likely to be available to us and the growth opportunities offered by such alternatives compared with the growth opportunities presented by the Acquisition of ISP.

●	The opportunity for improved operating results as a consequence of spreading fixed expenses over a larger revenue base.

●	The experience of certain members of our management in implementing previous mergers and acquisitions, and the expectation that following the Acquisition of ISP, we would continue to be managed by our experienced senior executives.

●	The financial terms of the Acquisition of ISP, together with the ability of our stockholders to participate in any future growth of the Company.

●	The likelihood that, once the SPA had been entered into, the Acquisition of ISP would be completed if the Share Issuance Proposal was approved by our stockholders and we were able to meet the Financing Condition.

21

In the course of its deliberations, our Board also considered a variety of risks, uncertainties, and other potentially negative factors concerning the Acquisition of ISP, including without limitation the risks described under the section entitled “Risk Factors” beginning on page 14 and the following:

●	The fact that if the Share Issuance Proposal is approved, the shares of our Class A common stock authorized to be issued in connection with the Acquisition of ISP could potentially represent approximately 64% of our issued and outstanding shares of Class A common stock (assuming no shares of our Class A common stock are issued after the Record Date and that all 10,000,000 shares authorized to be issued pursuant to the Share Issuance Proposal are issued).

●	The possibility that the financial and strategic benefits expected to be achieved in connection with the Acquisition of ISP would not be obtained on a timely basis or at all.

●	The diversion of management and employee attention during the period after the signing of the SPA but before the Acquisition closes and the potential effect on our business.

●	The risks and costs that could be borne by us if the Acquisition is not completed, including the payment of the Termination Fee.

●	That the transaction will be dilutive to our current stockholders.

The foregoing discussion of the information considered by our Board is not intended to be exhaustive, but includes the material factors that our Board considered in approving and recommending the Share Proposal Issuance. Our Board, together with our management and our financial and legal advisors, conducted numerous discussion of the factors described above. In view of the wide variety of factors considered by our Board in connection with its evaluation of the Acquisition and the complexity of these factors, our Board did not consider it practical to, nor did it attempt to, quantify, rank, or otherwise assign any specific or relative weights to the specific factors that it considered in the course of reaching its decision. In addition, in considering the factors described above, individual directors may have assigned different weights to different factors. Our Board discussed the factors described above, including asking questions of our management and legal and financial advisors, and, by the unanimous vote of those directors present, determined that the Acquisition was in the best interests of our stockholders and us.

The above explanation of the reasoning of our Board and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Cautionary Statement Concerning Forward-Looking Statements” beginning on page 18.

For the reasons set forth above, in addition to others, our Board has approved the SPA, the other agreements entered into in connection with the SPA, and the transactions contemplated by those agreements, subject to the approval of the Share Issuance Proposal, has concluded that the transactions are advisable and in the best interests of our stockholders and us, and recommends that our stockholders vote “FOR” the approval of the Share Issuance Proposal.

Interests of Our Officers and Directors in the Acquisition

None of our officers or directors has any interest in the proposed Acquisition of ISP; however, our officers and directors may be permitted to purchase shares of our Class A common stock in an offering, the net proceeds from which will be used to fund a portion of the Purchase Price of the Acquisition.

22

Interests of ISP’s Officers and Directors in the Acquisition

Joseph Menaker and Mark Lifshotz, ISP’s current President and Chief Executive Officer, respectively, are also the sole stockholders of ISP. In addition to the receiving the Purchase Price, the parties intend that Joseph Menaker and Mark Lifshotz will be employed or engaged by ISP or us following the closing of the Acquisition under terms and conditions to be agreed upon prior to the closing. Other than Joseph Menaker and Mark Lifshotz, none of the executive officers or directors of ISP has any interest in the proposed Acquisition of ISP.

No Appraisal or Dissenters’ Rights

No appraisal or dissenters’ rights are available to our stockholders under Delaware law, our Certificate of Incorporation, or our Bylaws in connection with any matter to be acted upon at the Special Meeting.

Federal Income Tax Consequences of the Acquisition

The Acquisition of ISP is not expected to result in U.S. federal income tax consequences to our stockholders.

Accounting Treatment of the Acquisition

The transaction will be accounted for under the acquisition method of accounting in accordance with the Financial Accounting Standard Board (“FASB”), Accounting Standard Codification or ASC 805-10, Business Combinations. Management has made a preliminary allocation of the estimated Purchase Price to the tangible and intangible assets acquired and liabilities assumed based on various preliminary estimates and assumptions. Any excess of the Purchase Price over those fair values will be recorded as goodwill. These preliminary estimates and assumptions could change significantly during the purchase price measurement period (typically up to one year) as we finalize the valuations of the net tangible assets and intangible assets and the net working capital adjustment per the SPA. Any change could result in material variances between our future financial results and the amounts presented in the condensed combined financial statements included in this proxy statement, including variances in fair values recorded, as well as expenses associated with these items.

23

THE STOCK PURCHASE AGREEMENT

The following discussion of the terms and conditions of the SPA is subject to and is qualified in its entirety by reference to the SPA, which is attached to this proxy statement as Annex A and was filed as Exhibit 10.08 to our Annual Report on Form 10-K, as filed with the SEC on September 15, 2016, and is incorporated herein by reference. This summary may not contain all of the information about the SPA that is important to you. You should refer to the full text of the SPA for details of the transaction and the terms and conditions of the SPA.

Additionally, representations, warranties, and covenants described in this section and contained in the SPA have been made only for the purpose of the SPA and, as such, are intended solely for the benefit of ISP, the ISP Stockholders, and us. In many cases, these representations, warranties, and covenants are subject to limitations agreed upon by the parties and are qualified by certain disclosures exchanged by the parties in connection with the execution of the SPA. Furthermore, the representations and warranties in the SPA are the result of a negotiated allocation of contractual risk among the parties and, taken in isolation, do not necessary reflect facts about the Company or ISP, their respective subsidiaries and affiliates, the ISP Stockholders, or any other party. Likewise, any references to materiality contained in the representations and warranties may not correspond to concepts of materiality applicable to investors or stockholders. Finally, information concerning the subject matter of the representations and warranties may have changed since the date of the SPA or may change in the future and these changes may not be fully reflected in the public disclosures made by us.

The Proposed Acquisition of ISP

Pursuant to the terms of the SPA, we will acquire the Purchased Shares. Upon consummation of the Acquisition, ISP will become our wholly-owned subsidiary.

Consideration

We will acquire the Purchased Shares, which represents 100% issued and outstanding shares of ISP’s common stock, for a Purchase Price equal to $18 million, to be paid in a combination of the Cash Amount and the Note. The Cash Amount shall not be less than $12 million, subject to a net working capital adjustment (the “Net Working Capital Adjustment”), debt adjustment (the “Debt Adjustment”), and cash adjustment (the “Cash Adjustment”), as provided in the SPA. The Working Capital Adjustment will adjust the Cash Amount, either positively or negatively, on a dollar-for-dollar basis, to the extent that net working capital is greater than or less than the target net working capital, as set forth in the SPA. The Debt Adjustment will adjust the Cash Amount, negatively, on a dollar-for-dollar basis, by the amount of any indebtedness of ISP or ISP Latvia as of the business day before the Acquisition is closed. The Cash Adjustment will adjust the Cash Amount, positively, on a dollar-for-dollar basis, by the amount of any cash held by ISP or ISP Latvia as of the day the Acquisition is closed.

The aggregate original principal amount of the Note shall equal the Purchase Price less the Cash Amount, as adjusted pursuant to the SPA, but in no event less than $3 million. During the Initial Period, interest will accrue on only the unpaid principal amount of the Note in excess of $2.7 million at an interest rate equal to ten percent (10%) per annum. After the Initial Period, interest will accrue on the entire unpaid principal amount of the Note from time to time outstanding, at an interest rate equal to ten percent (10%) per annum. Interest is payable semi-annual in arrears. The term of the Note is five years, and any unpaid interest and principal, together with any other amounts payable under the Note, is due and payable on the maturity date. The Note may be prepaid in whole or in part without penalty or premium. If any amount payable is not paid when due, whether at the maturity date, by acceleration, or otherwise, such overdue amount will bear interest at a rate equal to twelve percent (12%) per annum from the date of such non-payment until such amount is paid in full.

24

The following are considered “events of default” under the Note: (i) we fail to make any payment when due and such payment is not cured within five (5) days after we receive written notice of such failure; (ii) we commence any case, proceeding, or other action (a) under any existing or future law relating to bankruptcy, insolvency, reorganization, or other relief of debtors, seeking to have an order for relief entered with respect to us, or seeking to adjudicate us as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition, or other relief with respect to us or our debts or (b) seeking appointment of a receiver, trustee, custodian, conservator, or other similar official for us or for all or any substantial part of our assets, or we make a general assignment for the benefit of our creditors; (iii) there is commenced against us any case, proceeding, or other action of a nature referred to in clause (ii) which (a) results in the entry of an order for relief or any such adjudication or appointment or (b) remains undismissed, undischarged, or unbonded for a period of ninety (90) days; (iv) there is commenced against us any case, proceeding, or other action seeking issuance of a warrant of attachment, execution, or similar process against all or any substantial part of our assets that results in the entry of an order for any such relief which has not been vacated, discharged, or stayed or bonded pending appeal within ninety (90) days from the entry thereof; (v) we take any action in furtherance of, or indicating our consent to, approval of, or acquiescence in, any of the acts set forth in clauses (ii), (iii), and (iv); (vi) we are generally not, or shall be unable to, or admit in writing our inability to pay our debts as they become due; or (vii) we experience a change in control as a result of (a) a sale of all or substantially all of our assets or (b) a transaction by and between us and any “person” (having the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” within the meaning of Section 13(d)(3)), whereby our stockholders immediately prior to such transaction own less than fifty percent (50%) of the total fair market value or total voting power of the equity of the acquiring or surviving entity, as applicable. Upon the occurrence of an event of default, the entire unpaid and outstanding principal balance of the Note, together with all accrued and unpaid interest and any and all other amounts payable under the Note, will immediately be due and payable.

Representations and Warranties

We, ISP, and the ISP Stockholders made certain representations and warranties to each other that are customary for transactions of this type, subject in some cases to exceptions and qualifications set forth in a disclosure schedule to the SPA. All of the representations and warranties survive the closing of the Acquisition and remain in full force and effect for a period of fifteen (15) months following the closing of the Acquisition (other than with respect to the certain fundamental representations, which shall survive the closing of the Acquisition and remain in full force and effect until the expiration of the applicable statute of limitations).

Covenants

We, ISP, and the ISP Stockholders agreed to certain covenants and other agreements, including among others, (i) covenants regarding non-solicitation and non-competition and (ii) covenants requiring us to use our good faith efforts to obtain financing to purchase the Purchased Shares. We also agreed to honor agreements between ISP and ISP Latvia and certain of their business employees and to provide to certain business employees compensation and benefits that are substantially comparable to and no less favorable than such compensation and benefits as of the Acquisition closing date.

25

Indemnification

Pursuant to the SPA, (i) each ISP Stockholder, severally and not jointly, agreed to indemnify us, and each of our respective affiliates, and each of their respective successors, assigns, officers, directors, managers, members, partners, equity-holders, employees, representatives, and agents (collectively, the “LPTH Indemnified Parties”) from and against any loss suffered or incurred by any such indemnified party resulting from any breach of a representation or warranty of such ISP Stockholder; (ii) each ISP Stockholder, severally and not jointly, agreed to indemnify the LPTH Indemnified Parties from and against any loss suffered or incurred by the LPTH Indemnified Parties resulting from the breach of any post-closing covenant of such ISP Stockholder contained in the SPA or any other transaction document to which such ISP Stockholder is a party; (iii) the ISP Stockholders, jointly and severally, agreed to indemnify the LPTH Indemnified Parties from and against any loss arising or resulting from or based upon any breach of any representation or warranty regarding ISP or ISP Latvia; (iv) the ISP Stockholders, jointly and severally, agreed to indemnify the LPTH Indemnified Parties from and against any loss arising or resulting from or based upon any bonuses payable to any employees or independent contracts of ISP or ISP Latvia and triggered by the closing of the Acquisition; and (v) the ISP Stockholders, jointly and severally, agreed to indemnify the LPTH Indemnified Parties from and against any loss arising or resulting from or based upon any misclassification of any person providing services to ISP or ISP Latvia as independent contractors as opposed to “employees” for purposes of the Internal Revenue Code and the treasury regulations promulgated thereunder; provided, that there is no indemnification obligation for clause (i) or (iii) unless the loss related to each individual claim or series of related claims exceeds $20,000 and the aggregate of all losses arising under clauses (i) or (iii) exceeds an amount equal to $135,000, after which time only losses in excess of such amount will be recoverable and the aggregate liability under clauses (i) or (iii) cannot exceed $2.7 million; provided, further, that these limitations do not apply to certain fundamental representations.

Pursuant to the SPA, following the closing of the Acquisition, LPTH, ISP, and ISP Latvia, jointly and severally, agreed to indemnify the ISP Stockholders, and each of their respective affiliates, and each of their respective successors, assigns, officers, directors, managers, members, partners, equity-holders, employees, representatives, and agents, and the officers, directors, managers, members, partners, employees, representatives, and agents of ISP and ISP Latvia before the closing of the Acquisition (collectively, the “ISP Indemnified Parties”) from and against any loss suffered or incurred arising or resulting from or based upon (i) the breach of any of our representations or warranties; (ii) the breach of any our post-closing covenants or the breach of any of the post-closing covenants of ISP or ISP Latvia contained in the SPA or any other transaction documentation; and (iii) any post-closing operations of ISP or ISP Latvia and their affiliates; provided, that, there is no indemnification obligation for clause (i), unless the loss related to each individual claim or series of related claims exceeds $20,000 and the aggregate of all losses arising under clause (i) exceeds an amount equal to $135,000, after which time only such losses in excess of such amount will be recoverable by ISP Indemnified Parties and the aggregate liability under clause (i) cannot exceed $2.7 million; provided, further, that these limitations do not apply to any loss arising from actual fraud or intentional misrepresentation or from a breach of certain representations or warranties.

Conditions to Close of the ISP Acquisition

The completion of the Acquisition of ISP is subject to the satisfaction or waiver of certain conditions. In addition to customary closing conditions, the closing of the Acquisition of ISP is conditioned on us obtaining financing we need to purchase the Purchased Shares and obtaining the requisite stockholder approval related to the financing and the Acquisition, as applicable, as required by applicable NASDAQ rules and other applicable law.

26

Regulatory or Other Approvals

Except with respect to obtaining our stockholder’s approval of the Share Issuance Proposal, there are no other governmental approvals that must be obtained by any party prior to the closing of the Acquisition.

Closing

The closing of the Acquisition will occur on a date and time mutually agreed upon by the ISP Stockholders and us, not later than five (5) business days following the satisfaction or waiver of the closing conditions, including, without limitation, the Stockholder Approval Condition and the Financing Condition. Currently, we anticipate the Acquisition closing in the fourth quarter of calendar year 2016; however, there can be no assurance that the Acquisition will close in the fourth quarter of calendar year 2016, or at all.

Termination of the SPA

The SPA may be terminated under certain circumstances, including, but not limited to: (i) the mutual written consent of the ISP Stockholders and us; (ii) by the ISP Stockholders, if any of our representations and warranties in the SPA fail to be true and correct, subject to certain qualifications, or we breach or fail to perform in any material respect any of the covenants or other agreements in the SPA that has not been cured in the requisite time period; (iii) by us, if any of the representations and warranties made by the ISP Stockholders fail to be true and correct, subject to certain qualifications, or ISP or the ISP Stockholders breach or fail to perform in any material respect any of their covenants or other agreements in the SPA that has not been cured in the requisite time period; (iv) by the ISP Stockholders, on the one hand, or by us, on the other hand, if the closing of the Acquisition has not occurred on or prior to the Outside Date, provided that this right to terminate will not be available to any party whose failure to perform any material covenant or obligation under the SPA was the cause of, or resulted in, the failure of the closing to occur on or before the Outside Date; (v) by the ISP Stockholders, on the hand, or us, on the other hand, if the closing of the Acquisition has not occurred on or prior to the Outside Date due to our failure to satisfy the Financing Condition; (vi) by the ISP Stockholders, on the one hand, or by us, on the other hand, if (a) at this Special Meeting our stockholders do not approve the Share Issuance Proposal, which is intended to provide the financing required to close the Acquisition, or the Acquisition, as applicable or (b) the closing of the Acquisition has not occurred on or prior to the Outside Date due to our failure to satisfy the Stockholder Approval Condition; and (vii) by us, if, after the date of the SPA, any change or event occurs that has had or would be reasonably likely to have a material adverse change (a) as to ISP or (b) that results in the ISP Stockholders being unable to perform their obligations under the SPA and related transaction documents or consummate the Acquisition and the transactions contemplated thereby.

Termination Fees

The SPA provides that if the ISP Stockholders or we terminate the SPA due to our failure to satisfy the Stockholder Approval Condition or the Financing Condition, we are obligated to pay a Termination Fee to the ISP Stockholders and ISP for all of their documented out-of-pocket expenses, including, without limitation, legal, accounting, and travel expenses, up to Two Hundred Fifty Thousand Dollars ($250,000) within three (3) business days of the later of (i) the termination date or (ii) the date all reasonable documentation evidencing such expenses has been delivered to us.

Expenses

The SPA provides that whether or not the Acquisition is consummated, and except for the Termination Fee, if applicable, and as otherwise provided in the SPA, each party to the SPA is responsible for its respective fees, costs, and expenses incurred in connection with the preparation, negotiation, execution, and performance of the SPA or the Acquisition (including legal, accounting, and other professional fees).

Governing Law

The SPA is governed by the laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles that would require the application of any other law.

27

ITEM NO. 1

APPROVAL OF THE ISSUANCES OF UP TO 10,000,000 SHARES OF THE CLASS A COMMON STOCK OF LIGHTPATH TECHNOLOGIES, INC. IN CONNECTION WITH THE PROPOSED ACQUISITION OF ISP OPTICS CORPORATION, AS REQUIRED BY AND IN ACCORDANCE WITH THE APPLICABLE RULES OF THE NASDAQ STOCK MARKET LLC.

General

Our authorized capital stock consists of 45,000,000 shares, divided into 40,000,000 shares of common stock, par value $0.01 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share. Under our Certificate of Incorporation, our Board has the authority to issue such shares of common stock and preferred stock in one or more classes or series, with such voting powers, designations, preferences and relative, participating, optional or other special rights, if any, and such qualifications, limitations or restrictions thereof, if any, as shall be provided for in a resolution or resolutions adopted by our Board and filed as designations.

Of the 5,000,000 shares of preferred stock authorized in our Certificate of Incorporation, our Board has previously designated: (i) 250 shares as Series A Preferred Stock, all previously outstanding shares of which have been previously redeemed or converted into shares of Class A common stock and may not be reissued; (ii) 300 shares as Series B Preferred Stock, all previously outstanding shares of which have been previously redeemed or converted into shares of our Class A common stock and may not be reissued; (iii) 500 shares as Series C Preferred Stock, all previously outstanding shares of which have been previously redeemed or converted into shares of our Class A common stock and may not be reissued; (iv) 100,000 shares as Series D Participating Preferred Stock, none of which have been issued; however, in 1998, our Board declared a dividend distribution as a right to purchase one share of Series D Participating Preferred Stock for each outstanding share of Class A common Stock; and (v) 500 shares as Series F Preferred Stock, all previously outstanding shares of which have been previously redeemed or converted into shares of our Class A common stock and may not be reissued.

Of the 40,000,000 shares of common stock authorized in our Certificate of Incorporation, our Board has previously designated 34,500,000 shares as Class A common stock. As of September 19, 2016, 15,653,258 shares of our Class A common stock were outstanding. The remaining 5,500,000 shares of authorized common stock were designated as Class E-1 common stock, Class E-2 common stock, or Class E-3 common stock, all previously outstanding shares of which have been previously redeemed or converted into shares of our Class A common stock.

As of September 19, 2016, we have reserved for issuance 1,023,606 shares of our Class A common stock for issuance upon the exercise of outstanding warrants to purchase our Class A common stock, 2,131,055 shares of our Class A common stock underlying outstanding restricted stock units, 1,139,429 shares of our Class A common stock for issuance under the Amended and Restated Omnibus Incentive Plan, and 390,094 shares of our Class A common stock for issuance under our Employee Stock Purchase Plan. The outstanding warrants have a weighted average exercise price of approximately $1.26 per share as of September 19, 2016.

28

NASDAQ Rules

Our Class A common stock is listed on The NASDAQ Capital Market under the symbol “LPTH” and, as such, we are subject to the NASDAQ Listing Rules. NASDAQ Listing Rule 5635(a) requires stockholder approval prior to the issuance of securities in connection with an acquisition of the stock or assets of another company where the total number of shares of common stock to be issued is or will be equal to or in excess of 20 percent of the total number of shares of common stock outstanding before the issuance of the stock or securities. NASDAQ Listing Rule 5635(d) requires stockholder approval prior to the issuance of common stock in connection with non-public offerings in which: (i) the sale, issuance, or potential issuance of common stock (or securities convertible into or exercisable for common stock) is fixed at a price less than the greater of book or market value that (together with sales by officers, directors, or “substantial stockholders” of the company) equals 20 percent or more of common stock or 20 percent or more of the voting power outstanding before the issuance; or (ii) the sale, issuance, or potential issuance of common stock (or securities convertible into or exercisable common stock) equal to 20 percent or more of the common stock or 20 percent or more of the voting power outstanding before the issuance for less than the greater of book or market value of the common stock.

Impact of the NASDAQ Rules on the ISP Acquisition

In the event that we elect to fund a portion of the Purchase Price from the net proceeds of an offering, such issuance would be deemed to have occurred “in connection with” the proposed Acquisition of ISP. As a result, we are required to obtain stockholder approval pursuant to NASDAQ Listing Rule 5635(a) if the number of shares of Class A common stock to be issued is or will be equal to or in excess of 20 percent of the total number of shares outstanding before the issuance. In addition, if the total number of shares of Class A common stock issued in any such offering is equal to or exceeds 20 percent of the total number of shares of Class A common stock outstanding immediately prior to the issuances, and the offering price is less than the greater of the book or market value of our Class A common stock, NASDAQ Listing Rule 5635(d) requires that we obtain stockholder approval prior to such issuances. Thus, we believe it is in our best interests and the best interests of our stockholders to obtain stockholder approval of the Share Issuance Proposal in order to potentially issue greater than 20 percent of the total number of shares of Class A common stock outstanding prior to any such issuances made in connection with the Acquisition.

It is important to understand that we are not required to, nor are we seeking, stockholder approval of the proposed Acquisition of ISP. Rather, we are only seeking approval of the Share Issuance Proposal, which will allow us to issue up to 10,000,000 shares of Class A common stock in connection with the proposed Acquisition of ISP, as required by and in accordance with the applicable NASDAQ Listing Rules.

Our Cash Position

Our principal sources of liquidity are existing cash, cash equivalents, marketable securities, and cash generated from operations. As of June 30, 2016, we had on hand cash and cash equivalents of approximately $2.91 million.

Interests of Certain Persons in the Transactions

None of our executive officers or directors has any interest in the proposed Acquisition of ISP or the Share Issuance Proposal except to the extent that if we elect to undertake an offering to finance all or a portion of the Cash Amount, our officers and directors may be permitted to purchase shares of Class A Common Stock issuable pursuant to the any such offering. Joseph Menaker and Mark Lifshotz, ISP’s current President and Chief Executive Officer, respectively, are also the sole stockholders of ISP. In addition to the receiving the Purchase Price, the parties intend that Joseph Menaker and Mark Lifshotz will be employed or engaged by ISP or us following the closing of the Acquisition under terms and conditions to be agreed upon prior to the closing. Other than Joseph Menaker and Mark Lifshotz, none of the executive officers or directors of ISP have any interest in the proposed Acquisition of ISP.

29

Potential Dilution if the Share Issuance Proposal is Approved and the Shares are Issued

If the Share Issuance Proposal is approved, we will be allowed to issue up to 10,000,000 shares of our Class A common stock in connection with the proposed Acquisition of ISP, which, in the aggregate, would represent potentially sixty-four percent (64%) of the total number of shares of Class A common stock outstanding immediately following such issuances, assuming that no shares of Class A common stock have been issued since the Record Date and that all 10,000,000 shares of Class A common stock are issued. If we issue all of the shares of Class A common stock authorized by the Share Issuance Proposal, our current stockholders will experience significant dilution. However, it is not possible to determine the exact number of shares of our Class A common stock that could be issuable in connection with the proposed Acquisition of ISP.

Potential Effects if the Share Issuance Proposal is Not Approved

If the Share Issuance Proposal is not approved by our stockholders, we will only be permitted to: (i) issue shares of our Class A common stock in connection with the proposed Acquisition of ISP that, in the aggregate, equal 19.9% of the total number of shares of Class A common stock outstanding prior to such issuances or (ii) issue shares of our Class A common stock at a discount in an offering that, in the aggregate, equal 19.9% of the total number of shares of our Class A common stock outstanding prior to such issuances. Accordingly, we would be required to explore alternative financing arrangements, which may not be available under terms acceptable to us or at all. If we are unable to do so, we will be unable to satisfy the Financing Condition and/or Stockholder Approval Condition. If we are unable to satisfy the Stockholder Approval Condition or the Financing Condition by the Outside Date, we or the ISP Stockholders can elect to terminate the SPA and we will be obligated to pay the Termination Fee.

Recommendation and Vote Required

The approval of the Share Issuance Proposal, as required by and in accordance with the applicable rules of NASDAQ, requires the affirmative vote of a majority of votes cast at the Special Meeting, whether represented in person or by proxy.

THE BOARD RECOMMENDS VOTING FOR

THE SHARE ISSUANCE PROPOSAL

30

SELECTED HISTORICAL CONSOLIDATED FINANCIAL INFORMATION OF ISP

The following table summarizes selected financial information that has been derived from ISP’s audited consolidated financial statements for the years ended December 31, 2015 and 2014 and the unaudited consolidated financial statements for the six months ended June 30, 2016 and 2015. You should read the information set forth below in conjunction with Management’s Discussion and Analysis of Financial Condition and Results of Operations with respect to ISP and the consolidated financial statements and notes thereto included elsewhere in this proxy statement.

In 000’s except per share data	Six Months Ended June 30, 2016	Year ended December 31,
		2015	2014
Total Revenues	$6,390	$12,115	$10,332
Cost of Sales	$3,991	$7,620	$7,363
Operating Income	$803	$1,783	$249
Net income	$825	$1,470	$240

In 000’s

Total Assets	$5,995	$5,782	$4,206
Working Capital	$1,960	$1,536	$199
Stockholders’ Equity	$3,513	$2,698	$1,351

31

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial statements and related notes are based on our and ISP’s historical financial statements after giving effect to the proposed Acquisition of ISP, and the assumptions, reclassifications, and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements.

The following unaudited pro forma condensed combined balance sheet as of June 30, 2016 is presented as if the Acquisition of ISP had occurred on June 30, 2016. The unaudited pro forma condensed combined statement of comprehensive income for the year ended June 30, 2016 is presented as if the Acquisition of ISP had occurred on July 1, 2015 with recurring Acquisition-related adjustments reflected in such period. The pro forma adjustments to the unaudited pro forma condensed combined financial statements reflect events that are directly attributable to the Acquisition.

Determination of the ISP Purchase Price and allocations of such Purchase Price used in the unaudited pro forma condensed combined financial statements are based upon preliminary estimates and assumptions. These preliminary estimates and assumptions could change during the Purchase Price measurement period, provided under generally accepted accounting principles (up to one year from the Acquisition closing date), as we finalize the valuations of the net tangible assets and intangible assets. Any change could result in material variances between our future financial results and the amounts presented in these unaudited condensed combined financial statements, including variances in fair values recorded, as well as expenses associated with these items.

The following unaudited pro forma condensed combined financial statements are prepared for illustrative purposes only and are not necessarily indicative of or intended to represent the results that would have been achieved had the transaction been consummated as of the date indicated or that may be achieved in the future. The unaudited pro forma condensed combined financial statements do not reflect any operating efficiencies and associated cost savings that we may achieve with respect to the combined companies.

The unaudited pro forma condensed combined financial statements should be read in conjunction with our historical consolidated financial statements and accompanying notes included in this proxy statement, and ISP’s historical consolidated financial statements and related notes included in this proxy statement.

32

LIGHTPATH TECHNOLOGIES, INC.

Unaudited Pro Forma Condensed Combined Balance Sheet
As of June 30, 2016

	Historical
Assets	LightPath Technologies, Inc.	ISP Optics Corporation	Pro Forma Adjustments		Notes	Pro Forma Combined
Current assets:

Cash and cash equivalents	$2,908,024	$814,267		$(814,267)	(a)	$4,276,357
				7,433,216	(b)
				5,920,000	( c)
				(11,984,883)	(d)
Trade accounts receivable, net	3,545,871	1,584,134		(10,894)	(g)	5,119,111
Inventories, net	3,836,809	927,557		244,971	(d)	5,009,337
Other receivables	209,172	—				209,172
Prepaid expenses and other assets	652,308	135,895				788,203
Total current assets	11,152,184	3,461,853				15,402,180

Property and equipment, net	4,370,045	2,243,941		1,240,978	(d)	7,854,964
Related part note receivable	—	110,000		(110,000)	(a)	—
Intangible assets, net	—	50,000		(50,000)	(a)	10,759,000
				10,759,000	(d)
Goodwill	—	—		2,446,903	(d)	2,446,903
Deferred tax asset, net	—	44,675		(44,675)	(a)	—
Other assets	66,964	44,999				111,963
Total assets	$15,589,193	$5,955,468	$			$36,575,010

Liabilities and Stockholders’ Equity

Current liabilities:

Accounts payable	$1,361,914	$478,142		$(10,894)	(g)	$1,829,162
Accrued liabilities	328,144	385,161		457,686	(j)	1,170,991
Accrued payroll and benefits	1,356,255	—				1,356,255
Income tax payable	—	78,902		(78,902)	(a)	—
Loan payable, current portion	—	559,404		(559,404)	(a)	1,184,000
				1,184,000	( c)
Capital lease obligation, current portion	166,454	—				166,454
Total current liabilities	3,212,767	1,501,609				5,706,862

33

LIGHTPATH TECHNOLOGIES, INC.

Unaudited Pro Forma Condensed Combined Balance Sheet
As of June 30, 2016

	Historical
	LightPath Technologies, Inc.	ISP Optics Corporation	Pro Forma Adjustments	Notes	Pro Forma Combined

Capital lease obligation, less current portion	$178,919	$—			$178,919
Deferred rent	548,202	—			548,202
Other payables	—	317,192			317,192
Notes payable, less current portion	—	624,107	(624,107)	(a)	—
Warrant liability	717,393	—			717,393
Loan payable, less current portion	—	—	4,736,000	( c)	11,199,000
			6,463,000	(d)
Total liabilities	4,657,281	2,442,908			18,667,568

Stockholders’ equity:
Preferred stock: Series D	—	—			—
Common stock	155,909	—	46,784	(b)	202,693
Additional paid-in capital	214,661,617	—	7,386,433	(b)	222,048,050
Accumulated other comprehensive income	126,108	—			126,108
Retained earings (Accumulated deficit)	(204,011,722)	3,512,560	243,471	(a)	(204,469,408)
			(3,756,031)	(d)
			(457,686)	(j)
Total stockholders’ equity	10,931,912	3,512,560			17,907,442
Total liabilities and stockholders’ equity	$15,589,193	$5,955,468			$36,575,010

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Information.

34

LIGHTPATH TECHNOLOGIES, INC.

Unaudited Pro Forma Condensed Combined Statement of Comprehensive Income
For the year ended June 30, 2016

	Historical
	LightPath Technologies, Inc.	ISP Optics Corporation	Pro Forma Adjustments	Notes	Pro Forma Combined
Product sales, net	$17,272,238	$12,374,318	$(70,946)	(g)	$29,575,610
Cost of sales	7,967,728	8,142,135	(70,946)	(g)	16,146,905
			107,988	(e)
Gross margin	9,304,510	4,232,183			13,428,705
Operating expenses:
Selling, general and administrative	6,581,218	2,987,358	(202,710)	(k)	8,072,255
			(23,224)	(e)
			(1,051,995)	(i)
			(218,392)	(j)
New product development	668,840	—	177,710	(k)	846,550
Amortization of intangibles	—	—	25,000	(k)	1,120,200
			1,120,200	(e)
			(25,000)	(h)
Loss on disposal of equipment	45,037	—			45,037
Total costs and expenses	7,295,095	2,987,358			10,084,042
Operating income	2,009,415	1,244,825			3,344,663
Other income (expense)
Interest expense	(37,627)	(62,786)	(330,000)	(f)	(810,063)
			(323,654)	(f)
			62,786	(f)
			(118,782)	(f)
Interest expense - debt costs	—	—	(16,000)	(f)	(16,000)
Change in fair value of warrant liability	(52,454)	—			(52,454)
Other income (expense)	(305,444)	116,741			(188,703)
Net income before taxes	1,613,890	1,298,780			2,277,443
Income taxes	199,275	309,475			508,750
Net income before noncontrolling interest	$1,414,615	$989,305			$1,768,693
Net income attributable to noncontrolling interest	—	11,548			11,548
Net income attributable to ISP Optics Corporation	$1,414,615	$977,757			$1,757,145
Income per share - basic	$0.09	na			$0.09
Number of shares used in per share calculation- basic	15,401,893	—	4,678,362	(b)	20,080,255
Income per common share - diluted	$0.08	na			$0.08
Number of shares used in per share calculation- diluted	16,875,383	—	4,678,362	(b)	21,553,745
Foreign currency translation adjustment	75,428	(129,148)			(53,720)
Comprehensive income	$1,490,043	$848,609			$1,703,425

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Information.

35

LIGHTPATH TECHNOLOGIES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1. BASIS OF PRESENTATION

The adjustments to the historical financial statements give pro forma effect to events that are (i) directly attributable to each specific transaction, (ii) factually supportable, and (iii) either expected to have a continuing impact or are nonrecurring. The financial information included in the unaudited pro forma condensed combined balance sheet and statement of comprehensive income is prepared in accordance with accounting principles generally accepted in the United States of America.

The business combination was accounted for under the acquisition method of accounting in accordance with ASC Topic 805, Business Combinations. As the acquirer for accounting purposes, the Company has preliminarily estimated the fair value and useful lives of the acquired assets and assumed liabilities of ISP.

The pro forma condensed combined financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The combined pro forma financial information does not reflect the realization of any expected cost savings or other synergies from the acquisition of ISP.

2. DESCRIPTION OF ACQUISITION & FINANCING

On August 3, 2016, we entered into the SPA, by and among ISP, the ISP Stockholders, and the Company, pursuant to which the Company will acquire the Purchased Shares from the ISP Stockholders. ISP is a New York-based manufacturer of precision optics. ISP has one wholly-owned subsidiary, ISP Latvia, a limited liability company formed under the laws of the Republic of Latvia. Following the closing of the Acquisition, ISP will become the Company’s wholly-owned subsidiary.

The Company will acquire the Purchased Shares for $18 million, to be paid in a combination of the Cash Amount and the Note. The Cash Amount, subject to a net working capital adjustment, debt adjustment, and cash adjustment as provided in the SPA, will not be less than $12 million. The aggregate original principal amount of the Note will equal the Purchase Price less the Cash Amount, as adjusted pursuant to the SPA, but in no event less than $3 million.

36

During the Initial Period, interest will accrue on only the unpaid principal amount of the Note in excess of $2.7 million at an interest rate equal to ten percent (10%) per annum. After the Initial Period, interest will accrue on the entire unpaid principal amount of the Note outstanding, at an interest rate equal to ten percent (10%) per annum. Interest is payable semi-annually in arrears. The term of the Note is five years, and any unpaid interest and principal, together with any other amounts payable under the Note, is due and payable on the maturity date. The Company may prepay the Note in whole or in part anytime without penalty or premium. If the Company does not pay any amount payable when due, whether at the maturity date, by acceleration, or otherwise, such overdue amount will bear interest at a rate equal to twelve (12%) per annum from the date of such non-payment until the Company pays such amount in full.

3. PRELIMINARY PURCHASE PRICE ALLOCATION

We are required to allocate the purchase price to acquired tangible assets, identifiable intangible assets, and assumed liabilities based on their fair values. Management has not yet finalized its valuation analysis, and therefore the allocation of the purchase price is based on fair value estimates that are still preliminary and subject to change. There can be no assurances that these final valuations will not result in material changes to the estimated allocation.

The following table reflects the allocation of the purchase price (net of a reduction of $15,717, representing the preliminary estimated net of the working capital adjustment and the markup for the fair value of the Note issued to the ISP Stockholders), to the estimated fair values assigned to the acquired tangible assets, identifiable intangible assets, and assumed liabilities, with the excess recorded as goodwill.

As of June 30, 2016
(unaudited)
Other current assets	$2,892,557
Property and Equipment	3,484,919
Other assets	44,999
Identifiable intangible assets	10,759,000
Goodwill	2,446,903
Total assets	$19,628,378
Current liabilities	863,303
Long term liabilities	317,192
Net assets acquired	$18,447,883

4. NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(a) Reflects the elimination of items which were not purchased or assumed in the Acquisition.

(b) Reflects the projected sale of 4,678,362 shares of Class A common stock with gross proceeds of $8,000,000, and estimated costs of $566,784 associated with the SPA, which is expected to close concurrent with the Acquisition.

37

(c) Reflects a proposed credit facility with a bank, representing $6,000,000 in term debt, which is expected to close concurrent with the Acquisition, as discussed in Note 2. This includes a netting of principal with estimated debt issuance costs of $80,000.

(d) Reflects the provisional adjustment of intangible assets acquired by the Company to their fair values, and elimination of historical equity of ISP, as well as the cash payment of $12,000,000 and the Note issued to the ISP Stockholders of $6,000,000, which accrues interest at a rate of 10% per annum interest on the balance above $2.7 million during the Initial Period, see Note 2. The Note issued to the ISP Stockholders was recorded at the fair value of $6,463,000, which is the present value of the Note and the present value of all future interest payments using 7% as the interest rate. The increase for the fair value will be amortized, over the five-year term, using the effective interest rate method.

As part of the preliminary valuation analysis, the Company identified intangible assets, including customer relationships, customer backlog, trade secrets, trademarks and non-compete agreements. The customer relationships, customer backlog, trade secrets, trademarks and non-compete agreements were determined to have estimated values of $5,633,000, $261,000, $2,546,000, $2,290,000 and $29,000, respectively, and estimated useful lives of 15, 2, 8, 8, and 3 years, respectively. The estimated fair value of identifiable intangible assets is determined primarily using the “income approach”, which requires a forecast of all future cash flows. This also reflects a $1,240,978 adjustment to increase the basis of the acquired property, plant and equipment to reflect fair value of the assets at acquisition date. The estimated useful lives range from 3 years to 7 years. This also reflects a $244,971 adjustment to increase the basis of the acquired inventory to reflect fair value of the inventory at acquisition date.

(e) Reflects an estimated increase in depreciation expense of $84,764, amortization expense of $1,120,200 and interest expense on amortization of debt issuance costs of $16,000 for the year ended June 30, 2016.

(f) Reflects (i) elimination of interest expense on ISP debt not assumed in the Acquisition, (ii) accrued interest on the outstanding principal amount of the Note issued to the ISP Stockholders in excess of $2.7 million at an interest rate equal to 10% per annum, (iii) accrued interest on the outstanding principal amount of the proposed credit facility, which is expected to close concurrent with the Acquisition, and which is discussed in Note 2, at an interest rate equal to prime + 2%, or 5.5%, (iv) amortization of premium on Note issued to the ISP Stockholders, using the effective interest rate method, and (v) amortization of debt discount related to issuance costs, which are being amortized over the five year term of the credit facility.

38

Year Ended June 30, 2016
Elimination of interest expense on ISP debt	$62,799
Estimated interest expense on Note to the ISP stockholders*	(330,000)
Estimated interest expense on a proposed credit facility**	(323,654)
Amortization of premium on debt	(118,782)
Amortization of new debt discount	(16,000)
Pro forma adjustments to interest expense, net	$(725,650)

* Includes $330,000 of interest related to the Note issued to the ISP Stockholders using an interest rate of 10.0%, for the year ended June 30, 2016. Interest is not paid on $2.7 million of the Note issued to the ISP Stockholders for the first 15 months.

** Includes $323,654 of additional interest related to the $6 million proposed credit facility, using an estimated interest rate of 5.5%. The proposed credit facility is a five year note with interest only due for the first six months. The principal is due monthly over the remaining 54 months.

(g) Reflects the elimination of intercompany sales of $4,096 for LightPath and $66,850 for ISP for fiscal 2016. Reflects elimination of intercompany receivables of $10,000 for LightPath and $894 for ISP as of June 30, 2016.

(h) Reflects the elimination of $25,000 of amortization expense for fiscal 2016 associated with previous ISP intangibles not assumed with the Acquisition.

(i) Reflects the elimination of certain fees of ISP, which were incurred by ISP that will no longer be effective upon the Acquisition date. These fees include: excess compensation paid to the two owners, officer life insurance expenses, rent for apartments for the owners, and professional services for banking and legal fees to sell ISP.

(j) Reflects the elimination of non-recurring transaction expenses incurred of approximately $200,000 for the year ended June 30, 2016. Also reflects the accrual of $500,000 million for estimated fees expected to be incurred to close the Acquisition.

(k) Represents reclassification adjustments to conform to LightPath’s presentation.

(l) Does not reflect any adjustment to income tax expense, as the impact is not considered significant.

39

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

LightPath

Our Class A common stock is listed on The NASDAQ Capital Market under the ticker symbol “LPTH.” Our fiscal year ends on June 30 of each year. The following table sets forth, for the periods indicated, the actual high and low bid prices of our Class A common stock (rounded to the nearest penny) as reported by The NASDAQ Capital Market:

	Fiscal 2017		Fiscal 2016		Fiscal 2015
	High	Low	High	Low	High	Low
First Quarter (1)	$1.96	$1.84	$2.03	$1.45	$1.54	$1.15
Second Quarter	—	—	$2.82	$1.43	$1.46	$0.88
Third Quarter	—	—	$3.43	$1.80	$1.32	$0.87
Fourth Quarter	—	—	$2.06	$1.71	$1.79	$0.88

(1) Through September 19, 2016.

On September 19, 2016, the closing price as reported on The NASDAQ Capital Market of our Class A common stock was $1.88 per share. As of the Record Date, we had 242 record and 6,164 beneficial holders of our Class A common stock.

We have never declared or paid any cash dividends on our Class A common stock. We currently intend to retain any future earnings to finance the operation, growth, and development of our business. Any future determination as to the declaration and payment of dividends, if any, will be at the discretion of our Board and will depend on then existing conditions, including our financial condition, operating results, contractual restrictions, capital requirements, business prospects, and other factors our Board may deem relevant.

ISP

Historical price date for ISP has not been presented as there is no established trading market in ISP’s common stock. ISP has never declared or paid any cash dividends on its common stock.

40

BUSINESS – ISP OPTICS CORPORATION

General

ISP was incorporated in New York in 1993 and is a vertically integrated manufacturer offering a full range of infrared products from high performance MWIR and LWIR lens assemblies to catalog and custom infrared optical elements. ISP’s infrared Lens Assembly product line includes dual field of view and fixed focal length lenses for cooled and un-cooled cameras, including designs targeted for light weight and compact models. ISP manufactures in-house precision optical components, including spherical, aspherical, and diffractive coated infrared lenses. ISP manufactures and designs in-house a full spectrum of infrared coatings from protection coating on KBr to extreme high durability anti-reflection coatings on Silicon. In addition to its built-to-print optical elements product line, ISP also offers custom opto-mechanical assemblies, coatings, and diamond turning services along with IR catalog optics. ISP manufactures optics from various infrared crystals such as: Ge, Si, ZnSe, CaF2, GaAs, BaF2, Amtir, Gasir, IG5, and others.

ISP’s manufacturing processes utilize CNC grinding and polishing, diamond turning, continuous and conventional polishing, optical contacting, advanced coating, and design technologies to deliver consistent top quality solutions that serve the growing industry demands with an unwavering commitment to our world-wide customers. ISP is ISO 9001-2008 certified and Directorate of Defense Trade Controls registered company, and is fully compliant with ITAR requirements.

ISP’s address is 50 South Buckhout Street, Irvington, New York 10533, and its telephone number is (914) 591-3070.

ISP has one wholly-owned subsidiary, ISP Latvia, a limited liability company formed under the Laws of the Republic of Latvia and registered with the commercial register under registration no. 40103009686. ISP Latvia was founded in Riga, Latvia in 1997. ISP Latvia manufactures high precision optics offering a full range of infrared products including catalog and custom infrared optics and lens assemblies. ISP Latvia’s manufacturing processes utilize a variety of modern technologies and techniques, including CNC grinding, diamond turning, conventional polishing, in-house water soluble crystal growing (NaCI and KBr) and handling. ISP Latvia manufactures optics from a wide range of infrared crystals from Ge, Si, GaAs, ZnSe, CaF2, and BaF2 to Gasir, Amtir, and others. In addition to the IR crystals, ISP Latvia manufactures optics from various optical glasses, including BK-7, Quartz, Fused Silica, Infrasil 301, and Schott glass.

ISP Latvia manufactures and designs in house a full spectrum of IR coatings from protection coating on KBr to Extreme High Durability AR Coatings on Silicon. ISP Latvia is an ISO 9001-2008 certified company. Its address is 24A Ganibu Dambis Street, Riga, Latvia LV-1005, and its telephone number is +371-67-323-779.

Product Groups & Markets

ISP produces infrared optical lenses and lens assemblies for commercial, aerospace and defense, and educational uses. ISP’s product groups include custom optics, catalog optics, standard and custom thin-film coatings, and standard and build-to-specs infrared lens assemblies. ISP’s products are used in a number of industry applications including, but not limited to, night vision systems, thermal imaging cameras, chemical analysis instruments, firearm scopes, medical imaging, and telescopes.

Sales & Marketing

ISP has developed an internal sales and marketing team that focuses on enhancing ISP’s sales channels across the globe. ISP’s marketing strategy incorporates participation in trade shows, social media efforts, print and media advertisements, direct e-mails, and various other channels.

41

Competition

ISP’s major competitors are largely market specific and vary across ISP’s catalog optics, custom optics, and lens assembly product offerings. The infrared optics and lens assembly market is characterized by relatively high barriers to entry, making it difficult for new competitors to gain traction and capture market share. As such, there are a few well-established players, in addition to ISP, that control most of the market share in each of these market segments.

Manufacturing

ISP has a global manufacturing footprint with strategically located manufacturing facilities in both the United States and Europe, providing greater access to its customers and operational flexibility. ISP leverages its highly qualified and cost efficient labor force in its state-of-the-art Latvian facility to provide high quality and cost-effective solutions. As a vertically-integrated manufacturer, ISP’s manufacturing capabilities span crystal growth, grinding, diamond turning, polishing, coating, metrology, and lens assembly.

Patents & Other Proprietary Intellectual Property

ISP does not have any patents. However, ISP’s polishing technologies, coating recipes, and lens assemblies are considered proprietary intellectual property. ISP has taken security measures to protect such proprietary intellectual property. ISP holds a trademark in the United States in the name in ISP Optics Corp ®.

Environmental & Governmental Regulation

ISP is subject to The International Traffic in Arms Regulations (“ITAR”). ISP has not been subject to any investigations or other issues related to ITAR.

In March 2006, Ramboll Environ US Corporation (“Ramboll”) conducted an environmental assessment of ISP. Ramboll did not identify any “Recognized Environmental Conditions” or “RECS,” Controlled RECs, or Historical RECs at the property. Although there are historical operations associated with the property that involved the prior use of aboveground and underground storage tanks and hazardous materials (petroleum products, inks, and other chemicals), the landlord advised that it is not aware of any underground storage tanks on the property nor is the landlord aware of any spills or releases.

Based upon Ramboll onsite observations of minimal chemical usage, good chemical management practices, and no records or indications of spills or releases in ISP’s leasehold coupled with ISP’s short tenure (since 2010) at its facility, Ramboll concluded that it is highly unlikely that any contamination – if identified – would be attributable to ISP’s operations. If contamination associated with historical operations is identified at the site, remediation obligations would be associated with prior operations conducted by former entities onsite.

Research & Development

ISP is actively engaged in research and development activities related to lens assemblies design and engineering, as well as new polishing technologies. ISP expended approximately $140,000 on research and development efforts in these areas during 2014 and approximately $151,000 in 2015.

42

Customers

ISP’s customers include various commercial original equipment manufacturers, aerospace and defense contractors, and universities, governments and laboratories. For the year ended December 31, 2015, sales to one customer comprised approximately 23% of ISP’s annual sales.

Employees

As of September 19, 2016, ISP had 111 full-time equivalent employees, with 37 employees in Irvington, New York and 74 employees in Riga, Latvia. None of the employees are represented by a labor union.

Properties

ISP has operating leases for office space in Irvington, New York, and through its ISP Latvia subsidiary, has a lease agreement for manufacturing and office space in Riga, Latvia. The New York lease agreement is a 10 year agreement, expiring in June 2020, for 13,250 square feet of manufacturing and office space. Monthly rent expense under this lease is approximately $28,700. The Latvia lease agreement for 18,870 square feet is set to expire in December 2019, at which point ISP has the option to exercise a three-year extension. Monthly rent expense under the Latvia lease is approximately $6,800.

Legal Proceedings

From time to time, ISP is involved in various legal actions arising in the normal course of business. ISP currently has no legal proceedings to which it is a party to or to which its property is subject to.

43

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

LIGHPATH

Set forth below is management’s discussion and analysis of our financial condition and results of operation for the years ended June 30, 2016 and 2015. The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our audited financial statements and the notes thereto, as of and for the years ended June 30, 2016 and 2015, prepared in accordance with GAAP starting on page F-1 of this proxy statement.

Results of Operations

Fiscal Year Ended June 30, 2016 compared to the Fiscal Year Ended June 30, 2015:

Revenues:

Revenue for fiscal 2016 totaled approximately $17.27 million compared to approximately $13.66 million for fiscal 2015, an increase of 26%. The 26% increase in revenue primarily resulted from a $1 million increase in sales of specialty products due to higher volume of sales to defense customers, a $1.8 million increase in sales of our high volume precision molded optics (“HVPMO”) and low volume precision molded optics (“LVPMO”) products, a $559,000 increase in sales of our infrared products, and a $297,000 increase in non-recurring engineering (“NRE”) fees. The $1.8 million increase in sales of our HVPMO and LVPMO products is due to revenue for LVPMOs increasing by 4%, or $286,000, compared to fiscal 2015, while revenue for HVPMOs increased by 58%, or $1.46 million, compared to fiscal 2015. Unit shipment volume in precision molded optics in fiscal 2016 increased by 17% as compared to fiscal 2015 and the average selling price improved 2% period over period. This was due to a product mix shift in the LVPMO group with higher volumes sold to customers in the distribution, medical applications, and telecommunications sectors. We expect continued growth in sales to be derived primarily from our specialty products and our precision molded optics product line, particularly our HVPMOs sold in Asia, and our infrared product line based upon recent quote activity and market trends.

Cost of Sales:

Gross margin percentage for fiscal 2016 was 54% compared to 44% in fiscal 2015. The improvement in gross margin is primarily attributed to a $3.6 million increase in revenues with a favorable product mix of higher margin products, resulting in higher sales prices and providing leverage of our increased sales volume against our fixed manufacturing overhead costs. Also, improvements in our infrared product group due to better yields and cost reductions with in-house coating increased gross margin. Total manufacturing costs were approximately $7.97 million, an increase of approximately $286,000 as compared to fiscal 2015.

We plan to continue emphasizing unit cost reductions now that we have completed the consolidation of production in LPOIZ’s facility, efficiently purchasing raw materials and continuing to increase the amount of anti-reflective coating we do in-house versus outsourcing this service. We also anticipate efficiency improvements in production at LPOIZ’s Zhenjiang facility as the employees become a more experienced workforce.

Selling, General and Administrative Expenses:

Selling, general and administrative expenses increased by approximately $1.45 million to $6.58 million in fiscal 2016 as compared to $5.13 million in fiscal 2015. The increase was primarily due to: (i) a $412,000 increase in the accrual for fiscal 2016 incentive compensation given the strong performance during fiscal 2016, which increased to $720,000 in fiscal 2016 from $380,000 in fiscal 2015, (ii) a $399,000 increase of wages from new product development as a result of the transition to a technical sales process, which we announced in February 2015 as part of our organizational optimization plan, (iii) a $100,000 early termination payment due pursuant to a sales agreement, (iv) a $67,000 increase for fees related to our 2016 stockholders’ annual meeting and related proxy solicitations, (v) a $334,000 increase in legal expenses related to the 2016 stockholders’ annual meeting and the ISP acquisition, and (vi) a $139,000 increase in other expenses. We project that our selling, general and administrative expenses will increase in fiscal 2017, due to an increase in commissions earned by our sales force and incentive compensation paid to our named executive officers and key employees as a result of an increase in forecasted sales.

44

New Product Development:

New product development costs in fiscal 2016 decreased by approximately $440,000 to $669,000 from $1.1 million in fiscal 2015. This decrease was primarily due to a decrease in wages as a result of the re-positioning of personnel to selling, general and administrative expenses in connection with our transition to a technical sales process and a decrease in materials used for engineering projects. We anticipate an increase in product development spending in fiscal 2017 as compared to fiscal 2016.

Interest expense was approximately $37,600 for fiscal 2016 as compared to approximately $31,500 for fiscal 2015. Interest expense resulted from amortization of debt costs related to our invoice-based working capital revolving line of credit (the “Invoiced Base Line”) with AvidBank Corporate Finance, a division of AvidBank (“AvidBank”) and interest on capital lease obligations.

Other Income (Expense):

In fiscal 2016 and 2015, we recognized approximately $52,000 and $464,000 in expense, respectively, related to the change in the fair value of derivative warrants issued in connection with our June 2012 private placement. This fair value will be re-measured each reporting period throughout the five year life of the warrants, or until exercised.

Investment and other income decreased by approximately $347,000 to an expense of $305,000 in fiscal 2016 primarily from the impact of foreign exchange rates reflecting the change in foreign exchange rates during the period of time between when we received invoices and paid those invoices and the book value change on our fixed assets and inventory in China.

We execute all foreign sales from our Orlando facility and inter-company transactions in United States dollars, mitigating the impact of foreign currency fluctuations. Assets and liabilities denominated in non-United States currencies, primarily the Chinese Renminbi, are translated at rates of exchange prevailing on the balance sheet date, and revenues and expenses are translated at average rates of exchange for the year. During the years ended June 30, 2016 and 2015, we incurred a gain of $75,428 and a loss of $1,000 on foreign currency translation, respectively.

Net Income (Loss):

Net income for fiscal 2016 was approximately $1.41 million compared with a net loss of approximately $715,000 in fiscal 2015, an increase of approximately $2.13 million. This increase in net income from fiscal 2015 to fiscal 2016 was primarily driven by higher sales with increased gross margin, partially offset by the negative impact of accounting entries for the change in the fair value of our warrant liability.

Liquidity and Capital Resources

At June 30, 2016, we had working capital of approximately $7.94 million and total cash and cash equivalents of approximately $2.91 million, of which approximately $1.45 million of the total cash was held by our foreign subsidiaries.

45

Cash and cash equivalents held by our foreign subsidiaries in China were generated in China as a result of foreign earnings. Before any funds can be repatriated the retained earnings in China must equal at least 150% of the registered capital. As of June 30, 2016, we had retained earnings of $1.18 million and we need to have retained earnings of $11.3 million before repatriation will be allowed. We currently intend to permanently invest earnings generated from our foreign operations, and, therefore, we have not previously provided for United States taxes on the related earnings. However, if in the future we change such intention, we would provide for and pay additional United States taxes at such time.

We generally rely on cash from operations and equity and debt offerings, to the extent available, to satisfy our liquidity needs. From February 1996 (when our initial public offering occurred) through the end of fiscal 2016, inclusive, we raised a net total of approximately $106 million from the issuance of common and preferred stock, the sale of convertible debt and the exercise of options and warrants for shares of our common stock.

On December 23, 2014, we entered into the Amended and Restated Loan and Security Agreement (the “Amended LSA”) with AvidBank for the Invoice Based Line. Pursuant to the Amended LSA, AvidBank will, in its discretion, make loan advances to us up to a maximum aggregate principal amount outstanding not to exceed the lesser of (i) One Million Dollars ($1,000,000) or (ii) eighty percent (80%) (the “Maximum Advance Rate”) of the aggregate balance of our eligible accounts receivable, as determined by AvidBank in accordance with the Amended LSA. AvidBank may, in its discretion, elect to not make a requested advance, determine that certain accounts are not eligible accounts, change the Maximum Advance Rate or apply a lower advance rate to particular accounts or terminate the Amended LSA. Our obligations under the Amended LSA are secured by a first priority security interest (subject to permitted liens) in cash, U.S. inventory and accounts receivable.

On December 23, 2015, we executed the First Amendment to the Amended LSA to extend the term to December 23, 2016. Amounts borrowed under the Amended LSA may be repaid and re-borrowed at any time prior to December 23, 2016, at which time all amounts shall be immediately due and payable. We did not have any amount outstanding under the Amended LSA as of June 30, 2016. We do not anticipate the need to draw upon this facility during fiscal 2017. However, if we would draw upon this facility, cash flows generated from U.S. operations are estimated to be sufficient to service this debt. For additional information, see Note 16, Loan Payable, to the Notes to the Financial Statements starting on page F-1 of this proxy statement.

We believe we have adequate financial resources to sustain our current operations in the coming year. We have established milestones that will be tracked to ensure that as funds are expended we are achieving results before additional funds are committed. We anticipate sales growth in fiscal 2017 primarily from precision molded optics, with the emphasis on HVPMO applications, specialty products, and infrared products. We also expect to be better positioned to accelerate our revenue growth and profitability as a result of certain strategic growth initiatives and an organizational optimization plan where we transitioned to a technical sales process that leverages the success of our existing demand-creation model. These growth initiatives and organizational modifications are intended to further enhance our incremental organic growth position for our core aspheric lens business, prime our operations for the anticipated high growth of our new infrared products, and allow for the integration of strategic acquisitions. We are also benefiting from a substantial increase in revenue generating opportunities and broader market applications as a result of our investments in technologies that decreased our lens production costs and expanded our production capacity. We believe we can further improve upon our track record of growth – and do so far more profitably.

There are a number of factors that could result in the need to raise additional funds, including a decline in revenue or a lack of anticipated sales growth, increased material costs, increased labor costs, planned production efficiency improvements not being realized, increases in property, casualty, benefit and liability insurance premiums, and increases in other discretionary spending, particularly sales and marketing related. We will also continue efforts to keep costs under control as we seek renewed sales growth. Our efforts are directed toward generating positive cash flow and profitability. If these efforts are not successful, we may need to raise additional capital. Should capital not be available to us at reasonable terms, other actions may become necessary in addition to cost control measures and continued efforts to increase sales. These actions may include exploring strategic options for the sale of the Company, the sale of certain product lines, the creation of joint ventures or strategic alliances under which we will pursue business opportunities, the creation of licensing arrangements with respect to our technology, or other alternatives.

46

Cash Flows – Financings:

Net cash provided by financing activities was approximately $237,000 in fiscal 2016 compared to approximately $963,000 in fiscal 2015. As of June 30, 2016 and 2015, we had an accumulated deficit of approximately $204 million and $205 million, respectively.

On January 20, 2015, we closed a sale of our securities in accordance with that certain Securities Purchase Agreement with Pudong Science & Technology Investment (Cayman) Co., Ltd. (“Pudong Investment”). Prior to the closing, the Securities Purchase Agreement was amended (as amended, the “Securities Purchase Agreement”) and assigned by Pudong Science & Technology (Cayman) Co., Ltd. (“Pudong”) to its affiliate, Pudong Investment.

In connection with the closing, we sold to Pudong Investment 930,790 shares of Class A common stock at a price of $1.40 per share, which was adjusted from the initial per share purchase price of $1.62 pursuant to the terms of the Securities Purchase Agreement. We received gross cash proceeds from the issuance of the Class A common stock in the amount of approximately $1,303,000. The costs associated with this equity raise were approximately $181,000, leaving net proceeds of approximately $1,122,000. We used the sale proceeds to provide working capital in support of our continued growth, particularly new product development, sales and marketing of our infrared product line, capital expenditures related to the acquisition of new equipment and for working capital needs for our U.S. and Chinese operations.

Immediately following the issuance of the shares of Class A common stock pursuant to the Securities Purchase Agreement, Pudong Investment beneficially owned 14.9% of our outstanding shares of Class A common Stock.

The shares of Class A common stock issued were exempt from the registration requirements of the Securities Act. The shares of Class A common stock are restricted securities that have not been registered under the Securities Act and may not be offered or sold absent registration or applicable exemption from the registration requirements.

Cash Flows – Operating and Investing:

Cash flow provided by operations was approximately $1.53 million for the year ended June 30, 2016, an increase of approximately $1.44 million from fiscal 2015. Our cash flow provided by operations was approximately $290,000 for the fourth quarter of fiscal 2016, compared to cash flow provided by operations of approximately $747,000 for the fourth quarter of fiscal 2015. We anticipate improvement in our cash flows provided by operations in future years due to sales growth and continued margin improvements based on production efficiencies and reductions in product costs, offset by marginal increases in selling, administrative, and new product development expenditures.

During fiscal 2016, we expended approximately $1.13 million for capital equipment as compared to $689,000 during fiscal 2015. In fiscal 2015, we initiated capital leases in the amount of $524,000 for manufacturing equipment. The majority of our capital expenditures during both fiscal 2016 and fiscal 2015 were related to the purchase of equipment used to enhance or expand our production capacity, tooling for our precision molded products, and equipment and facility improvements for our new facility in Zhenjiang. We anticipate an increase in capital expenditures during fiscal 2017; however, the total amount expended will depend on opportunities and circumstances.

47

License Agreement:

On April 28, 2015, we entered into a License Agreement with one of our specialty products customers (the “Customer”) whereby we granted an irrevocable license of certain technology to be used by the Customer to manufacture fiber collimator assemblies. As we no longer intend to produce such assemblies for the Customer in the future, we provided process work instructions, training and inventory to the Customer in order for them to continue manufacturing these assemblies on their own. Pursuant to the License Agreement, we received $200,000 in fees in consideration of our disclosure of the technology and the grant of a license to the Customer to use the technology to manufacture specific fiber collimator assemblies. The license fees were paid in two installments. The first installment of $100,000 was received in May 2015 and the second installment of $100,000 was received in August 2015. The transaction was accounted for under the guidance of ASC 605-10, Revenue Recognition and was recognized over the ninety-day training period which was completed in August 2015. Pursuant to the License Agreement, the Customer also agreed to order and purchase from us a certain number of fiber collimator assemblies during the transition process. We recognized approximately $76,000 of revenue in fiscal 2016, with expenses of $15,000. We recognized approximately $124,000 of revenue in fiscal 2015, with expenses of $18,000. The costs associated with this License Agreement were approximately $33,000.

How We Operate

We have continuing sales of two basic types: occasional sales via ad-hoc purchase orders of mostly standard product configurations (our “turns” business) and the more challenging and potentially more rewarding business of customer product development. In this latter type of business we work with customers to help them determine optical specifications and even create certain optical designs for them, including complex multi-component designs that we call “engineered assemblies.” This is followed by “sampling” small numbers of the product for the customers’ test and evaluation. Thereafter, should a customer conclude that our specification or design is the best solution to their product need; we negotiate and “win” a contract (sometimes called a “design win”) – whether of a “blanket purchase order” type or a supply agreement. The strategy is to create an annuity revenue stream that makes the best use of our production capacity as compared to the turns business, which is unpredictable and uneven. This annuity revenue stream can also generate low-cost, high-volume type orders. A key business objective is to convert as much of our business to the design win and annuity model as is possible. We face several challenges in doing so:

●         Maintaining an optical design and new product sampling capability, including a high-quality and responsive optical design engineering staff;

●         The fact that as our customers take products of this nature into higher volume, commercial production (for example, in the case of molded optics, this may be volumes over one million pieces per year) they begin to work seriously to reduce costs – which often leads them to turn to larger or overseas producers, even if sacrificing quality; and

●         Our small business mass means that we can only offer a moderate amount of total productive capacity before we reach financial constraints imposed by the need to make additional capital expenditures – in other words, because of our limited cash resources and cash flow, we may not be able to service every opportunity that presents itself in our markets without arranging for such additional capital expenditures.

Despite these challenges to winning more “annuity” business, we nevertheless believe we can be successful in procuring this business because of our unique capabilities in optical design engineering that we make available on the merchant market, a market that we believe is underserved in this area of service offering. Additionally, we believe that we offer value to some customers as a source of supply in the United States should they be unwilling to commit to purchase their entire supply of a critical component to foreign merchant production sources. We also continue to have the proprietary GRADIUM lens glass technology to offer to certain laser markets.

48

Our Key Performance Indicators

Usually on a weekly basis, management reviews a number of performance indicators. Some of these indicators are qualitative and others are quantitative. These indicators change from time to time as the opportunities and challenges in the business change. They are mostly non-financial indicators such as units of shippable output by product line, production yield rates by major product line, and the output and yield data from significant intermediary manufacturing processes that support the production of the finished shippable product. These indicators can be used to calculate such other related indicators as fully yielded unit production per-shift, which varies by the particular product and our state of automation in production of that product at any given time. Higher unit production per shift means lower unit cost, and, therefore, improved margins or improved ability to compete where desirable for price sensitive customer applications. The data from these reports is used to determine tactical operating actions and changes. We believe that our non-financial production indicators, such as those noted, are proprietary information.

The discussions of our results as presented in this proxy statement include use of the non-GAAP terms “EBITDA,” “adjusted EBITDA,” “adjusted net income,” and “gross margin.” EBITDA, adjusted EBITDA, and adjusted net income are discussed below. Gross margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes manufacturing direct and indirect labor, materials, services, fixed costs for rent, utilities and depreciation, and variable overhead. Gross margin should not be considered an alternative to operating income or net income, both of which are determined in accordance with GAAP. We believe that gross margin, although a non-GAAP financial measure, is useful and meaningful to investors as a basis for making investment decisions. It provides investors with information that demonstrates our cost structure and provides funds for our total costs and expenses. We use gross margin in measuring the performance of our business and have historically analyzed and reported gross margin information publicly. Other companies may calculate gross margin in a different manner.

Financial indicators that are usually reviewed at the same time include the major elements of the micro-level business cycle:

●	sales backlog;

●	revenue dollars and units by product group;

●	inventory levels;

●	accounts receivable levels and quality; and

●	other key indicators.

These indicators are similarly used to determine tactical operating actions and changes and are discussed in more detail below.

49

Sales Backlog:

We believe that sales growth has been and continues to be our best indicator of success. Our best view into the efficacy of our sales efforts is in our “order book.” Our order book equates to sales “backlog.” It has a quantitative and a qualitative aspect: quantitatively, our backlog’s prospective dollar value and qualitatively, what percent of the backlog is scheduled by the customer for date-certain delivery. We define our “12-month backlog” as that which is requested by the customer for delivery within one year and which is reasonably likely to remain in the backlog and be converted into revenues. This includes customer purchase orders and may include amounts under supply contracts if they meet the aforementioned criteria. Generally, a higher 12-month backlog is better for us.

Our 12-month backlog grew while we increased our shipment volume by 26%, maintaining our strong booking performance. Our 12-month backlog at June 30, 2016 was approximately $6.60 million compared to $6.49 million as of June 30, 2015. Backlog growth rates for fiscal 2016 and 2015 are:

Quarter	Backlog ($ 000)	Change From Prior Year End	Change From Prior Quarter End
Q1 2015	$5,340	25%	25%
Q2 2015	$5,592	31%	5%
Q3 2015	$6,153	44%	10%
Q4 2015	$6,493	52%	6%

Q1 2016	$5,064	-22%	-22%
Q2 2016	$6,424	-1%	27%
Q3 2016	$6,969	7%	8%
Q4 2016	$6,598	2%	-5%

Our order intake remained strong in fiscal 2016 with solid bookings across all of the major markets we serve with particular strength in our telecommunications products and infrared products. China’s construction industry experienced some recovery during fiscal 2016, which resulted in an increase in order intake for our industrial tool products. Our infrared products group achieved an 80% increase in product bookings during fiscal 2016 compared to fiscal 2015, partially due to an increase in bookings of commercial fire safety equipment.

We have been able to diversify our business by developing new applications for our products in markets such as digital imaging, laser tools, telecommunications, digital projectors, industrial equipment, weapon sights, and green lasers. Examples of these new applications are: 2D scanning, fiber laser delivery systems, disposable medical instruments and infrared sensor applications. Based on recent quote activity, we expect to show increases in revenue of our LVPMOs, HVPMOs, specialty products, and infrared products for fiscal 2017.

Revenue Dollars and Units by Product Group:

The following table sets forth revenue dollars and units by our five product groups for the three and twelve month periods ended June 30, 2016 and 2015:

		(unaudited) Quarter ended June 30,		QTR %	Year ended June 30,		Year-to-date
		2016	2015	Change	2016	2015	% Change
Revenue	LVPMO	1,925,100	2,092,363	-8%	7,180,741	6,894,663	4%
	HVPMO	1,392,659	853,328	63%	4,000,155	2,535,199	58%
	Infrared Products	641,320	417,873	53%	1,753,221	1,194,234	47%
	Speciality Products	716,637	995,452	-28%	3,769,584	2,765,693	36%
	NRE	57,888	147,531	-61%	568,537	271,778	109%
	Total sales, net	4,733,604	4,506,547	5%	17,272,238	13,661,568	26%

Units	LVPMO	83,400	82,533	1%	301,487	283,868	6%
	HVPMO	388,706	303,004	28%	1,448,555	1,216,313	19%
	Infrared Products	12,887	9,226	40%	32,631	22,761	43%
	Speciality Products	44,526	59,365	-25%	137,537	186,075	-26%
	NRE	1,460	9	16122%	1,914	75	2452%
		530,979	454,137	17%	1,922,124	1,709,092	12%

50

Overall, our global diversification strategies have resulted in revenue increasing 26% for fiscal 2016 as compared fiscal 2015, with growth in shipments for most of our product groups, with particularly strong growth in our HVPMO, infrared, and NRE product groups. Our specialty products group experienced a decrease in units sold during fiscal 2016, as compared to fiscal 2015, but the average selling price increased during fiscal 2016, as compared to fiscal 2015.

There was a 19% increase in the unit shipment volume of HVPMO lenses in fiscal 2016 compared to fiscal 2015 driven by the recovery in the Chinese construction industry due to increased stimulus by the Chinese government.

We also had significant growth in the infrared product group. Our infrared product group revenue increased 47% in fiscal 2016 as compared to fiscal 2015. The increase in revenue is primarily derived from sales to customers in the distribution, telecommunications and medical markets.

Finally, we experienced significant growth in our NRE product group. NRE revenue is project-based and increases or decreases based on customer requirements. We typically do not include NRE revenues in our internal projections due to being unable to control when our customers will have a project.

Inventory Levels:

We manage inventory levels to minimize investment in working capital but still have the flexibility to meet customer demand to a reasonable degree. We review our inventory for obsolete items quarterly. While the mix of inventory is an important factor, including adequate safety stocks of long lead-time materials, an important aggregate measure of inventory in all phases of production is the quarter’s ending inventory expressed as a number of days’ worth of the quarter’s cost of sales, also known as “days cost of sales in inventory,” or “DCSI.” It is calculated by dividing the quarter’s ending inventory by the quarter’s cost of goods sold, multiplied by 365 and divided by 4. Generally, a lower DCSI measure equates to a lesser investment in inventory, and, therefore, more efficient use of capital. The table below shows our DCSI for the immediately preceding eight fiscal quarters:

Fiscal Quarter	Ended	DCSI (days)
Q4-2016	6/30/2016	155
Q3-2016	3/31/2016	178
Q2-2016	12/31/2015	163
Q1-2016	9/30/2015	155
Fiscal 2016 average		163
Q4-2015	6/30/2015	122
Q3-2015	3/31/2015	195
Q2-2015	12/31/2014	145
Q1-2015	9/30/2014	197
Fiscal 2015 average		165

51

Our average DCSI for fiscal 2016 was 163, compared to 165 for fiscal 2015. The decrease in DCSI from the previous fiscal year end is due to an increase in revenue offset by higher levels of finished inventory to support our 12-month backlog and our sales forecast.

Accounts Receivable Levels and Quality:

Similarly, we manage our accounts receivable to minimize investment in working capital. We measure the quality of receivables by the proportions of the total that are at various increments past due from our normally extended terms, which are generally 30 days. The most important aggregate measure of accounts receivable is the quarter’s ending balance of net accounts receivable expressed as a number of days’ worth of the quarter’s net revenues, also known as “days sales outstanding,” or “DSO.” It is calculated by dividing the quarter’s ending net accounts receivable by the quarter’s net revenues, multiplied by 365 and divided by 4. Generally, a lower DSO measure equates to a lesser investment in accounts receivable, and therefore, more efficient use of capital. The table below shows our DSO for the preceding eight fiscal quarters:

Fiscal Quarter	Ended	DSO (days)
Q4-2016	6/30/2016	68
Q3-2016	3/31/2016	67
Q2-2016	12/31/2015	62
Q1-2016	9/30/2015	63
Fiscal 2016 average		65
Q4-2015	6/30/2015	62
Q3-2015	3/31/2015	67
Q2-2015	12/31/2014	66
Q1-2015	9/30/2014	72
Fiscal 2015 average		67

Our average DSO for fiscal 2016 was 65 compared to 67 for fiscal 2015. The increased revenue lowered the DSO days as compared to the previous fiscal year. We strive to have a DSO no higher than 65.

Other Key Indicators:

Other key indicators include various operating metrics, some of which are qualitative and others are quantitative. These indicators change from time to time as the opportunities and challenges in the business change. They are mostly non-financial indicators such as on time delivery trends, units of shippable output by major product line, production yield rates by major product line, and the output and yield data from significant intermediary manufacturing processes that support the production of the finished shippable product. These indicators can be used to calculate such other related indicators as fully-yielded unit production per-shift, which varies by the particular product and our state of automation in production of that product at any given time. Higher unit production per shift means lower unit cost, and, therefore, improved margins or improved ability to compete where desirable for price sensitive customer applications. The data from these reports is used to determine tactical operating actions and changes. Management also assesses business performance and makes business decisions regarding our operations using certain non-GAAP measures. These non-GAAP measures are described in more detail below under the heading “Non-GAAP Financial Measures”.

52

Non-GAAP Financial Measures

We report our historical results in accordance with GAAP; however, our management also assesses business performance and makes business decisions regarding our operations using certain non-GAAP measures. We believe the following non-GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition and results of operations computed in accordance with GAAP; however, we acknowledge that our non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP measures that other companies use.

Adjusted Net Income (Loss):

We calculate adjusted net income (loss) by excluding the change in the fair value of the June 2012 warrants from net income (loss). The fair value of the June 2012 warrants is re-measured each reporting period until the warrants are exercised or expire. Each reporting period, the change in the fair value of the June 2012 warrants is either recognized as non-cash expense or non-cash income. The change in the fair value of the June 2012 warrants is not impacted by our actual operations but is instead strongly tied to the change in the market value of our Class A common stock and the assumptions on when the warrant shares will be exercised. Management uses adjusted net income (loss) to evaluate our operating performance and for planning and forecasting future business operations, as the change in fair value of the June 2012 warrants are not tied directly to operating activities. We are focused on profitable growth and as such we monitor trends in adjusted net income. We believe the use of adjusted net income (loss) may be useful to investors as one means of evaluating our operational performance. The following table reconciles net income (loss) to adjusted net income (loss) for the three and twelve month period ended June 30, 2016 and 2015:

	(unaudited) Quarter ended:		Year ended:
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Net income (loss)	$331,467	$(367,234)	$1,414,615	$(715,280)
Change in fair value of warrant liability	27,243	839,347	52,454	464,039
Adjusted net income (loss)	$358,710	$472,113	$1,467,069	$(251,241)

Our adjusted net income for fiscal 2016 was approximately $1.47 million, as compared to adjusted net loss of approximately $251,000 for fiscal 2015. The difference in adjusted net income (loss) between the periods was principally caused by net income being recognized in fiscal 2016 versus a net loss in fiscal 2015. We also recognized lower non-cash expense as a result of the change in the fair value of the June 2012 warrant liability during fiscal 2016, as compared to the prior year period.

53

EBITDA and Adjusted EBITDA:

EBITDA and adjusted EBITDA are non-GAAP financial measures used by management, lenders, and certain investors as a supplemental measure in the evaluation of some aspects of a corporation’s financial position and core operating performance. Investors sometimes use EBITDA as it allows for some level of comparability of profitability trends between those businesses differing as to capital structure and capital intensity by removing the impacts of depreciation and amortization. EBITDA also does not include changes in major working capital items such as receivables, inventory and payables, which can also indicate a significant need for, or source of, cash. Since decisions regarding capital investment and financing and changes in working capital components can have a significant impact on cash flow, EBITDA is not a good indicator of a business’s cash flows. We use EBITDA for evaluating the relative underlying performance of our core operations and for planning purposes. We calculate EBITDA by adjusting net income (loss) to exclude net interest expense, income tax expense or benefit, depreciation and amortization, thus the term “Earnings Before Interest, Taxes, Depreciation and Amortization” and the acronym “EBITDA.”

We also calculate an adjusted EBITDA, which excludes the effect of the non-cash income or expense associated with the mark-to-market adjustments, related to our June 2012 Warrants. The fair value of the June 2012 Warrants is re-measured each reporting period until the warrants are exercised or expire. Each reporting period, the change in the fair value of the June 2012 Warrants is either recognized as a non-cash expense or non-cash income. The change in the fair value of the June 2012 Warrants is not impacted by our actual operations but is instead strongly tied to the change in the market value of our common stock and the assumptions on when the warrant shares will be exercised. Management uses adjusted EBITDA to evaluate our underlying operating performance and for planning and forecasting future business operations. We believe this adjusted EBITDA is helpful for investors to better understand our underlying business operations. The following table reconciles EBITDA and adjusted EBITDA to net income (loss) for the three and twelve month periods ended June 30, 2016 and 2015:

	(unaudited) Quarter ended:		Year ended:
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Net income (loss)	$331,467	$(367,234)	$1,414,615	$(715,280)
Depreciation and amortization	238,961	145,055	847,990	537,143
Income taxes	68,221	480	199,274	2,316
Interest expense	7,527	5,217	37,626	31,549
EBITDA	$646,176	$(216,482)	$2,499,505	$(144,272)
Change in fair value of warrant liability	27,243	839,347	52,454	464,039
Adjusted EBITDA	$673,419	$622,865	$2,551,959	$319,767

Our adjusted EBITDA for fiscal 2016 was approximately $2.55 million, compared to approximately $320,000 for fiscal 2015. The difference in adjusted EBITDA between the periods was principally caused by higher revenue and profit margins achieved in fiscal 2016.

Off Balance Sheet Arrangements

We do not engage in any activities involving variable interest entities or off balance sheet arrangements.

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expense during the reporting periods presented. Our critical estimates include the allowance for trade receivables which is made up of reserves for bad debts, inventory reserves for obsolescence, revenue recognition, valuation of compensation expense on stock-based awards and warrant valuation related to a private placement. Although we believe that these estimates are reasonable, actual results could differ from those estimates given a change in conditions or assumptions that have been consistently applied.

54

Management has discussed the selection of critical accounting policies and estimates with our Board, and the Board has reviewed our disclosure relating to critical accounting policies and estimates in this prospectus. The critical accounting policies used by management and the methodology for its estimates and assumptions are as follows:

Allowance for accounts receivable is calculated by taking 100% of the total of invoices that are over 90 days past due from due date and 10% of the total of invoices that are over 60 days past due from the due date for U.S. based accounts and 100% on invoices that are over 120 days past due for China based accounts without an agreed upon payment plan. Accounts receivable are customer obligations due under normal trade terms. We perform continuing credit evaluations of our customers’ financial condition. Recovery of bad debt amounts which were previously written off is recorded as a reduction of bad debt expense in the period the payment is collected. If our actual collection experience changes, revisions to our allowance may be required. After attempts to collect a receivable have failed, the receivable is written off against the allowance.

Inventory obsolescence reserve is calculated by reserving 100% for items that have not been sold in two years or that have not been purchased in two years or which we have more than a two year supply. These items as identified are reserved at 100%, as well as reserving 50% for other items deemed to be slow moving within the last twelve months and reserving 25% for items deemed to have low material usage within the last six months. The parts identified are adjusted for recent order and quote activity to determine the final inventory reserve.

Revenue is recognized from product sales when products are shipped to the customer, provided that we have received a valid purchase order, the price is fixed, title has transferred, collection of the associated receivable is reasonably assured, and there are no remaining significant obligations. Revenues from product development agreements are recognized as milestones as completed in accordance with the terms of the agreements and upon shipment of products, reports or designs to the customer. Invoiced amounts for value-added taxes (VAT) related to sales are posted to the balance sheet and not included in revenue. Revenue recognized from equipment leasing is recognized over the lease term.

Stock based compensation is measured at grant date, based on the fair value of the award, and is recognized as an expense over the employee’s requisite service period. We estimate the fair value of each stock option as of the date of grant using the Black-Scholes-Merton pricing model. Most options granted under the Amended and Restated Omnibus Incentive Plan vest ratably over two to four years and generally have ten-year contract lives. The volatility rate is based on four-year historical trends in common stock closing prices and the expected term was determined based primarily on historical experience of previously outstanding options. The interest rate used is the U.S. Treasury interest rate for constant maturities. The likelihood of meeting targets for option grants that are performance based are evaluated each quarter. If it is determined that meeting the targets is probable then the compensation expense will be amortized over the remaining vesting period.

ISP

Set forth below is a discussion and analysis of the financial condition and results of operation for ISP for the six months ended June 30, 2016 and 2015 and the years ended December 31, 2015 and 2014. The following discussion and analysis of ISP’s financial condition and results of operations should be read in conjunction with the unaudited financial statements of ISP and the notes thereto, as of and for the six months ended June 30, 2016 and 2015 and the audited financial statements of ISP and the notes thereto, as of and for the years ended December 31, 2015 and 2014, prepared in accordance with GAAP starting on page F-21 of this proxy statement.

55

Results of Operations

Six Months Ended June 30, 2016 compared to the Six Months Ended June 30, 2015:

Revenues:

Revenue for the six month period ended June 30, 2016 totaled approximately $6.39 million compared to approximately $6.13 million for the same period in 2015, an increase of 4%. The 4% increase in revenue primarily resulted from an increase in sales of custom optics lenses for both commercial and aerospace and defense applications.

Cost of Goods Sold:

Gross margin percentage for the six month period ended June 30, 2016 was 38% compared to 43% during the same period in 2015. The decline in gross margin is primarily attributed to custom product mix variances in each six month period, as well as marginal cost increases in labor and overhead year over year. Total manufacturing costs were approximately $3.99 million, an increase of approximately $522,000 as compared to the first six months of 2015. The increase in manufacturing costs was primarily related to increased product sales volume and rising raw material costs.

Selling, General and Administrative Expenses:

Selling, general and administrative expenses increased by approximately $280,000 to $1.60 million in the first six months of 2016 as compared to $1.32 million in the same period of 2015. The increase in selling, general and administrative expenses was primarily related to non-recurring transaction expenses.

Interest Expense:

Interest expense was approximately $31,000 for the first six months of 2016 as compared to approximately $30,000 for the same period in 2015. Interest expense resulted from amortization of debt costs related to ISP’s revolving line of credit and interest on notes payable.

Other Income (Expense):

Other income increased by approximately $39,000 to $57,000 for the six month period ended June 30, 2016 from approximately $18,000 in the first six months of 2015 primarily from currency fluctuations and income earned on the sale of certain assets.

ISP executes all foreign sales from ISP’s New York facility and inter-company transactions in United States dollars, mitigating the impact of foreign currency fluctuations. Assets and liabilities denominated in non-United States currencies, primarily the Euro, are translated at rates of exchange prevailing on the balance sheet date, and revenues and expenses are translated at average rates of exchange for the year. During the six months ended June 30, 2016 and 2015, ISP incurred a loss of approximately $11,000 and a gain of approximately $17,000 on foreign currency translation, respectively.

Net Income:

Net income the six month period ended June 30, 2016 was approximately $825,000 compared to approximately $1.32 million during the same period in 2015, a decrease of approximately $495,000. This decline in net income was primarily driven by the decline in gross profit, as well as the increase in selling, general and administrative expenses.

There was no net income attributable to the non-controlling interest during the first six months of 2016 and approximately $12,000 for the first six months of 2015.

56

Fiscal Year Ended December 31, 2015 compared to the Fiscal Year Ended December 31, 2014:

Revenues:

Revenue for fiscal 2015 totaled approximately $12.12 million compared to approximately $10.33 million for fiscal 2014, an increase of 17%. The 17% increase in revenue primarily resulted from an increase in sales of custom optics lenses for both commercial and aerospace and defense applications. Based upon recent quote activity and market trends, ISP anticipates continued modest growth in sales to be derived primarily from full scale production of custom optics lenses, as well as an increase in catalog optics sales.

Cost of Goods Sold:

Gross margin percentage for fiscal 2015 was 37% compared to 29% in fiscal 2014. The improvement in gross margin is primarily attributed to increased revenues, as well as increased purchasing power and resulting economies of scale from increased volume of purchased materials and volume discounts from suppliers. Total manufacturing costs were approximately $7.62 million in fiscal 2015, an increase of approximately $258,000 as compared to fiscal 2014. The increase in manufacturing costs was primarily related to increased product sales volume and rising raw material costs.

Selling, General and Administrative Expenses:

Selling, general and administrative expenses decreased by approximately $9,000 to $2.71 million in fiscal 2015 as compared to $2.72 million in fiscal 2014. ISP projects that its selling, general and administrative expenses will decrease slightly from fiscal 2015 levels, due to the elimination of certain non-recurring expenses.

Interest Expense:

Interest expense was approximately $62,000 for fiscal 2015 as compared to approximately $78,000 for fiscal 2014. Interest expense resulted from amortization of debt costs related to ISP’s revolving line of credit and interest on notes payable.

Other Income (Expense):

Other income increased by approximately $58,000 to $78,000 for fiscal 2015, compared to approximately $20,000 in fiscal 2014 primarily from income earned on the sale of certain assets.

ISP executes all foreign sales from its New York facility and inter-company transactions in United States dollars, mitigating the impact of foreign currency fluctuations. Assets and liabilities denominated in non-United States currencies, primarily the Euro, are translated at rates of exchange prevailing on the balance sheet date, and revenues and expenses are translated at average rates of exchange for the year. During the years ended December 31, 2015 and 2014, ISP incurred a loss of approximately $102,000 and a gain of approximately $26,000 on foreign currency translation, respectively.

Net Income:

Net income for fiscal 2015 was approximately $1.47 million compared to approximately $240,000 in fiscal 2014, an increase of approximately $1.23 million. This increase in net income from fiscal 2014 to fiscal 2015 was primarily driven by higher sales with increased gross margin.

Net income attributable to a non-controlling interest was approximately $23,500 for fiscal 2015 and approximately $2,000 for fiscal 2014.

57

Liquidity and Capital Resources

At June 30, 2016, ISP had net working capital of approximately $1.96 million and total cash and cash equivalents of approximately $814,000, which consists solely of cash. If ISP’s actual collection experience changes, and its management deems any portion of accounts receivable as uncollectible, establishment and subsequent revisions to an allowance for doubtful accounts may be required. There was no allowance for doubtful accounts recorded by ISP for the six months ended June 30, 2016.

ISP generally relies on cash from operations as well as notes payable and its line of credit, to the extent available, to satisfy any liquidity needs. As of June 30, 2016, ISP had seven outstanding notes payable through its U.S. operations, including: (i) a 4.82% revolving note payable dated February 2012 in the amount of $497,000 with maturity in September 2017 and an outstanding balance of $127,020; (ii) a 4.90% installment note payable dated August 2012 in the amount of $466,000 with maturity in August 2017 and an outstanding balance of $115,642; (iii) a 4.11% installment note payable dated October 2012 in the amount of $300,000 with maturity in October 2017 and an outstanding balance of $86.195; (iv) a 4.25% installment note payable dated January 2014 in the amount of $228,000 with maturity in January 2019 and an outstanding balance of $123,722; (v) a 4.94% installment note payable dated September 2015 in the amount of $191,045 with maturity in June 2020 and an outstanding balance of $162,442; (vi) a 5.44% installment note payable dated December 2015 in the amount of $170,000 with maturity in December 2020 and an outstanding balance of $154,956; and (vi) a line of credit bearing interest at the prime rate + 1.75% dated October 2012 in the amount of $650,000 and an outstanding balance of $150,000.

Additionally, ISP has several notes payable to certain entities in Riga, Latvia for the financing of equipment by ISP Latvia. The loans were originally for amounts ranging from $18,675 to $358,000 with interest accruing at rates ranging from EURIBOR 3 month + 3.50% to EURIBOR 3 month + 4.70%. Maturity dates range from January 2016 to August 2020 and collectively have an outstanding balance of $263,534.

Cash Flows – Financings:

Net cash used for financing activities was approximately $224,000 in the six months ended June 30, 2016 compared to net cash provided by financing activities of approximately $1,000 for the six months ended June 30, 2015, a decrease of approximately $225,000. The decrease was primarily attributed to the fact that ISP did not borrow additional notes payable during the six months ended June 30, 2016 as compared to the six months ended June 30, 2015, in which it borrowed approximately $205,000.

Cash Flows – Operating and Investing:

Cash flow provided by operations was approximately $655,000 for the six months ended June 30, 2016, an increase of approximately $93,000 compared to the six months ended June 30, 2015. ISP expects cash flows provided by operations to continue to improve for the foreseeable future in part driven by ISP’s forecast for increased revenue as a result of identifiable and actionable growth opportunities and a growing market for infrared lenses. The increased revenue is likely to be partially offset by increased costs associated with selling, general and administrative expenses as well as income taxes payable as a result of higher taxable income in future periods.

During the six months ended June 30, 2016, ISP capitalized approximately $456,000 in capital equipment, an increase of approximately $362,000 when compared with the six months ended June 30, 2015 in which ISP expended approximately $76,000 on capital equipment. The majority of ISP’s capital expenditures during fiscal 2016 were related to the purchase of manufacturing equipment used to enhance operational efficiencies and reduce long-term costs.

58

Key Performance Indicators

ISP’s management team uses a variety of key performance indicators, both qualitative and quantitative, to regularly measure its performance and other trends or challenges seen in the industry. Typically, these metrics are more macro-level financial indicators that include: (i) revenue (dollars and units) and gross and operating margins (in total and by product category, customer, and end-market), (ii) bookings, (iii) shipments, and (iv) backlog. ISP’s management team conducts variance analyses utilizing these metrics to compare actual results with budgets and identify and analyze historical trends across periods. The data produced via these analyses is used by ISP’s management to gain an understanding of the factors impacting ISP’s operating performance and to determine any necessary operating actions and changes.

Off Balance Sheet Arrangements

ISP has no off-balance sheet arrangements.

Critical Accounting Policies

Management uses estimates and assumptions during the preparation of ISP’s consolidated financial statements that affect amounts reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ from these estimates.

Revenue. Revenue is recognized from product sales when products are shipped to the customer and title has changed hands, provided that ISP has received a valid purchase order, the price is fixed, title has transferred, collection of the associated receivable is reasonably assured, and there are no remaining significant obligations. Revenues are presented net of returns and discounts.

Accounts Receivable. Accounts receivable are customer obligations due under normal trade terms. ISP performs continuing credit evaluations of its customers’ financial condition. If ISP’s actual collection experience changes, and ISP’s management deems any portion of accounts receivable as uncollectible, establishment and subsequent revisions to an allowance for doubtful accounts may be required.

Inventories. Inventories which consist principally of raw materials, work-in-process and finished optical components are stated at the lower of cost or market, on a first-in, first-out basis. Inventory costs include materials, labor, and manufacturing overhead. ISP considers the following criteria for their inventory reserve: items that are deemed to have low material usage over the previous two years are reserved at 50%; items that have had no movement during the past twelve months are reserved at 100%.

Long-Lived Assets. Long-lived assets such as property, plant, and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to its estimated discounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. No impairment charges were recorded for the six months ended June 30, 2016 and 2014. Assets to be disposed of would be separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and are no longer depreciated. The assets and liabilities of a disposed group classified as held for sale would be presented separately in the appropriate asset and liability sections of the balance sheet.

Intangible Assets. Customer relationships and product formulations were established as a result of a business combination consummated in ISP’s fiscal 2008. They are being amortized on a straight-line basis over the estimated economic life of the assets, or 10 years and were originally valued at $250,000. ISP assesses the recoverability of finite-lived intangible assets in the same manner as for long-lived assets, as described above. ISP did not recognize impairment of intangible assets during the six months ending June 30, 2016 and 2015.

59

Income taxes. Income taxes are accounted for under the asset and liability method. Deferred income tax assets and liabilities are computed on the basis of differences between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based upon enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances have been established to reduce deferred tax assets to the amount expected to be realized.

ISP has not recognized a liability for uncertain tax positions. A reconciliation of the beginning and ending amount of unrecognized tax benefits or penalties has not been provided since there has been no unrecognized benefit or penalty. If there were an unrecognized tax benefit or penalty, ISP would recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses.

ISP files U.S. Federal income tax returns, and various states and foreign jurisdictions. ISP’s open tax years subject to examination by the Internal Revenue Service and the New York Department of Revenue generally remain open for three years from the date of filing. ISP’s cash and cash equivalents totaled approximately $814,000 at June 30, 2016. Of this amount, approximately 24% was held by ISP’s foreign subsidiary, ISP Latvia.

Fair Value of Financial Instruments. ISP accounts for financial instruments in accordance with ASC 820, which provides a framework for measuring fair value and expands required disclosure about fair value measurements of assets and liabilities. ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

●	Level 1 - Quoted prices in active markets for identical assets or liabilities.

●	Level 2 - Inputs other than quoted prices included within Level 1 that are either directly or indirectly observable.

●	Level 3 - Unobservable inputs that are supported by little or no market activity, therefore requiring an entity to develop its own assumptions about the assumptions that market participants would use in pricing.

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of June 30, 2016.

The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and cash equivalents, receivables, accounts payable and accrued liabilities. Fair values were assumed to approximate carrying values for these financial instruments since they are short term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand. The fair value of ISP’s notes payable approximate their carrying value based upon current rates available to ISP.

ISP does not have any other financial or non-financial assets or liabilities that would be characterized as Level 2 or Level 3 instruments.

60

QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK

LIGHTPATH

As a smaller reporting company, we are not required to provide the information called for by this Item.

ISP

ISP does not have a class of securities registered pursuant to Section 12(b) of the Exchange Act or a class of equity securities registered pursuant to Section 12(g) of the Exchange Act; however, if it did, ISP would qualify as a “smaller reporting company” as defined in Rule 12b-2 of the Exchange Act. As a “smaller reporting company,” ISP would not be required to provide the information called for by this Item.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
AND FINANCIAL DISCLOSURE

LIGHTPATH

As previously disclosed by us in a Current Report on Form 8-K filed on August 5, 2015 with the SEC, on August 1, 2015, we were notified that effective August 1, 2015, the accounting practice of Cross, Fernandez & Riley LLP (“CFR”), our former independent public accountant, was combined with BDO, and, as a result, CFR’s professional employees and partners joined BDO either as employees or partners. Accordingly, effective August 1, 2015, CFR resigned as our auditors and with the approval of the Audit Committee, BDO was engaged as our independent public accountant for the year ended June 30, 2015, in connection with the audit of our financial statements, and the review of our quarterly reports for fiscal 2016.

Prior to engaging BDO, we did not consult with BDO regarding (a) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by BDO on our financial statements, and BDO did not provide any written or oral advice that was an important factor considered by us in reaching a decision as to any such accounting, auditing, or financing reporting issue, or (b) a disagreement or reportable event as described under Item 304(a)(2)(ii) of Regulation S-K.

The Report of Independent Registered Public Accounting Firm of CFR regarding our financial statements for the fiscal years ended June 30, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended June 30, 2014 and 2015, and during the interim period from the end of the most recently completed fiscal year through August 1, 2015, the date of resignation, there were no (a) disagreements, as described under Item 304(a)(1)(iv) of Regulation S-K, with CFR on any matter of accounting principles or disagreements, if not resolved to the satisfaction of CFR would have caused it to make reference to such disagreement in its reports, or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

ISP

None.

61

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 19, 2016, the number and percentage of outstanding shares of our Class A common stock, owned by: (i) each of our directors, (ii) each of our named executive officers, (iii) our directors and named executive officers as a group, and (iv) each person known by us to be the beneficial owner of more than 5% of our outstanding Class A common stock. The number of shares of our Class A common stock outstanding as of September 19, 2016 was 15,653,258.

The number of shares beneficially owned by each director, named executive officer, and greater than 5% beneficial owner is determined under SEC rules, and the information is not necessarily indicative of the beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of September 19, 2016, through the exercise of any stock option or other right to purchase, such as a warrant. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. In certain instances, the number of shares listed may include, in addition to shares owned directly, shares held by the spouse or children of the person, or by a trust or estate of which the person is a trustee or an executor or in which the person may have a beneficial interest. The table that follows is based upon information supplied in a questionnaire completed by each named executive officer and director and stockholders beneficially owning greater than 5% of our Class A common stock.

	Securities
	Class A Common Stock
Name and Address (1)	Restricted (2)	Unrestricted	Options	Amount of Shares of Class A Common Stock Beneficially Owned		Percent Owned (%)
Robert Ripp, Director	261,445	611,107	30,000	902,552	(3) (4)	5.7%
Louis Leeburg, Director	261,445	67,898	—	329,343		2.1%
Sohail Khan, Director	262,645	—	—	262,645		1.7%
Dr. Steven Brueck, Director	261,445	46,077	—	307,522		1.9%
M. Scott Faris, Director	160,745	—	—	160,745		1.0%
Craig Dunham, Director	70,285	—	—	70285		*
J. James Gaynor, President & CEO	—	51,504	347,806	399,310	(5)	2.5%
Dorothy Cipolla, CFO, Secretary & Treasurer	—	1,117	126,774	127,891	(6)	*
Alan Symmons, Executive Vice President of Operations	—	4,240	110,887	115,127	(7)	*
All directors and named executive officers currently holding office as a group (9 persons)	1,278,010	781,943	615,467	2,675,420		15.3%

Berg & Berg Enterprises, LLC	—	1,890,298	—	1,890,298		12.1%
Pudong Science and Technology Investment (Cayman) Co., Ltd.	—	2,270,026	—	2,270,026	(8)	14.5%

*Less than 1%

62

Notes:

(1) Except as otherwise noted, each of the parties listed above has sole voting and investment power over the securities listed. The address for all directors and officers is “in care of” LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, FL 32826. The address for Berg & Berg Enterprises, LLC, as filed on a Schedule 13G filed February 14, 2008, is 10050 Bandley Drive, Cupertino, CA, 94014. The address for Pudong Science and Technology (Cayman) Co. Ltd., as filed on a Schedule 13G filed August 15, 2013, is 13 Building, No. 439, Chunxiao Rd., Zhangjiang High-tech Park, Pudong, Shanghai 201203, PRC.

(2) Restricted stock units awarded to our directors vest over three years. All directors have elected to defer receipt of the vested shares until after they leave the Board, either by reason of resignation, termination, or otherwise. Therefore, these vested shares remain unissued. All of the director’s unvested restricted stock units will vest upon such director’s resignation or termination from the Board. The amounts of restricted stock set forth above reflects both vested and unvested shares included in the restricted stock unit awards. The amounts of vested shares for each director, other than Mr. Gaynor, are as follow: Mr. Ripp – 191,506, Mr. Leeburg – 191,506, Mr. Khan – 192,706, Dr. Brueck – 191,506, Mr. Faris – 90,806, and Mr. Dunham – 12,166.

(3) Does not include 7,812 shares of our Class A Common Stock and warrants to purchase 15,000 shares of our Class A Common Stock which are owned by trusts for Mr. Ripp’s adult children and for which he disclaims beneficial ownership.

(4) Includes 30,000 shares of our Class A Common Stock with respect to which Mr. Ripp has the right to acquire. Mr. Ripp holds options which are currently exercisable for an aggregate of 30,000 shares of our Class A Common Stock.

(5) Includes 362,806 shares of Class A Common Stock with respect to which Mr. Gaynor has the right to acquire. Mr. Gaynor holds options which are currently exercisable for an aggregate of 362,806 shares of our Class A Common Stock. This amount does not include 63,750 shares of our Class A Common Stock underlying options which remain unvested.

(6) Includes 126,774 shares of our Class A Common Stock with respect to which Ms. Cipolla has the right to acquire. Specifically, Ms. Cipolla holds options which are currently exercisable for an aggregate of 126,774 shares of our Class A Common Stock. This amount does not include 16,500 shares of our Class A Common Stock underlying options which remain unvested.

(7) Includes 110,887 shares of our Class A Common Stock with respect to which Mr. Symmons has the right to acquire. Mr. Symmons holds options which are currently exercisable for an aggregate of 110,887 shares of our Class A Common Stock. This amount does not include 21,875 shares of Class A Common Stock underlying options which remain unvested.

(8) Pudong Science and Technology Investment (Cayman) Co., Ltd. is wholly owned by Shanghai Pudong Science and Technology Investment Co., Ltd., and for purposes hereof is also deemed as a beneficial owner of the shares.

We do not know of any arrangements which may, at a subsequent date, result in a change-in-control.

63

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the reporting requirements of the Exchange Act, and we file annual, quarterly, and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements, and other information that we file at the SEC’s Public Reference Room at 100 F Street N.E., Room 1580, Washington D.C. 20549 at prescribed rates. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC. Our filings are also available free of charge at the SEC’s website at http://www.sec.gov.

We also maintain a website at http://www.lightpath.com, through which you can access our SEC filings. The information set forth on, or accessible from, our website is not part of this proxy statement.

OTHER BUSINESS

The Board is not aware of any other business to be considered or acted upon at the Special Meeting other than that for which notice is provided in this proxy statement and the accompanying notice. In the event any other matters properly come before the Special Meeting, it is expected that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

By Order of the Board of Directors,

J. James Gaynor

President & Chief Executive Officer
Orlando, Florida
_________, 2016

64

65

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

LightPath Technologies, Inc.

We have audited the accompanying consolidated balance sheet of LightPath Technologies, Inc., and its subsidiaries (the “Company”) as of June 30, 2016 and 2015, and the related consolidated statements of comprehensive income (loss), stockholders’ equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing our audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of June 30, 2016 and 2015, and the results of their operations and their cash flows for each of the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO USA, LLP

Orlando, Florida
September 15, 2016

F-1

LIGHTPATH TECHNOLOGIES, INC.

Consolidated Balance Sheets

Assets	June 30, 2016	June 30, 2015
Current assets:
Cash and cash equivalents	$2,908,024	$1,643,920
Trade accounts receivable, net of allowance of $4,598 and $6,282	3,545,871	3,048,754
Inventories, net	3,836,809	3,181,377
Other receivables	209,172	253,880
Prepaid expenses and other assets	652,308	244,075
Total current assets	11,152,184	8,372,006

Property and equipment, net	4,370,045	4,275,552
Other assets	66,964	66,964
Total assets	$15,589,193	$12,714,522
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,361,914	$1,551,885
Accrued liabilities	328,144	84,039
Accrued payroll and benefits	1,356,255	842,506
Loan payable, current portion	—	51,585
Capital lease obligation, current portion	166,454	166,454
Total current liabilities	3,212,767	2,696,469

Capital lease obligation, less current portion	178,919	310,260
Deferred rent	548,202	512,679
Warrant liability	717,393	1,195,470
Total liabilities	4,657,281	4,714,878

Commitments and contingencies (Notes 11 and 12)

Stockholders’ equity:
Preferred stock: Series D, $.01 par value, voting; 100,000 shares authorized; none issued and outstanding	—	—
Common stock: Class A, $.01 par value, voting; 34,500,000 shares authorized; 15,590,945 and 15,235,073 shares issued and outstanding	155,909	152,351
Additional paid-in capital	214,661,617	213,222,950
Accumulated other comprehensive income	126,108	50,680
Accumulated deficit	(204,011,722)	(205,426,337)
Total stockholders’ equity	10,931,912	7,999,644
Total liabilities and stockholders’ equity	$15,589,193	$12,714,522

The accompanying notes are an integral part of these consolidated statements.

F-2

LIGHTPATH TECHNOLOGIES, INC.

Consolidated Statements of Comprehensive Income (Loss)

	Year ended
	2016	2015
Sales, net	$17,272,238	$13,661,569
Cost of sales	7,967,728	7,682,194
Gross margin	9,304,510	5,979,375
Operating expenses:
Selling, general and administrative	6,581,218	5,130,414
New product development	668,840	1,109,095
(Gain) Loss on disposal of equipment	45,037	(1,482)
Total costs and expenses	7,295,095	6,238,027
Operating income (loss)	2,009,415	(258,652)
Other income (expense)
Interest expense	(37,627)	(18,279)
Interest expense - debt costs	—	(13,270)
Change in fair value of warrant liability	(52,454)	(464,039)
Other income (expense)	(305,444)	41,276
Net income (loss) before taxes	1,613,890	(712,964)
Income taxes	199,275	2,316
Net income (loss)	$1,414,615	$(715,280)
Income (loss) per share - basic	$0.09	$(0.05)
Number of shares used in per share calculation- basic	15,401,893	14,711,586
Income (loss) per common share - diluted	0.08	(0.05)
Number of shares used in per share calculation- diluted	16,875,383	14,711,586
Foreign currency translation adjustment	75,428	(1,001)
Comprehensive income (loss)	$1,490,043	$(716,281)

The accompanying notes are an integral part of these consolidated statements.

F-3

LIGHTPATH TECHNOLOGIES, INC.

Consolidated Statement of Stockholders’ Equity

Years ended June 30, 2016 and 2015

	Class A Common Stock Shares	Amount	Additional Paid-in Capital	Accumulated Other Comphrehensive Income	Accumulated Deficit	Total Stockholders’ Equity
Balances at June 30, 2014	14,293,305	$142,933	$211,812,134	$51,681	$(204,711,057)	7,295,691
Issuance of common stock for:
Employee Stock Purchase Plan	10,978	110	13,120	—	—	13,230
Private placement of common stock	930,790	9,308	1,112,746	—	—	1,122,054
Stock based compensation on stock options & RSU	—	—	284,950	—	—	284,950
Foreign currency translation adjustment	—	—	—	(1,001)	—	(1,001)
Net loss	—	—	—	—	(715,280)	(715,280)
Balances at June 30, 2015	15,235,073	$152,351	$213,222,950	$50,680	$(205,426,337)	$7,999,644
Issuance of common stock for:
Exercise of warrants	313,081	3,130	388,221	—	—	391,351
Employee Stock Purchase Plan	9,906	99	22,804	—	—	22,903
Exercise of RSU or options	6,077	61	6,369	—	—	6,430
Cashless exercise of warrants	26,808	268	(536)	—	—	(268)
Settlement for Class E shares	—	—	(582)	—	—	(582)
Reclassification of warrant liability upon exercise	—	—	530,531	—	—	530,531
Stock based compensation on stock options & RSU	—	—	491,860	—	—	491,860
Foreign currency translation adjustment	—	—	—	75,428	—	75,428
Net income	—	—	—	—	1,414,615	1,414,615
Balances at June 30, 2016	15,590,945	$155,909	$214,661,617	$126,108	$(204,011,722)	$10,931,912

The accompanying notes are an integral part of these unaudited consolidated statements.

F-4

LIGHTPATH TECHNOLOGIES, INC.

Consolidated Statements of Cash Flows

	Year Ended June 30,
	2016	2015
Cash flows from operating activities
Net income (loss)	$1,414,615	$(715,280)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	847,990	537,143
Interest from amortization of debt costs	—	13,270
Loss on disposal of property and equipment	45,037	(1,482)
Stock based compensation	348,735	284,950
Provision for doubtful accounts receivable	(289)	(15,745)
Change in fair value of warrant liability	52,454	464,039
Deferred rent	35,523	16,175
Changes in operating assets and liabilities:
Trade accounts receivables	(650,753)	(560,810)
Other receivables	40,597	(53,838)
Inventories	(916,899)	22,130
Prepaid expenses and other assets	(415,444)	1,556
Accounts payable and accrued liabilities	724,147	90,074
Net cash provided by operating activities	1,525,713	82,182
Cash flows from investing activities
Purchase of property and equipment	(1,131,098)	(688,798)
Proceeds from sale of equipment	5,916	—
Net cash used in investing activities	(1,125,182)	(688,798)
Cash flows from financing activities
Proceeds from exercise of stock options	6,430	—
Proceeds from sale of common stock, net of costs of $181,052	—	1,122,054
Proceeds from sale of common stock from employee stock purchase plan	22,903	13,230
Settlement for Class E Shares	(582)	—
Proceeds from exercise of warrants, net of costs	391,083	—
Net payments on loan payable	(51,585)	(113,472)
Payments on capital lease obligations	(131,341)	(59,412)
Net cash provided by financing activities	236,908	962,400
Effect of exchange rate on cash and cash equivalents	626,665	91,056
Change in cash and cash equivalents	1,264,104	446,840
Cash and cash equivalents, beginning of period	1,643,920	1,197,080
Cash and cash equivalents, end of period	$2,908,024	$1,643,920
Supplemental disclosure of cash flow information:
Interest paid in cash	$37,627	$18,280
Income taxes paid	$4,296	$2,316
Supplemental disclosure of non-cash investing & financing activities:
Landlord credits for leasehold improvements	—	$420,014
Purchase of equipment through capital lease arrangements	—	$523,660
Derecognition of liability associated with stock option grants	$143,125	—

The accompanying notes are an integral part of these unaudited consolidated statements.

F-5

1.	Organization and History

LightPath Technologies, Inc. (“LightPath”, the “Company”, “we”, “us” or “our”) was incorporated in Delaware in 1992. It was the successor to LightPath Technologies Limited Partnership formed in 1989, and its predecessor, Integrated Solar Technologies Corporation formed in 1985. On April 14, 2000, the Company acquired Horizon Photonics, Inc. (“Horizon”). On September 20, 2000, the Company acquired Geltech, Inc. (“Geltech”). The Company completed its initial public offering during fiscal 1996. In November 2005, we formed LightPath Optical Instrumentation (Shanghai) Co., Ltd (“LPOI”), a wholly-owned subsidiary located in Jiading, People’s Republic of China. In December 2013, we formed LightPath Optical Instrumentation (Zhenjiang) Co., Ltd (“LPOIZ”), a wholly-owned subsidiary located in Zhenjiang, Jiangsu Province, People’s Republic of China.

LightPath is a manufacturer and integrator of families of precision molded aspheric optics, high-performance fiber-optic collimator, GRADIUM glass lenses and other optical materials used to produce products that manipulate light. LightPath designs, develops, manufactures and distributes optical components and assemblies utilizing the latest optical processes and advanced manufacturing technologies. LightPath also performs research and development for optical solutions for the traditional optics markets and communications markets. As used herein, the terms “LightPath,” the “Company,” “we,” “us” or “our,” refer to LightPath individually or, as the context requires, collectively with its subsidiaries on a consolidated basis.

2.	Summary of Significant Accounting Policies

Consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

Cash and cash equivalents consist of cash in the bank and temporary investments with maturities of 90 days or less when purchased.

Allowance for accounts receivable, is calculated by taking 100% of the total of invoices that are over 90 days past due from the due date and 10% of the total of invoices that are over 60 days past due from the due date for U.S. based accounts and 100% of invoices that are over 120 days past due for China based accounts. Accounts receivable are customer obligations due under normal trade terms. The Company performs continuing credit evaluations of its customers’ financial condition. If the Company’s actual collection experience changes, revisions to its allowance may be required. After all attempts to collect a receivable have failed, the receivable is written off against the allowance.

Inventories, which consist principally of raw materials, tooling, work-in-process and finished lenses, collimators and assemblies are stated at the lower of cost or market, on a first-in, first-out basis. Inventory costs include materials, labor and manufacturing overhead. Acquisition of goods from our vendors has a purchase burden added to cover customs, shipping and handling costs. Fixed costs related to excess manufacturing capacity have been expensed. We look at the following criteria for parts to consider for the inventory reserve: items that have not been sold in two years or that have not been purchased in two years or of which we have more than a two-year supply. These items as identified are reserved at 100%, as well as reserving 50% for other items deemed to be slow moving within the last twelve months and reserving 25% for items deemed to have low material usage within the last six months. The parts identified are adjusted for recent order and quote activity to determine the final inventory reserve.

Property and equipment are stated at cost and depreciated using the straight-line method over the estimated useful lives of the related assets ranging from one to ten years. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful lives of the related assets using the straight-line method. Construction in process represents the accumulated costs of assets not yet placed in service and primarily relates to manufacturing equipment.

Long-lived assets, such as property, plant, and equipment and purchased intangibles subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to its estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. Assets to be disposed of would be separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and are no longer depreciated. The assets and liabilities of a disposed group classified as held for sale would be presented separately in the appropriate asset and liability sections of the balance sheet.

Deferred rent relates to certain of the Company’s operating leases containing predetermined fixed increases of the base rental rate during the lease term being recognized as rental expense on a straight-line basis over the lease term, as well as applicable leasehold improvement incentives provided by the landlord. The Company has recorded the difference between the amounts charged to operations and amounts payable under the leases as deferred rent in the accompanying consolidated balance sheets.

Income taxes are accounted for under the asset and liability method. Deferred income tax assets and liabilities are computed on the basis of differences between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based upon enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances have been established to reduce deferred tax assets to the amount expected to be realized.

F-6

The Company has not recognized a liability for uncertain tax positions. A reconciliation of the beginning and ending amount of unrecognized tax benefits or penalties has not been provided since there has been no unrecognized benefit or penalty. If there were an unrecognized tax benefit or penalty, the Company would recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses.

The Company files U.S. Federal income tax returns, and returns in various states and foreign jurisdictions. The Company’s open tax years subject to examination by the Internal Revenue Service and the Florida Department of Revenue generally remain open for three years from the date of filing.

Our cash, cash equivalents totaled $2.91million at June 30, 2016. Of this amount, approximately 50% was held by our foreign subsidiaries in China. These foreign funds were generated in China as a result of foreign earnings. Before any funds can be repatriated, the retained earnings in China must equal at least 150% of the registered capital. As of June 30, 2016, we have retained earnings of $2.26 million and we need to have $11.3 million before repatriation will be allowed. We currently do not anticipate that we will need funds generated from foreign operations to fund our domestic operations. In the event that funds from foreign operations are needed to fund operations in the United States, if United States taxes have not been previously provided on the related earnings, we would provide for and pay additional United States taxes at the time we change our intention with regard to the reinvestment of those earnings.

Revenue is recognized from product sales when products are shipped to the customer, provided that the Company has received a valid purchase order, the price is fixed, title has transferred, collection of the associated receivable is reasonably assured, and there are no remaining significant obligations. Product development agreements are generally short term in nature with revenue recognized upon shipment to the customer for products, reports or designs. Invoiced amounts for sales for value-added taxes (“VAT”) are posted to the balance sheet and not included in revenue. Revenue recognized from equipment leasing is recognized over the lease term based on straight-lining of total lease payments. Equipment leasing revenue was approximately $11,500 for the year ended June 30, 2016, and was included in sales on the accompanying consolidated statement of comprehensive income (loss). Equipment under lease of $55,210, was included in property and equipment, net as of June 30, 2016, on the accompanying consolidated balance sheet.

Value added tax is computed on the gross sales price on all sales of the Company’s products sold in the People’s Republic of China. The VAT rates range up to 17%, depending on the type of products sold. The VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing or acquiring its finished products. The Company recorded a VAT receivable net of payments in the accompanying financial statements.

New product development costs are expensed as incurred.

Stock-based compensation is measured at grant date, based on the fair value of the award, and is recognized as an expense over the employee’s requisite service period. We estimate the fair value of each restricted stock unit or stock option as of the date of grant using the Black-Scholes-Merton pricing model. Most awards granted under our Amended and Restated Omnibus Incentive Plan (the “Plan”) vest ratably over two to four years and generally have four to ten-year contract lives. The volatility rate is based on historical trends in common stock closing prices and the expected term was determined based primarily on historical experience of previously outstanding awards. The interest rate used is the U.S. Treasury interest rate for constant maturities. The likelihood of meeting targets for option grants that are performance based are evaluated each quarter. If it is determined that meeting the targets is probable then the compensation expense will be amortized over the remaining vesting period.

Management estimates. Management makes estimates and assumptions during the preparation of the Company’s consolidated financial statements that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes available, which in turn could impact the amounts reported and disclosed herein.

Fair value of financial instruments. The Company accounts for financial instruments in accordance with the Financial Accounting Standard Board’s Accounting Standards Codification Topic 820 – Fair Value Measurements and Disclosures (“ASC 820”) , which provides a framework for measuring fair value and expands required disclosure about fair value measurements of assets and liabilities. ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

F-7

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Inputs other than quoted prices included within Level 1 that are either directly or indirectly observable.

Level 3 - Unobservable inputs that are supported by little or no market activity, therefore requiring an entity to develop its own assumptions about the assumptions that market participants would use in pricing.

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of June 30, 2016.

The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments which include cash, receivables, accounts payable and accrued liabilities. Fair values were assumed to approximate carrying values for these financial instruments since they are short term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand. The fair value of the Company’s loan payable approximates its carrying value based upon current rates available to the Company.

The Company values its warrant liabilities based on open-form option pricing models which, based on the relevant inputs, render the fair value measurement at Level 3. The Company bases its estimates of fair value for warrant liabilities on the amount it would pay a third-party market participant to transfer the liability and incorporates inputs such as equity prices, historical and implied volatilities, dividend rates and prices of convertible securities issued by comparable companies maximizing the use of observable inputs when available. See further discussion at Note 15.

The Company does not have any other financial or non-financial assets or liabilities that would be characterized as Level 2 or Level 3 instruments.

Derivative financial instruments. The Company accounts for derivative instruments in accordance with Financial Accounting Standard Board’s Accounting Standards Codification Topic 815 – Derivatives and Hedging (“ASC 815”), which requires additional disclosures about the Company’s objectives and strategies for using derivative instruments, how the derivative instruments and related hedged items are accounted for, and how the derivative instruments and related hedging items affect the financial statements.

The Company does not use derivative instruments to hedge exposures to cash flow, market or foreign currency risk. Terms of convertible debt instruments are reviewed to determine whether or not they contain embedded derivative instruments that are required under ASC 815 to be accounted for separately from the host contract, and recorded on the balance sheet at fair value. The fair value of derivative liabilities, if any, is required to be revalued at each reporting date, with corresponding changes in fair value recorded in current period operating results. The fair value of the June 2012 warrants is estimated using the Lattice option-pricing model.

Freestanding warrants issued by the Company in connection with the issuance or sale of debt and equity instruments are considered to be derivative instruments. Pursuant to ASC 815, an evaluation of specifically identified conditions is made to determine whether the fair value of warrants issued is required to be classified as equity or as a derivative liability.

Comprehensive income (loss) of the Company is defined as the change in equity (net assets) of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. It includes all changes in equity during a period except those resulting from investments by owners and distributions to owners. Comprehensive income (loss) has two components, net income (loss) and other comprehensive income (loss), and is included on the statement of operations and comprehensive income (loss). Our other comprehensive income (loss) consists of foreign currency translation adjustments made for financial reporting purposes.

Business segments are required to be reported by the Company. As the Company only operates in principally one business segment, no additional reporting is required.

Recent accounting pronouncements. There are new accounting pronouncements issued by the Financial Accounting Standards Board (“FASB”) that are not yet effective. Management does not believe any of these accounting pronouncements will have a material impact on our financial position or operating results.

In July 2015, the FASB issued No. 2015-11, Inventory - Simplifying the Measurement of Inventory (“ASU 2015-11”). ASU 2015-11 provides additional guidance regarding the subsequent measurement of inventory by requiring inventory to be measured at the lower of cost and net realizable value. This guidance is effective for fiscal years and interim periods beginning after December 15, 2016. Early adoption is permitted. We do not expect the adoption of this guidance to have a material impact on our consolidated financial position, results of operations or cash flows.

F-8

In April 2015, the FASB issued ASU No. 2015-03, Interest -Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”). The amendments in ASU 2015-03 require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts and the accounting for debt issue costs under the International Financial Reporting Standards. The recognition and measurement guidance for debt issuance costs are not affected by the amendments in ASU 2015-03. Given the absence of authoritative guidance within ASU 2015-03 for debt issuance costs related to line-of-credit arrangements, in August 2015, the FASB issued ASU 2015-15, Interest - Imputation of Interest (Subtopic 835-30), which clarifies ASU 2015-03 by stating that the SEC staff would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. ASU 2015-03 was effective for the annual period ending after December 15, 2015, and interim periods within those fiscal years. Early adoption of the amendments in ASU 2015-03 was permitted for financial statements that have not been previously issued. The adoption of this guidance did not have a material impact on our consolidated financial position, results of operations or cash flows.

In May 2014, the FASB issued Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (“ASU 2014-09”), which supersedes nearly all existing revenue recognition guidance under U.S. GAAP. The core principle of ASU 2014-09 is to recognize revenues when promised goods or services are transferred to customers in an amount that reflects the consideration to which an entity expects to be entitled for those goods or services.

ASU 2014-09 provides that an entity should apply a five-step approach for recognizing revenue, including (1) identifying the contract with a customer; (2) identifying the performance obligations in the contract; (3) determining the transaction price; (4) allocating the transaction price to the performance obligations in the contract; and (5) recognizing revenue when, or as, the entity satisfies a performance obligation. Also, the entity must provide various disclosures concerning the nature, amount and timing of revenue and cash flows arising from contracts with customers. The effective date will be the first quarter of our fiscal year ending June 30, 2019, using one of two retrospective application methods. We are currently analyzing the impact of this new accounting guidance.

In February 2016, the FASB issued ASU 2016-02, Leases (“ASU 2016-02”). This guidance requires an entity to recognize lease liabilities and a right-of-use asset for all leases on the balance sheet and to disclose key information about the entity’s leasing arrangements. ASU 2016-02 is effective for annual reporting periods beginning after December 15, 2018, including interim periods within that reporting period, with earlier adoption permitted. ASU 2016-02 must be adopted using a modified retrospective approach for all leases existing at, or entered into after the date of initial adoption, with an option to elect to use certain transition relief. We are evaluating the impact of this new standard on our financial position, results of operations, cash flows and related disclosures.

3.	Inventories – net

The components of inventories include the following:

	June 30, 2016	June 30, 2015

Raw materials	$1,791,791	$1,730,153
Work in process	1,269,539	919,444
Finished goods	1,171,343	812,643
Reserve for obsolescence	(395,864)	(280,863)
	$3,836,809	$3,181,377

During fiscal 2016 and 2015, the Company evaluated all reserved items and disposed of $24,590 and $85,261, respectively, of inventory parts and wrote them off against the reserve for obsolescence.

The value of tooling in raw materials was approximately $1.16 million at June 30, 2016 and approximately $1.06 million at June 30, 2015.

F-9

4.	Property and Equipment – net

Property and equipment consist of the following:

	Estimated Life (Years)	June 30, 2016	June 30, 2015
Manufacturing equipment	5 - 10	$6,818,382	$5,796,912
Computer equipment and software	3 - 5	339,723	327,920
Furniture and fixtures	5	92,705	105,402
Leasehold improvements	5 - 7	1,225,099	1,711,018
Construction in progress		597,452	886,624
Total property and equipment		9,073,361	8,827,876

Less accumulated depreciation and amortization		4,703,316	4,552,325
Total property and equipment, net		$4,370,045	$4,275,551

During fiscal 2015, we extended our Orlando lease term and received a tenant improvement allowance from the landlord of $420,014. This allowance was used to construct improvements and was recorded as leasehold improvements and deferred rent liability. It is being amortized over the corresponding lease term.

5.	Accounts Payable

The accounts payable balance includes $69,250 and $56,500 representing earned but unpaid board of directors’ fees as of June 30, 2016 and 2015, respectively.

6.	Stockholders’ Equity

The Company’s authorized capital stock consists of 45,000,000 shares, divided into 40,000,000 shares of common stock, par value $0.01 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share.

Of the 5,000,000 shares of preferred stock authorized, the board of directors has previously designated:

●	250 shares of preferred stock as Series A Preferred Stock, all previously outstanding shares of which have been previously redeemed or converted into shares of our Class A common stock and may not be reissued;
●	300 shares of our preferred stock as Series B Preferred Stock, all previously outstanding shares of which have been previously redeemed or converted into shares of our Class A common stock and may not be reissued;
●	500 shares of our preferred stock as Series C Preferred Stock, all previously outstanding shares of which have been previously redeemed or converted into shares of our Class A common stock and may not be reissued;
●	100,000 shares of our preferred stock as Series D Preferred Stock, none of which have been issued; however in 1998, our board of directors declared a dividend distribution as a right to purchase one share of Series D Preferred Stock for each outstanding share of Class A common stock. The stockholders of Series D Preferred Stock are entitled to one vote for each share held; and
●	500 shares of our preferred stock as Series F Preferred Stock, all previously outstanding shares of which have been previously redeemed or converted into shares of our Class A common stock and may not be reissued.

Of the 40,000,000 shares of common stock authorized, the board of directors has previously designated 34,500,000 shares authorized as Class A common. The stockholders of Class A common stock are entitled to one vote for each share held. The remaining 5,500,000 shares of authorized common stock were designated Class E-1 common stock, Class E-2 common stock, or Class E-3 common stock, all previously outstanding shares of which have been previously redeemed or converted into shares of Class A common.

At June 30, 2016, the Company had outstanding warrants to purchase up to 1,080,371 shares of Class A common stock at $1.26 per share at any time through December 11, 2017 issued in connection with a private placement in fiscal 2012.

During fiscal 2016, the Company received approximately $391,351 in net proceeds from the exercise of warrants. The Company issued 313,081 shares of Class A common stock in connection with these exercises. The exercise price was $1.26 per share of Class A common stock. During fiscal 2016, warrants to purchase 101,549 shares of Class A common stock, at an exercise price of $2.48 per share, expired.

F-10

7.	Income Taxes

Due to the Company’s previous losses from domestic operations, the Company had no provision for U.S. income taxes during the years ended June 30, 2016 and 2015. All net loss carryforwards for both China locations are now exhausted and a provision for taxes due in China of approximately $199,000 and $2,000 has been recorded for the years ending June 30, 2016 and 2015, respectively. The tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities are as follows at June 30:

	2016	2015
Deferred tax assets:

Net operating loss and credit carryforwards	$32,440,000	$33,279,000
Intangible assets	—	6,000
Stock-based compensation	813,000	—
Capital loss and R&D credits	1,517,000	1,500,000
Research development expenses	576,000	657,000
Inventory	177,000	135,000
Accrued expenses and other	492,000	306,000

Gross deferred tax assets	36,015,000	35,883,000
Valuation allowance for deferred tax assets	(35,971,000)	(35,789,000)

Total deferred tax assets	44,000	94,000
Deferred tax liabilities:
Depreciation and other	(44,000)	(94,000)
Total deferred tax liabilities	(44,000)	(94,000)
Net deferred tax liability	$—	$—

The reconciliation of income tax attributable to operations computed at the United States federal statutory tax rates and the actual tax provision of zero results primarily from the change in the valuation allowance.

In assessing the potential future recognition of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. In order to fully realize the deferred tax asset, the Company will need to generate future taxable income of approximately $86.2 million prior to the expiration of net operating loss carry-forwards from 2019 through 2035. Based on the level of historical taxable income, management has provided for a valuation adjustment against the deferred tax assets of $35,971,000 at June 30, 2016, a decrease of approximately $182,000 over June 30, 2015.

At June 30, 2016, in addition to net operating loss carry forwards, the Company also has research and development credit carry forwards of approximately $1,500,000, of which $38,505 will expire in fiscal 2019 and the remainder will expiration from 2020 through 2036. A portion of the net operating loss carry forwards may be subject to certain limitations of the Internal Revenue Code Sections 382 and 383 which would restrict the annual utilization in future periods due principally to changes in ownership in prior periods.

The Company utilized all net operating loss carry forwards in China during fiscal 2016. We are now accruing income taxes in China. The Company’s Chinese subsidiaries are governed by the Income Tax Law of the People’s Republic of China concerning the privately run and foreign invested enterprises, which are generally subject to tax at a statutory rate of 25% on income reported in the statutory financial statements after appropriate tax adjustments. No deferred tax provision has been recorded for China as the effect is deemed de minimis.

F-11

8.	Compensatory Equity Incentive Plan and Other Equity Incentives

Share-based payment arrangements — The Plan included several available forms of stock compensation of which incentive stock options, non-qualified stock options and restricted stock units have been granted to date.

These plans are summarized below:

Equity Compensation Arrangement	Award Shares Authorized	Award Shares Outstanding at June 30, 2016	Available for Issuance at June 30, 2016
Amended and Restated Omnibus Incentive Plan	3,915,625	2,131,055	1,139,429
Employee Stock Purchase Plan	400,000	—	390,094
	4,315,625	2,131,055	1,529,523

The 2004 Employee Stock Purchase Plan (“ESPP”) permitted employees to purchase common stock through payroll deductions, not to exceed 15% of an employee’s compensation, at a price not less than 85% of the market value of the stock on specified dates (June 30 and December 31). In no event could any participant purchase more than $25,000 worth of shares of Class A common stock in any calendar year and an employee could purchase no more than 4,000 shares on any purchase date within an offering period of 12 months and 2,000 shares on any purchase date within an offering period of six months. The ESPP expired on December 6, 2014, and was replaced by the LightPath Technologies, Inc. Employee Stock Purchase Plan (“2014 ESPP”), which was adopted by the Company’s Board of Directors on October 30, 2014 and approved by the Company’s stockholders on January 29, 2015. The 2014 ESPP permits employees to purchase common stock through payroll deductions, which may not exceed 15% of an employee’s compensation, at a price not less than 85% of the market value of the stock on specified dates (June 30 and December 31). In no event can any participant purchase more than $25,000 worth of shares of Class A common stock in any calendar year and an employee cannot purchase more than 8,000 shares on any purchase date within an offering period of 12 months and 4,000 shares on any purchase date within an offering period of six months. This discount of $2,303 and $1,356 for fiscal 2016 and 2015, respectively, is included in the selling, general and administrative expense in the accompanying consolidated statements comprehensive income (loss).

Grant Date Fair Values and Underlying Assumptions; Contractual Terms—The Company estimates the fair value of each stock option as of the date of grant. The Company uses the Black-Scholes-Merton pricing model. The ESPP or the 2014 ESPP fair value is the market value of the Company’s stock when issued, as described above.

For stock options and restricted stock units (“RSUs”) granted in the years ended June 30, 2016 and 2015, the Company estimated the fair value of each stock award as of the date of grant using the following assumptions:

	Year ended June 30, 2016	Year ended June 30, 2015
Expected volatility	68% - 103%	103% - 104%
Weighted average expected volatility	68% - 103%	103% - 104%
Dividend yields	0%	0%
Risk-free interest rate	0.37% - 1.49%	1.64% - 1.77%
Expected term, in years	4.29 - 7.50	7.49

Most options granted under the Plan vest ratably over two to four years and are generally exercisable for ten years. The assumed forfeiture rates used in calculating the fair value of options and restricted stock unit grants with both performance and service conditions were 20% for each of the years ended June 30, 2016 and 2015. The volatility rate and expected term are based on seven-year historical trends in Class A common stock closing prices and actual forfeitures. The interest rate used is the U.S. Treasury interest rate for constant maturities.

Information Regarding Current Share Based Payment Awards—A summary of the activity for share-based payment awards in the years ended June 30, 2016 and 2015 is presented below:

F-12

	Stock Options			Restricted Stock Units (RSUs)
	Shares	Weighted Average Exercise Price (per share)	Weighted Average Remaining Contract Life (YRS)	Shares	Weighted Average Remaining Contract Life (YRS)
June 30, 2014	654,158	$2.25	5.5	856,300	0.9

Granted	103,000	$1.35	9.4	219,000	2.3
Exercised	—	—	—	—	—
Cancelled/Forfeited	(34,675)	$3.06	2.9	—	—
June 30, 2015	722,483	$2.08	5.3	1,075,300	0.9

Granted	155,592	$1.49	9.4	236,495	2.3
Exercised	(6,077)	$1.07	3.7	—	—
Cancelled/Forfeited	(52,738)	$3.26	—	—	—
June 30, 2016	819,260	$1.90	5.6	1,311,795	0.9

Awards exercisable/vested as of
June 30, 2016	637,010	$2.06	4.8	870,196	—

Awards unexercisable/unvested as of
June 30, 2016	182,250	$1.35	8.2	441,599	0.9
	819,260			1,311,795

The total intrinsic value of share options exercised for years ended June 30, 2016 and 2015 was $9,919 and $0, respectively.

The total intrinsic value of shares options outstanding and exercisable at both June 30, 2016 and 2015 was $148,000 and $86,000, respectively.

The total fair value of shares options vested during the years ended June 30, 2016 and 2015 was $234,000 and $122,000, respectively.

The total intrinsic value of RSUs exercised was $0 during both years ended June 30, 2016 and 2015.

The total intrinsic value of RSUs outstanding and exercisable at June 30, 2016 and 2015 was $1.51 million and $1.18 million, respectively.

The total fair value of RSUs vested during the years ended June 30, 2016 and 2015 was $389,000 and $200,000, respectively.

As of June 30, 2016 there was $494,555 of total unrecognized compensation cost related to non-vested share-based compensation arrangements (including share options and restricted stock units) granted under the Plan. The cost expected to be recognized as follows:

F-13

	Stock Options	Restricted Stock Share/ Units	Total

Year ended June 30, 2017	42,434	237,187	279,621

Year ended June 30, 2018	28,667	141,580	170,247

Year ended June 30, 2019	12,929	29,153	42,082

Year ended June 30, 2020	2,605	—	2,605
	$86,635	$407,920	$494,555

The table above does not include shares under the Company’s 2014 ESPP, which has purchase settlement dates in the second and fourth fiscal quarters. The Company’s 2014 ESPP is not administered with a look back option provision and, as a result, there is not a population of outstanding option grants during the employee contribution period.

RSU awards vest immediately or from two to four years from the grant date.

The Company issues new shares of common stock upon the exercise of stock options. The following table is a summary of the number and weighted average grant date fair values regarding our unexercisable/unvested awards as of June 30, 2016 and 2015 and changes during the two years then ended:

Unexercisable/unvested awards	Stock Options Shares	RSU Shares	Total Shares	Weighted- Average Grant Date Fair Values (per share)
June 30, 2014	193,000	354,303	547,303	$1.18
Granted	103,000	219,000	322,000	$1.30
Vested	(71,500)	(169,433)	(240,933)	$1.28
Cancelled/Forfeited	—	—	—	—
June 30, 2015	224,500	403,870	628,370	$1.10
Granted	155,592	236,495	392,087	$1.39
Vested	(197,842)	(198,766)	(396,608)	$1.21
Cancelled/Forfeited	—	—	—	—
June 30, 2016	182,250	441,599	623,849	$1.35

Acceleration of Vesting—The Company does not generally accelerate the vesting of any stock options.

Financial Statement Effects and Presentation—The following table shows total stock-based compensation expense for the years ended June 30, 2016 and 2015 included in the Consolidated Statement of Comprehensive Income (Loss):

F-14

	Year ended June 30, 2016	Year ended June 30, 2015

Stock options	$49,293	$53,584
RSU	299,442	231,367
Total	$348,735	$284,951

The amounts above were included in:
Selling, general & administrative	$347,206	$283,962
Cost of sales	316	158
New product development	1,213	831
	$348,735	$284,951

9.	Earnings Per Share

Basic earnings per share is computed by dividing net income by the weighted-average number of shares of Class A common stock outstanding, during each period presented. Diluted earnings per share is computed similarly to basic earnings per share except that it reflects the potential dilution that could occur if dilutive securities or other obligations to issue shares of Class A common stock were exercised or converted into shares of Class A common stock. The computations for basic and diluted earnings per share are described in the following table:

	Year ended June 30,
	2016	2015

Net income (loss)	$1,414,615	$(715,280)
Weighted average common shares outstanding:
Basic	15,401,893	14,711,586
Effect of dilutive securities:
Options to purchase common stock	71,859	—
Restricted stock units	944,274	—
Common stock warrants	457,357	—
Diluted	16,875,383	14,711,586

Earnings (Loss) per common share:
Basic	$0.09	$(0.05)
Diluted	$0.08	$(0.05)
Excluded from computation:
Options to purchase common stock	718,684	703,721
Restricted stock units	289,982	1,002,700
Common stock warrants	848,927	1,916,671
	1,857,593	3,623,092

F-15

10.	Defined Contribution Plan

The Company discontinued its profit sharing plan that permitted participants to make contributions by salary reduction pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended, in January 2009. Effective January 1, 2009, the Company transferred all plan assets to the ADP Total Source 401(k) plan. The ADP plan is a defined 401(k) contribution plan which all employees, over the age of 21, are eligible to participate in after three months of employment. The Company matched 25% of the first 6% of employee contributions until February 27, 2009, when the match was eliminated. Currently, there are 24 employees who are enrolled in this program. The 401(k) contribution plan is administered by a third party. Annual discretionary contributions, if any, are made by the Company to match a portion of the funds employees contribute. The Company made no matching contributions during the years ended June 30, 2016 and 2015.

11.	Lease Commitments

The Company has operating leases for office space. At June 30, 2015, the Company has a lease agreement for its manufacturing and office facility in Orlando, Florida (the “Orlando Lease”). The Orlando Lease, which is for a seven-year original term with renewal options, expires April 2022 and expanded our space to 25,847 square feet, including space added in July 2014. Minimum rental rates for the extension term were established based on annual increases of two and one half percent starting in the third year of the extension period. Additionally, there are two 3-year extension options exercisable by the Company. The minimum rental rates for such additional extension options will be determined at the time an option is exercised and will be based on a “fair market rental rate” as determined in accordance with the sixth lease amendment.

The Company received $420,014 in a leasehold improvement allowance in fiscal 2015. This amount is included in the property and equipment and deferred rent on the consolidated balance sheets. Amortization of leasehold improvements was $60,720 as of June 30, 2016.

As of June 30, 2016, the Company, through its wholly-owned subsidiary, LPOI, has a lease agreement for an office facility in Shanghai, China (the “China Lease”). The China Lease expires October 2017.

As of June 30, 2016, the Company, through its wholly-owned subsidiary, LPOIZ, has a lease agreement for a manufacturing and office facility in Zhenjiang, China (the “Zhenjiang Lease”). The Zhenjiang Lease, which is for a five-year original term with renewal options, expires March 2019.

During fiscal 2014 and 2015, the Company entered into four capital lease agreements, with three to five year terms, for computer and manufacturing equipment, which are included as part of Property and Equipment. Assets under capital lease include approximately $547,000 in computer equipment and software and manufacturing equipment, with accumulated amortization of approximately $202,000 as of June 30, 2016. Amortization related to capital leases is included in depreciation expense.

Rent expense totaled $529,341 and $581,679 during the years ended June 30, 2016 and 2015, respectively.

The approximate future minimum lease payments under capital and operating leases at June 30, 2016 were as follows:

F-16

Fiscal year ending June 30,	Capital Leases	Operating Lease

2017	$169,322	$378,000
2018	167,335	376,000
2019	39,000	370,000
2020	6,825	357,000
2021	—	365,000
2022 and beyond	—	311,000
Total minimum payments	382,482	$2,157,000

Less imputed interest	(37,109)
Present value of minimum lease payments included in capital lease obligations	345,373
Less current portion	166,454
Non-current portion	$178,919

12.	Contingencies

The Company from time to time is involved in various legal actions arising in the normal course of business. Management, after reviewing with legal counsel all of these actions and proceedings, believes that the aggregate losses, if any, will not have a material adverse effect on the Company’s financial position or results of operations.

13.	Foreign Operations

Assets and liabilities denominated in non-U.S. currencies are translated at rates of exchange prevailing on the balance sheet date, and revenues and expenses are translated at average rates of exchange for the period. Gains or losses on the translation of the financial statements of a non-U.S. operation, where the functional currency is other than the U.S. dollar, are reflected as a separate component of equity, which was a gain of $126,108 and $50,680 at June 30, 2016 and 2015, respectively. The Company as of June 30, 2016 had approximately $11,311,000 in assets and $9,942,000 in net assets located in China. The Company as of June 30, 2015 had approximately $8,862,000 in assets and $7,305,000 in net assets located in China.

14.	Significant Suppliers and Customers

We utilize a number of glass compositions for the manufacture of our molded glass aspheres and lens array products. We purchase glass from Hikari, Ohara, CDGM and other suppliers.

Base optical materials, used in both GRADIUM and collimator products, are manufactured and supplied by a number of major optical and glass manufacturers. Optical fiber and collimator housings are manufactured and supplied by a number of major manufacturers.

In fiscal 2016, sales to three customers comprised an aggregate of approximately 25% of our annual sales. The loss of any of these customers, or a significant reduction in sales to any such customer, would adversely affect our revenues.

In fiscal 2015, sales to three customers comprised an aggregate of approximately 27% of our annual sales. The loss of any of these customers, or a significant reduction in sales to any such customer, would adversely affect our revenues.

F-17

15.	Derivative Financial Instruments (Warrant Liability)

On June 11, 2012, we executed a Securities Purchase Agreement with respect to a private placement of an aggregate of 1,943,852 shares of our Class A common stock at $1.02 per share and warrants to purchase up to 1,457,892 shares of our Class A common stock at an initial exercise price of $1.32 per share, which was subsequently reduced to $1.26 (the “June 2012 Warrants”). The June 2012 Warrants are exercisable for a period of five years beginning on December 11, 2012. The Company accounted for the June 2012 Warrants issued to investors in accordance with ASC 815-10. ASC 815-10 provides guidance for determining whether an equity-linked financial instrument (or embedded feature) is indexed to an entity’s own stock. This applies to any freestanding financial instrument or embedded feature that has all the characteristics of a derivative under ASC 815-10, including any freestanding financial instrument that is potentially settled in an entity’s own stock.

Due to certain adjustments that may be made to the exercise price of the June 2012 Warrants if the Company issues or sell shares of its Class A common stock at a price that is less than the then-current warrant exercise price, the June 2012 Warrants have been classified as a liability, as opposed to equity, in accordance with ASC 815-10 as it was determined that the June 2012 Warrants were not indexed to the Company’s Class A common stock.

The fair value of the outstanding June 2012 Warrants was re-measured on June 30, 2016 to reflect their fair market value at the end of the current reporting period. The June 2012 Warrants will be re-measured at each subsequent financial reporting period until the warrants are either fully exercised or expire. The change in fair value of the June 2012 Warrants is recorded in the statement of operations and comprehensive loss and is estimated using the Lattice option-pricing model using the following assumptions:

Inputs into Lattice model for warrants:	June 30, 2016
Equivalent volatility	75.50%
Equivalent interest rate	0.50%
Floor	$1.1500
Greater of estimated stock price or floor	$1.1500
Probability price < strike price	55.90%
Fair value of call	$0.7900
Probability of fundamental transaction occuring	5%

All warrants issued by the Company other than the above noted June 2012 Warrants are classified as equity.

The warrant liabilities are considered a recurring Level 3 fair value measurement, with a fair value of approximately $717,000 at June 30, 2016.

The following table summarizes the activity of Level 3 financial instruments measured on a recurring basis for the year ended June 30, 2016:

Warrant Liability
Fair value, June 30, 2015	$1,195,470
Exercise of common stock warrants	(530,531)
Change in fair value of warrant liability	52,454
Fair value, June 30, 2016	$717,393

16.	Loan Payable

On September 30, 2013, we entered into a Loan and Security Agreement (the “LSA”) with AvidBank Corporate Finance, a division of AvidBank (“AvidBank”). Pursuant to the LSA, AvidBank agreed to lend us under a revolving credit facility (the “Revolving Line”) an aggregate principal outstanding amount not to exceed the lesser of (i) One Million Dollars ($1,000,000) or (ii) an amount equal to eighty percent (80%) of eligible accounts, as determined by AvidBank in accordance with the LSA. We could have borrowed amounts under the Revolving Line at any time prior to December 30, 2014, at which time all outstanding amounts would have been immediately due and payable.

Pursuant to the LSA, AvidBank also agreed to make equipment advances to us, each in a minimum amount of $100,000, and in an aggregate principal amount not to exceed One Million Dollars ($1,000,000). Equipment advances during any particular three-month draw period were due and repayable in thirty-six (36) equal monthly payments. All amounts due under outstanding equipment advances made during any particular draw period were due on the tenth (10th) day following the end of such draw period, and in any event, no later than September 30, 2017.

F-18

On December 23, 2014, we entered into an Amended and Restated Loan and Security Agreement (the “Amended LSA”) with AvidBank for an invoice-based working capital revolving line of credit (the “Invoiced Based Line”). The Amended LSA amended and restated the LSA. Pursuant to the Amended LSA, AvidBank will, in its discretion, make loan advances to us up to a maximum aggregate principal amount outstanding not to exceed the lesser of (i) One Million Dollars ($1,000,000) or (ii) eighty percent (80%) (the “Maximum Advance Rate”) of the aggregate balance of our eligible accounts receivable, as determined by AvidBank in accordance with the Amended LSA. On December 23, 2015, we executed the First Amendment to the Amended LSA to extend the term of the Amended LSA to December 23, 2016.

Avid Bank may, in its discretion, elect to not make a requested advance, determine that certain accounts are not eligible accounts, change the Maximum Advance Rate or apply a lower advance rate to particular accounts and terminate the Amended LSA. As of June 30, 2016 and 2015, the principal outstanding on the Invoiced Based Line was $0 and $51,585, respectively.

Amounts borrowed under the Invoiced Based Line may be repaid and re-borrowed at any time prior to December 23, 2016, at which time all amounts shall be immediately due and payable. The advances under the Invoiced Based Line bear interest, on the outstanding daily balance, at a per annum rate equal to three percent (3%) above the Prime Rate (6.50% at June 30, 2016). Interest payments are due and payable on the last business day of each month. Payments received with respect to accounts upon which advances are made will be applied to the amounts outstanding under the Amended LSA.

Our obligations under the Amended LSA are secured by a first priority security interest (subject to permitted liens) in cash, U.S. inventory and accounts receivable. In addition, our wholly-owned subsidiary, Geltech, has guaranteed our obligations under the Amended LSA.

The Amended LSA contains customary covenants, including, but not limited to: (i) limitations on the disposition of property; (ii) limitations on changing our business or permitting a change in control; (iii) limitations on additional indebtedness or encumbrances; (iv) restrictions on distributions; and (v) limitations on certain investments.

Late payments are subject to a late fee equal to the lesser of five percent (5%) of the unpaid amount or the maximum amount permitted to be charged under applicable law. Amounts outstanding during an event of default accrue interest at a rate of five percent (5%) above the interest rate applicable immediately prior to the occurrence of the event of default. The Amended LSA contains other customary provisions with respect to events of default, expense reimbursement, and confidentiality.

17.	Pudong Private Placement

On January 20, 2015, we issued and sold securities to Pudong Science & Technology Investment (Cayman) Co. Ltd. (“Pudong Investment”) in accordance with that certain Securities Purchase Agreement with Pudong Science & Technology (Cayman) Co., Ltd. (“Pudong”). Prior to the closing, the Securities Purchase Agreement was amended (as amended, the “SPA”) and assigned by Pudong to its affiliate, Pudong Investment.

In connection with the closing, we sold to Pudong Investment 930,790 shares of Class A common stock at a price of $1.40 per share, which was adjusted from the initial per share purchase price of $1.62 pursuant to the terms of the SPA. We received gross cash proceeds from the issuance of the Class A common stock in the amount of approximately $1,303,000 and incurred costs of $180,946. We used the sale proceeds of the sale to provide working capital in support of its continued growth, particularly new product development, sales and marketing of its infrared product line, and capital expenditures related to the acquisition of new equipment.

Immediately following the issuance of the shares of Class A common stock pursuant to the SPA, Pudong Investment beneficially owned 14.9% of our outstanding shares of Class A common stock.

The shares of Class A common stock issued were exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”). The shares of Class A common stock are restricted securities that have not been registered under the Act and may not be offered or sold absent registration or applicable exemption from the registration requirements.

18.	Technology Transfer and License Agreement

On April 28, 2015, we entered into a Technology Transfer and License Agreement (“License Agreement”) with one of our specialty products customers (the “Customer”) regarding the granting of an irrevocable license of certain technology, to be used by the Customer to manufacture specific fiber collimator assemblies used by the Customer. As we no longer intend to produce such assemblies in the future for the Customer, we have agreed to provide to the Customer process work instructions, training, inventory and access to intellectual property specifically related to the manufacturing process of that Customer’s fiber collimator assemblies. Pursuant to the License Agreement, the Customer paid to us an aggregate of $200,000 in fees, in consideration of our disclosure of the technology and the granting of a license to the Customer to use the technology to manufacture such fiber collimator assemblies. The first installment of $100,000 was received in May 2015 and the second installment of $100,000 was received in August 2015. Pursuant to the License Agreement, the Customer also agreed to order and purchase from us a certain number of fiber collimator assemblies during the transition process. Costs associated with the License Agreement were approximately $33,000. The license fees and sales generated as a result of the License Agreement have been recognized as revenue over the duration of the training period. Revenue of approximately $76,000, which includes the amortization of the license fee, was included in sales on the accompanying consolidated statement of comprehensive income (loss) for the year ended June 30, 2016. The License Agreement has been fully recognized as revenue.

F-19

19.	Subsequent Events – ISP Optics Corporation Acquisition

On August 3, 2016, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with ISP Optics Corporation (“ISP”) and Joseph Menaker and Mark Lifshotz (the “ISP Stockholders”), pursuant to which the Company will acquire (the “Acquisition”) all of the outstanding common stock of ISP (the “Purchased Shares”) from the ISP Stockholders. Following the closing of the Acquisition, ISP will become a wholly-owned subsidiary of the Company.

The Company will acquire the Purchased Shares for $18,000,000 (the “Purchase Price”), to be paid in a combination of cash (the “Cash Amount”) and a promissory note (the “Note”). The Cash Amount, subject to a net working capital adjustment, debt adjustment, and cash adjustment as provided in the Stock Purchase Agreement, will not be less than $12,000,000. The aggregate original principal amount of the Note will equal the Purchase Price less the Cash Amount, as adjusted pursuant to the Stock Purchase Agreement, but in no event less than $3,000,000.

During the period commencing on the date that the Note is issued (the “Issue Date”) and continuing until the fifteen month anniversary of the Issue Date (the “Initial Period”), interest will accrue on only the unpaid principal amount of the Note in excess of $2,700,000 at an interest rate equal to ten percent (10%) per annum. After the Initial Period, interest will accrue on the entire unpaid principal amount of the Note from time to time outstanding, at an interest rate equal to ten percent (10%) per annum. Interest is payable semi-annually in arrears. The term of the Note is five years, and any unpaid interest and principal, together with any other amounts payable under the Note, is due and payable on the maturity date. The Company may prepay the Note in whole or in part without penalty or premium. If the Company does not pay any amount payable when due, whether at the maturity date, by acceleration, or otherwise, such overdue amount will bear interest at a rate equal to twelve percent (12%) per annum from the date of such non-payment until the Company pays such amount in full.

In addition, upon the occurrence of a payment default, or any other “event of default,” such as a bankruptcy event or a change of control of the Company, the entire unpaid and outstanding principal balance of the Note, together with all accrued and unpaid interest and any and all other amounts payable under the Note, will immediately be due and payable.

Completion of the Acquisition is subject to the satisfaction or waiver of certain conditions. In addition to customary closing conditions, our obligation to complete the Acquisition is conditioned on receipt by us of financing we need to purchase the Purchased Shares and obtaining the requisite approval of our stockholders related to the financing and the Acquisition, as applicable, as required by applicable NASDAQ rules and other applicable law.

The closing of the Acquisition will occur on a date and time mutually agreed upon by the ISP Stockholders and us, no later than five (5) business days following the satisfaction or waiver of the closing conditions. Currently, we anticipate the Acquisition closing in the fourth quarter of calendar year 2016; however, there can be no assurance that the Acquisition will close in the fourth quarter of calendar year 2016, or at all.

End of Consolidated Financial Statements

F-20

ISP Optics Corporation

Consolidated Balance Sheets (Unaudited)

Period Ended	June 30, 2016	December 31, 2015

Assets

Current assets:
Cash and cash equivalents	$814,267	$934,893
Accounts receivable	1,584,134	1,473,989
Inventories, net	927,557	1,035,924
Other current assets	135,895	90,131
Total current assets	3,461,853	3,534,937
Property and equipment, net	2,243,941	2,026,545

Other noncurrent assets:
Intangible assets, net	50,000	62,500
Related party notes receivable	110,000	110,000
Deposits	44,999	47,601
Deferred tax asset, net	44,675	—
Total noncurrent assets	2,493,615	2,246,646
Total assets	$5,955,468	$5,781,583

Liabilities and stockholders’ equity

Current liabilities:
Accounts payable	$478,142	$494,031
Accrued expenses	385,161	663,667
Other liabilities, current portion	—	90,653
Income taxes payable	78,902	88,896
Notes payable, current portion	559,404	661,454
Total current liabilities	1,501,609	1,998,701

Noncurrent liabilities:
Other liabilities, less current portion	317,192	271,742
Deferred tax liability, net	—	28,800
Notes payable, less current portion	624,107	784,249
Total noncurrent liabilities	941,299	1,084,791
Total liabilities	2,442,908	3,083,492

Commitments and contingencies (Notes 2, 8 and 10)

Stockholders’ equity
Common stock – no par, 200 shares authorized, 20 shares issued and outstanding	—	—
Additional paid-in capital	—	—
Retained earnings	3,639,553	2,814,524
Accumulated other comprehensive loss	(126,993)	(116,433)
Total stockholders’ equity	3,512,560	2,698,091
Total liabilities and stockholders’ equity	$5,955,468	$5,781,583

See accompanying notes to consolidated financial statements.

F-21

ISP Optics Corporation

Consolidated Statements of Comprehensive Income (Unaudited)

Six Months Ending June 30,	2016	2015

Sales, net	$6,389,915	$6,130,735
Cost of goods sold	3,991,019	3,468,982
Gross profit	2,398,896	2,661,753

Selling, general and administrative expenses:
Compensation	885,336	775,373
Rent and occupancy	94,642	106,578
Office expense and supplies	60,307	55,105
Professional fees and commissions	226,748	133,189
Travel and entertainment	94,087	64,042
Financial expenses	33,806	24,039
Advertising and subscriptions	73,216	71,706
General expenses	49,854	33,744
Postage and freight	46,991	39,341
Depreciation and amortization	31,137	17,401
Total selling, general and administrative expenses	1,596,124	1,320,518

Operating income	802,772	1,341,235

Other income (expense):
Interest expense	(31,047)	(30,397)
Other income	57,316	18,369
Total other income (expense), net	26,269	(12,028)

Net income before income taxes	829,041	1,329,207
Income tax expense	4,012	137

Net income before noncontrolling interest	825,029	1,329,070
Net income attributable to the noncontrolling interest	—	11,921

Net income attributable to ISP Optics Corporation	825,029	1,317,149
Foreign currency translation adjustment	(10,560)	16,948
Comprehensive income attributable to ISP Optics Corporation	$814,469	$1,334,097

See accompanying notes to consolidated financial statements.

F-22

ISP Optics Corporation

 Consolidated Statement of Stockholders’ Equity (Unaudited)

	Class A Common Stock		Additional Paid-In	Retained	Accumulated Other Comprehensive	Total Stockholders’
	Shares	Amount	Capital	Earnings	Loss	Equity

Balance, December 31, 2015	20	$—	$—	$2,814,524	$(116,433)	$2,698,091

Foreign currency translation adjustment		—	—	—	(10,560)	(10,560)

Net income		—	—	825,029	—	825,029
Balance, June 30, 2016	20	$—	$—	$3,639,553	$(126,993)	$3,512,560

See accompanying notes to consolidated financial statements.

F-23

ISP Optics Corporation

Consolidated Statements of Cash Flows (Unaudited)

Six Months Ending	June 30, 2016	June 30, 2015

Cash flows from operating activities:
Net income	$825,029	$1,329,070
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization on property and equipment	242,387	170,175
Amortization of intangible assets	12,500	12,500
Deferred taxes	(73,475)	(4,006)
Changes in operating assets and liabilities:
Accounts receivable	(110,145)	(244,122)
Inventories	108,367	(187,502)
Other current assets	(45,763)	(285,547)
Accounts payable	(15,889)	(370,292)
Accrued expenses	(278,508)	149,719
Income taxes payable	(9,994)	(7,793)
Net cash provided by operating activities	654,509	562,202

Cash flows from investing activities:
Decrease in deposits	2,602	—
Increase (decrease) in other liabilities	(45,203)	(17,960)
Purchase of property and equipment	(455,804)	(76,264)
Net cash used for investing activities	(498,405)	(94,224)

Cash flows from financing activities:
Borrowings under notes payable	—	206,124
Payments under notes payable	(224,304)	(205,485)
Net cash provided by (used for) financing activities	(224,304)	639

Effect of exchange rate changes on cash	(52,426)	(77,285)

Increase (decrease) in cash and cash equivalents	(120,626)	391,332

Cash and cash equivalents, beginning of year	934,893	51,224
Cash and cash equivalents, end of year	$814,267	$442,556

Supplemental disclosure of cash flow information:
Interest paid	$31,047	$30,397

See accompanying notes to consolidated financial statements.

F-24

ISP Optics Corporation

Notes to Consolidated Financial Statements (Unaudited)

1. Organization and Business Activity

ISP Optics Corporation was incorporated in the State of New York in April, 1993. The Company’s principal business activity is the manufacturing of optical materials, high precision optical components and infrared lens assemblies. ISP Optics Corporation also operates under the registered trademark “ISP Optics.”

2. Summary of Significant Accounting Policies

Principles of Consolidation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and include the accounts of ISP Optics Corporation and its subsidiary, ISP Optics Latvia (collectively, the “Company”).

The Company records equity interests held by others in ISP Optics Latvia as a noncontrolling interest. Earnings of the noncontrolling interest are charged against the income of the Company and losses are recognized to the extent of prior earnings and capital contributions.

During the year ended December 31, 2014 and through December 17, 2015, ISP Optics Corporation owned approximately 98% of ISP Optics Latvia. Effective December 18, 2015, ISP Optics Corporation purchased the remaining noncontrolling interest of ISP Optics Latvia at a purchase price of $44,695, at which time ISP Optics Latvia became a wholly-owned subsidiary. The excess of the purchase price over the balance in the noncontrolling interest account at the date of purchase was recorded as a reduction of additional paid-in capital until fully derecognized with the remainder recorded as a reduction in retained earnings. All intercompany transactions and balances have been eliminated upon consolidation.

Foreign Currency Translation

Assets and liabilities of the Company’s foreign subsidiary are translated at period end exchange rates and related revenues and expenses are translated at average exchange rates in effect during the reporting periods. Resulting translation adjustments are recorded as a component of accumulated other comprehensive income (loss) in stockholders’ equity. Foreign currency transaction gains and losses are recorded in other income (expense) on the consolidated statements of comprehensive income.

Revenue

Revenue is recognized from product sales when products are shipped to the customer and title has changed hands, provided that the Company has received a valid purchase order, the price is fixed, title has transferred, collection of the associated receivable is reasonably assured, and there are no remaining significant obligations. Revenues are presented net of discounts.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and highly liquid investments with maturities of three months or less from date of purchase.

F-25

ISP Optics Corporation

Notes to Consolidated Financial Statements (Unaudited)

Accounts Receivable

Accounts receivable are customer obligations due under normal trade terms. The Company performs continuing credit evaluations of its customers’ financial condition. If the Company’s actual collection experience changes, and management deems any portion of accounts receivable as uncollectible, establishment and subsequent revisions to an allowance for doubtful accounts may be required. There was no allowance for doubtful accounts recorded by the Company for the periods ended June 30, 2016 and December 31, 2015.

Inventories

Inventories which consist principally of raw materials, work-in-process and finished lenses are stated at the lower of cost or market, on a first-in, first-out basis. Inventory costs include materials, labor and manufacturing overhead. The Company considers the following criteria for their inventory reserve: items that are deemed to have low material usage over the previous two years are reserved at 50%; items that have had no movement during the past twelve months are reserved at 100%.

Property and Equipment

Property and equipment, including leasehold improvements, are recorded at cost. Depreciation and amortization is computed over the estimated useful life or the term of the lease. Maintenance and repair expense is charged to operations as incurred. Major leasehold improvements are capitalized. All property and equipment of the Company are pledged as collateral for their notes payable.

Long-Lived Assets

Long-lived assets such as property, plant, and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to its estimated discounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. No impairment charges were recorded for the six months ending June 30, 2016 and 2015.

Intangible Assets

Customer relationships and product formulations were established as a result of a business combination consummated in fiscal year 2008. They are being amortized on a straight-line basis over the estimated economic life of the assets, or 10 years and were originally valued at $250,000. The Company assesses the recoverability of finite-lived intangible assets in the same manner as for long-lived assets, as described above. The Company did not recognize impairment of intangible assets during the six months ending June 30, 2016 and 2015. Amortization expense recognized on intangible assets was $12,500 for each of the six months ending June 30, 2016 and 2015.

F-26

ISP Optics Corporation

Notes to Consolidated Financial Statements (Unaudited)

Future amortization expense on intangible assets is estimated to be $12,500 for the remainder of fiscal 2016 and $25,000 in the year ending December 31, 2017, and $12,500 in the year ending December 31, 2018.

Income taxes

Income taxes are accounted for under the asset and liability method. Deferred income tax assets and liabilities are computed on the basis of differences between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based upon enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances have been established to reduce deferred tax assets to the amount expected to be realized.

The Company has not recognized a liability for uncertain tax positions. A reconciliation of the beginning and ending amount of unrecognized tax benefits or penalties has not been provided since there has been no unrecognized benefit or penalty. If there were an unrecognized tax benefit or penalty, the Company would recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses.

The Company files U.S. Federal income tax returns, and various states and foreign jurisdictions. The Company’s open tax years subject to examination by the Internal Revenue Service and the New York Department of Revenue generally remain open for three years from the date of filing.

The Company’s cash and cash equivalents totaled approximately $814,000 at June 30, 2016. Of this amount, approximately 24% was held by the Company’s foreign subsidiary in Latvia.

Management Estimates

Management uses estimates and assumptions during the preparation of the Company’s consolidated financial statements that affect amounts reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ from these estimates.

Fair Value of Financial Instruments

The Company accounts for financial instruments in accordance with ASC 820, which provides a framework for measuring fair value and expands required disclosure about fair value measurements of assets and liabilities. ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Inputs other than quoted prices included within Level 1 that are either directly or indirectly observable.

Level 3 - Unobservable inputs that are supported by little or no market activity, therefore requiring an entity to develop its own assumptions about the assumptions that market participants would use in pricing.

F-27

ISP Optics Corporation

Notes to Consolidated Financial Statements (Unaudited)

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of June 30, 2016.

The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and cash equivalents, receivables, accounts payable and accrued liabilities. Fair values were assumed to approximate carrying values for these financial instruments since they are short term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand. The fair value of the Company’s notes payable approximate their carrying value based upon current rates available to the Company.

The Company does not have any financial or non-financial assets or liabilities that would be characterized as Level 2 or Level 3 instruments.

Recent Accounting Pronouncements

There are new accounting pronouncements issued by the Financial Accounting Standards Board (“FASB”). Management does not believe any of these accounting pronouncements will have a material impact on the Company’s financial position or operating results, except as noted below.

Inventory

In July 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-11, Inventory - Simplifying the Measurement of Inventory (“ASU 2015-11”). ASU 2015-11 provides additional guidance regarding the subsequent measurement of inventory by requiring inventory to be measured at the lower of cost and net realizable value. This guidance is effective for fiscal years and interim periods beginning after December 15, 2016. Early adoption is permitted. The Company does not expect the adoption of this guidance will have a material impact on its consolidated financial position, results of operations or cash flows.

Revenue

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (“ASU 2014-09”), which supersedes nearly all existing revenue recognition guidance under U.S. GAAP. The core principle of ASU 2014-09 is to recognize revenues when promised goods or services are transferred to customers in an amount that reflects the consideration to which an entity expects to be entitled for those goods or services. ASU 2014-09 defines a five step process to achieve this core principle and, in doing so, more judgment and estimates may be required within the revenue recognition process than are required under existing U.S. GAAP.

F-28

ISP Optics Corporation

Notes to Consolidated Financial Statements (Unaudited)

The standard is effective for annual periods beginning after December 15, 2018, using either of the following transition methods: (i) a full retrospective approach reflecting the application of the standard in each prior reporting period with the option to elect certain practical expedients, or (ii) a retrospective approach with the cumulative effect of initially adopting ASU 2014-09 recognized at the date of adoption (which includes additional footnote disclosures). The new standard allows for early adoption for annual periods beginning after December 15, 2016. The Company is currently evaluating the impact of its pending adoption of ASU 2014-09 on its financial statements and has not yet determined the method by which it will adopt the standard.

Leases

In February 2016, the FASB issued ASU No. 2016-02, Leases (“ASU 2016-02”). ASU 2016-02 establishes a right-of-use model that requires a lessee to record a ROU asset and a lease liability on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement.

ASU 2016-02 is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available. The Company is currently evaluating the impact of its pending adoption of this new standard on its consolidated financial statements.

Deferred Taxes

In November 2015, the FASB issued ASU 2015-17, Balance Sheet Classification of Deferred Taxes (“ASU 2015-17”), which will eliminate the guidance in Topic 740, Income Taxes, that required an entity to separate deferred tax liabilities and assets between current and noncurrent amounts in a classified balance sheet. Rather, deferred taxes will be presented as noncurrent under the new standard. ASU 2015-17 is effective for fiscal years beginning after December 15, 2017, with early adoption permitted. The Company has adopted the amendments under ASU 2015-17 for the year ended December 31, 2015 and has applied the effects of the amendments retrospectively to the periods presented in the accompanying consolidated financial statements.

3. Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash equivalents and accounts receivable. Cash and cash equivalents are maintained at financial institution and, at times, balances may exceed federally insured limits. The Company places its funds with high credit quality financial institution and does not believe it is exposed to any significant credit risk on cash and cash equivalents.

For the six months ending June 30, 2016, sales to one customer comprised approximately 25% of the Company’s sales to date. For the six months ending June 30, 2015, sales to one customer comprised approximately 23% of the Company’s sales. The loss of these customers, or a significant reduction in sales to any such customer, could adversely affect the Company’s revenues.

The Company purchased an aggregate of approximately 80% of its raw materials from 4 foreign suppliers for each of the six month periods ending June 30, 2016 and 2015.

F-29

ISP Optics Corporation

Notes to Consolidated Financial Statements (Unaudited)

4. Related Party Notes Receivable

During 2012 and 2013, the Company entered into three individual Promissory Notes (“Notes”) aggregating to $110,000 to a company related through common ownership. The Notes bear interest at 3% per annum, with principal and interest payable from time to time, but in no event later than five years from the effective dates of the Notes. No principal has been repaid on the Notes through June 30, 2016, and the principal is being presented as noncurrent on the accompanying consolidated balance sheets.

5. Inventories, net

The components of inventories include the following:

Period Ended	June 30, 2016	December 31, 2015

Raw materials	$81,336	$152,014
Work in process	612,624	449,886
Finished goods	488,670	689,097
Reserve for obsolescence	(255,073)	(255,073)
	$927,557	$1,035,924

6. Property and Equipment, net

Property and equipment consist of the following:

Period Ended	Estimated Life	June 30, 2016	December 31, 2015

Manufacturing equipment	5 years	$5,753,477	$5,282,565
Computer equipment and software	5-7 years	220,994	193,385
Furniture and fixtures	5 years	192,031	194,552
Leasehold improvements	15 years	511,903	340,754

Total property and equipment		6,678,405	6,011,256
Less accumulated depreciation and amortization		(4,434,464)	(3,984,711)
Total property and equipment, net		$2,243,941	$2,026,545

Depreciation and amortization expense related to property and equipment totaled approximately $302,000 and $182,000 for the six months ending June 30, 2016 and 2015, respectively. These amounts are included in cost of goods sold and selling, general and administrative expenses on the accompanying consolidated statements of comprehensive income.

F-30

ISP Optics Corporation

Notes to Consolidated Financial Statements (Unaudited)

7. Defined Contribution Plan

The Company has a 401(k) defined contribution plan (the Plan). Participation in the Plan is available to all employees meeting certain eligibility requirements. The Plan allows employees to contribute the maximum amount allowable under IRS regulations. The Company made contributions to the Plan totaling approximately $36,000 and $28,000 during the six months ending June 30, 2016 and 2015, respectively.

8. Lease Commitments

The Company has operating leases for office space. The Company has entered into a ten year lease agreement for its 13,250 square foot manufacturing and office facility in Irvington, New York (the “NY Lease”). The NY Lease expires June 2020. Monthly rent is approximately $28,700 and is adjusted annually based on the Consumer Price Index.

The Company, through its wholly-owned subsidiary, ISP Optics Latvia, has a lease agreement for its 18,870 square foot manufacturing and office facility in Riga, Latvia (the “Latvia Lease”). The Latvia Lease expires December 2019. Monthly rent is approximately $6,800. There is one three-year extension option exercisable by the Company.

Rent expense totaled approximately $271,000 and $277,000 during the six months ending June 30, 2016 and 2015, respectively.

The approximate future minimum lease payments under operating leases at June 30, 2016 were as follows:

Fiscal Year Ending December 31,

2016 (remaining six months)	$178,000
2017	356,000
2018	356,000
2019	356,000
2020	204,000
Total minimum payments	$1,450,000

F-31

ISP Optics Corporation

Notes to Consolidated Financial Statements (Unaudited)

9. Notes Payable

Notes payable is summarized as follows:

Period Ended	June 30, 2016	December 31, 2015

4.82% revolving note payable to Chase Bank dated February, 2012 in the amount of $497,000. Monthly payments are currently $9,354 which includes interest and principal, payable until maturity date in September, 2017.	$127,020	$179,281

4.90% installment note payable to Webster Bank dated August, 2012 in the amount of $466,000. Monthly payments are $8,496 which includes interest and principal, payable until maturity date in August, 2017.	115,642	163,161

4.11% installment note payable to Chase Bank dated October, 2012 in the amount of $300,000. Monthly payments are $5,548 which includes interest and principal, payable until maturity date in October, 2017.	86,195	117,301

Prime Rate + 1.75% (5.25% at June 30, 2016) line of credit to Chase Bank dated October, 2012 in the amount of $650,000. Interest payable monthly, principal payable from time to time, or on demand.	150,000	—

4.25% installment note payable to Chase Bank dated January, 2014 in the amount of $228,000. Monthly payments are $4,231 which includes interest and principal, payable until maturity date in January, 2019.	123,722	146,150

4.94% installment note payable to Chase Bank dated September, 2015 in the amount of $191,045. Monthly payments are $3,607 which includes interest and principal, payable until maturity date in June, 2020.	162,442	179,748

5.44% installment note payable to Chase Bank dated December, 2015 in the amount of $170,000. Monthly payments are $3,243 which includes interest and principal, payable until maturity date in December, 2020.	154,956	170,000

Several notes payable to certain entities in Riga, Latvia for the financing of equipment by ISP Optics Latvia. The loans were originally for amounts ranging from $18,675 to $358,000. Interest accrues at rates ranging from EURIBOR 3 month + 3.50% to EURIBOR 3 month + 4.70% (3.62% to 4.82% at December 31, 2015). Maturity dates range from January 2016 to August 2020.	263,534	490,062

	1,183,511	1,445,703
Less current maturities	(559,404)	(661,454)
	$624,107	$784,249

F-32

ISP Optics Corporation

Notes to Consolidated Financial Statements (Unaudited)

As of June 30, 2016, the approximate aggregate maturities of notes payable over future fiscal years ended December 31 are as follows:

Year

2016	$421,000
2017	372,000
2018	180,000
2019	132,000
2020	79,000
$1,184,000

10. Other Liabilities

ISP Latvia Noncontrolling Shares Purchases

During fiscal 2013, the majority stockholders of the Company purchased a 5.01% additional equity interest in the Company from one of its noncontrolling stockholders at a purchase price of $111,690, in conjunction with a Share Purchase Agreement (“2013 SPA”). Per the 2013 SPA, the purchase price is to be paid, without interest, over ten years in monthly installments of $933, commencing in October 2013.

During fiscal 2015, the majority stockholders of the Company purchased the remaining 2.01% equity interest in the Company from its noncontrolling stockholder at a purchase price of $44,695, in conjunction with a Share Purchase Agreement (“2015 SPA”). Per the 2015 SPA, the purchase price is to be paid in full no later than July 1, 2016, without interest. No payments were made on the 2015 SPA prior to December 31, 2015, however, the balance was paid in full in May 2016.

The aggregate outstanding payable balance on the 2013 SPA and the 2015 SPA was $72,104 and $122,397 at June 30, 2016 and December 31, 2015, respectively, and are included in other liabilities on the accompanying consolidated balance sheets.

The outstanding liability balance is payable as follows: $5,598 for the remainder of 2016, $11,196 for each of the years 2017 through 2021, and $10,526 in 2022.

Deferred Income – Latvia

Local European Union (“EU”) regulations in Latvia allow the Company’s foreign subsidiary, ISP Optics Latvia (“ISP Latvia”), to finance the purchase of certain equipment through contributions made by the EU. Per EU regulations, ISP Latvia cannot recognize income associated with these contributions immediately, but rather must recognize the income over the same period and utilizing the same methodologies as ISP Latvia utilizes to recognition depreciation on the equipment purchased with the contributions (ten years).

At June 30, 2016 and December 31, 2015, ISP Latvia had total deferred income of approximately $245,000 and $275,000, respectively, of which approximately $35,000 are classified as other liabilities, current portion, respectively, on the accompanying consolidated balance sheets.

F-33

ISP Optics Corporation

Notes to Consolidated Financial Statements (Unaudited)

11. Accumulated Other Comprehensive Loss

Assets and liabilities denominated in non-U.S. currencies are translated at rates of exchange prevailing on the balance sheet date, and revenues and expenses are translated at average rates of exchange for the period. Gains or losses on the translation of the financial statements of a non-U.S. operation, where the functional currency is other than the U.S. dollar, are reflected as a separate component of equity, which was a loss position of approximately $127,000 and $116,400 at June 30, 2016 and December 31, 2015, respectively. The Company, as of June 30, 2016, had approximately $3,871,000 in assets and $2,591,000 in net assets located in Latvia. The Company, as of December 31, 2015, had approximately $3,200,000 in assets and $1,800,000 in net assets located in Latvia.

12. Contingencies

The Company from time to time is involved in various legal actions arising in the normal course of business. Management, after reviewing with legal counsel all of these actions and proceedings, believes that the aggregate losses, if any, will not have a material adverse effect on the Company’s financial position or results of operations.

13. Subsequent Events

The Company has evaluated events and transactions occurring subsequent to June 30, 2016, as of September 9, 2016, which is the date the financial statements were available to be issued. Subsequent events occurring after September 9, 2016 have not been evaluated by management.

F-34

Tel:	407-841-6930	201 South Orange Ave., Suite 800
Fax:	407-841-6347	Orlando, FL 32801
www.bdo.com

Independent Auditor’s Report

Management

ISP Optics Corporation

Irvington, New York

We have audited the accompanying consolidated financial statements of ISP Optics Corporation and its subsidiary, which comprise the consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of comprehensive income, changes in stockholders’ equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We did not audit the financial statements of the foreign subsidiary, which statements reflect total assets of $3,191,309 and $2,390,651 at December 31, 2015 and 2014, respectively, and total revenues (net of intercompany revenues) of $2,428,300 and $1,571,769 for the years then ended. Those statements were audited by other auditors, whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for such subsidiary, is based solely on the report of the other auditors. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

BDO USA, LLP, a Delaware limited liability partnership, is the U.S. member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

BDO is the brand name for the BDO network and for each of the BDO Member Firms.

F-35

Opinion

In our opinion, based on our audits and the report of the other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of ISP Optics Corporation and its subsidiary as of December 31, 2015 and 2014, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

BDO USA, LLP

June 28, 2016

F-36

ISP Optics Corporation

Consolidated Balance Sheets

December 31,	2015	2014

Assets

Current assets:
Cash and cash equivalents	$934,893	$51,224
Accounts receivable	1,473,989	897,831
Inventories, net	1,035,924	1,091,011
Other current assets	90,131	26,259
Total current assets	3,534,937	2,066,325
Property and equipment, net	2,026,545	1,793,907

Other noncurrent assets:
Intangible assets, net	62,500	87,500
Related party notes receivable	110,000	110,000
Deposits	47,601	44,999
Deferred tax asset, net	—	103,200
Total noncurrent assets	2,246,646	2,139,606
Total Assets	$5,781,583	$4,205,931

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$494,031	$833,438
Accrued expenses	663,667	268,544
Other liabilities, current portion	90,653	24,412
Income taxes payable	88,896	9,382
Notes payable, current portion	661,454	731,275
Total current liabilities	1,998,701	1,867,051

Noncurrent liabilities:
Other liabilities, less current portion	271,742	226,857
Deferred tax liability, net	28,800	—
Notes payable, less current portion	784,249	760,944
Total noncurrent liabilities	1,084,791	987,801
Total liabilities	3,083,492	2,854,852

Commitments and contingencies (Note 2, 8 and 10)

Stockholders’ Equity
Common stock – no par, 200 shares authorized, 20 shares issued and outstanding	—	—
Additional paid-in capital	—	500
Retained earnings	2,814,524	1,353,147
Accumulated other comprehensive (loss)	(116,433)	(14,793)

Total ISP Optics Corporation equity	2,698,091	1,338,854

Noncontrolling interest	—	12,225
Total stockholders’ equity	2,698,091	1,351,079
Total Liabilities and Stockholders’ Equity	$5,781,583	$4,205,931

See accompanying notes to consolidated financial statements and independent auditor’s report.

F-37

ISP Optics Corporation

Consolidated Statements of Comprehensive Income

Year Ended December 31,	2015	2014

Sales, net	$12,115,138	$10,331,745
Cost of goods sold	7,620,098	7,362,592
Gross profit	4,495,040	2,969,153

Selling, general and administrative expenses:
Compensation	1,696,493	1,643,484
Rent and occupancy	199,804	202,380
Office expense and supplies	91,721	59,364
Professional fees and commissions	296,459	258,384
Travel and entertainment	149,730	163,977
Financial expenses	43,557	42,208
Advertising and subscriptions	57,543	109,782
General expenses	72,568	102,160
Postage and freight	38,234	67,638
Depreciation and amortization	65,642	71,132
Total selling, general and administrative expenses	2,711,751	2,720,509

Operating income	1,783,289	248,644

Other income (expense):
Interest expense	(62,136)	(78,084)
Other income	77,794	19,577

Total other income (expense), net	15,658	(58,507)

Net income before income taxes	1,798,947	190,137
Income tax expense	305,600	(51,600)

Net income before noncontrolling interest	1,493,347	241,737
Net income attributable to the noncontrolling interest	23,469	1,606

Net income attributable to ISP Optics Corporation	1,469,878	240,131
Foreign currency translation adjustment	(101,640)	26,074
Comprehensive income attributable to ISP Optics Corporation	$1,368,238	$266,205

See accompanying notes to consolidated financial statements and independent auditor’s report.

F-38

ISP Optics Corporation

Consolidated Statements of Stockholders’ Equity

	Class A Common Stock		Additional Paid-In	Retained	Accumulated Other Comprehensive	Noncontrolling	Total Stockholders’
	Shares	Amount	Capital	Earnings	Income (Loss)	Interest	Equity

Balance, January 1, 2014	20	$—	$500	$1,113,016	$(40,867)	$10,619	$1,083,268

Foreign currency translation adjustment	—	—	—	—	26,074	—	26,074

Net income	—	—	—	240,131	—	1,606	241,737

Balance, December 31, 2014	20	—	500	1,353,147	(14,793)	12,225	1,351,079

Foreign currency translation adjustment	—	—	—	—	(101,640)	—	(101,640)

Net income	—	—	—	1,469,878	—	23,469	1,493,347

Purchase of noncontrolling interest in subsidiary	—	—	(500)	(8,501)	—	(35,694)	(44,695)
Balance, December 31, 2015	20	$—	$—	$2,814,524	$(116,433)	$—	$2,698,091

See accompanying notes to consolidated financial statements and independent auditor’s report.

F-39

ISP Optics Corporation

Consolidated Statements of Cash Flows

Year Ended December 31,	2015	2014

Cash flows from operating activities:
Net income	$1,493,347	$241,737
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization on property and equipment	475,788	456,049
Amortization of intangible assets	25,000	25,000
Deferred taxes	132,000	(75,600)
Changes in operating assets and liabilities:
Accounts receivable	(576,158)	4,252
Inventories	55,087	(17,949)
Other current assets	(63,872)	(24,259)
Accounts payable	(339,407)	414,408
Accrued expenses	395,123	(23,395)
Income taxes payable	79,514	9,382
Net cash provided by operating activities	1,676,422	1,009,625

Cash flows from investing activities:
Increase in deposits	(2,602)	(708)
Increase (decrease) in other liabilities	66,431	(207,859)
Purchase of property and equipment	(744,000)	(602,967)
Net cash used for investing activities	(680,171)	(811,534)

Cash flows from financing activities:
Borrowings under notes payable	719,045	228,024
Payments under notes payable	(765,561)	(509,208)
Net cash used for financing activities	(46,516)	(281,184)

Effect of exchange rate changes on cash	(66,066)	14,601

Increase (decrease) in cash and cash equivalents	883,669	(68,492)

Cash and cash equivalents, beginning of year	51,224	119,716
Cash and cash equivalents, end of year	$934,893	$51,224

Supplemental disclosure of cash flow information:
Interest paid	$61,885	$78,084
Income taxes paid	$107,100	$23,183

Supplemental disclosure of non-cash investing activities:
Purchase of noncontrolling interest in exchange for payable	$44,695	$—

See accompanying notes to consolidated financial statements and independent auditor’s report.

F-40

ISP Optics Corporation

Notes to Consolidated Financial Statements

1. Organization and Business Activity

ISP Optics Corporation was incorporated in the State of New York in April, 1993. The Company’s principal business activity is the manufacturing of optical materials, high precision optical components and infrared lens assemblies. ISP Optics Corporation also operates under the registered trademark “ISP Optics.”

2. Summary of Significant Accounting Policies

Principles of Consolidation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and include the accounts of ISP Optics Corporation and its subsidiary, ISP Optics Latvia (collectively, the “Company”).

The Company records equity interests held by others in ISP Optics Latvia as a noncontrolling interest. Earnings of the noncontrolling interest are charged against the income of the Company and losses are recognized to the extent of prior earnings and capital contributions.

During the year ended December 31, 2014 and through December 17, 2015, ISP Optics Corporation owned approximately 98% of ISP Optics Latvia. Effective December 18, 2015 ISP Optics Corporation purchased the remaining noncontrolling interest of ISP Optics Latvia at a purchase price of $44,695, at which time ISP Optics Latvia became a wholly-owned subsidiary. The excess of the purchase price over the balance in the noncontrolling interest account at the date of purchase was recorded as a reduction of additional paid-in capital until fully derecognized with the remainder recorded as a reduction in retained earnings. All intercompany transactions and balances have been eliminated upon consolidation.

Foreign Currency Translation

Assets and liabilities of the Company’s foreign subsidiary are translated at period end exchange rates and related revenues and expenses are translated at average exchange rates in effect during the reporting periods. Resulting translation adjustments are recorded as a component of accumulated other comprehensive income (loss) in stockholders’ equity. Foreign currency transaction gains and losses are recorded in other income (expense) on the consolidated statements of comprehensive income.

Revenue

Revenue is recognized from product sales when products are shipped to the customer and title has changed hands, provided that the Company has received a valid purchase order, the price is fixed, title has transferred, collection of the associated receivable is reasonably assured, and there are no remaining significant obligations. Revenues are presented net of returns and discounts.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and highly liquid investments with maturities of three months or less from date of purchase.

F-41

ISP Optics Corporation

Notes to Consolidated Financial Statements

Accounts Receivable

Accounts receivable are customer obligations due under normal trade terms. The Company performs continuing credit evaluations of its customers’ financial condition. If the Company’s actual collection experience changes, and management deems any portion of accounts receivable as uncollectible, establishment and subsequent revisions to an allowance for doubtful accounts may be required. There was no allowance for doubtful accounts recorded by the Company for the years ended December 31, 2014 and 2015.

Inventories

Inventories which consist principally of raw materials, work-in-process and finished lenses are stated at the lower of cost or market, on a first-in, first-out basis. Inventory costs include materials, labor and manufacturing overhead. The Company considers the following criteria for their inventory reserve: items that are deemed to have low material usage over the previous two years are reserved at 50%; items that have had no movement during the past twelve months are reserved at 100%.

Property and Equipment

Property and equipment are recorded at cost. Depreciation and amortization is computed over the estimated useful life or the term of the lease. Maintenance and repair expense is charged to operations as incurred. Major improvements are capitalized. All property and equipment of the Company are pledged as collateral for their notes payable.

Long-Lived Assets

Long-lived assets such as property, plant, and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to its estimated discounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. No impairment charges were recorded for the years ended December 31, 2015 and 2014. Assets to be disposed of would be separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and are no longer depreciated. The assets and liabilities of a disposed group classified as held for sale would be presented separately in the appropriate asset and liability sections of the balance sheet.

Intangible Assets

Customer relationships and product formulations were established as a result of a business combination consummated in fiscal year 2008. They are being amortized on a straight-line basis over the estimated economic life of the assets, or 10 years and were originally valued at $250,000. The Company assesses the recoverability of finite-lived intangible assets in the same manner as for long-lived assets, as described above. The Company did not recognize impairment of intangible assets during the years ended December 31, 2014 and 2015. Amortization expense recognized on intangible assets was $25,000 for each of the years ended December 31, 2015 and 2014.

F-42

ISP Optics Corporation

Notes to Consolidated Financial Statements

Future amortization expense on intangible assets is estimated to be $25,000 in each of the years ending December 31, 2016 and 2017, and $12,500 in the year ending December 31, 2018.

Research and Development

Research and development costs are expensed as incurred.

Income taxes

Income taxes are accounted for under the asset and liability method. Deferred income tax assets and liabilities are computed on the basis of differences between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based upon enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances have been established to reduce deferred tax assets to the amount expected to be realized.

The Company has not recognized a liability for uncertain tax positions. A reconciliation of the beginning and ending amount of unrecognized tax benefits or penalties has not been provided since there has been no unrecognized benefit or penalty. If there were an unrecognized tax benefit or penalty, the Company would recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses.

The Company files U.S. Federal income tax returns, and various states and foreign jurisdictions. The Company’s open tax years subject to examination by the Internal Revenue Service and the New York Department of Revenue generally remain open for three years from the date of filing.

The Company’s cash and cash equivalents totaled approximately $935,000 at December 31, 2015. Of this amount, approximately 35% was held by the Company’s foreign subsidiary in Latvia.

Management Estimates

Management uses estimates and assumptions during the preparation of the Company’s consolidated financial statements that affect amounts reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ from these estimates.

Fair Value of Financial Instruments

The Company accounts for financial instruments in accordance with ASC 820, which provides a framework for measuring fair value and expands required disclosure about fair value measurements of assets and liabilities. ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

F-43

ISP Optics Corporation

Notes to Consolidated Financial Statements

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Inputs other than quoted prices included within Level 1 that are either directly or indirectly observable.

Level 3 - Unobservable inputs that are supported by little or no market activity, therefore requiring an entity to develop its own assumptions about the assumptions that market participants would use in pricing.

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2015.

The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and cash equivalents, receivables, accounts payable and accrued liabilities. Fair values were assumed to approximate carrying values for these financial instruments since they are short term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand. The fair value of the Company’s notes payable approximate their carrying value based upon current rates available to the Company.

The Company does not have any other financial or non-financial assets or liabilities that would be characterized as Level 2 or Level 3 instruments.

Recent Accounting Pronouncements

There are new accounting pronouncements issued by the Financial Accounting Standards Board (“FASB”). Management does not believe any of these accounting pronouncements will have a material impact on the Company’s financial position or operating results, except as noted below.

Inventory

In July 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-11, Inventory - Simplifying the Measurement of Inventory (“ASU 2015-11”). ASU 2015-11 provides additional guidance regarding the subsequent measurement of inventory by requiring inventory to be measured at the lower of cost and net realizable value. This guidance is effective for fiscal years and interim periods beginning after December 15, 2016. Early adoption is permitted. The Company does not expect the adoption of this guidance will have a material impact on its consolidated financial position, results of operations or cash flows.

Revenue

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (“ASU 2014-09”), which supersedes nearly all existing revenue recognition guidance under U.S. GAAP. The core principle of ASU 2014-09 is to recognize revenues when promised goods or services are transferred to customers in an amount that reflects the consideration to which an entity expects to be entitled for those goods or services. ASU 2014-09 defines a five step process to achieve this core principle and, in doing so, more judgment and estimates may be required within the revenue recognition process than are required under existing U.S. GAAP.

F-44

ISP Optics Corporation

Notes to Consolidated Financial Statements

The standard is effective for annual periods beginning after December 15, 2018, using either of the following transition methods: (i) a full retrospective approach reflecting the application of the standard in each prior reporting period with the option to elect certain practical expedients, or (ii) a retrospective approach with the cumulative effect of initially adopting ASU 2014-09 recognized at the date of adoption (which includes additional footnote disclosures). The new standard allows for early adoption for annual periods beginning after December 15, 2016. The Company is currently evaluating the impact of its pending adoption of ASU 2014-09 on its financial statements and has not yet determined the method by which it will adopt the standard.

Leases

In February 2016, the FASB issued ASU No. 2016-02, Leases (“ASU 2016-02”). ASU 2016-02 establishes a right-of-use model that requires a lessee to record a ROU asset and a lease liability on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement.

ASU 2016-02 is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available. The Company is currently evaluating the impact of its pending adoption of this new standard on its consolidated financial statements.

Deferred Taxes

In November 2015, the FASB issued ASU 2015-17, Balance Sheet Classification of Deferred Taxes (“ASU 2015-17”), which will eliminate the guidance in Topic 740, Income Taxes, that required an entity to separate deferred tax liabilities and assets between current and noncurrent amounts in a classified balance sheet. Rather, deferred taxes will be presented as noncurrent under the new standard. ASU 2015-17 is effective for fiscal years beginning after December 15, 2017, with early adoption permitted. The Company has adopted the amendments under ASU 2015-17 for the year ended December 31, 2015 and has applied the effects of the amendments retrospectively to the periods presented in the accompanying consolidated financial statements.

3. Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. Cash and cash equivalents are maintained at financial institution and, at times, balances may exceed federally insured limits. The Company places its funds with high credit quality financial institution and does not believe it is exposed to any significant credit risk on cash and cash equivalents.

For the year ending December 31, 2015, sales to one customer comprised approximately 23% of the Company’s annual sales. For the year ending December 31, 2014, sales to one customer comprised approximately 18% of the Company’s annual sales. The loss of these customers, or a significant reduction in sales to any such customer, could adversely affect the Company’s revenues.

F-45

ISP Optics Corporation

Notes to Consolidated Financial Statements

The Company purchased an aggregate of approximately 76% and 69% of its raw materials from 4 foreign suppliers for the years ending December 31, 2015 and 2014, respectively.

4. Related Party Notes Receivable

During 2012 and 2013, the Company entered into three individual Promissory Notes (“Notes”) aggregating to $110,000 to a company related through common ownership. The Notes bear interest at 3% per annum, with principal and interest payable from time to time, but in no event later than five years from the effective dates of the Notes. No principal has been repaid on the Notes through December 31, 2015, and the principal is being presented as noncurrent on the accompanying consolidated balance sheets.

5. Inventories, net

The components of inventories include the following:

December 31,	2015	2014

Raw materials	$152,014	$221,147
Work in process	449,886	449,528
Finished goods	689,097	650,104
Reserve for obsolescence	(255,073)	(229,768)
	$1,035,924	$1,091,011

6. Property and Equipment, net

Property and equipment consist of the following:

December 31,	Estimated Life	2015	2014

Manufacturing equipment	5 years	$5,282,565	$5,735,070
Computer equipment and software	5-7 years	193,385	157,771
Furniture and fixtures	5 years	194,552	203,593
Leasehold improvements	15 years	340,754	382,907

Total property and equipment		6,011,256	6,479,341
Less accumulated depreciation and amortization		(3,984,711)	(4,685,434)
Total property and equipment, net		$2,026,545	$1,793,907

Depreciation and amortization expense related to property and equipment totaled approximately $476,000 and $456,000 for the years ended December 31, 2015 and 2014, respectively. These amounts are included in cost of goods sold and selling, general and administrative expenses on the accompanying consolidated statements of comprehensive income.

F-46

ISP Optics Corporation

Notes to Consolidated Financial Statements

7. Income Taxes

Income tax expense (benefit) consists of the following:

December 31,	2015	2014

Current:
Federal	$87,400	$24,000
Foreign	86,300	—
	173,700	24,000

Deferred:
Federal	132,300	15,100
State	(13,100)	(107,200)
Foreign	12,700	16,500
	131,900	(75,600)
Total income tax expense (benefit)	$305,600	$(51,600)

Deferred income taxes arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred tax assets are recorded to reflect deductible temporary differences and operating loss carry forwards while deferred tax liabilities are recorded to reflect taxable temporary differences. The principal temporary differences between financial statement net earnings and tax basis net earnings which result in deferred taxes are accelerated tax depreciation and amortization, and reserves not currently deductible for income tax purposes.

The utilization of tax credit carry forwards is dependent upon the Company’s ability to generate sufficient taxable income during the carry forward period. The Company has not provided a valuation allowance as utilization of the deferred tax assets is expected to be fully realized in the future.

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities are as follows at December 31:

December 31,	2015	2014

Deferred tax assets:
Intangible assets	$23,500	$20,400
Inventory	96,000	86,500
Tax credits	136,000	108,800
Total deferred tax assets	255,500	215,700

Deferred tax liabilities:
Depreciation	(284,300)	(112,500)
Net deferred tax asset (liability)	$(28,800)	$103,200

F-47

ISP Optics Corporation

Notes to Consolidated Financial Statements

In assessing the potential future recognition of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment.

8. Defined Contribution Plan

The Company has a 401(k) defined contribution plan (the Plan). Participation in the Plan is available to all employees meeting certain eligibility requirements. The Plan allows employees to contribute the maximum amount allowable under IRS regulations. The Company made contributions to the Plan totaling approximately $55,000 and $53,000 during the years ended December 31, 2015 and 2014, respectively.

9. Lease Commitments

The Company has operating leases for office space. The Company has entered into a ten year lease agreement for its 13,250 square foot manufacturing and office facility in Irvington, New York (the “NY Lease”). The NY Lease expires June 2020. Monthly rent is approximately $28,700 and is adjusted annually based on the Consumer Price Index.

The Company, through its wholly-owned subsidiary, ISP Optics Latvia, has a lease agreement for its 18,870 square foot manufacturing and office facility in Riga, Latvia (the “Latvia Lease”). The Latvia Lease expires December 2019. Monthly rent is approximately $6,800. There is one three-year extension option exercisable by the Company.

Rent expense totaled approximately $200,000 and $202,000 during the years ended December 31, 2015 and 2014, respectively.

The approximate future minimum lease payments under operating leases at December 31, 2015 were as follows:

Fiscal Year Ending December 31,

2016	$356,000
2017	356,000
2018	356,000
2019	356,000
2020	204,000
Total minimum payments	$1,628,000

F-48

ISP Optics Corporation

Notes to Consolidated Financial Statements

10. Notes Payable

Notes payable is summarized as follows:

December 31,	2015	2014

3.75% draw loan to Chase Bank dated September, 2009 in the amount of $440,000. Monthly payments are $7,334 which includes interest and principal, payable until maturity date in September, 2015.	$—	$64,532

4.82% revolving note payable to Chase Bank dated February, 2012 in the amount of $497,000. Monthly payments are currently $9,354 which includes interest and principal, payable until maturity date in September, 2017.	179,281	280,080

4.90% installment note payable to Webster Bank dated August, 2012 in the amount of $466,000. Monthly payments are $8,496 which includes interest and principal, payable until maturity date in August, 2017.	163,161	254,873

4.11% installment note payable to Chase Bank dated October, 2012 in the amount of $300,000. Monthly payments are $5,548 which includes interest and principal, payable until maturity date in October, 2017.	117,301	177,617

Prime Rate + 1.75% line of credit to Chase Bank dated October, 2012 in the amount of $50,000. Interest payable monthly, principal payable from time to time, or on demand. Principal was paid in full during 2015 and the facility was terminated.	—	50,000

4.25% installment note payable to Chase Bank dated January, 2014 in the amount of $228,000. Monthly payments are $4,231 which includes interest and principal, payable until maturity date in January, 2019.	146,150	189,602

4.94% installment note payable to Chase Bank dated September, 2015 in the amount of $191,045. Monthly payments are $3,607 which includes interest and principal, payable until maturity date in June, 2020.	179,748	—

5.44% installment note payable to Chase Bank dated December, 2015 in the amount of $170,000. Monthly payments are $3,243 which includes interest and principal, payable until maturity date in December, 2020.	170,000	—

Several notes payable to certain entities in Riga, Latvia for the financing of equipment by ISP Optics Latvia. The loans were originally for amounts ranging from $18,675 to $358,000. Interest accrues at rates ranging from EURIBOR 3 month + 3.50% to EURIBOR 3 month + 4.70% (3.62% to 4.82% at December 31, 2015). Maturity dates range from January 2016 to August 2020.	490,062	475,515

	1,445,703	1,492,219
Less current maturities	(661,454)	(731,275)
	$784,249	$760,944

F-49

ISP Optics Corporation

Notes to Consolidated Financial Statements

The aggregate maturities of notes payable over future fiscal years ended December 31 are as follows:

Year

2016	$661,454
2017	371,954
2018	179,740
2019	131,500
2020	101,055
$1,445,703

11. Other Liabilities

ISP Latvia Noncontrolling Shares Purchases

During fiscal 2013, the majority stockholders of the Company purchased a 5.01% additional equity interest in the Company from one of its noncontrolling stockholders at a purchase price of $111,690, in conjunction with a Share Purchase Agreement (“2013 SPA”). Per the 2013 SPA, the purchase price is to be paid, without interest, over ten years in monthly installments of $933, commencing in October 2013.

During fiscal 2015, the majority stockholders of the Company purchased the remaining 2.01% equity interest in the Company from its noncontrolling stockholder at a purchase price of $44,695, in conjunction with a Share Purchase Agreement (“2015 SPA”). Per the 2015 SPA, the purchase price is to be paid in full no later than July 1, 2016, without interest. No payments were made on the 2015 SPA prior to December 31, 2015, however, the balance was paid in full subsequent to December 31, 2015.

The aggregate outstanding payable balance on the 2013 SPA and the 2015 SPA was $122,397 and $97,965 at December 31, 2015 and 2014, respectively, and are included in other liabilities on the accompanying consolidated balance sheets.

F-50

ISP Optics Corporation

Notes to Consolidated Financial Statements

The outstanding liability balance is payable as follows: $55,891 in 2016, $11,196 for each of the years 2017 through 2021, and $10,526 in 2022.

Deferred Income – Latvia

Local European Union (“EU”) regulations in Latvia allow the Company’s foreign subsidiary, ISP Optics Latvia (“ISP Latvia”), to finance the purchase of certain equipment through contributions made by the EU. Per EU regulations, ISP Latvia cannot recognize income associated with these contributions immediately, but rather must recognize the income over the same period and utilizing the same methodologies as ISP Latvia utilizes to recognition depreciation on the equipment purchased with the contributions (ten years).

At December 31, 2015 and 2014, ISP Latvia had total deferred income of approximately $275,000 and $166,000, respectively, of which approximately $35,000 and $13,000 are classified as other liabilities, current portion, respectively, on the accompanying consolidated balance sheets.

12. Accumulated Other Comprehensive Income

Assets and liabilities denominated in non-U.S. currencies are translated at rates of exchange prevailing on the balance sheet date, and revenues and expenses are translated at average rates of exchange for the period. Gains or losses on the translation of the financial statements of a non-U.S. operation, where the functional currency is other than the U.S. dollar, are reflected as a separate component of equity, which was a loss position of approximately $116,400 and $14,800 at December 31, 2015 and 2014, respectively. The Company, as of December 31, 2015, had approximately $3,200,000 in assets and $1,800,000 in net assets located in Latvia. The Company, as of December 31, 2014, had approximately $2,400,000 in assets and $800,000 in net assets located in Latvia.

13. Contingencies

The Company from time to time is involved in various legal actions arising in the normal course of business. Management, after reviewing with legal counsel all of these actions and proceedings, believes that the aggregate losses, if any, will not have a material adverse effect on the Company’s financial position or results of operations.

14. Subsequent Events

The Company has evaluated events and transactions occurring subsequent to December 31, 2015 as of June 28, 2016, which is the date the financial statements were available to be issued. Subsequent events occurring after June 28, 2016 have not been evaluated by management.

F-51

ANNEX A

STOCK PURCHASE AGREEMENT

LightPath Technologies, Inc.

Annex A

STOCK PURCHASE AGREEMENT

by and among

ISP OPTICS CORPORATION,

The Stockholders of ISP OPTICS CORPORATION

set forth on the Stockholder Signature Page hereto,

AND

LIGHTPATH TECHNOLOGIES, INC.

Dated August 3, 2016

4.14	Employee and Labor Relations	21
4.15	Employee Plans	22
4.16	Government Contracts	23
4.17	Export Control Matters; Trade Regulations	24
4.18	Affiliate Transactions	24
4.19	Insurance	25
4.20	Contracts	25
4.21	Broker Fees	26
4.22	Inventory	26
4.23	Product Warranties	26
4.24	Accounts Receivable	27
4.25	Disclaimer of the Acquired Companies	27

Article V COVENANTS AND OTHER AGREEMENTS		27

5.1	Conduct of Business	27
5.2	No Solicitation	29
5.3	Access	30
5.4	Notification of Certain Matters	30
5.5	Efforts; Regulatory Approvals	30
5.6	Financial Statements	32
5.7	Transition	32
5.8	Noncompetition and Nonsolicitation	32
5.9	Release	33
5.10	Financing Matters	33
5.11	Disclosure Schedule Updates	34
5.12	Public Announcements; Confidentiality	34
5.13	Litigation Support	35
5.14	Employee Matters	35
5.15	Record Retention	36
5.16	Indemnification of Directors and Officers; Insurance	36
5.17	Acknowledgement of Personal Property	38
5.18	Tax Matters	38
5.19	Further Assurances	42

Article VI CONDITIONS TO CLOSING; TERMINATION		42

6.1	Conditions to Each Party’s Obligations	42
6.2	Conditions to Obligation of the Sellers	42
6.3	Conditions to Obligation of Buyer	43
6.4	Frustration of Closing Conditions	44
6.5	Termination	44
6.6	Effect of Termination	45
6.7	Notice of Termination	45

Article VII INDEMNIFICATIONS; SURVIVAL		45

7.1	Indemnification by Sellers	45
7.2	Indemnification by Buyer	46
7.3	Losses Net of Insurance, Etc.	47

ii

7.4	Termination of Indemnification	49
7.5	Procedures Relating to Indemnification	49
7.6	Survival of Representations and Warranties	50
7.7	Tax Treatment of Indemnification Payments	51

Article VIII DEFINITIONS		51

Article IX MISCELLANEOUS		60

9.1	Expenses	60
9.2	Governing Law	60
9.3	Jurisdiction; Service of Process	60
9.4	Waiver of Jury Trial	61
9.5	Attorneys’ Fees	61
9.6	Waiver; Remedies Cumulative	61
9.7	Notices	61
9.8	Assignment	63
9.9	No Third-Party Beneficiaries	63
9.10	Amendments	63
9.11	Disclosure Schedules	63
9.12	Non-Recourse	63
9.13	Construction	64
9.14	Entire Agreement	64
9.15	Severability	64
9.16	Mutual Drafting	64
9.17	Counterparts; Facsimile	64

EXHIBITS

Exhibit A	Form of Buyer Note

SCHEDULES

Schedule 1.4(b)	Seller Payments
Schedule 1.5(a)	Net Working Capital Methodology
Schedule 1.9(h)	Required Approvals and Consents
Schedule 5.17	List of Seller Personal Property
Schedule 8	Permitted Liens

Buyer Disclosure Schedule

Seller Disclosure Schedule

Company Disclosure Schedule

iii

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (the “Agreement”) is made as of August 3, 2016, by and among LIGHTPATH TECHNOLOGIES, INC., a Delaware corporation (“Buyer”), ISP OPTICS CORPORATION, a New York corporation (the “Company”), and the stockholders of the Company listed on the Sellers signature page attached hereto (each a “Seller” and collectively the “Sellers”). Buyer, the Company and the Sellers are sometimes referred to individually as a “Party” and collectively as the “Parties.” Certain capitalized terms that are used herein are defined in ARTICLE VIII below.

WHEREAS, as of the date hereof, the Sellers collectively own 100% of the issued and outstanding shares of the Common Stock (as defined below) of the Company; and

WHEREAS, the Parties desire that, subject to the terms and conditions of this Agreement, in exchange for the consideration set forth herein, Buyer shall purchase from the Sellers 100% of the issued and outstanding shares of the Common Stock (the “Purchased Shares”).

NOW, THEREFORE, in consideration of the premises and the mutual promises made herein, and in consideration of the representations, warranties, covenants and agreements herein contained, intending to be legally bound, the Parties hereby agree as follows:

Article I
THE CLOSING; PURCHASE AND SALE OF STOCK

1.1

Purchase of Purchased Shares. At the Closing, subject to the terms and conditions of this Agreement, Buyer shall purchase and accept from the Sellers and the Sellers shall sell, transfer and deliver to Buyer, the Purchased Shares, in exchange for the Purchase Price as provided in Section 1.2 and Section 1.4.

1.2

Consideration. The aggregate consideration for the Purchased Shares pursuant to the Transactions (the “Purchase Price”) shall be the sum of Eighteen Million Dollars ($18,000,000) to be paid in a combination of cash and a Buyer Note (as defined below), as follows:

(a)

A cash payment to the Sellers in an amount of not less than Twelve Million Dollars ($12,000,000) (the “Cash Amount”), as adjusted pursuant to Section 1.4 through Section 1.7 (the “Closing Payment”), to be paid by Buyer as described in Section 1.4; and

(b)

An issuance to the Sellers of a promissory note in the aggregate principal amount equal to the Purchase Price less the Cash Amount, but in no event less than Three Million Dollars ($3,000,000), and in the form attached hereto as Exhibit A (the “Buyer Note”).

1.3

Closing. The closing of the Transactions (collectively, the “Closing”) shall take place at the offices of Blank Rome LLP, The Chrysler Building, 405 Lexington Avenue, New York, NY 10174 (or at such other location as the Parties may agree or via the electronic exchange of execution versions of this Agreement and the Transaction Documents and the signature pages thereto via email by .pdf) on a date and time to be mutually agreed upon by Buyer and the Sellers, not later than five (5) Business Days following the satisfaction (or written waiver) of the conditions set forth in ARTICLE VI, or at such other date or time as the Parties may agree in writing. The date and time of the closing are referred to as the “Closing Date.”

1

1.4

Payment of the Purchase Price. At the Closing:

(a)

Buyer shall pay, or cause to be paid, on behalf of the Sellers and the Acquired Companies, the Closing Costs and the Estimated Closing Debt by wire transfer of immediately available funds as directed by the Acquired Companies or such third parties at or prior to the Closing;

(b)

Buyer shall pay the Closing Payment, (i) less the total dollar amount of the payments described in Section 1.4(a), and (ii) plus or minus (without duplication of the amounts contemplated by the immediately preceding clause (i)) the adjustments contemplated in Sections 1.5 through 1.7, to the respective Sellers, in accordance with their Pro Rata Shares and in such amounts set forth next to each Seller’s name on Schedule 1.4(b) attached hereto, by wire transfer of immediately available funds pursuant to written instructions delivered to Buyer prior to the Closing; and

(c)

Buyer shall issue to the Sellers the Buyer Note, dated as of the Closing Date.

1.5

Net Working Capital Adjustment. The Closing Payment shall be adjusted (such adjustment may be positive or negative), if at all, on a dollar-for-dollar basis to the extent that the Net Working Capital is greater than or less than the Target Net Working Capital as set forth below:

(a)

Within ten (10) Business Days prior to the Closing, but in no event less than three (3) Business Days prior to the Closing, the Sellers shall (or shall cause the Acquired Companies’ accountants to) prepare and deliver to Buyer a certificate that contains a good faith and reasonable best estimate of the Net Working Capital as of 11:59 p.m. Eastern Standard Time (“EST”) on the Closing Date (the “Estimated Net Working Capital”), which Estimated Net Working Capital shall be prepared in accordance with GAAP using the same accounting methods, standards, policies, practices, classifications, estimation methodologies, assumptions and procedures as were used to prepare the Financial Statements and as set forth on Schedule 1.5(a). If the Estimated Net Working Capital exceeds the Target Net Working Capital Ceiling, then the Closing Payment payable to the Sellers at the Closing pursuant to Section 1.2 and Section 1.4 shall be increased by an amount equal to the amount by which the Estimated Net Working Capital exceeds the Target Net Working Capital Ceiling. If the Estimated Net Working Capital is less than the Target Net Working Capital Floor, then the Closing Payment payable to the Sellers at the Closing pursuant to Section 1.2 and Section 1.4 shall be reduced by an amount equal to the amount by which the Target Net Working Capital Floor exceeds the Estimated Net Working Capital. If the Estimated Net Working Capital is equal to or greater than the Target Net Working Capital Floor and equal to or less than the Target Net Working Capital Ceiling, then no adjustments shall be made pursuant to this Section 1.5(a).

2

(b)

Buyer shall prepare and deliver to the Sellers within ninety (90) days after the Closing Date an unaudited consolidated balance sheet of the Acquired Companies as of 11:59 p.m. EST on the Closing Date (as adjusted, if at all, pursuant to Section 1.5(c) and Section 1.5(d), the “Closing Balance Sheet”), which shall also set forth a calculation of Net Working Capital determined from the Closing Balance Sheet (the “Net Working Capital Calculation”) and the amount, if any, by which the Net Working Capital so determined is less than or greater than the Estimated Net Working Capital (the “Adjustment Calculation”). The Closing Balance Sheet, the Net Working Capital Calculation and the Adjustment Calculation shall be prepared in accordance with GAAP using the same accounting methods, standards, policies, practices, classifications, estimation methodologies, assumptions and procedures as were used by the Acquired Companies to prepare the Financial Statements and as set forth on Schedule 1.5(a).

(c)

On or prior to the twenty-fifth (25th) day following Buyer’s delivery of the Closing Balance Sheet, the Net Working Capital Calculation and the Adjustment Calculation, the Sellers may give Buyer a written notice stating in reasonable detail the Sellers’ objections (an “Objection Notice”) to the Closing Balance Sheet or the determination of the Net Working Capital Calculation or the Adjustment Calculation. Any Objection Notice shall specify in reasonable detail the dollar amount of any objection and the reasonable basis therefore. Any determination set forth on the Closing Balance Sheet, the Net Working Capital Calculation or the Adjustment Calculation that is not specifically objected to in the Objection Notice shall be deemed acceptable and shall be final and binding upon the Parties upon delivery of the Objection Notice. If the Sellers do not give Buyer an Objection Notice within such twenty-five (25) day period, then the Closing Balance Sheet, the Net Working Capital Calculation and the Adjustment Calculation will be conclusive and binding upon the Parties and the Net Working Capital Calculation and the Adjustment Calculation set forth with the Closing Balance Sheet will constitute the Net Working Capital Calculation and the Adjustment Calculation for purposes of Section 1.5(b) above.

(d)

Following Buyer’s receipt of any Objection Notice, Sellers and Buyer shall attempt to negotiate in good faith to resolve such dispute. In the event that Sellers and Buyer fail to agree on any of the Sellers’ proposed adjustments set forth in the Objection Notice within thirty (30) days after Buyer receives the Objection Notice, Sellers and Buyer agree that a mutually acceptable Neutral Accounting Firm (the “Accounting Arbitrator”) shall, within the thirty (30) day period immediately following such failure to agree, make the final determination of the Net Working Capital in accordance with the terms of this Agreement; provided that (i) if the Parties are unable to agree on a Neutral Accounting Firm to act as Accounting Arbitrator, Buyer and the Sellers shall each select a Neutral Accounting Firm and such firms together shall select the Neutral Accounting Firm to act as the Accounting Arbitrator and (ii) if any Party does not select a Neutral Accounting Firm within ten (10) days of written demand therefor by the other Party, the Neutral Accounting Firm selected by the other Party shall act as the Accounting Arbitrator. Buyer and the Sellers each shall provide the Accounting Arbitrator with their respective determinations of the Net Working Capital Calculation. The Accounting Arbitrator’s determination of the Net Working Capital Calculation in accordance with this Section 1.5 shall be final and binding on the Sellers and Buyer if such independent determination shall be within the range proposed by Buyer and the Sellers in the Net Working Capital Calculation and the Objection Notice; provided that if the Accounting Arbitrator’s determination of the Net Working Capital is outside of the range proposed by Sellers and Buyer in the Net Working Capital Calculation and the Objection Notice, then the Net Working Capital Calculation that was closer to that of the Accounting Arbitrator shall be final and binding on the Sellers and Buyer. The scope of the disputes to be resolved by the Accounting Arbitrator shall be limited to those items or amounts in the Closing Balance Sheet, the Net Working Capital Calculation or the Adjustment Calculation to which the Sellers objected in the Objection Notice and whether the Closing Balance Sheet or such calculation(s) were done in accordance with GAAP using the accounting methods, standards, policies, practices, classifications, estimation methodologies, assumptions, procedures or level of prudence used by the Acquired Companies to prepare the Financial Statements, and whether there were mathematical errors in the calculation of the Net Working Capital Calculation, and the Accounting Arbitrator is not to make any other determination. The Accounting Arbitrator shall make its determination based solely on presentations and supporting material provided by the Parties and not pursuant to any independent review. The fees, costs and expenses of the Accounting Arbitrator shall be paid by the Party whose Net Working Capital Calculation was different by the greater amount from that of the final determination of the Accounting Arbitrator.

3

(e)

Subject to Section 1.8, if there was no adjustment to the Closing Payment pursuant to Section 1.5(a), and, following the final determination of the Net Working Capital Calculation pursuant to this Section 1.5:

(i) the Target Net Working Capital Floor exceeds the Net Working Capital Calculation, then Buyer shall receive from the Sellers, by wire transfer of immediately available funds an amount equal to the amount by which the Target Net Working Capital Floor exceeds the Net Working Capital Calculation;

(ii) the Net Working Capital Calculation exceeds the Target Net Working Capital Ceiling, then Buyer shall pay to the Sellers (based on each Seller’s Pro Rata Share) by wire transfer of immediately available funds an amount equal to the amount by which the Net Working Capital Calculation exceeds the Target Net Working Capital Ceiling; and

(iii) the Net Working Capital Calculation is equal to or less than the Target Net Working Capital Ceiling and equal to or greater than the Target Net Working Capital Floor, there shall be no adjustment owing pursuant to this Section 1.5(e).

(f)

Subject to Section 1.8, if there was an adjustment that increased the Closing Payment pursuant to Section 1.5(a), and, following the final determination of the Net Working Capital Calculation pursuant to this Section 1.5:

(i) the Estimated Net Working Capital exceeds the Net Working Capital Calculation, then Buyer shall receive from the Sellers, by wire transfer of immediately available funds an amount equal to (A) the amount by which the Estimated Net Working Capital exceeds the greater of (1) the Net Working Capital Calculation or (2) the Target Net Working Capital Ceiling, plus (B) the amount, if any, by which the Target Net Working Capital Floor exceeds the Net Working Capital Calculation;

4

(ii) the Net Working Capital Calculation exceeds the Estimated Net Working Capital, then Buyer shall pay to the Sellers (based on each Seller’s Pro Rata Share) by wire transfer of immediately available funds an amount equal to the amount by which the Net Working Capital Calculation exceeds the Estimated Net Working Capital; and

(iii) the Net Working Capital Calculation is equal to the Estimated Net Working Capital, there shall be no adjustment owing pursuant to this Section 1.5(f).

(g)

Subject to Section 1.8, if there was an adjustment that decreased the Closing Payment pursuant to Section 1.5(a), and, following the final determination of the Net Working Capital Calculation pursuant to this Section 1.5:

(i) the Estimated Net Working Capital exceeds the Net Working Capital Calculation, then Buyer shall receive from the Sellers, by wire transfer of immediately available funds an amount equal to the amount by which the Estimated Net Working Capital exceeds the Net Working Capital Calculation;

(ii) the Net Working Capital Calculation exceeds the Estimated Net Working Capital, then Buyer shall pay to the Sellers (based on each Seller’s Pro Rata Share) by wire transfer of immediately available funds an amount equal to (A) the amount by which the lesser of (1) the Net Working Capital Calculation or (2) the Target Net Working Capital Floor, exceeds the Estimated Net Working Capital, plus (B) the amount, if any, by which the Net Working Capital Calculation exceeds the Target Net Working Capital Ceiling; and

(iii) the Net Working Capital Calculation is equal to the Estimated Net Working Capital, there shall be no adjustment owing pursuant to this Section 1.5(g).

(h)

Any amount owing pursuant to Section 1.5(e), Section 1.5(f) or Section 1.5(g) shall include interest on the amount owing at the Prime Rate (as of the Closing Date) compounded daily from the Closing Date to and including the date of payment.

(i)

Any adjustment amount due under this Section 1.5 shall be paid pursuant to Section 1.8. The Parties shall treat any payments made pursuant to this Section 1.5 as an adjustment to the Closing Payment and the Purchase Price for all purposes.

1.6

Cash Adjustment. The Closing Payment shall be adjusted upward on a dollar-for-dollar basis by the amount of any Cash held by the Acquired Companies as of the Closing Date as set forth below:

(a)

Within three (3) Business Days prior to the Closing, the Sellers shall prepare and deliver to Buyer a certificate that contains a good faith and reasonable best estimate of the Cash of the Acquired Companies as of the close of business on the Closing Date (collectively, the “Estimated Closing Date Cash”), which Estimated Closing Date Cash shall be prepared using the same methodologies provided for in Section 1.5(a). The Closing Payment payable to the Sellers at the Closing pursuant to Section 1.4 shall be increased by an amount equal to the Estimated Closing Date Cash.

5

(b)

The Estimated Closing Date Cash shall be reconciled after the Closing Date using the same methodologies provided for in Section 1.5(b) to determine the actual Cash as of the Business Day before the Closing Date (the “Closing Date Cash Calculation”).

(c)

The mechanisms for dispute resolution provided for in Section 1.5 shall also govern any dispute as to the Closing Date Cash Calculation.

(d)

Subject to Section 1.8, if the Estimated Closing Date Cash exceeds the Closing Date Cash Calculation, then Buyer shall have the right to be paid an amount equal to the full amount by which the Estimated Closing Date Cash exceeds the Closing Date Cash Calculation, together with interest thereon at the Prime Rate (as of the Closing Date) from the Closing Date to and including the date of payment.

(e)

Subject to Section 1.8, if the Closing Date Cash Calculation exceeds the Estimated Closing Date Cash, then Buyer shall pay to Sellers in proportion to their Pro Rata Shares by wire transfer of immediately available funds an amount equal to the amount by which the Closing Date Cash Calculation exceeds the Estimated Closing Date Cash, together with interest thereon at the Prime Rate (as of the Closing Date) from the Closing Date to and including date of payment.

(f)

Any adjustment amount due under this Section 1.6 shall be paid pursuant to Section 1.8. The Parties shall treat any payments made pursuant to this Section 1.6 as an adjustment to the Closing Payment and the Purchase Price for all purposes.

1.7

Debt Adjustment. The Closing Payment shall be adjusted downward on a dollar-for-dollar basis by the amount of any Indebtedness of the Acquired Companies as of the Business Day before the Closing Date as set forth below; provided, however, that any Indebtedness of the Acquired Companies satisfied by the Sellers or the Acquired Companies prior to the Closing shall not constitute “Indebtedness” for purposes of this Section 1.7:

(a)

Within three (3) Business Days prior to the Closing, the Sellers shall prepare and deliver to Buyer a certificate of the Company that contains a good faith and reasonable best estimate of the Indebtedness of the Acquired Companies as of the close of business on the Closing Date (collectively, “Estimated Closing Date Debt”), which Estimated Closing Date Debt shall be prepared using the same methodologies provided for in Section 1.5(a). The Closing Payment payable to the Sellers at the Closing pursuant to Section 1.4 shall be decreased by an amount equal to the Estimated Closing Date Debt.

(b)

The Estimated Closing Date Debt shall be reconciled after the Closing Date using the same methodologies provided for in Section 1.5(b) to determine the actual Indebtedness as of the Closing Date (the “Closing Date Debt Calculation”).

(c)

The mechanisms for dispute resolution provided for in Section 1.5 shall also govern any dispute as to the Closing Date Debt Calculation.

6

(d)

Subject to Section 1.8, if the Closing Date Debt Calculation exceeds the Estimated Closing Date Debt, then Buyer shall have the right to be paid an amount equal to the full amount by which the Closing Date Debt Calculation exceeds the Estimated Closing Date Debt, together with interest thereon at the Prime Rate (as of the Closing Date) from the Closing Date to and including the date of payment.

(e)

Subject to Section 1.8, if the Estimated Closing Date Debt exceeds the Closing Date Debt Calculation, then Buyer shall pay to Sellers in proportion to their Pro Rata Shares by wire transfer of immediately available funds an amount equal to the amount by which the Estimated Closing Date Debt exceeds the Closing Date Debt Calculation, together with interest thereon at the Prime Rate (as of the Closing Date) from the Closing Date to and including date of payment.

(f)

Any adjustment amount due under this Section 1.7 shall be paid pursuant to Section 1.8. The Parties shall treat any payments made pursuant to this Section 1.7 as an adjustment to the Closing Payment and the Purchase Price for all purposes.

(g)

The Sellers shall deliver to Buyer all appropriate payoff letters and shall make arrangements reasonably satisfactory to Buyer to deliver all applicable UCC-3 termination statements, applications of discharge from the Latvian Commercial Pledges Registry or other documents evidencing the termination of all Liens held by the lenders under the Indebtedness, all in form and substance reasonably acceptable to Buyer.

1.8

Limitation on Adjustments.

(a)

Notwithstanding anything to the contrary in Section 1.5 through Section 1.7, the Parties agree that the reconciliation amounts due from Buyer to the Sellers and from the Sellers to Buyer pursuant to Section 1.5 through Section 1.7 hereof shall be aggregated and offset one against the other such that only Buyer, on the one hand, or the Sellers, on the other hand, shall be required to make payment to the other Party hereunder. Final amounts due under Section 1.5 through Section 1.7 shall be paid no later than five (5) Business Days following the final determination of all such amounts and the aggregation thereof. If payment is owing to Buyer under this Section 1.8, and such payment is not made (in whole or in part) when due in accordance with the immediately preceding sentence, Buyer may elect, by delivering written notice to the Sellers, that any such unpaid amount shall be paid by deemed prepayment of principal (together with all accrued but unpaid interest thereon) under the Buyer Note of an amount equal to such unpaid amount.

1.9

Seller Closing Documents. At the Closing, the Sellers shall deliver to Buyer the following:

(a)

the stock certificates representing the Common Stock held by the Sellers, endorsed in blank or accompanied by duly executed assignment documents;

(b)

a certified copy of the certificate of incorporation (and each amendment thereto) of the Company from the Secretary of State of the State of New York;

(c)

the resignations of all of the directors and officers of each Acquired Company, effective as of the Closing;

7

(d)

a certificate, dated not more than ten (10) Business Days prior to the Closing, as to the good standing of the Company from the Secretary of State of New York;

(e)

a list of employees terminated by any Acquired Company in the ninety (90) days preceding the Closing pursuant to Section 5.14 hereof;

(f)

appropriate payoff letters or other documents evidencing the termination of Liens pursuant to Section 1.7(g) hereof;

(g)

a consulting agreement or employment agreement executed by each of the Sellers, in form and substance acceptable to Buyer in the exercise of good faith;

(h)

any approvals or consents of Government Entities and third parties as set forth on Schedule 1.9(h);

(i)

evidence reasonably satisfactory to Buyer that the Lease Agreement, No. S-114/04, for non-residential premises located at JSC “Dambis” address 24a, Building 31, Ganibu Dambis, Riga, dated as of December 10, 2004, between JSC “Dambis” and the Subsidiary, as amended thereafter, has been registered in the Latvian Land Registry; and

(j)

all other documents, certificates, instruments or writings required to be delivered by the Sellers at or prior to the Closing pursuant to this Agreement.

1.10

Buyer Closing Documents. At the Closing, Buyer shall deliver to the Sellers the following:

(a)

wire transfers representing each Seller’s Pro Rata Share of the Closing Payment determined in accordance with Section 1.4, as adjusted pursuant to Section 1.5 through Section 1.8;

(b)

a copy of the resolutions duly adopted by the board of directors and the stockholders of Buyer authorizing Buyer’s execution, delivery and performance of each Transaction Document to which Buyer is a party and the consummation of the Transactions, as in effect as of the Closing, certified, on behalf of Buyer, by an officer of Buyer (which such certification shall include a representation as to the incumbency and signatures of the officers of Buyer executing the Transaction Documents);

(c)

a certificate, dated not less than ten (10) Business Days prior to the Closing, from the Secretary of State of the State of Delaware as to the good standing of Buyer; and

(d)

all other documents, certificates, instruments or writings required to be delivered by Buyer at or prior to the Closing pursuant to this Agreement.

1.11

Further Actions to be Taken at Closing. Each of the Parties agrees and undertakes to execute and deliver any other agreements, documents, certificates or other instruments reasonably necessary to consummate the transactions contemplated by this Agreement and the other Transaction Documents, as reasonably requested by the other Party.

8

Article II
REPRESENTATIONS AND WARRANTIES REGARDING BUYER

Except as set forth on the Buyer Disclosure Schedule, Buyer hereby represents and warrants to each Seller that as of the date hereof, and as of Closing (except for representations and warranties that speak as of an earlier date or period):

2.1

Organization; Corporate Power and Authorization. Buyer is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. Buyer has the requisite corporate power and authority necessary to enter into, deliver and carry out its obligations pursuant to each of the Transaction Documents to which it is a party. Buyer’s execution, delivery and performance of each Transaction Document to which it is a party has been or will be duly authorized by Buyer and, except as set forth on the Buyer Disclosure Schedule, no other corporate proceeding on the part of Buyer will be necessary to authorize the Transaction Documents and the Transactions.

2.2

Binding Effect and Noncontravention.

(a)

Each Transaction Document to which Buyer is a party constitutes, or when executed will constitute, a valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by (i) applicable insolvency, bankruptcy, reorganization, moratorium or other similar Laws affecting creditors’ rights generally; and (ii) applicable equitable principles (whether considered in an Action or Proceeding at Law or in equity).

(b)

Except as set forth on the Buyer Disclosure Schedule, the execution, delivery and performance by Buyer of the Transaction Documents to which Buyer is a party and the consummation of the Transactions do not and shall not (with or without notice or lapse of time or both): (i) conflict with or result in a breach of the terms, conditions or provisions of the charter or bylaws of Buyer; (ii) result in the imposition of any Lien upon any of the properties or assets of Buyer, cause the acceleration or material modification of any obligation under, create in any party the right to terminate, constitute a default or breach of, or violate or conflict with the terms, conditions or provisions of any material Contract to which Buyer is a party or by which Buyer is bound; (iii) result in a material breach or violation by Buyer of any of the terms, conditions or provisions of any Law or Order to which Buyer or any of its properties or assets is subject; or (iv) require any authorization, consent, approval, exemption or other action by or declaration or notice to or registration with any third Person or Government Entity.

2.3

Broker Fees. Except as set forth on the Buyer Disclosure Schedule, Buyer has no Liability to pay any fees or commissions to any broker, finder, or agent with respect to the Transactions for which the Sellers could become liable or obligated.

2.4

No Litigation. There is no Action or Proceeding pending or, to Buyer’s Knowledge, threatened against Buyer or its properties, assets or businesses, or Order to which Buyer is subject which would restrict the ability of Buyer to consummate the Transactions or otherwise perform its obligations under the Transaction Documents.

9

2.5

Investment. Buyer is acquiring the Purchased Shares for its own account, for investment only, and not with a view to any resale or public distribution thereof. Buyer shall not offer to sell or otherwise dispose of the Purchased Shares in violation of any Law applicable to any such offer, sale or other disposition. Buyer acknowledges that (a) the Purchased Shares have not been registered under the Securities Act, or any state securities Laws; (b) there is no public market for the Purchased Shares and there can be no assurance that a public market will develop; and (c) Buyer must bear the economic risk of its investment in the Purchased Shares for an indefinite period of time. Buyer is an “accredited investor” within the meaning of Rule 501 of the Securities Act as presently in effect, and has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of acquiring and holding the Purchased Shares.

2.6

Acknowledgement by Buyer.

(a)

Buyer has conducted its own independent review and analysis of the Evaluation Material, the Acquired Companies, the Business and the assets, Liabilities, results of operations and financial condition of the Acquired Companies, and acknowledges that Buyer has been provided access to the personnel, properties, premises and records of the Acquired Companies for such purpose and that Buyer and its Representatives have been provided with the opportunity to ask questions of the officers and management employees of the Acquired Companies and to acquire such additional information about the Business and the assets, Liabilities, results of operations and financial condition of the Acquired Companies as Buyer and its Representatives have requested. Buyer is informed and sophisticated participants in the Transactions and has undertaken such investigation, and has been provided with and has evaluated such documents and information, as it has deemed necessary in connection with the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the Transaction. With respect to any projection or forecast delivered by or on behalf of the Acquired Companies to Buyer, Buyer acknowledges that (A) there are uncertainties inherent in attempting to make such projections and forecasts; (B) the accuracy and correctness of such projections and forecasts may be affected by information that may become available through discovery or otherwise after the date of such projections and forecasts; and (C) they are familiar with each of the foregoing.

(b)

Buyer acknowledges that it is consummating the Transactions without any representation or warranty, express or implied, by the Sellers, their Affiliates or any other Person except as expressly set forth in ARTICLE III or ARTICLE IV (as modified by the Disclosure Schedules). Further, except for the specific representations and warranties expressly made by the Sellers in ARTICLE III or ARTICLE IV (as modified by the Disclosure Schedules), Buyer specifically disclaims that it is relying upon or has relied upon any other representations or warranties that may have been made by the Sellers, their Affiliates or any other Person, and acknowledges and agrees that the Sellers have specifically disclaimed and do hereby specifically disclaim any such other representation or warranty made by the Sellers, their Affiliates or any other Person.

10

2.7

SEC Documents. Buyer has made available to the Sellers Buyer’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015, including the financial statements contained therein, its Quarterly Reports on Form 10-Q for the fiscal quarters ended September 30, 2015, December 31, 2015 and March 31, 2016, and its Current Reports on Form 8-K filed since June 30, 2015 (collectively, the “LPTH SEC Documents”). The LPTH SEC Documents were true and complete in all material respects as at their respective dates, did not contain any untrue statement of a material fact nor omit to state any material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading. Since the filing of its Annual Report on Form 10-K for the fiscal year ended June 30, 2015, there has not been any material adverse change in Buyer’s financial condition, results of operations or liabilities not specifically disclosed in the LPTH SEC Documents.

2.8

Solvency. Immediately after giving effect to the transactions contemplated hereby, Buyer shall be solvent and shall: (a) be able to pay its debts as they become due in the Ordinary Course of Business; (b) own property that has a fair saleable value greater than the amounts required to pay its debts (including a reasonable estimate of the amount of all contingent liabilities); and (c) have adequate capital to carry on its business.

Article III
REPRESENTATIONS AND WARRANTIES REGARDING THE SELLERS

Except as set forth on the Seller Disclosure Schedule, each Seller, severally and not jointly, hereby represents and warrants to Buyer that as of the date hereof, and as of Closing (except for representations and warranties that speak as of an earlier date or period):

3.1

Power and Authorization. Each Seller has the requisite power, authority and capacity to enter into, deliver and perform his obligations pursuant to each of the Transaction Documents to which such Seller is a party. Each Seller’s execution, delivery and performance of each Transaction Document to which he is a party has been duly authorized by such Seller.

3.2

Binding Effect and Noncontravention.

(a)

Each Transaction Document to which each Seller is a party constitutes, or when executed will constitute, a valid and binding obligation of such Seller enforceable against such Seller in accordance with its terms, except as such enforceability may be limited by (i) applicable insolvency, bankruptcy, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and (ii) applicable equitable principles (whether considered in an Action or Proceeding at Law or in equity).

(b)

Except in the case of clause (iii) pursuant to any Contract that is terminated in connection with Closing, the execution, delivery and performance by each Seller of the Transaction Documents to which such Seller is a party and the consummation of the Transactions do not and shall not (with or without notice or lapse of time or both): (i) result in the imposition of any Lien upon any of the properties or assets of such Seller, cause the acceleration or material modification of any obligation under, create in any party the right to terminate, constitute a default or breach of, or violate or conflict with the terms, conditions or provisions of any material Contract to which such Seller is a party or by which such Seller is bound; (ii) result in a material breach or material violation by such Seller of any of the terms, conditions or provisions of any Law or Order to which such Seller or any of its properties or assets is subject; or (iii) require any authorization, consent, approval, exemption or other action by or declaration or notice to or registration with any third Person or Government Entity.

11

3.3

Capital Stock. Each Seller holds of record, owns beneficially and has good and marketable title to all of the Common Stock set forth next to such Seller’s name on Section 4.2 of the Company Disclosure Schedule, free and clear of any and all Liens other than Permitted Liens. No Seller is a party to any voting trust, proxy or other agreement or understanding with respect to the voting of any Common Stock that will survive the Closing Date.

Article IV
REPRESENTATIONS AND WARRANTIES REGARDING THE ACQUIRED COMPANIES

Except as set forth on the Company Disclosure Schedule, the Sellers hereby jointly and severally represent and warrant to Buyer that as of the date hereof, as of Closing (except for representations and warranties that speak as of an earlier date or period):

4.1

Organization; Qualification; Corporate Power and Authorization. The Company is a corporation duly incorporated and subsisting or in good standing under the Laws of the jurisdiction of its incorporation and the Subsidiary is duly organized and subsisting or in good standing under the Laws of the jurisdiction of its formation. Each Acquired Company is duly authorized to conduct business and is in good standing under the Laws of each jurisdiction where such authorization is required, except where the failure to be so authorized or to be in good standing would not result in a Company Material Adverse Change. The Company has the requisite corporate power and authority necessary to enter into, deliver and carry out its obligations pursuant to this Agreement. The Company’s execution and delivery of this Agreement have been duly authorized by the Company and no other corporate proceeding on the part of the Company will be necessary to authorize this Agreement and the consummation of the Transactions.

4.2

Capitalization; Subsidiary.

(a)

The entire authorized capital stock of the Company consists of 200 shares of Common Stock. Except for the Common Stock, there are no other equity or other securities of the Company issued or outstanding. All of the issued and outstanding shares of the Common Stock have been duly authorized, are validly issued, fully paid, and non-assessable, and are held of record and beneficially by the Sellers and are not subject to any preemptive or subscription rights. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Company to issue, sell, or otherwise cause to become outstanding any of its capital stock. Except as set forth on the Company Disclosure Schedule, there are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to the Company. There are no voting trusts, proxies or other agreements or understandings with respect to the voting of any Common Stock that will survive the Closing Date.

12

(b)

The Sellers have delivered or made available to Buyer true, correct and complete copies of the organizational documents of the Acquired Companies. None of the Acquired Companies is in default under or in violation of any provision of its respective organizational documents.

(c)

Except as set forth on the Company Disclosure Schedule, the Company holds of record, owns beneficially and has good and marketable title to all of the outstanding equity interests of the Subsidiary of the Company. None of the Acquired Companies controls, directly or indirectly, or has any direct or indirect equity participation in any Person other than the Subsidiary.

4.3

Binding Effect and Noncontravention.

(a)

This Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable insolvency, bankruptcy, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and (ii) applicable equitable principles (whether considered in an Action or Proceeding at Law or in equity).

(b)

Except as otherwise set forth in the Company Disclosure Schedule and except, in the case of clause (iv), pursuant to any Contract that is terminated in connection with Closing, the consummation of the Transactions do not and shall not (with or without notice or lapse of time or both): (i) result in the imposition of any Lien upon any of the properties or assets of any Acquired Company, (ii) cause the acceleration or material modification of any obligation under, create in any party the right to terminate, constitute a default or breach of, or violate or conflict with the terms, conditions or provisions of any Material Contract; (iii) result in a material breach or material violation by an Acquired Company of any of the terms, conditions or provisions of any Law or Order to which an Acquired Company or any of its properties or assets is subject; or (iv) require any authorization, consent, approval, exemption or other action by or declaration or notice to or registration with any third Person or Government Entity; provided, however, in the cause of clauses (ii) and (iv), except to the extent (x) that any such acceleration, modification, creation, default, breach, violation or conflict, or failure to obtain any authorization, consent, approval or exemption, will not, individually or in the aggregate, subject the Acquired Companies to any Liability in excess of $75,000, and (y) for Contracts that are terminated in connection with the Closing.

4.4

Financial Statements.

(a)

Attached to the Company Disclosure Schedule are the following financial statements of the Acquired Companies (collectively, the “Financial Statements”):

(i)

the Acquired Companies’ audited balance sheets and related statements of income and cash flows for the years ended December 31, 2014 and 2015 (the “Audited Financial Statements”),

(ii)

the Subsidiary’s audited balance sheets and related statements of income and cash flows for the years ended December 31, 2014 and 2015 (the “Subsidiary Financial Statements”), and

13

(iii)

the Acquired Companies’ unaudited consolidated balance sheets and related statements of income and cash flows as prepared by management for June 30, 2016 (the “Interim Financial Statements”).

(b)

Each of the Audited Financial Statements and the Interim Financial Statements (including the notes thereto, as applicable) has been prepared in accordance with GAAP, consistently applied, and fairly presents in all material respects the consolidated financial condition of the Acquired Companies, taken as a whole, as of the respective dates thereof and the results of the Acquired Companies’ operations for the periods specified, except as disclosed therein; provided that (i) the Financial Statements do not contain all footnotes required under GAAP and (ii) the Acquired Companies’ unaudited consolidated balance sheets and related statements of income and cash flows as prepared by management for June 30, 2016 are subject to normal year-end audit adjustments; provided, further, that the Subsidiary Financial Statements were prepared in accordance with the International Financial Reporting Standards and, in connection with the Transactions, have been converted to GAAP.

(c)

Except as set forth on the Company Disclosure Schedule, the Subsidiary Financial Statements have been prepared in accordance with the International Financial Reporting Standards (and the interpretations thereto, as promulgated by the International Accounting Standards Board), consistent with the past practices of the Subsidiary and present fairly in all material respects the financial position of the Subsidiary as of the respective dates thereof.

4.5

Events Subsequent to the Latest Balance Sheet. Except as set forth in the Latest Balance Sheet, there has not been any Company Material Adverse Change. Without limiting the generality of the foregoing, except as set forth on the Company Disclosure Schedule or in the Latest Balance Sheet, since the date of the Latest Balance Sheet:

(a)

the Acquired Companies have not incurred any material obligations required by GAAP, consistently applied, to be reflected or reserved against on a balance sheet of the Acquired Companies;

(b)

the Acquired Companies have not sold, leased, transferred, or assigned any of its material assets, tangible or intangible, other than in the Ordinary Course of Business;

(c)

the Acquired Companies have not entered into any agreement, lease, or license (or series of related agreements, leases, and licenses) either involving more than $75,000 or outside the Ordinary Course of Business;

(d)

the Acquired Companies have not entered into, committed itself to, or completed, any transaction with any Seller or any of their Affiliates outside the Ordinary Course of Business, or at other than arm’s length terms;

(e)

the Acquired Companies have not accepted liability for any Liability of any Seller or any of their Affiliates, or provided any guarantee or other commitment in favor of any Seller or any of their Affiliates;

14

(f)

no Person (including the Acquired Companies) has accelerated, terminated, modified, or cancelled any agreement, lease, or license (or series of related agreements, leases, and licenses) to which an Acquired Company is a party or by which it is bound either involving more than $75,000 or outside the Ordinary Course of Business;

(g)

no Lien (other than Permitted Liens) has been imposed upon any of the assets, tangible or intangible of an Acquired Company;

(h)

the Acquired Companies have not made any capital expenditure (or series of related capital expenditures) either involving more than $75,000 or outside the Ordinary Course of Business;

(i)

the Acquired Companies have not made any capital investment in, any loan to, or any acquisition of the securities or assets of, any other Person (or series of related capital investments, loans, and acquisitions) either involving more than $75,000 or outside the Ordinary Course of Business;

(j)

the Acquired Companies have not issued any debt security or created, incurred, assumed, or guaranteed any Indebtedness either involving more than $75,000 or outside the Ordinary Course of Business;

(k)

the Acquired Companies have not (i) delayed or postponed the payment of accounts payable and other Liabilities outside the Ordinary Course of Business, (ii) accelerated the collection of accounts receivable outside the Ordinary Course of Business, (iii) materially increased its inventory levels outside the Ordinary Course of Business or (iv) materially increased any reserve on its balance sheet;

(l)

the Acquired Companies have not cancelled, compromised, waived, or released any right or claim (or series of related rights and claims) either involving more than $75,000 or outside the Ordinary Course of Business;

(m)

the Acquired Companies have not granted any license, sublicense or assignment of any rights under or with respect to any Intellectual Property Rights or has not granted any consents or permission to use or entered into any coexistence agreement with respect to any Intellectual Property Rights, in each case outside the Ordinary Course of Business;

(n)

there has been no amendment, modification or other change made or authorized in any of the organizational documents of the Acquired Companies;

(o)

the Acquired Companies have not experienced any damage, destruction, or loss (whether or not covered by insurance) to its property in an amount in excess of $75,000;

(p)

the Acquired Companies have not made any loan in excess of $7,500, to, or entered into any other transaction with, any of its shareholders, officers, directors or employees outside the Ordinary Course of Business;

15

(q)

the Acquired Companies have not entered into any employment contract or collective bargaining agreement, written or oral, or modified any existing such contract nor made any other change in employment terms for any of its shareholders, officers, directors or employees outside the Ordinary Course of Business;

(r)

the Acquired Companies have not granted any material increase in the base compensation of any of its shareholders, officers, directors or employees outside the Ordinary Course of Business; or

(s)

the Acquired Companies have not adopted, amended, modified, or terminated any Employee Plan, Employee Benefit Arrangement or any material Contract for the benefit of any of its shareholders, officers, directors or employees.

4.6

Undisclosed Liabilities; Indebtedness. No Acquired Company has any Liability (and, to the Knowledge of the Sellers, there is no basis for any present or future Action or Proceeding against an Acquired Company giving rise to any material Liability), except for (a) Liabilities reflected in the Financial Statements and (b) Liabilities that have arisen after the date of the Latest Balance Sheet in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of Contract, breach of warranty, tort, infringement, or violation of Law).

4.7

Title to and Sufficiency of Assets. Except as set forth on the Company Disclosure Schedule, the Acquired Companies have good and valid title to, or a valid leasehold interest in, the assets used by them, located on any premises of the Acquired Companies or elsewhere, reflected on the Latest Balance Sheet or acquired since the date thereof (other than assets disposed of in the ordinary course of business since the date of the Latest Balance Sheet or assets permitted to be distributed to the Sellers or their Affiliates prior to the Closing pursuant to this Agreement), free and clear of any and all Liens other than Permitted Liens. Neither Seller nor any Affiliate of any Seller (other than the Acquired Companies) owns any material assets or rights used in the business of the Acquired Companies. The Acquired Companies have rights to all material assets, tangible and intangible, of any nature whatsoever, necessary to operate its business in the manner presently operated by them.

4.8

Compliance with Laws.

(a)

Except with regard to the tax matters addressed in Section 4.9, environmental matters addressed in Section 4.10, employee and labor relations matters addressed in Section 4.14, employee benefit matters addressed in Section 4.15, government contract matters addressed in Section 4.16, export control matters addressed in Section 4.17 and product warranty matters discussed in Section 4.23, each of the Acquired Companies has complied, in all material respects, with all Laws and Orders applicable to the Business. None of the Acquired Companies has received written (or, to the Knowledge of the Sellers, oral) notice alleging any violations of applicable Laws within the twelve (12) month period prior to the date hereof.

(b)

The Acquired Companies hold all Permits that are material to their business. All such Permits have been duly obtained and are valid and in full force and effect and have been listed in the Company Disclosure Schedule. There is no pending, or to the Knowledge of the Sellers, threatened, Action or Proceeding to revoke, terminate, cancel, suspend, revise or otherwise declare any such Permit invalid. Neither of the Acquired Companies has violated any such Permits in any material respect. The consummation of the transactions contemplated hereby will not result in the termination, cancellation, suspension, restriction or violation of any material Permit.

16

4.9

Tax Matters.

(a)

The Acquired Companies have filed (or will have filed) all applicable Tax Returns that they were required to file on or before the Closing Date and have paid all Taxes shown thereon as owing, or have adequately provided for such Taxes on the Financial Statements. All such Tax Returns were true, correct and complete in all material respects. Except as set forth on the Company Disclosure Schedule, the Acquired Companies are not currently the beneficiary of any extension of time within which to file any Tax Return that has continuing effect. Except as set forth on the Company Disclosure Schedule, during the five (5) year period prior to the date hereof, no deficiencies for any Tax have been proposed in writing by any Tax authority against the Acquired Companies. There are no Liens with respect to Taxes upon any of the properties or assets, real or personal, tangible or intangible of the Acquired Companies (other than Permitted Liens).

(b)

There is no material dispute or claim concerning any Tax Liability of the Acquired Companies either (i) claimed or raised by any Tax authority in writing or (ii) to the Knowledge of the Sellers, based upon personal contact with any agent of such Tax authority.

(c)

The Sellers have made available to Buyer true and complete copies of all Tax Returns, examination reports, and statements of deficiencies assessed against, or agreed to by the Acquired Companies since December 31, 2012. Except as set forth on the Company Disclosure Schedule, none of the Acquired Companies has been subject to an audit or administrative, judicial, or other proceeding relating to Taxes.

(d)

The Acquired Companies are not a party to any tax allocation or sharing agreement.  To the Knowledge of the Sellers, the Acquired Companies have not been a member of an Affiliated Group filing a consolidated federal Tax Return.

(e)

Except as set forth on the Company Disclosure Schedule, the Acquired Companies have not agreed to make, nor are any of them required to make, any adjustment under Section 481(a) of the Code (or any similar provision of applicable state, local or foreign Law) by reason of a change in accounting method or otherwise, and the Internal Revenue Service has not proposed any such adjustment or change in accounting method.  The Acquired Companies will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) “closing agreement” as described in Section 7121 of the Code (or any corresponding provision of state, local or foreign income Tax Law); (ii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iii) prepaid amount received on or prior to the Closing Date.

17

(f)

None of the Acquired Companies has been the “distributing company” (within the meaning of Section 355(a)(1) of the Code) or the “controlled corporation” (within the meaning of Section 355(a)(1) of the Code) (i) within the two-year period ending as of the date of this Agreement or (ii) in a distribution that could otherwise constitute part of a “plan” or “series of transactions” (within the meaning of Section 355(e) of the Code) in conjunction with this Agreement.

(g)

The Acquired Companies have complied in all material respects with all obligations to withhold Taxes and have withheld from amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party and paid over to the proper Tax authority all amounts required to have been withheld and paid over under the applicable Tax laws.

(h)

None of the Acquired Companies has made any payments, is obligated to make any payments, and is a party to any Contract that could obligate it to make any payments that will not be deductible under Code Sections 280G as a result of the consummation of the transactions contemplated by this Agreement.

(i)

The Acquired Companies have not engaged in any transaction identified as a “reportable transaction” for purposes of Section 1.6011-4(b) of the treasury regulations promulgated under the Code.

(j)

Notwithstanding anything to the contrary contained in this Agreement, the representations and warranties contained in this Section 4.9 are the sole representations and warranties with respect to tax matters of the Acquired Companies.

4.10

Environmental Matters.

(a)

The Acquired Companies are, and during the five (5) year period prior to the date hereof have been, in compliance in all material respects with all applicable Environmental Laws. Without limiting the generality of the foregoing, the Acquired Companies have obtained, and are, and during the five (5) year period prior to the date hereof have been, in compliance, in all material respects, with all Permits that are required pursuant to Environmental Laws for the occupation of its facilities and the operation of its business and all such Permits are valid and in full force and effect. All such Permits required under any Environmental Laws are listed in the Company Disclosure Schedule and true, correct and complete copies of such Permits have been delivered to Buyer.

(b)

None of the Acquired Companies has received written (or, to the Knowledge of the Sellers, oral) notice of any violations of applicable Environmental Laws relating to the operation of the Business. There are no claims arising under or related to applicable Environmental Laws (“Environmental Claims”) pending or, to the Knowledge of the Sellers, threatened against any of the Acquired Companies or against any Person whose liability for any Environmental Claim has been retained or assumed by any Acquired Company or any real property which any Acquired Company owns, leases or operates.

(c)

No Acquired Company has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled or released any Hazardous Materials in a manner that has given rise to any Environmental Claim. There are no underground storage tanks on the facilities operated by the Acquired Companies.

18

(d)

Notwithstanding anything to the contrary contained in this Agreement, the representations and warranties contained in this Section 4.10 are the sole representations and warranties with respect to environmental matters of the Acquired Companies.

4.11

Intellectual Property.

(a)

Except as set forth on the Company Disclosure Schedule, each Acquired Company is the sole owner or has the right to use pursuant to license, sublicense, agreement, or permission on the basis of license agreements all Intellectual Property Rights necessary for the operation of its business as it is currently conducted. None of the Company Intellectual Property Rights are licensed to an Acquired Company by any Seller or any of its Affiliates and none is licensed by an Acquired Company to any Seller or any of its Affiliates. All issuance, renewal, maintenance and other fees and payments that are or have become due with respect to Company Intellectual Property Rights on or prior to the Closing have been timely paid by or on behalf of the Company, or accrued for in the Financial Statements.

(b)

To the Knowledge of the Sellers, no Acquired Company has interfered with, infringed upon or misappropriated any Intellectual Property Rights of third parties. No Acquired Company has received in the last five (5) years any written (or, to the Knowledge of the Sellers, oral) charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that an Acquired Company must license or refrain from using any Intellectual Property Rights of any third party). To the Knowledge of the Sellers, no third party has interfered with, infringed upon or misappropriated any Intellectual Property Rights of an Acquired Company.

(c)

The Company Disclosure Schedule sets forth a true and complete list of all: (i) each patent or registration that has been issued to an Acquired Company, each pending patent application or application for registration which an Acquired Company has made, (ii) each trade name and unregistered trademark, service mark, trade dress and logo owned and/or used by an Acquired Company, (iii) each copyright and all applications, registrations and renewals in connection with any copyright owned and/or used by an Acquired Company, (iv) any other Intellectual Property Right owned and/or used by an Acquired Company that is registered or pending registration anywhere in the world, (v) each license, assignment, Contract, consent or other permission that an Acquired Company has granted to any third party with respect to its Intellectual Property Rights (together with any exceptions) and (vi) all material Intellectual Property Right licenses, assignments, Contracts, consents or other permissions granted to an Acquired Company relating to the Intellectual Property Rights of any third party (other than off-the-shelf software with a total annual replacement cost and/or license fee of less than $25,000), and identifies the owner thereof. The Acquired Companies have no such patents, registrations, applications, licenses, assignments, Contracts, or permissions (as amended to date), or any other written documentation evidencing ownership and prosecution of each such item. With respect to each item of Intellectual Property Rights used by an Acquired Company and except as disclosed in the Company Disclosure Schedule:

(i)

the item is valid, subsisting, enforceable and in full force and effect;

19

(ii)

(A) with respect to the Company Intellectual Property Rights, the item is not subject to any outstanding Order, and (B) with respect to the Intellectual Property Rights licensed by an Acquired Company, to the Knowledge of the Sellers, the item is not subject to any outstanding Order;

(iii)

(A) with respect to the Company Intellectual Property Rights, no Action is pending or, to the Knowledge of the Sellers, is threatened that challenges the legality, validity, enforceability, use, or ownership of the item, and (B) with respect to the Intellectual Property Rights licensed by an Acquired Company, to the Knowledge of the Sellers, no Action is pending or is threatened that challenges the legality, validity, enforceability, use, or ownership of the item; and

(iv)

no Acquired Company has indemnified any Person for or against any interference, infringement, misappropriation, or other conflict with respect to the item, other than pursuant to contractual protections entered into in the Ordinary Course of Business.

(d)

The Company has taken all commercially reasonable precautions and actions to protect the proprietary nature of each material item of Company Intellectual Property Rights, and to maintain in confidence all material trade secrets and Confidential Information of the Company’s business comprising a part thereof.

(e)

Except as set forth on the Company Disclosure Schedule, no open source materials are currently utilized in any way by an Acquired Company in the development or use of any Intellectual Property Rights owned and/or used by it.

(f)

Notwithstanding anything to the contrary contained in this Agreement, the representations and warranties contained in this Section 4.11 are the sole representations and warranties with respect to intellectual property matters of the Acquired Companies.

4.12

Real Estate; Tangible Assets.

(a)

None of the Acquired Companies owns any real property.

(b)

The Company Disclosure Schedule sets forth all real property that each of the Acquired Companies leases or subleases from any other Person (“Leased Real Property”). With respect to each lease and sublease listed on the Company Disclosure Schedule, (i) each of the Acquired Companies (as applicable) has a good and valid leasehold interest, free and clear of any and all Liens other than Permitted Liens and (ii) each lease or sublease is the legal, valid, binding and enforceable obligation of the applicable Acquired Company and is in full force and effect. The Company Disclosure Schedule lists the street address of each parcel of Leased Real Property, and provides a list, as of the date of this Agreement, of all leases for each parcel of Leased Real Property. True, correct and complete copies of all such leases have been delivered to Buyer.

(c)

No Acquired Company is party to any Contract that would provide any Person (other than the Acquired Companies) the contractual right to use or occupy, and no Person (other than the Acquired Companies) is using or occupying, any portion of the Leased Real Property.

20

(d)

All facilities located on the Leased Real Property (i) have received all approvals of Government Entities (including Permits) required in connection with the ownership or operation thereof, (ii) have been operated and maintained in accordance with applicable Laws in all material respects, and (iii) to the Knowledge of the Sellers, are in compliance with all applicable zoning and building Laws.

(e)

No real estate other than the Leased Real Estate is currently used by the Acquired Companies to conduct their business as conducted on the date hereof or on the Closing Date. The Leased Real Estate, and the buildings and other fixtures thereon, have been properly maintained in all material respects, are in good order and repair (normal wear and tear excepted), are fit for the intended use and are in a condition adequate to conduct the business of the Acquired Companies as currently conducted.

(f)

Each tangible asset of the Acquired Companies has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear), is suitable for the purposes for which it presently is used and is located at the Leased Real Property.

4.13

Litigation. There is no (a) outstanding Order to which an Acquired Company or any of its assets or property are subject, (b) Action or Proceeding pending or, to the Knowledge of the Sellers, threatened against any of the Acquired Companies by or before any Government Entity, or (c) Action or Proceeding pending or, to the Knowledge of the Sellers, threatened against any of the Acquired Companies which would give rise to any right of indemnification on the part of any officer, manager, employee or agent of any Acquired Company.

4.14

Employee and Labor Relations.

(a)

The Company Disclosure Schedule sets forth a true and complete list as of June 30, 2016 of (i) the employees employed by the Acquired Companies having an annual base salary in calendar year 2016 of $75,000 or more, and (ii) the rate of all compensation due to be paid by the Acquired Companies to each such employee in calendar year 2016, plus any bonus, contingent or deferred compensation related to calendar year 2016. To the Knowledge of the Sellers, no employee listed on the Company Disclosure Schedule in connection with this Section 4.14(a) has indicated to an Acquired Company an intention to terminate employment with any of the Acquired Companies. No employee listed on the Company Disclosure Schedule in connection with this Section 4.14(a), as of the date of this Agreement is on leave of absence, workers’ compensation, family or medical leave, long or short-term disability or any other type of extended leave, other than holiday, paid time off or sick days taken in the Ordinary Course of Business by any such employee.

(b)

The Acquired Companies have complied in all material respects with all applicable Laws relating to employment practices. Except as set forth on the Company Disclosure Schedule, the Acquired Companies do not have any temporary staffing or similar arrangements.

21

(c)

There has not been pending or existing during the twelve (12) month period preceding the date of this Agreement any strike, slowdown, work stoppage or lockout involving the Acquired Companies.

(d)

As of the date of this Agreement, there is no unfair labor practice charge or complaint against the Acquired Companies pending before the National Labor Relations Board or similar governmental agency outside of the United States, and to the Knowledge of the Sellers, no such charge or complaint has been made against the Acquired Companies during the twelve (12) months prior to the date of this Agreement.

(e)

No application or petition for an election of or for certification of a collective bargaining agent relating to the Acquired Companies is pending as of the date of this Agreement.

(f)

There has been no charge of discrimination filed against any Acquired Company with the Equal Employment Opportunity Commission or similar Government Entity during the last twelve (12) months prior to the date of this Agreement.

4.15

Employee Plans.

(a)

The Company Disclosure Schedule sets forth each of the Employee Plans and Employee Benefit Arrangements. The Acquired Companies have made available to Buyer currently effective copies of the Employee Plans and all amendments thereto, together with, where applicable, each Employee Plan’s summary plan description and any summaries of material modifications thereto.

(b)

Neither the Acquired Companies, nor any other Person or entity that, together with the Acquired Companies is treated as a single employer under Section 414(b) or (c) of the Code or Section 4001 of ERISA, has, during the six (6) year period preceding the Closing Date, incurred (i) any Liability under Title IV of ERISA arising in connection with the termination of any plan covered or previously covered by Title IV of ERISA; (ii) any Liability under Sections 412, 430, 431 or 432 of the Code; or (iii) any Liability as a result of the failure to comply with the continuation of coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code.

(c)

None of the Employee Plans or Employee Benefit Arrangements covering the employees of the Acquired Companies provides for medical or death benefits beyond the month of termination of service or retirement, other than (i) coverage mandated by applicable Law; and (ii) death or retirement benefits under a benefit plan qualified under Section 401(a) of the Code.

(d)

None of the Employee Plans covering any Business Employee is a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA (“Multiemployer Plan”); and neither the Acquired Companies nor any other Person or entity that together with any Acquired Company is treated as a single employer under Section 414(b) or Section 414(c) of the Code or Section 4001 of ERISA, has at any time during the six (6) year period preceding the Closing Date, contributed to or been obligated to contribute to any Multiemployer Plan on behalf of any employees of the Acquired Companies.

22

(e)

Notwithstanding anything to the contrary contained in this Agreement, the representations and warranties contained in this Section 4.15 are the sole representations and warranties with respect to employee benefit matters of the Acquired Companies.

4.16

Government Contracts.

(a)

Sellers have delivered or made available to Buyer a correct and complete copy of each active Government Contract entered into by the Company during the two (2) year period prior to the date hereof which has generated or is reasonably expected to generate revenue of over $75,000 per year for either or both of the Acquired Companies, all of which are listed in the Company Disclosure Schedule (as amended to date).

(b)

Except as set forth in the Company Disclosure Schedule, as of the date hereof (i) all representations, warranties and certifications made by the Company with respect to a Government Contract, including all invoices and claims arising therefrom, were proper and accurate in all material respects as of their effective date, and the Company has complied in all material respects with such representations, warranties and certifications; (ii) no Government Entity, prime contractor or higher-tier subcontractor under a Government Contract or any other Person acting on behalf of the foregoing, has provided written notice to the Company of any actual or alleged violation or breach of any statute, regulation, representation, certification, disclosure obligation, contract term, condition, clause, provision or specification; (iii) there are no active Government Contracts pursuant to which the Company has experienced any material cost, schedule, technical or quality problems; (iv)  no Government Contract that is currently active in performance has incurred or currently projects any material losses; (v) no termination for default, notice of potential termination for default, cure notice, show cause notice or other similar written notice has been issued and/or remains unresolved with respect to any Government Contract and, to the Knowledge of the Sellers, no termination for default has been threatened with respect to any Government Contract; and (vi) all of the Government Contracts (A) were legally awarded, (B) are binding on the Acquired Companies and, to the Knowledge of the Seller Parties, the other parties thereto, and (C) are in full force and effect with respect to any Acquired Company, as applicable, except as such enforceability may be limited by (x) applicable insolvency, bankruptcy, reorganization, moratorium, or other similar Laws affecting creditors’ rights generally and (y) applicable equitable principles (whether considered in a proceeding at Law or in equity).

(c)

Except as set forth in the Company Disclosure Schedule, no consent, approval or authorization of, notification to, or designation, declaration, registration or filing with, any Government Entity or other third party is required to be made or obtained on the part of the Company with respect to the execution or delivery of this Agreement or the consummation of the Transactions.

(d)

The Company maintains systems of internal controls that are in material compliance with all applicable requirements of all of the Government Contracts and all applicable Laws. The Company is not, and has not been, party to any Action or Proceeding regarding any fraud, defective pricing, mischarging, or improper payments on the part of the Company, and the Company has not taken any action nor is a party to any Action or Proceeding that would be reasonably likely to give rise to (i) liability under the False Claims Act or (ii) a claim for price adjustment under the Truth in Negotiations Act.

23

(e)

The Company has not made any mandatory disclosure under Federal Acquisition Regulation (“FAR”) 52.203-13(b)(3)(i) or FAR Part 3, or any voluntary disclosure to any Government Entity with respect to any alleged unlawful conduct, misstatement or omission arising under or relating to any Government Contract. The Company has undertaken the appropriate level of review or investigation, if required, to determine whether the Company is required to make any disclosures to any Government Entity under FAR 52.203-13(b)(3)(i) or FAR Part 3, and, to the Knowledge of the Sellers, there are no facts that would require mandatory disclosure under FAR 52.203-13(b)(3)(i) or FAR Part 3.

4.17

Export Control Matters; Trade Regulations.

(a)

Except as set forth on the Company Disclosure Schedule, no Government Entity has communicated with the Company in a manner indicating that the Company is required to register, obtain Permits, or take other actions pursuant to the Trade Regulations in connection with or as a result of work performed by the Company or other Persons under the direction or supervision of the Company.

(b)

Except as set forth on the Company Disclosure Schedule, the Company has not registered, obtained any Permits, or taken any other actions pursuant to the Trade Regulations.

(c)

To the Knowledge of the Sellers, the operations of the Company are, and have at all times been, in compliance in all material respects with all Trade Regulations, and the operations of the Company are, and have at all times been, in compliance in all material respects with all applicable foreign Laws, statutes, regulations, executive orders, rules, codes, or ordinances relating to the import or export of goods, technology, or services or trading embargoes or restrictions. Consummation of the Transactions will not require re-transfer or other authorizations to be issued under any such Laws.

4.18

Affiliate Transactions. Except as set forth on the Company Disclosure Schedule, no officer, director, employee, shareholder or Affiliate of any of the Acquired Companies or any individual related by blood, marriage or adoption to any such individual, or any entity in which any such Person owns any beneficial interest, is a party to any Contract with any of the Acquired Companies or has any material interest in any material assets or property used by the Acquired Companies.

24

4.19

Insurance. The Company Disclosure Schedule sets forth a list of each insurance policy currently maintained by the Acquired Companies with respect to their respective properties, assets and business, which such policies are in full force and effect. Such policies are issued in such types and amounts and covering such risks as are commercially reasonable. Sellers have delivered or made available to Buyer a correct and complete copy of each such policy. With respect to each such insurance policy, except as set forth on the Company Disclosure Schedule: (i) it is the legal, valid, binding and enforceable obligation of the applicable Acquired Company, and in full force and effect; (ii) the consummation of the transactions contemplated hereby will not result in such insurance policy ceasing to be legal, valid, binding, enforceable, and in full force and effect; (iii) neither any Acquired Company nor, to the Knowledge of the Sellers, any other party thereto is in breach or default (including with respect to the payment of premiums or giving of notices), and, to the Knowledge of the Sellers, no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification, or acceleration, thereof; and (iv) no Acquired Company has received a written (or, to the Knowledge of the Sellers, oral) notice of cancellation or notice of failure to renew any insurance policy or refusal of coverage thereunder or any other notice that such policies are no longer in full force or effect or that the issuer of any such policy is no longer willing or able to perform its obligations thereunder. The Company does not self-insure and has not self-insured in the five (5) year period prior to the date hereof.

4.20

Contracts.

(a)

The Company Disclosure Schedule sets forth as of the date of this Agreement each of the following Contracts of the Acquired Companies (collectively, the “Material Contracts”):

(i)

pension, profit sharing, stock option, employee stock purchase or other plan or arrangement providing for deferred or other compensation to its current or former directors, officers or employees or any other employee benefit plan, arrangement or practice, whether formal or informal;

(ii)

collective bargaining agreement or any other contract with any labor union, or severance agreements, programs, policies or arrangements;

(iii)

management agreement or contract for the employment of any officer, individual employee or other Person on a full-time, part-time, consulting or other basis (A) providing annual cash or other compensation in excess of $75,000, (B) providing for the payment of any cash or other compensation or benefits upon the consummation of the Transactions or (C) otherwise restricting its ability to terminate the employment of any employee at any time for any lawful reason or for no reason without penalty or Liability;

(iv)

contract or agreement involving any Government Entity which involves consideration in excess of $75,000 annually or not in the ordinary course of Business;

(v)

agreement or indenture relating to borrowed money or other indebtedness or to mortgaging or pledging any material asset;

(vi)

contract or agreement which involves consideration in excess of $75,000 annually between any Acquired Company and any of the 10 largest suppliers and the 10 largest customers of the Acquired Companies (in each case as measured by dollar volume of business during the 2015 calendar year);

(vii)

lease or agreement under which any Acquired Company is: (A) lessee of or holds or operates any personal property, owned by any other party, except for any lease of personal property under which the aggregate annual rental payments do not exceed $75,000 per year; or (B) lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by any of the Acquired Companies;

25

(viii)

any Contract concerning exclusivity, non-competition or non-solicitation (excluding standard employee confidentiality agreements and excluding non-solicitation provisions in Contracts entered into in the Ordinary Course of Business); and

(ix)

contract or agreement which involves consideration in excess of $75,000 annually and not in the Ordinary Course of Business (other than those agreements required to be disclosed or excepted pursuant to clauses (i) through (viii) above).

(b)

The Acquired Companies have made available to Buyer true and complete copies of all of the written Material Contracts. With respect to each Material Contract, as of the date of this Agreement, (i) such Material Contract is legal, valid, binding, enforceable, and in full force and effect with respect to any Acquired Company, as applicable, except as such enforceability may be limited by (A) applicable insolvency, bankruptcy, reorganization, moratorium, or other similar Laws affecting creditors’ rights generally and (B) applicable equitable principles (whether considered in a proceeding at Law or in equity); (ii) no Acquired Company is in material breach or default under any Material Contract; and (iii) to the Knowledge of the Sellers, no other party to any Material Contract is in material breach or material default thereof.

4.21

Broker Fees. Except as set forth on the Company Disclosure Schedule with respect to fees payable to KippsDeSanto & Co., which shall constitute Closing Costs paid by the Sellers at the Closing, neither the Sellers nor any of the Acquired Companies has any Liability to pay any fees or commissions to any broker, finder, or agent with respect to the Transactions for which Buyer could become liable or obligated.

4.22

Inventory. All inventory of the Acquired Companies consists of a quality and quantity usable and salable in the Ordinary Course of Business, except for obsolete, damaged, defective or slow-moving items that have been written off or written down to fair market value or for which adequate reserves have been established. All such inventory is owned by the Acquired Companies free and clear of all Liens except Permitted Liens, and no inventory is held on a consignment basis.

4.23

Product Warranties. Each of the products sold and services provided by the Acquired Companies meets, in all material respects, all applicable standards for quality and workmanship prescribed by Law. No warranty claims outside the Ordinary Course of Business have been made within the five (5) year period prior to the date hereof against any of the Acquired Companies in connection with the Business. There exists no pending or, to the Knowledge of the Sellers, threatened Proceeding alleging product liability or warranty claims by or before any court or Government Entity relating to any product or service alleged to have been distributed, completed or sold by any Acquired Company.

26

4.24

Accounts Receivable. All accounts receivable that are reflected on the Financial Statements and the Latest Balance Sheet represent valid obligations arising from sales actually made or services actually performed by the Acquired Companies in the Ordinary Course of Business. To the Knowledge of the Sellers, there is no contest, claim, defense or right of setoff with regard to any such account receivable. To the Knowledge of the Sellers, no Acquired Company has received any payments from customers or other third parties who have declared bankruptcy or had insolvency Actions instituted against it or will declare bankruptcy or have insolvency Actions instituted against it, within the applicable preference period under applicable Law.

4.25

Disclaimer of the Acquired Companies. Except as otherwise specifically provided in ARTICLE III or this ARTICLE IV (as modified by the Disclosure Schedules), the Purchased Shares are being acquired WITHOUT ANY OTHER EXPRESSED OR IMPLIED WARRANTY and neither the Sellers, the Acquired Companies nor any directors, managers, partners, officers, employees, equityholders, optionholders, agents, Affiliates or Representatives thereof, nor any other Person, has made or shall be deemed to have made any representation or warranty to Buyer, express or implied, at Law or in equity, with respect to the Sellers, the Acquired Companies, the Business or the assets, Liabilities, results of operations or financial condition of the Acquired Companies, including any representations and warranties as to the accuracy or completeness of any Evaluation Material or any other information provided to Buyer or any of its Affiliates or Representatives pursuant to the Confidentiality Agreement or as to the future sales, revenue, profitability or success of the Business, or any representations or warranties arising from statute or otherwise in Law, from a course of dealing or a usage of trade. All such other representations and warranties are expressly disclaimed by the Sellers.

Article V
COVENANTS AND OTHER AGREEMENTS

5.1

Conduct of Business. From and after the date hereof and prior to the Closing Date, and except (i) as required by Law (provided, that any Party availing itself of such exception must first consult with the other Party), (ii) as may be agreed in writing by the Sellers and Buyer, or (iii) as expressly contemplated by the Transaction Documents:

(a)

The Sellers and the Company covenant and agree with Buyer that the Business shall be conducted only in, and that the Acquired Companies shall not take any action except in, the Ordinary Course of Business; and subject to the terms of this Agreement, the Company and the Sellers agree with Buyer to, and the Sellers agree to cause the Company to, (i)  use reasonable efforts to preserve intact the business organizations and goodwill of the Acquired Companies and maintain their assets and properties in good operating condition, repair and continued maintenance, (ii) pay or perform its material Liabilities when due, (iii) use commercially reasonable efforts to retain the services of the officers and key employees of the Acquired Companies and maintain the relationships and goodwill of the Acquired Companies with their respective customers and suppliers and others with which it has business relationships, (iv) comply with applicable Laws, and (v) maintain insurance coverage consistent with the Ordinary Course of Business.

(b)

The Sellers and the Company agree that between the date hereof and the Closing Date, except as contemplated by the Transaction Documents or to facilitate the consummation of the transactions contemplated thereunder, the Sellers and the Company shall not permit the Acquired Companies to:

27

(i)

split, combine, redeem, repurchase or reclassify any of the Acquired Companies’ capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for, shares of the Acquired Companies’ capital stock, or grant any options or grant any depositary receipts for shares of the Acquired Companies’ capital stock;

(ii)

except as required pursuant to existing employment agreements or Employee Plans or Employee Benefit Arrangements in effect prior to the execution of this Agreement, or as otherwise required by Law, (A) materially increase the compensation, severance or other benefits payable or to become payable to the directors, officers or employees, or former employees of any of the Acquired Companies, or (B) establish, adopt, enter into, amend or terminate any collective bargaining agreement, plan, trust, fund, policy or arrangement for the benefit of any current or former directors, officers or employees of any of the Acquired Companies, or any of their beneficiaries;

(iii)

enter into or make any loans to any of the officers, directors, employees, agents or consultants of any of the Acquired Companies or any Affiliates of any such Persons (other than loans or advances in the Ordinary Course of Business) or make any change in its existing borrowing or lending arrangements for or on behalf of any of such Persons, except as required by the terms of any Employee Plan or Employee Benefit Arrangement in effect prior to the execution of this Agreement;

(iv)

materially change accounting policies or procedures or any of its methods of reporting income, deductions or other material items for income Tax purposes, except as required by GAAP or applicable Law;

(v)

authorize, propose or announce an intention to authorize or propose, or enter into agreements with respect to, any mergers, consolidations or business combinations or material acquisitions of assets (other than the purchase of inventory in the Ordinary Course of Business) or securities;

(vi)

adopt any amendments to the organizational documents of any Acquired Company;

(vii)

issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of an Acquired Company or any securities convertible into or exchangeable for any such shares;

(viii)

incur, assume, guarantee, or otherwise become liable for any Indebtedness, except for Indebtedness incurred in the Ordinary Course of Business not in excess of $75,000;

(ix)

form or cause to be formed any other subsidiary;

(x)

make any loans, advances or capital contributions to, or investments in, any other Person (other than in the Ordinary Course of Business);

28

(xi)

sell, lease, license, transfer, exchange or swap, mortgage or otherwise encumber (including securitizations), or subject to any Lien or otherwise dispose of, any of its properties or assets, except (A) in the Ordinary Course of Business or (B) pursuant to existing agreements in effect prior to the execution of this Agreement;

(xii)

enter into, modify, amend, terminate or waive any rights under any Material Contract in any material respect outside the Ordinary Course of Business;

(xiii)

settle any Action other than in the Ordinary Course of Business involving solely money damages not in excess of $75,000;

(xiv)

take (or authorize or permit any other Person to take) or suffer any action that would have required disclosure pursuant to Section 4.5 had such action occurred on or prior to the date hereof (but after the date of the Latest Balance Sheet); or

(xv)

authorize, commit to or agree, in writing or otherwise, to take any of the foregoing actions.

5.2

No Solicitation. Each of the Sellers and the Company agrees that, through the earlier of the Closing Date or the termination of this Agreement in accordance with ARTICLE VII, such Party shall not, and such Party shall cause its respective Representatives and Affiliates not to, directly or indirectly (i) solicit, initiate, encourage (including by way of furnishing non-public information), facilitate or induce any inquiry with respect to, or the making, submission or announcement of, any Alternative Proposal, (ii) participate in any discussions, negotiations or other communications regarding, or furnish to any Person any non-public information with respect to, any Alternative Proposal or in response to any inquiries or proposals that would reasonably be expected to lead to any Alternative Proposal, (iii) engage in discussions, negotiations or other communications, or otherwise cooperate in any way, with any Person with respect to any Alternative Proposal, except to notify such Person as to the existence of the provisions of this Section 5.2, (iv) approve, endorse or recommend any Alternative Proposal, or (v) consummate or effect, or enter into any letter of intent, agreement, commitment or similar document providing for, any Alternative Proposal. The Sellers and the Company shall immediately terminate, and shall cause their respective Representatives and Affiliates to immediately terminate, all discussions or negotiations, if any, that are ongoing as of the date hereof with any third party with respect to an Alternative Proposal. The Sellers and the Company shall notify Buyer promptly if any such Alternative Proposal, or any inquiry or other contact with any Person with respect thereto, is made. As used in this Agreement, “Alternative Proposal” shall mean any proposal or offer made by any Person for the direct or indirect acquisition by any Person of any stock or assets of one or both of the Acquired Companies, except for the sale of inventory of an Acquired Company in the Ordinary Course of Business.

29

5.3

Access. From the date hereof through the earlier of the Closing Date or the termination of this Agreement in accordance with ARTICLE VII, the Company shall, and the Sellers shall cause the Company to, afford to Buyer and to its Representatives reasonable access during normal business hours, throughout the period from the date hereof until the Closing, to the Acquired Companies’ assets, properties, contracts, commitments, documents, books and records, employees and Representatives, including to permit Buyer and its Representatives to make such inspections as it may reasonably require, and shall use its reasonable best efforts to cause the Representatives of the Sellers and the Acquired Companies to furnish promptly to Buyer or its Representatives such additional data and other information as to the Acquired Companies’ business, assets, property and operations as Buyer or its Representatives may from time to time reasonably request, except that nothing herein shall require the Sellers or the Acquired Companies to disclose any information that, as determined in the reasonable discretion of the Sellers, acting in good faith, (a) would cause a risk of a loss of privilege to the Party disclosing such data or information, or (b) would constitute a violation of applicable Laws, unless such information is disclosed pursuant to a joint defense agreement entered into with Buyer. The information observed or learned of by, or otherwise communicated to, Buyer and its Representatives pursuant to this Section 5.3 shall be subject to Section 5.12.

5.4

Notification of Certain Matters. From the date hereof through the earlier of the Closing Date or the date of termination of this Agreement in accordance with ARTICLE VII, the Sellers shall give prompt notice to Buyer, and Buyer shall give prompt notice to the Sellers, of (a) the occurrence of any event known to it which would reasonably be expected to, individually or in the aggregate, (i) in the case of the Sellers, result in a Company Material Adverse Change or Seller Material Adverse Change, or, in the case of Buyer, significantly impair or delay the consummation of the transactions contemplated hereby or by any Transaction Document, or (ii) cause any condition set forth in ARTICLE VI to be unsatisfied at any time prior to the Closing Date or incapable of being satisfied or delay or frustrate the Closing in any respect; (b) any Action or Proceeding pending or, to the Knowledge of the Sellers or the Knowledge of Buyer (as the case may be), threatened, which questions or challenges the validity of this Agreement or seeks to enjoin the consummation of the transactions contemplated hereby; or (c) any fact or circumstance that would result in any breach or inaccuracy of any of such Party’s representations and warranties under this Agreement; provided, however, that the delivery of any notice pursuant to this Section 5.4 shall not (A) qualify, modify, amend or otherwise affect any representations, warranties, covenants or other agreements of any party hereto set forth in this Agreement, any Transaction Document, or any certificate or other instrument delivered in connection with the transactions contemplated hereby and the other transactions contemplated hereby or thereby, (B) amend or otherwise affect the Disclosure Schedules hereto, (C) waive any applicable closing condition, or (D) limit or otherwise affect the remedies available hereunder to the party receiving such notice, nor shall the party giving such notice be prejudiced with respect to any such matters solely by virtue of having given such notice.

5.5

Efforts; Regulatory Approvals.

(a)

Each of the Parties agrees to use its commercially reasonable efforts to prepare and file as promptly as practicable all documentation to effect all necessary filings, notices, consents, waivers, approvals, authorizations, Permits or Orders from all applicable Government Entities and otherwise to cause each of the conditions to Closing set forth in ARTICLE VI to be satisfied as soon as reasonably practicable. In furtherance and not in limitation of the foregoing, each Party agrees to supply as promptly as reasonably practicable any additional information and documentary material that may be requested by any Government Entity pursuant to applicable Laws.

30

(b)

Further, and without limiting the generality of the rest of this Section 5.5, each of the Parties shall reasonably cooperate with each other in connection with any filing or submission and in connection with any investigation or other inquiry and shall promptly (i) furnish to the other such necessary information and reasonable assistance as the other Parties may request in connection with the foregoing, (ii) inform the other of any communication received from or given to any Government Entity or any material communication received from or given to a customer, supplier or other vendor relating to any regulatory approval or review by any Government Entity, and (iii) provide counsel for the other Parties with copies of all correspondence between such Party (and its advisors) with any Government Entity and any other information supplied by such Party and such Party’s Affiliates to a Government Entity or received from such a Government Entity in connection with the transactions contemplated by this Agreement; provided, however, that materials may be withheld or redacted as necessary to comply with contractual arrangements and with applicable Law, and as necessary to address reasonable attorney-client or other privilege or confidentiality concerns. Each Party shall, subject to applicable Law, permit counsel for the other Parties to review in advance, and consider in good faith the views of the other parties in connection with, any proposed written communication to any Government Entity or, in the case of any proceedings by a private party, any other Person, in connection with the transactions contemplated hereby. The Parties shall consult with each other if practicable in advance of any meeting, discussion, telephone call or conference with any Government Entity or, in connection with any proceeding by a private party, with any other Person, and to the extent not expressly prohibited by the Government Entity or Person, applicable Law or any Contract of the Acquired Companies, give the other Party the opportunity to attend and participate in such meetings and conferences, in each case, regarding the transactions contemplated hereby; provided, however, that a Party may prohibit the other Party from attending any such meeting or conference where commercially sensitive or privileged information may be discussed.

(c)

Each Party shall not, and shall cause each of its respective Affiliates not to, take any action which is intended to or which would reasonably be expected to adversely affect the ability of any of the Parties from obtaining (or cause delay in obtaining) any necessary approvals or clearances of any Government Entity required for the transactions contemplated hereby, from performing its covenants and agreements under this Agreement, or from consummating the transactions contemplated hereby. Each Party and its respective Affiliates shall not directly or indirectly extend any waiting period under applicable Laws or enter into any agreement to delay or not to consummate the transactions contemplated by this Agreement except with the prior written consent of the other Party. Notwithstanding anything contained herein, Buyer shall be under no obligation (i) to sell, divest, license or dispose of any assets or businesses of Buyer (or its Affiliates) or the Acquired Companies, (ii) to enter into any agreement to take or commit to take actions that limit Buyer or its Affiliates’ freedom of action with respect to, or their ability to retain, any of the business, product lines or assets of Buyer (or its Affiliates) or the Acquired Companies, or (iii) to institute or defend any Action or Proceeding, including appeals, asserted in or before any Government Entity by any Party.

31

5.6

Financial Statements. No later than twenty (20) days after the completion of each fiscal month following the date hereof and prior to the Closing Date, the Company shall (and the Sellers shall cause the Company to) deliver to Buyer an unaudited balance sheet of the Acquired Companies as of the last day of such month, together with the related unaudited statements of income, stockholder’s equity and cash flows (including the related notes, if any) in accordance with the format used by the Company for the Interim Financial Statements (the “Monthly Financial Statements”). As used herein, and for purposes of, the representation under Section 4.4 (including for purposes of the “bring down” of such representation) the term “Financial Statements” shall be deemed to include any Monthly Financial Statement delivered pursuant to this Section 5.6.

5.7

Transition. The Sellers will not take any action after the Closing that is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier, or other business associate of the Acquired Companies from maintaining the same business relationships with the Acquired Companies after the Closing as it maintained prior to the Closing.

5.8

Noncompetition and Nonsolicitation.

(a)

Each Seller hereby agrees that for a period beginning on the Closing Date and ending three (3) years after the Closing Date, such Seller will not, and will cause its Affiliates not to, at any time directly or indirectly (other than ownership as a passive investor of less than 2% of the voting stock of a company listed on a national stock exchange):

(i)

own, manage, operate, finance, control, act as consultant to or participate in the ownership, management, operation, financing, or control of, or otherwise have an interest in any business that competes, or has the intention of using such Seller or such Affiliate to compete, anywhere in the world, with the Business;

(ii)

sell or solicit the sale of any product or service of any Person in existence or under development that competes with or is intended to compete with any products or services of the Business anywhere in the world; and

(iii)

whether for such Seller’s or its Affiliate’s own account or for the account of any other Person, intentionally interfere with the relationship of the Company with, or endeavor to entice away from any of them, any Person or entity who, during the period of twelve months prior to the Closing Date, is or was a customer, supplier, vendor or client of, and who is engaged in ongoing business with, the Company with respect to the Business.

(b)

Each Seller hereby agrees that for a period of two (2) years from the Closing Date, such Seller will not, and will cause its Affiliates not to, at any time except as expressly permitted by Buyer or its successors or assigns in advance in writing, directly or indirectly, solicit any employee of any Acquired Company as of the Closing Date (the “Restricted Persons”) to leave the employ of Buyer or any of its Affiliates or hire any Restricted Person, or attempt to hire any Restricted Person in any capacity; provided, however, that, the foregoing shall not prohibit (i) a general solicitation to the public by general advertising or similar methods of solicitation (including by search firms) not specifically directed at the Restricted Persons, or (ii) the hiring or solicitation of any Restricted Person who has ceased to be employed by, or provide services to, Buyer or its Affiliates.

32

(c)

If it is judicially determined, in a final, non-appealable judgment, that a Seller or any of its Affiliates has violated any of such Seller’s obligations hereunder, then the period of the covenants contained herein automatically will be extended by a period of time equal in length to the period during which such violation(s) occurred. Each Seller acknowledges and agrees that Buyer’s remedies at law for any breach of any of such Seller’s obligations hereunder would be inadequate, and agree and consent that, in addition to any other relief available to Buyer at law or in equity, temporary and permanent injunctive relief may be granted in a proceeding brought to enforce any provision hereof without the necessity of proof of actual damage or the posting of a bond or other security. The foregoing will not in any way relieve Buyer of the burden of proving that a breach by the Sellers of their respective obligations hereunder occurred. If a court of competent jurisdiction finds the time limits or geographic provisions hereof to be so burdensome as to be unenforceable, then the time and/or geographic limitations will be reduced to such extent as is necessary to enable the court to enforce the intention of the restrictive covenants contained herein.

5.9

Release. Effective as of the Closing, each Seller, on its own behalf and on behalf of its successors, assigns and Affiliates does hereby irrevocably, unconditionally, voluntarily, knowingly, fully, finally and completely forever release and discharge each Acquired Company and its Affiliates, successors, assigns and predecessors and their present and former owners, representatives, successors and assigns, individually and collectively, but specifically excluding Buyer (each, a “Released Party”), from, against and with respect to any and all actions, accounts, causes of action, complaints, charges, covenants, contracts, liabilities, obligations, defenses, duties, executions, fees, injuries, interest, judgments, liabilities, penalties, promises, reimbursements, remedies, suits, sums of money, and torts, of whatever kind or character, whether in law, equity or otherwise, direct or indirect, fixed or contingent, foreseeable or unforeseeable, liquidated or unliquidated, known or unknown, matured or unmatured, absolute or contingent, determined or determinable, that such Seller or owners, representatives, successors, assigns and Affiliates ever had or now has, or may hereafter have or acquire, against the Released Parties that arise out of or in any way relate, directly or indirectly, to any matter, cause or thing, act or failure to act whatsoever occurring at any time on or prior to the Closing Date, including such Seller’s ownership of the shares in the Company or the ownership, operation, business, affairs, management, prospects or financial condition of the Acquired Companies. Notwithstanding the foregoing, (a) this Section 5.9 shall not release any Released Party from any future obligation set forth in this Agreement or any applicable Transaction Documents, and (b) with respect to any Covered Persons, all rights of such Covered Persons expressly provided for in Section 5.16 shall be unaltered, unimpaired and otherwise unaffected by this Section 5.9, and shall remain in full force and effect and are not released or limited, as applicable, hereby.

5.10

Financing Matters.

(a)

The Buyer shall use its good faith efforts to obtain the Financing. In order to assist with Buyer obtaining the Financing, the Sellers shall, and shall cause the Acquired Companies to, at the sole cost and expense of Buyer, provide such reasonable assistance and cooperation as Buyer and its Affiliates and Representatives may reasonably request, including, but not limited to, assistance in the preparation of any offering memorandum or similar document, assisting with initial purchasers or placements agents, making senior management of the Acquired Companies reasonably available for customary “roadshow” presentations and cooperation with prospective lenders in performing their due diligence, entering into customary agreements with underwriters, initial purchasers or placement agents, and entering into other definitive financing documents or other requested certificates or documents, including a customary certificate of the chief financial officer of the Company with respect to solvency matters, comfort letters of accountants, legal opinions and title documentation.

33

(b)

Buyer shall promptly (i) furnish to the Sellers copies of all written commitment letters, letters of intent, or other agreements in principle with respect to all debt or equity financing reasonably expected to be obtained in connection with the Financing, and (ii) advise the Sellers orally and, if requested by the Sellers, in writing of (A) any significant change in the status of any such financing arrangements, or (B) to the Knowledge of Buyer, any other event which could reasonably be expected to materially delay or prevent the consummation of the Financing. Buyer shall promptly provide the Sellers with copies of any written changes or termination of the commitments described in clause (i) and any written commitments for alternate financing.

5.11

Disclosure Schedule Updates. From time to time prior to the Closing, Sellers shall have the right (but not the obligation) to supplement or amend the Company Disclosure Schedules with respect to any matter hereafter arising or of which the Sellers become aware after the date hereof, which, if existing, occurring or known at the date of this Agreement, would have been required to be set forth or described in the Company Disclosure Schedules (each a “Schedule Supplement”). Any disclosure in any such Schedule Supplement shall not be deemed to have cured any inaccuracy in or breach of any representation or warranty contained in this Agreement, including for purposes of the indemnification or termination rights contained in this Agreement or of determining whether or not the conditions set forth in ARTICLE VI have been satisfied; provided, however, that if Buyer has the right to, but do not elect to, terminate this Agreement within five (5) Business Days of its receipt of such Schedule Supplement, then Buyer shall be deemed to have irrevocably waived any right to terminate this Agreement with respect to such matter and, further, shall have irrevocably waived its right to indemnification under ARTICLE VII with respect to such matter.

5.12

Public Announcements; Confidentiality.

(a)

None of the Sellers or Buyer shall make, or permit any agent or Affiliate to make, any public statements, including any press releases, with respect to this Agreement and the Transactions without the prior written consent of the other (which consent shall not be unreasonably withheld or delayed), except as may be required by any applicable Law or Order, in which case the Party required to make the release or announcement shall allow the other Party reasonable time to comment on such release or announcement in advance of such issuance. Buyer and the Sellers shall jointly agree on the content and substance of all public announcements concerning the Transactions. Notwithstanding the foregoing, the Parties agree that an announcement of the Transactions to the employees shall be made after trading has closed on the Nasdaq Capital Market on a Business Day to be mutually agreed upon by the Sellers and Buyer, and that the Form 8-K and press release associated with the Transactions shall be filed and released prior to the opening of trading on the Nasdaq Capital Market on the following Business Day.

34

(b)

The Parties acknowledge that the information being provided to one another in connection with the Transactions (including the terms and conditions of this Agreement and the other Transaction Documents) is subject to the terms of the Confidentiality Agreement, the terms of which are incorporated herein by reference. Buyer agrees that it will only use and disclose the Transferred Information disclosed to it by the Acquired Companies and the Sellers in connection with the Transactions or as otherwise permitted by applicable Privacy Laws.

(c)

If Buyer determines based on the advice of counsel that it is required by applicable Law to file the Disclosure Schedules, Buyer shall submit a confidential treatment request under Rule 406 of the Securities Act and Rule 24b-2 of the Exchange Act with respect to any information reasonably identified by Sellers as sensitive and confidential. To the extent such treatment is denied by the SEC, Buyer shall be permitted to file the Disclosure Schedules without any redaction which has been so denied.

5.13

Litigation Support. In the event and for so long as any Party actively is contesting or defending against any third party Action or Proceeding in connection with (a) the Transactions; or (b) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction involving the Acquired Companies or the Sellers, Buyer agrees to (i) cooperate with the contesting or defending party and its counsel; (ii) make available any employee then employed by Buyer to provide testimony, to be deposed, to act as witnesses and to assist counsel; and (iii) provide access to the books and records as shall be necessary in connection with the defense or contest, all at the sole cost and expense of the contesting or defending party.

5.14

Employee Matters.

(a)

For a period of ninety (90) days after the Closing Date, Buyer shall not terminate Business Employees in such numbers as would trigger any Liabilities under the Worker Adjustment, Retraining and Notification Act, 29 U.S.C. § 2101, et seq. (“WARN”) or any state plant closing or other severance Law. Buyer shall, and shall cause the Acquired Companies to, comply with any notice or filing requirements under WARN and any state plant closing or other severance Law occurring on or after the Closing Date. The Acquired Companies shall provide Buyer at Closing with a list of all employment terminations for the ninety (90) days prior to the Closing Date, and for each employment termination, the Acquired Companies shall provide the employee’s name, date of termination and location of employment.

(b)

From and after the Closing Date, Buyer shall, and shall cause the Acquired Companies to, honor (without modification) each written Contract between the Acquired Companies and any Business Employee that (i) existed as of the date hereof; and (ii) is set forth on the Company Disclosure Schedule.

(c)

During the twelve (12) month period commencing at the Closing Date, Buyer shall provide, or shall cause the Acquired Companies to provide, to any Business Employee compensation and benefits, including the Employee Plans and Employee Benefit Arrangements, that are in the aggregate, substantially comparable to and no less favorable than the compensation and benefits being provided to Business Employees as of the date of this Agreement; provided that nothing herein shall prohibit Buyer from replacing any such existing Employee Plan or Employee Benefit Arrangement with a plan, policy program or arrangement which provide such Business Employees with benefits that are in the aggregate substantially comparable to and no less favorable than the benefits that would have been provided under such existing Employee Plan or Employee Benefit Arrangement.

35

(d)

Without limiting the generality of Section 5.14(c), Buyer shall cause any employee benefit plan, policy, program or arrangement as may be maintained for Business Employees from time to time following the Closing Date (including plans, policies, programs or arrangements providing severance benefits and vacation entitlement), to credit such Business Employees with their service performed for the Acquired Companies prior to Closing as service with Buyer or the Acquired Companies, as the case may be, for purposes of determining eligibility to participate, vesting and benefit accruals. Such service also shall apply for purposes of satisfying any waiting periods, evidence of insurability requirements, or the application of any preexisting condition limitations. Buyer shall also honor, or cause the Acquired Companies, as the case may be, to honor, all vacation, personal and sick days accrued by the Business Employees under the Employee Plans and Employee Benefit Arrangements immediately prior to the Closing Date.

(e)

Without limiting the generality of Section 5.14(c), Buyer shall cause the Acquired Companies to honor, in accordance with their terms, and shall, or shall cause the Acquired Companies to, make required payments when due under, all Employee Plans and Employee Benefit Arrangements maintained or contributed to by the Acquired Companies or to which the Acquired Companies are a party (including employment, incentive and severance agreements and arrangements), that are applicable with respect to any Business Employee or any director of any Acquired Company (whether current, former or retired) or their beneficiaries; provided that the foregoing shall not preclude Buyer or the Acquired Companies from amending or terminating any Employee Plan or Employee Benefit Arrangement in accordance with its terms.

5.15

Record Retention. The Parties agree that for a period of five (5) years after the Closing Date, or for a longer period if required by applicable Law, without the prior written consent of the Sellers, neither Buyer nor any of its Affiliates shall dispose of or destroy any of the books and records purchased hereunder which may be relevant to any legal, regulatory or Tax audit, investigation, inquiry or requirement of any of the Sellers without first offering such records to the Sellers.

5.16

Indemnification of Directors and Officers; Insurance.

(a)

Buyer agrees that all rights to indemnification, advancement of expenses and exculpation now existing in favor of each individual who, as of the Closing Date, is a current or former director or officer of the Acquired Companies (collectively, the “Covered Persons”) pursuant to the respective charter documents, bylaws, limited liability company operating agreements, individual indemnity agreements, board resolutions or otherwise, shall survive the Closing and shall continue in full force and effect in accordance with their terms for a period of not less than six years from the Closing Date. Following the Closing, neither Buyer nor the Acquired Companies shall amend, repeal or otherwise modify such arrangements in any manner that would adversely affect the rights of the Covered Persons thereunder.

36

(b)

Buyer shall cause the Acquired Companies to honor, to the fullest extent permitted by applicable Law, all of the obligations of the Acquired Companies to indemnify (including any obligations to advance funds for expenses) the Covered Persons to the extent that such obligations of the Acquired Companies exist on the Closing Date, whether pursuant to charter documents, bylaws or limited liability company operating agreements of the Acquired Companies, individual indemnity agreements, board resolutions or otherwise, and such obligations shall survive the Closing and shall continue in full force and effect in accordance with the terms of such arrangements until the expiration of the applicable statute of limitations with respect to any claims; provided that such indemnification rights shall not apply to any Covered Person with respect to any Liability for which such Covered Person is obligated to indemnify Buyer under ARTICLE VII of this Agreement.

(c)

In the event that Buyer, the Acquired Companies or any of their respective successors or assigns after the Closing Date (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger; or (ii) transfers or conveys all or a substantial portion of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Buyer, the Acquired Companies or of their respective successors or assigns assume the obligations of Buyer and/or the Acquired Companies or their respective successors or assigns as contemplated by this Section 5.16.

(d)

Buyer and/or the Acquired Companies or their respective successors or assigns shall pay all reasonable expenses, including, without limitation, reasonable attorneys’ fees, that may be incurred by any Covered Person in enforcing the indemnity and other obligations provided in this Section 5.16. The provisions of this Section 5.16 shall survive the consummation of the Closing and expressly are intended to benefit each of the Covered Persons. Notwithstanding anything to the contrary, it is agreed that the rights of a Covered Person under this Section 5.16 shall be in addition to, and not a limitation of, any other rights such Covered Person may have under the charter documents, bylaws or limited liability company operating agreements of the Acquired Companies, individual indemnity agreements, board resolutions or otherwise, and nothing in this Section 5.16 shall have the effect of, or be construed as having the effect of, reducing the benefits to the Covered Persons under such arrangements.

(e)

Buyer hereby acknowledges that the Covered Persons may have certain rights to indemnification, advancement of expenses and/or insurance provided by other Persons. Buyer hereby agrees (i) that the Acquired Companies are the indemnitors of first resort (i.e., their obligations to the Covered Persons are primary and any obligation of such other Persons to advance expenses or to provide indemnification for the same expenses or Liabilities incurred by any such Covered Person are secondary); (ii) that the Acquired Companies shall be required to advance the full amount of expenses incurred by any Covered Person and shall be liable for the full indemnifiable amounts, in each case in accordance with the indemnification obligations described in this Section 5.16, without regard to any rights any such Covered Person may have against any such other Person; and (iii) that Parties irrevocably waives, relinquishes and releases (and shall cause the Acquired Companies to irrevocably waive, relinquish and release) such other Persons from any and all claims against any such other Persons for contribution, subrogation or any other recovery of any kind in respect thereof. Each of Buyer and the Acquired Companies further agrees that no advancement or payment by any of such other Persons on behalf of any such Covered Persons with respect to any claim for which such Covered Person has sought indemnification from the Acquired Companies shall affect the foregoing.

37

5.17

Acknowledgement of Personal Property. The Parties acknowledge and agree that the personal property set forth on Schedule 5.17 is personal property owned by a Seller or its Affiliates and that such Seller or its Affiliates shall be entitled to remove such personal property from the premises of the Acquired Companies.

5.18

Tax Matters.

(a)

Tax Periods Ending on or Before the Closing Date. Buyer shall prepare or cause to be prepared and file or cause to be filed all Tax Returns for the Acquired Companies for all periods ending on or prior to the Closing Date (“Pre-Closing Tax Period”) that are filed after the Closing Date. Such Tax Returns shall be prepared consistently with the past practice of the Acquired Companies, unless otherwise required by applicable Law. Buyer shall permit Sellers to review and comment on each such Tax Return described in the preceding sentence prior to filing and shall accept all comments that are reasonable. The Sellers, jointly and severally, shall reimburse Buyer for Taxes of the Acquired Companies with respect to such periods within five (5) days of payment by Buyer or the Acquired Companies of such Taxes, except to the extent such Taxes are taken into account in the adjustments contemplated under Sections 1.5 through 1.8 (for the avoidance of doubt, the Sellers’ obligation to reimburse Buyer under this Section 5.18(a) shall not be limited under the terms of ARTICLE VII).

(b)

Tax Periods Beginning Before and Ending After the Closing Date. Buyer shall prepare or cause to be prepared and file or cause to be filed any Tax Returns of the Acquired Companies for Tax periods that begin before the Closing Date and end after the Closing Date (a “Straddle Tax Period”). Such Tax Returns shall be prepared consistently with the past practice of the Acquired Companies unless otherwise required by applicable Law. Buyer shall permit Sellers to review and comment on each such Tax Return described in the preceding sentence prior to filing and shall accept all comments that are reasonable. The Sellers, jointly and severally, shall reimburse Buyer within five (5) days of the date on which Taxes are paid with respect to such periods an amount equal to the portion of such Taxes which relates to the portion of such taxable period ending on the Closing Date, except to the extent such Taxes are taken into account in the adjustments contemplated under Sections 1.5 through 1.8 (for the avoidance of doubt, the Sellers’ obligation to reimburse Buyer under this Section 5.18(b) shall not be limited under the terms of ARTICLE VII). For purposes of this Section 5.18, in the case of any Taxes that are imposed on a periodic basis and are payable for a taxable period that includes (but does not end on) the Closing Date, the portion of such Tax which relates to the portion of such taxable period ending on the Closing Date shall (i) in the case of any Taxes other than the Taxes based upon or related to income or receipts, be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction the numerator of which is the number of days in the taxable period ending on the Closing Date and the denominator of which is the number of days in the entire taxable period, and (ii) in the case of any Tax based upon or related to income or receipts be deemed equal to the amount which would be payable if the relevant taxable period ended on the Closing Date. For purposes of this Section 5.18, in the case of any Tax credit relating to a taxable period that begins before and ends after the Closing Date, the portion of such Tax credit which relates to the portion of such taxable period ending on the Closing Date shall be the amount which bears the same relationship to the total amount of such Tax credit as the amount of Taxes described in (y) above bears to the total amount of Taxes for such taxable period.

38

(c)

Cooperation on Tax Matters.

(i)

Buyer, the Acquired Companies and the Sellers shall cooperate fully, as and to the extent reasonably requested by the other Party, in connection with the filing of Tax Returns pursuant to this Section 5.18 and any audit, Action or Proceeding, with respect to Taxes. Such cooperation shall include the retention and (upon the other Party’s request) the provision of records and information which are reasonably relevant to any such audit, Action or Proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Acquired Companies and the Sellers agree (A) to retain all books and records with respect to Tax matters pertinent to the Acquired Companies relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by Buyer or the Sellers, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (B) to give the other Party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if the other Party so requests, the Acquired Companies or the Sellers, as the case may be, shall allow the other Party to take possession of such books and records.

(ii)

Buyer and the Sellers further agree, upon request, to use their commercially reasonable efforts to obtain any certificate or other document from any Government Entity or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including with respect to the Transactions).

(d)

Amended Tax Returns.

(i)

Any amended Tax Return of any of the Acquired Companies or claim for Tax refund on behalf any of the Acquired Companies for any period ending on or prior to the Closing Date shall be filed, or caused to be filed, only by Sellers. The Sellers shall not, without the prior written consent of Buyer (which consent shall not be unreasonably withheld or delayed), make or cause to be made, any such filing, to the extent such filing, if accepted, reasonably might change the Tax Liability of Buyer for any period ending after the Closing Date.

(ii)

Any amended Tax Return of any Acquired Company or claim for Tax refund on behalf of an Acquired Company for any period ending after the Closing Date shall be filed, or caused to be filed, only by Buyer. Buyer shall not, without the prior written consent of Sellers (which consent shall not be unreasonably withheld or delayed), make or cause to be made, any such filing, to the extent such filing, if accepted, reasonably might change the Tax Liability of the Sellers for any period or portion thereof ending on or prior to the Closing Date.

39

(e)

Audits.

(i)

Buyer shall provide the Sellers with notice of any written inquiries, audits, examinations or proposed adjustments by the Internal Revenue Service (“IRS”) or any other taxing authority, which relate to any Pre-Closing Tax Periods within ten (10) days of the receipt of such notice. Sellers shall have the sole right to represent the interests of the Acquired Companies in any Tax audit or other proceeding relating to any Pre-Closing Tax Periods, to employ counsel of its choice at its own expense, and to settle any issues and to take any other actions in connection with such proceedings relating to such taxable periods; provided that the Sellers shall inform Buyer of the status of any such proceedings, shall provide Buyer (at Buyer’s cost and expense) with copies of any pleadings, correspondence, and other documents as Buyer may reasonably request and shall consult with Buyer prior to the settlement of any such proceedings and shall obtain the prior written consent of Buyer prior to the settlement of any such proceedings that could reasonably be expected to adversely affect Buyer in a material manner in any taxable period ending after the Closing Date, which consent shall not be unreasonably withheld or delayed; provided further that Buyer and counsel of its own choosing shall have the right to participate in, but not direct, the prosecution or defense of such proceedings at Buyer’s sole expense.

(ii)

Buyer and the Sellers shall provide each other with notice of any written inquiries, audits, examinations or proposed adjustments by the IRS or any other taxing authority that relate to any Straddle Tax Period within ten (10) days of the receipt of such notice. Buyer and the Sellers shall jointly control the conduct of any Tax audits or other proceedings relating to Taxes for a Straddle Tax Period, and neither Party shall settle any such Tax audit or other proceeding without the written consent of the other Party, which consent shall not be unreasonably withheld or delayed.

(iii)

Buyer shall have the right to control all other Tax audits or proceedings of the Acquired Companies. Buyer shall obtain the prior written consent of Sellers prior to the settlement of any such proceedings that could reasonably be expected to increase the Sellers’ Tax Liability for a Pre-Closing Tax Period, which consent shall not be unreasonably withheld or delayed.

(iv)

The Acquired Companies shall execute and deliver to the Sellers such powers of attorney and other documents as may be necessary or appropriate to give effect to the foregoing.

(f)

Certain Taxes. All transfer, documentary, sales, use, stamp, registration and other such transfer-related Taxes and fees (including any penalties and interest) incurred in connection with this Agreement shall be paid by the Sellers when due, and the Sellers will, at their own respective expense, file all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other such transfer Taxes and fees, and, if required by applicable Law, Buyer or the Acquired Companies will join in the execution of any such Tax Returns and other documentation.

40

(g)

Tax Covenants.

(i)

Buyer covenants that without obtaining the prior written consent of Sellers it will not, and will not cause or permit any Acquired Company or any Affiliate of Buyer, to (A) take any action on or after the Closing Date other than in the ordinary course of business that could give rise to any Tax Liability of the Sellers or any indemnification obligation of the Sellers under Section 7.1, or (B) make or change any material Tax election (including a Section 338(g) election), amend any Tax Return, take any Tax position on any Tax Return, or compromise or settle any Tax Liability, in each case if such action could have the effect of increasing the Tax Liability of the Sellers or reducing any Tax asset of any Acquired Company with respect to any Pre-Closing Tax Period or portion of a Straddle Tax Period ending on the Closing Date.

(ii)

After the Closing Date, Buyer and the Acquired Companies will not, without obtaining the written consent of Sellers, agree to the waiver or any extension of the statute of limitations relating to any Taxes of the Acquired Companies for any Pre-Closing Tax Period or any Straddle Tax Period.

(iii)

The Sellers shall have the right to (A) any Tax refunds received by any Acquired Company for any Pre-Closing Tax Period or portion of any Straddle Tax Period that ends on the Closing Date (except to the extent such amounts are taken into consideration in calculating the Net Working Capital) or (B) any credits against Taxes in lieu of refunds described in clause (A). Buyer shall pay such amounts to the Sellers no later than ten (10) days after the receipt by any such Acquired Company of such Tax refunds or credits. Buyer will cooperate with Sellers to prepare and file any Tax Returns required to claim Tax refunds that the Sellers are entitled to pursuant to this Section 5.18(g)(iii).

(h)

Payment of Company Tax Benefits. The Parties hereby agree and acknowledge that the Tax deductions associated with the Transaction Payments shall be for the sole benefit of the Sellers and shall be allocated to the applicable Pre-Closing Tax Periods ending on the Closing Date or portions of the applicable Straddle Tax Periods ending on the Closing Date, in each case to the extent permitted by applicable Law and that notwithstanding anything to the contrary in this Agreement, the Sellers shall be entitled to the benefits of each such Tax deduction. The method to compensate the Sellers for the benefit associated with Tax deductions that neither reduce amounts the Sellers would otherwise have to pay pursuant to Section 5.18(a) or Section 5.18(b), nor are reflected as a reduction in Taxes payable for purposes of determining Net Working Capital, is through the payment of the Company Tax Benefits. In the event that the Tax deductions associated with the Transaction Payments result in a net operating loss of any of the Acquired Companies for a Pre-Closing Tax Period ending on the Closing Date, such net operating loss shall, to the extent permitted by Law, be first carried back to all available prior Pre-Closing Tax Periods of such Acquired Company, as applicable, to claim refunds for any Taxes that were previously paid by the Acquired Companies in such Pre-Closing Tax Periods. Buyer shall pay or cause to be paid to the Sellers the amount of any Company Tax Benefits within ten (10) days after such Company Tax Benefits are actually realized or obtained. A Company Tax Benefit is actually realized or obtained only (i) upon the filing of a Tax Return (including a short period Tax Return) that shows a reduced Tax Liability or (ii) upon receipt of a Tax refund.

41

(i)

Tax Dispute Resolution Mechanism. Any dispute among the Parties involving Taxes arising under this Agreement shall be resolved as follows: (i) the Parties will in good faith attempt to negotiate a prompt resolution of the dispute; (ii) if the Parties are unable to negotiate a resolution of the dispute within thirty (30) days, the dispute will be submitted to the national office of a firm of independent accountants of nationally recognized standing reasonably satisfactory to Sellers and Buyer (the “Tax Dispute Accountant”); (iii) the Tax Dispute Accountant shall resolve the dispute, in a fair and equitable manner and in accordance with applicable Tax Law and the provisions of this Agreement, within thirty (30) days after the Parties have submitted the dispute to the Tax Dispute Accountant, whose decision shall be final, conclusive and binding on the Parties, absent fraud or manifest error; (iv) any payment to be made as a result of the resolution of a dispute shall be made, and any other action taken as a result of the resolution of a dispute shall be taken, on or before the fifth (5th) day following the date on which the dispute is resolved (except that if the resolution requires the filing of an amended Tax Return, such amended Tax Return shall be filed within thirty (30) days following the date on which the dispute is resolved); and (v) the fees and expenses of the Tax Dispute Accountant shall be paid by the Party who the Tax Dispute Accountant determines has derived the least benefit from the issues to be resolved by the Tax Dispute Accountant; provided that, (A) if the Parties are unable to agree on a national office of a firm of independent accountants of nationally recognized standing to act as Tax Dispute Accountant, Sellers and Buyer shall each select a national office of a firm of independent accountants of nationally recognized standing and such firms together shall select the national office of a firm of independent accountants of nationally recognized standing to act as the Tax Dispute Accountant; and (B) if any Party does not select a national office of a firm of independent accountants of nationally recognized standing within ten (10) days of written demand therefor by the other Party, the firm selected by the other Party shall act as the Tax Dispute Accountant.

5.19

Further Assurances. From and after the Closing, Buyer and the Sellers shall execute and deliver such further instruments of conveyance and transfer and take such other action as reasonably may be necessary to further effectuate the Transactions.

Article VI
CONDITIONS TO CLOSING; TERMINATION

6.1

Conditions to Each Party’s Obligations. The respective obligations of the Sellers, the Company and Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment (or written waiver by all Parties) at or prior to the Closing of the following conditions:

(a)

No Law shall be in place or have been enacted, entered, promulgated or enforced by any court or other tribunal or Government Entity of competent jurisdiction which prohibits the consummation of the transactions contemplated by this Agreement, and shall continue to be in effect; and

(b)

No Action or Proceeding shall be pending or threatened in writing before any Government Entity in which an unfavorable judgment would prevent consummation of the transactions contemplated by this Agreement, and no injunction or other Order preventing the consummation of the transactions contemplated by this Agreement shall have been issued and remain in effect.

6.2

Conditions to Obligation of the Sellers. The obligation of the Sellers and the Company to consummate the transactions contemplated by this Agreement is further subject to the fulfillment (or written waiver by the Sellers) of the following conditions:

42

(a)

Each of the representations and warranties of Buyer contained in this Agreement shall be true and correct (without giving regard to any materiality or Material Adverse Change qualifications set forth therein) as of the Closing Date with the same effect as though made on and as of the Closing Date except (i) that the accuracy of representations and warranties that by their terms speak as of the date of this Agreement or some other date will be determined as of such date and not as of the Closing Date and (ii) where any such failure of the representations and warranties in the aggregate to be true and correct would not reasonably be expected to significantly impair or delay the consummation of the transactions contemplated hereby; and

(b)

Buyer shall have performed and complied in all material respects with all of its obligations, covenants and agreements required by this Agreement to be performed or complied with by them at or prior to the Closing; and

(c)

Buyer shall have taken the actions required to be taken by Buyer pursuant to Section 1.10 and Section 1.11.

6.3

Conditions to Obligation of Buyer. The obligation of Buyer to consummate the transactions contemplated by this Agreement is subject to the fulfillment (or written waiver by Buyer) of the following conditions:

(a)

Each of the representations and warranties of the Sellers contained in this Agreement shall be true and correct (without giving regard to any materiality, Company Material Adverse Change, or Seller Material Adverse Change qualifications set forth therein) as of the Closing Date with the same effect as though made on and as of the Closing Date except (i) that the accuracy of representations and warranties that by their terms speak as of the date of this Agreement or some other date will be determined as of such date and not as of the Closing Date and (ii) where the failure to be so true and correct would not reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Change or Seller Material Adverse Change;

(b)

The Sellers and the Company shall have performed and complied in all material respects with all of their respective obligations, covenants and agreements required by this Agreement to be performed or complied with by it at or prior to the Closing Date;

(c)

The Sellers and the Company shall have taken the actions required to be taken by the Sellers and the Company pursuant to Section 1.9 and Section 1.11;

(d)

Between the date of this Agreement and the Closing Date, no change or event shall have occurred that has had or would be reasonably likely to have a Company Material Adverse Change or Seller Material Adverse Change;

(e)

Prior to the Closing, Buyer shall have obtained on terms and conditions acceptable to Buyer, in its sole and exclusive discretion, all of the financing it needs in order to purchase the Purchased Shares and to otherwise consummate the transactions contemplated by this Agreement (the “Financing”); and

43

(f)

Buyer shall have received the requisite stockholder approval for the Financing and/or the transactions contemplated by this Agreement, if required, either at a special meeting of stockholders or pursuant to a written stockholder consent.

6.4

Frustration of Closing Conditions. Neither the Sellers or Buyer may rely on the failure of any condition set forth in Section 6.1, Section 6.2, or Section 6.3, as the case may be (but specifically excluding Section 6.3(e)), to be satisfied if such failure was caused by such Party’s (or any of its Affiliates’) breach of this Agreement or failure to act in good faith or use its reasonable efforts to consummate the transactions contemplated by this Agreement.

6.5

Termination. Anything to the contrary in this Agreement notwithstanding, this Agreement may be terminated and the transactions contemplated by this Agreement abandoned at any time prior to the Closing:

(a)

by mutual written consent of the Sellers and Buyer;

(b)

by the Sellers, if any of Buyer’s representations and warranties contained in ARTICLE II of this Agreement shall fail to be true and correct or Buyer shall have breached or failed to perform in any material respect any of its covenants or other agreements contained in this Agreement, and such failure or breach would give rise to the failure of a condition set forth in Section 6.2(a) or Section 6.2(b) and has not been cured by the earlier of (i) the date that is thirty (30) days after the date that the Sellers have notified Buyer of such failure or breach and (ii) the Outside Date; provided, that the Sellers are not then in breach of any of their representations, warranties, covenants or agreements contained in this Agreement such that the conditions set forth in Section 6.3(a) or Section 6.3(b) would fail to be satisfied;

(c)

by Buyer, if any of the representations and warranties contained in ARTICLE III or ARTICLE IV of this Agreement shall fail to be true and correct or the Sellers shall have breached or failed to perform in any material respect any of their covenants or other agreements contained in this Agreement, and such failure or breach would give rise to the failure of a condition set forth in Section 6.3(a), Section 6.3(b), Section 6.3(c) or Section 6.3(d) and has not been cured by the earlier of (i) the date that is thirty (30) days after the date that Buyer has notified the Sellers of such failure or breach and (ii) the Outside Date; provided, that Buyer is not then in breach of any of its representations, warranties, covenants or agreements contained in this Agreement such that the conditions set forth in Section 6.2(a) or Section 6.2(b) would fail to be satisfied;

(d)

by the Sellers, on the one hand, or by Buyer, on the other hand, if the Closing shall not have occurred on or prior to December 31, 2016 (the “Outside Date”); provided, however, that the right to terminate this Agreement under this Section 6.5(d) shall not be available to any Party whose failure to perform any material covenant or obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Date;

(e)

by the Sellers, on the one hand, or by Buyer, on the other hand, if the Closing shall not have occurred on or prior to the Outside Date due to the failure of the condition set forth in Section 6.3(e) to have been satisfied;

44

(f)

by the Sellers, on the one hand, or by Buyer, on the other hand, if (x) at a special meeting of the stockholders of Buyer, if required, such stockholders do not approve of the Financing and/or the transactions contemplated by this Agreement, or (y) the Closing shall not have occurred on or prior to the Outside Date due to the failure of the conditions set forth in Section 6.3(f) to have been satisfied; or

(g)

by Buyer, if, after the date of this Agreement, any change or event shall have occurred that has had or would be reasonably likely to have a Company Material Adverse Change or Seller Material Adverse Change.

For purposes of clarity, if (x) the Closing shall not have occurred on or prior to the Outside Date, (y) the conditions set forth in Section 6.1, Section 6.3(a), (b), (c), and (d) have been satisfied, but (z) the conditions set forth in Section 6.3(e) or Section 6.3(f) have not been satisfied, any termination of this Agreement by the Sellers, on the one hand, or by Buyer, on the other hand, pursuant to Section 6.5(d) shall be deemed to be a termination pursuant to Section 6.5(e) or Section 6.5(f).

6.6

Effect of Termination. If this Agreement is terminated and the transactions contemplated by this Agreement are abandoned as described in Section 6.5, this Agreement shall become null and void and of no further force and effect, except for the provisions of Sections 5.12, 6.5, 6.6 and 6.7 and ARTICLE XI; provided, however, in the event this Agreement is terminated pursuant to Section 6.5(e) or Section 6.5(f), then Buyer shall reimburse the Sellers and the Company for all of their documented out of pocket expenses, including, without limitation, legal, accounting and travel expenses, up to Two Hundred Fifty Thousand Dollars ($250,000) within three (3) Business Days of the later of (x) the termination date or (y) the date all reasonable documentation evidencing such expenses has been delivered to Buyer. Nothing in this Section 6.6 shall be deemed to release any Party from any liability for fraud or a willful breach by such Party of the terms and provisions of this Agreement.

6.7

Notice of Termination. In the event of termination by the Sellers or by Buyer pursuant to Section 6.5, written notice of such termination shall be given by the terminating Party to the other Party(ies) to this Agreement, and such written notice shall specify the specific subsection(s) of Section 6.5 pursuant to which such terminating Party is terminating this Agreement.

Article VII
INDEMNIFICATIONS; SURVIVAL

7.1

Indemnification by Sellers. Subject to the terms, conditions and limitations of this ARTICLE VII, following the Closing, Buyer and each of its Affiliates, and each of their respective successors, assigns, officers, directors, managers, members, partners, equityholders, employees, Representatives and agents, shall be indemnified:

(a)

by the Sellers, severally (and not jointly), from and against any Loss suffered or incurred by any such Indemnified Person resulting from any breach of any representation or warranty of such Seller contained in ARTICLE III of this Agreement;

45

(b)

by the Sellers, severally (and not jointly), from and against any Loss suffered or incurred by any such Indemnified Person resulting from the breach of any post-Closing covenant of such Seller contained in this or any other Transaction Document to which such Seller is a party;

(c)

by the Sellers, jointly and severally, from and against any Loss arising or resulting from or based upon any breach of any representation or warranty regarding the Acquired Companies contained in ARTICLE IV of this Agreement as of the Closing Date;

(d)

by the Sellers, jointly and severally, from and against any Loss arising or resulting from or based upon any bonuses payable to any employees or independent contractors of any of the Acquired Companies and triggered by the Closing; and

(e)

by the Sellers, jointly and severally, from and against any Loss arising or resulting from or based upon any misclassification of any Person providing services to any of the Acquired Companies as independent contractors as opposed to “employees” for purposes of the Code and the treasury regulations promulgated thereunder.

provided that (x) there shall be no indemnification Liability under clause (a) or clause (c) above, unless (1) the Loss related to each individual claim or series of related claims arising thereunder for which indemnification Liability would, but for this proviso, exist exceeds Twenty Thousand Dollars ($20,000), and (2) the aggregate of all Losses arising under clause (a) or clause (c) above for which indemnification Liability would, but for this proviso, exist exceeds an amount equal to One Hundred Thirty-Five Thousand Dollars ($135,000), after which time only such Losses in excess of such amount will be recoverable by the Indemnified Parties and (y) the aggregate Liability under clause (a) or clause (c) above shall in no event exceed Two Million Seven Hundred Thousand Dollars ($2,700,000); provided further that the limitations set forth in clauses (x) and (y) above shall not apply to any Loss arising from actual fraud or intentional misrepresentations or from a breach of Section 3.1 (Power and Authorization), Section 3.3 (Capital Stock), Section 4.1 (Organization; Qualification; Corporate Power and Authorization), Section 4.2(a) (Capitalization) (sentences one and two only), Section 4.9 (Tax Matters), Section 4.15 (Employee Plans), and Section 4.21 (Broker Fees) (collectively, the “Fundamental Representations”). Notwithstanding anything herein to the contrary, except in the case of actual fraud, the aggregate liability of the Sellers under this Section 7.1 shall in no event exceed the Purchase Price.

7.2

Indemnification by Buyer. Subject to the terms, conditions and limitations of this ARTICLE VII, following the Closing, Buyer and the Acquired Companies, jointly and severally, shall indemnify the Sellers and each of their respective Affiliates, and each of their respective successors, assigns, officers, directors, managers, members, partners, equityholders, employees, Representatives and agents, and the Acquired Companies’ pre-Closing officers, directors, managers, members, partners, employees, Representatives and agents, against, and hold them harmless from, any Loss suffered or incurred by any such Indemnified Person arising or resulting from or based upon:

(a)

any breach of any representation or warranty of Buyer contained in contained in ARTICLE II of this Agreement;

46

(b)

the breach of any post-Closing covenant of Buyer or the Acquired Companies contained in this Agreement or any other Transaction Document; and

(c)

any post-Closing operations of the Acquired Companies and their Affiliates;

provided that (x) there shall be no indemnification Liability under clause (a) above, unless (1) the Loss related to each individual claim or series of related claims arising thereunder for which indemnification Liability would, but for this proviso, exist exceeds Twenty Thousand Dollars ($20,000), and (2) the aggregate of all Losses arising under clause (a) above for which indemnification Liability would, but for this proviso, exist exceeds an amount equal to One Hundred Thirty-Five Thousand Dollars ($135,000), after which time only such Losses in excess of such amount will be recoverable by the Indemnified Parties and (y) the aggregate Liability under clause (a) above shall in no event exceed Two Million Seven Hundred Thousand Dollars ($2,700,000); provided further that the foregoing limitation shall not apply to any Loss arising actual fraud or intentional misrepresentations or from a breach of Section 2.1 (Organization; Corporate Power and Authorization), and Section 2.3 (Broker Fees).

7.3

Losses Net of Insurance, Etc. Subject to the terms and conditions of this ARTICLE VII, following the Closing:

(a)

For purposes of determining (i) whether a breach of a representation or warranty exists solely for purposes of the indemnification provisions of this Agreement and (ii) the amount of Losses arising from such a breach for which the Indemnified Parties are entitled to indemnification under the indemnification provisions of this Agreement, the representations and warranties made by the Parties in this Agreement or any other Transaction Document shall be construed as if any qualification or limitation that is based on materiality (including all usages of “material”, “Company Material Adverse Change”, “Seller Material Adverse Change” or similar qualifiers) were omitted from the text of such representation or warranty.

(b)

The amount of any Loss for which indemnification is provided under this ARTICLE VII shall be net of any amounts actually recovered under insurance policies in effect and applicable to such Loss.

(c)

Any payment or indemnity required to be made pursuant to Section 7.1 or Section 7.2 shall be adjusted to take into account any reduction or increase in Taxes that may be realized at any time by the Indemnified Person (which term shall, for purposes of this paragraph, include the ultimate payer(s) of Taxes in the case of an Indemnified Person that is a branch or a disregarded entity or other pass-through entity for any Tax purpose) as a result of the Loss giving rise to the payment or indemnity or as a result of the payment or indemnity. In determining the amount necessary to be added to or subtracted from any payment or indemnity in order to accomplish the foregoing, the Parties agree to treat all Taxes required to be paid by, and all reductions in Tax realized by, any Indemnified Person, as if such Indemnified Person were subject to Tax at the highest marginal Tax rates (for both federal and state, as determined on a combined basis) applicable to such Indemnified Person.

47

(d)

In connection with an Indemnified Person’s rights under this ARTICLE VII, an Indemnified Person may only seek actual damages and may not seek any other damages, including but not limited to punitive, consequential (including lost profits) and incidental damages, or damages argued to be associated with a diminution in value, and in particular, without limitation, no “multiple of profits” or “multiple of cash flow” or similar valuation methodology shall be used in connection with the calculation of Losses as to any matter under, relating to or arising out of the Transaction Documents or the Transactions.

(e)

Any Liability for indemnification under this ARTICLE VII shall be determined without duplication of recovery by reason of the set of facts giving rise to such Liability constituting a breach of more than one representation, warranty, covenant or undertaking, or one or more rights to indemnification. Without limiting the generality of the foregoing and notwithstanding Section 7.1, Buyer shall not be entitled to indemnification under this ARTICLE VII with respect to any Loss to the extent that any such Loss would constitute a duplicative payment of amounts recovered as a purchase price adjustment pursuant to Section 1.8 or such Loss is reflected as a Liability on the Latest Balance Sheet or reflected in the footnotes to the Financial Statements.

(f)

No Person shall be entitled to indemnification under this ARTICLE VII with respect to any Loss that is attributable to any action taken or omitted to be taken by such Person or any of its Affiliates. The Indemnified Person shall cooperate with each Indemnifying Person with respect to resolving any Liabilities with respect to which such Person is obligated to indemnify the other Person, including by making commercially reasonable efforts to mitigate or resolve any such Liabilities. In the event that the Indemnified Person shall fail to cooperate and make such efforts to mitigate or resolve any such Liabilities, then notwithstanding anything else to the contrary contained herein, each Indemnifying Person shall not be required to indemnify any Person for any Loss that could reasonably be expected to have been avoided if the Indemnified Person had made such efforts. The Indemnified Person shall act in a commercially reasonable manner in addressing any Liabilities, events or actions that may provide the basis for indemnification hereunder (that is, such Indemnified Person shall respond to such Liability, event or action in the same manner that it would respond in the absence of the indemnification provided for in this Agreement, but in no event less than a commercially reasonable response).

(g)

As between the Parties and any Indemnified Person and Indemnifying Person, the indemnification provisions contained in this ARTICLE VII are intended to provide the sole and exclusive remedy following the Closing as to all Losses any Party may incur arising from or relating to the Transaction Documents (or the representations, warranties or covenants contained therein) or the Transactions, and each Party (on behalf of itself and its Affiliates) hereby waives, to the full extent they may do so, any other rights or remedies that may arise under any applicable statute, rule or regulation and hereby covenants that it and all of its Affiliates shall refrain from, directly or indirectly, asserting any Action or Proceeding of any kind against any Person based on any matter purported to be waived hereby. Nothing in this ARTICLE VII shall limit any Party’s right to seek and obtain (i) any equitable relief, including specific performance, temporary restraining order or temporary or permanent injunction, or (ii) any remedy on account of fraud or criminal conduct in connection with the execution and delivery of this Agreement of the performance of a Party’s obligation hereunder.

48

(h)

As between the Parties and any Indemnified Person and Indemnifying Person, the sole source to satisfy any and all indemnification claims of Buyer or any Indemnified Person pursuant to Section 7.1 shall be to set off against up to Two Million Seven Hundred Thousand Dollars ($2,700,000) of the Buyer Note, except for such indemnification claims based on actual fraud, intentional misrepresentations, breaches of Fundamental Representations and except for such indemnification claims under Section 7.1(b). Notwithstanding anything herein to the contrary, for any claims arising under Section 7.1(b) against a particular Seller, Buyer shall have the right to, and shall only have the right to, make a claim against such Seller directly and not the Buyer Note or any other Seller.

(i)

Upon making any payment to an Indemnified Person for any indemnification claim pursuant to this ARTICLE VII, the Indemnifying Person shall be subrogated, to the extent of such payment, to any rights which the Indemnified Person or its Affiliates may have against any other Persons with respect to the subject matter underlying such indemnification claim and the Indemnified Person shall take such actions as the Indemnifying Person may reasonably require to perfect such subrogation or to pursue such rights against such other persons as the Indemnified Person or its Affiliates may have.

(j)

The indemnities herein are intended solely for the benefit of the Parties and the Persons expressly identified in Section 5.14 and Section 5.16 and this ARTICLE VII (and their permitted successors and assigns) and are in no way intended to, nor shall they, constitute an agreement for the benefit of, or be enforceable by, any other Person.

7.4

Termination of Indemnification. The obligations to indemnify and hold harmless an Indemnified Person pursuant to Section 7.1 and Section 7.2 shall terminate on the date that the survival period for the applicable representation, warranty or covenant expires pursuant to Section 7.6; provided that such obligations to indemnify and hold harmless shall not terminate with respect to any specific matter as to which the person to be indemnified shall have, before the expiration of the applicable period, previously made a claim by delivering a written notice (a “Claim Notice”) to the Indemnifying Person containing (1) a detailed description and, if known, the estimated amount of any Loss incurred or reasonably expected to be incurred by the Indemnified Person together with such supporting documents reasonably available to such Indemnified Person; (2) a reasonable explanation of the basis for the Claim Notice to the extent of the facts then known by the Indemnified Person; and (3) a demand for payment of such Loss.

7.5

Procedures Relating to Indemnification.

(a)

In order for an Indemnified Person to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim or demand made by any third Person against the Indemnified Person (a “Third-Party Claim”), such Indemnified Person must provide the Indemnifying Person with a Claim Notice regarding the Third-Party Claim promptly and in any event within ten (10) Business Days after receipt by such Indemnified Person of written notice of the Third-Party Claim; provided that failure to give such notification shall not affect the indemnification provided hereunder except to the extent the Indemnifying Person shall have been actually prejudiced as a result of such failure (except that the Indemnifying Person shall not be liable for any expense incurred during the period in which the Indemnified Person failed to give such notice). Thereafter, the Indemnified Person shall deliver to the Indemnifying Person, within five (5) Business Days after the Indemnified Person’s receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Person relating to the Third-Party Claim together with such supporting documents reasonably available to such Indemnified Person. Notwithstanding the foregoing, any Third-Party Claims with respect to Taxes shall be addressed in the manner set forth in Section 5.18(e).

49

(b)

If a Third-Party Claim is made against an Indemnified Person, the Indemnifying Person will be entitled to participate in the defense thereof and, if it so chooses, to assume the defense thereof with counsel selected by the Indemnifying Person. If the Third-Party Claim includes allegations for which the Indemnifying Person both would and would not be obligated to indemnify the Indemnified Person, the Indemnifying Person and the Indemnified Person shall in that case jointly assume the defense thereof. Should the Indemnifying Person so elect to assume the defense of a Third-Party Claim, notwithstanding anything to the contrary, the Indemnifying Person will not be liable to the Indemnified Person for legal fees and expenses subsequently incurred by the Indemnified Person in connection with the defense thereof. If the Indemnifying Person assumes such defense, the Indemnified Person shall have the right, at its own expense, to participate in the defense thereof and, at its own expense, to employ counsel reasonably acceptable to the Indemnifying Person, separate from the counsel employed by the Indemnifying Person, it being understood that the Indemnifying Person shall control such defense. The Indemnifying Person shall be liable for the fees and expenses of counsel employed by the Indemnified Person for any period during which the Indemnifying Person has not assumed the defense thereof (other than during any period in which the Indemnified Person shall have failed to give notice of the Third-Party Claim as provided above). If the Indemnifying Person chooses to defend or prosecute any Third-Party Claim, all the Parties shall cooperate in the defense or prosecution thereof. Such cooperation shall include the retention and (upon the Indemnifying Person’s request) the provision to the Indemnifying Person of records and information which are reasonably relevant to such Third-Party Claim, and making officers, directors, employees and agents of the Indemnified Person available on a mutually convenient basis to provide information, testimony at depositions, hearings or trials, and such other assistance as may be reasonably requested by the Indemnifying Person. Whether or not the Indemnifying Person shall have assumed the defense of a Third-Party Claim, the Indemnified Person shall not admit any Liability with respect to, or settle, compromise or discharge, such Third-Party Claim without the Indemnifying Person’s prior written consent (which consent shall not be unreasonably withheld or delayed). The Indemnifying Person shall not admit any Liability with respect to, or settle, compromise or discharge any Third-Party Claim without the Indemnified Person’s prior written consent (which consent shall not be unreasonably withheld or delayed); provided that the Indemnified Person shall agree to any admission of Liability, settlement, compromise or discharge of a Third-Party Claim that the Indemnifying Person may recommend and that by its terms obligates the Indemnifying Person to pay the full amount of the Liability in connection with such Third-Party Claim and which releases the Indemnified Person completely in connection with such Third-Party Claim.

7.6

Survival of Representations and Warranties. All representations, warranties and covenants contained in this Agreement and the other Transaction Documents shall survive the Closing and remain in full force and effect as follows: (a) for a period of fifteen (15) months following the Closing Date, with respect to all representations and warranties (other than with respect to the Fundamental Representations which shall survive the Closing and remain in full force and effect until the expiration of the applicable statute of limitations), or (b) with respect to each other covenant or agreement contained in this Agreement or any other Transaction Document, until the last date on which such covenant or agreement is to be performed or, if no such date is specified, for a period of twelve (12) months following the Closing Date.

50

7.7

Tax Treatment of Indemnification Payments. Any indemnification payments made to Buyer pursuant to this Agreement shall be treated as an adjustment to the final Purchase Price, unless otherwise required under applicable Tax Laws.

Article VIII
DEFINITIONS

For the purposes of this Agreement, the following terms have the meanings set forth below:

“Acquired Company(ies)” means the Company and the Subsidiary.

“Action or Proceeding” means any action, suit, claim, hearing, proceeding or arbitration by any Person, or any investigation or audit by any Government Entity.

“Affiliate” means with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such first Person within the meaning of the Exchange.

“Affiliated Group” means any affiliated group within the meaning of Section 1504(a) of the Code, or any similar group defined under a similar provision of state, local or foreign Law.

“Business” means the business of the Acquired Companies conducted on the date of this Agreement.

“Business Day” means any day excluding Saturday, Sunday and any day that is a legal holiday under the Laws of the State of New York or is a day on which banking institutions located in such State are authorized or required by Law to close.

“Business Employee” means each individual who works primarily or exclusively for the Business and who, on the Closing Date, is actively employed by the Acquired Companies, including any employee who is on vacation leave or jury duty, or on other authorized leave of absence (other than long-term disability in cases in which the employee has no present expectation of continued employment), family or workers’ compensation leave, or military leave as of the Closing Date, whether paid or unpaid; provided that the term Business Employee shall exclude any other inactive or former employee, including any individual who (a) is on long-term disability leave or unauthorized leave of absence, layoff with or without recall rights at the Closing Date; or (b) has been terminated or has terminated his or her employment or retired before the Closing Date.

“Buyer Disclosure Schedule” means the disclosure schedule constituting exceptions to and applicable disclosures associated with Buyer’s representations and warranties set forth in ARTICLE II hereof, prepared and delivered by Buyer concurrently with the execution of this Agreement, as the same may be amended or supplemented from time to time, as required and/or permitted herein.

51

“Cash” means, as of any date, any cash on hand, cash in bank or other accounts, readily marketable securities, and other cash equivalent liquid assets of any nature as of such date, determined in accordance with GAAP applied in a manner consistent with past practice.

“Closing Costs” means all fees and expenses incurred by any Acquired Company or any Seller in connection with the Transactions or in connection with the proposed sale of the Acquired Companies, such as the fees and expenses of any investment bankers, lawyers, accountants and other outside financial and other advisors, the fees and expenses of the electronic data room and any Transaction related bonuses or other change of control payments.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the authorized shares of common stock of the Company consisting of common stock, no par value per share.

“Company Disclosure Schedule” means the disclosure schedule constituting exceptions to and applicable disclosures associated with the Acquired Companies’ representations and warranties set forth in ARTICLE IV hereof, prepared and delivered by the Acquired Companies concurrently with the execution of this Agreement, as the same may be amended and supplemented from time to time, as required and/or permitted herein.

“Company Intellectual Property Rights” means all of the Intellectual Property Rights owned by the Acquired Companies.

“Company Material Adverse Change” means any material adverse change in the Business, results of operations or financial condition of the Acquired Companies taken as a whole, other than any material adverse change or effect arising from or related to the following (either alone or in combination): (a) any general condition affecting the industry in which the Business is engaged, (b) changes in any Law or applicable accounting regulations or principles, (c) the announcement or pendency of any of the Transactions, (d) any action taken by the Sellers or the Acquired Companies at Buyer’s request or pursuant to the Transaction Documents, (e) acts of war or terrorism or any escalation or material worsening of any such acts of war or terrorism existing as of the date hereof, (f) such change against which the Acquired Company is fully insured, (g) general economic, political and financial market changes, foreign or domestic, (h) any changes in applicable Laws or accounting rules or principles, including changes in GAAP, and (i) any matters specifically disclosed in the Disclosure Schedules; unless, in the cases of (a), (g) or (h) above, such changes or effects would reasonably be likely to have a materially disproportionate adverse impact on the Business, results of operations or financial condition of the Acquired Companies taken as a whole, relative to other affected participants in the industries in which the Acquired Companies operate.

52

“Company Tax Benefits” means the amount of reduction in Tax Liability realized and any Tax refunds obtained in any Tax period of any Acquired Company that is attributable to (i.e. would not be available but for) any deductions available to such Acquired Company with respect to the option cancellation payments and the Transaction Payments; provided that no such reduction in Tax Liability or Tax refunds shall be taken into account as Company Tax Benefits (x) to the extent reflected as a reduction in Taxes payable for purposes of determining Net Working Capital, or (y) to the extent that they reduce amounts that the Sellers would otherwise have to pay pursuant to Section 5.18(a) or Section 5.18(b).

“Confidential Information Presentation” means the confidential information presentation provided to Buyer in expectation of the Transactions.

“Confidentiality Agreement” means the Confidentiality Agreement regarding the confidentiality obligations of Buyer, executed by the Company and Buyer as of September 10, 2015.

“Contracts” means all written and oral binding executory contracts, agreements, subcontracts, indentures, notes, bonds (including surety bonds), loans, instruments, leases, mortgages, franchises, licenses, purchase orders, sale orders, proposals, bids, understandings or commitments, which are legally binding.

“Current Assets” means, without duplication, the sum of (a) trade and other accounts receivable, (b) prepaid expenses (including prepaid Taxes), (c) inventory and (d) other current assets, but excluding Cash; all as determined in accordance with GAAP applied in a manner consistent with the preparation of the Financial Statements.

“Current Liabilities” means, without duplication, the sum of (a) trade and other accounts payable; (b) accrued payroll and related expenses; (c) other current accruals; (d) customer deposits; and (e) other current liabilities, but excluding any Indebtedness, all as determined in accordance with GAAP applied in a manner consistent with the preparation of the Financial Statements.

“Employee Benefit Arrangements” means each and all pension, supplemental pension, deferred compensation, option or other equity-based program, accidental death and dismemberment, life and health insurance and benefits (including medical, dental, vision and hospitalization), short- and long-term disability, fringe benefit, cafeteria plan, flexible spending account programs, severance and other employee benefit arrangements, plans, contracts, policies or practices providing employee or executive compensation or benefits to any employee of any of the Acquired Companies, other than the Employee Plans.

“Employee Plans” means each and all “employee benefit plans,” as defined in Section 3(3) of ERISA, maintained or contributed to by the Acquired Companies or in which the Acquired Companies participate or participated and which provides benefits to employees of any Acquired Company.

“Environmental Laws” means all federal, state, and local statutes, regulations and ordinances concerning the pollution or protection of the environment, including the Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response and Compensation, and Liability Act of 1980.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

53

“Evaluation Material” means any information, documents or materials regarding the Acquired Companies or the Business furnished or made available to Buyer and its Representatives in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, the Transactions, including, but not limited to, the Confidential Information Presentation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GAAP” means United States generally accepted accounting principles as in effect from time to time.

“Government Contract” means any Contract between an Acquired Company, on the one hand, and (i) any Government Entity; (ii) any prime contractor of a Government Entity in its capacity as a prime contractor; or (iii) any subcontractor at any tier with respect to any Contract of a type described in clauses (i) or (ii) above, on the other hand. For the avoidance of doubt, a task, purchase or delivery order under a Government Contract shall not constitute a separate Government Contract, for purposes of this definition, but shall be part of the Government Contract to which it relates.

“Government Entity” means any court, tribunal, arbitrator or any government or political subdivision thereof, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of such governmental or political subdivision, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

“Hazardous Materials” means any toxic or hazardous substance, material, or waste, and any other contaminant or pollutant, whether liquid, solid, semi solid, sludge and/or gaseous, including chemicals, compounds, by products, pesticides, asbestos containing materials, petroleum or petroleum products, and polychlorinated biphenyls, and any other material or substance, whether waste materials, raw materials or finished products regulated or governed by any Environmental Law.

“Indebtedness” means, with respect to the Acquired Companies, without duplication: (i) all indebtedness for borrowed money, whether current, short-term, or long-term, secured or unsecured (excluding trade accounts payable incurred in the Ordinary Course of Business); (ii) all indebtedness for the deferred purchase price for purchases of property that is not evidenced by trade accounts payable incurred in the Ordinary Course of Business (other than any such accounts payable owed to any Seller or any of such Seller’s Affiliates); (iii) any Liability in respect of letters of credit (other than stand-by letters of credit in support of trade accounts payable incurred in the Ordinary Course of Business); (iv) any Liability with respect to interest rate swaps, collars, caps and similar hedging obligations; (v) any obligations under leases that are required to be accounted for as capital or financial leases under GAAP; (vi) all off-balance sheet financing, including synthetic leases and project financing; (vii) all unearned income and all income recorded on the books and records for services not yet rendered; (viii) accrued corporate income tax and other unpaid Taxes; (ix) factored receivables; (x) sales bonuses or other payments made or payable to employees in connection with the transactions contemplated by this Agreement, transaction costs and pension underfunding; (xi) any indebtedness referred to in clauses (i) through (x) above that is directly or indirectly guaranteed by an Acquired Company; (xii) payment obligations under the Share Purchase Agreement, dated as of June 15, 2013, as amended, between the Company and Natalja Cujeva, and (xiii) accrued and unpaid interest on, and prepayment or termination premiums or fees, penalties or similar charges or expense reimbursements arising as a result of the discharge of any such foregoing obligation.

54

“Indemnified Person” means any Person claiming indemnification under any provision of ARTICLE VII.

“Indemnifying Person” means any Person(s) against whom a claim for indemnification is being asserted under any provision of ARTICLE VII.

“Intellectual Property Rights” means (a) all industrial designs and inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, divisionals, reissues, substitutions and reexaminations thereof, (b) all United States and foreign trademarks, service marks, certification marks, trade dress, designs, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including technology, ideas, research and development, know-how, formulae, compositions, engineering, manufacturing and production processes, procedures and techniques, technical data, records of invention, invention disclosures, designs, plans, drawings, blueprints, specifications, customer and supplier lists and related information, databases, pricing and cost information, and business and marketing plans and proposals), and improvements thereto, (f) all computer software (in source code and object code form), including data, formulations and analyses and related documentation, user manuals and training manuals, (g) all domain names, URL addresses, electronic mail addresses and design rights (including any word, symbol, product configuration, icon and logo), (h) all other proprietary rights, including all goodwill of the business and all rights to sue, recover damages or otherwise claim for past, present or future infringement or unauthorized use or disclosure or breach of any of the assets, properties or rights described above, and (i) all copies and tangible embodiments thereof (in whatever form or medium).

“Knowledge of Sellers” means (a) as it applies to the representations and warranties made by any of the Acquired Companies in ARTICLE IV, the knowledge of Joseph Menaker, Mark Lifshotz and Ēriks Bediķis, in each case after reasonable investigation and inquiry; and (b) as it applies to representations and warranties made by a particular Seller in ARTICLE III, the knowledge of such Seller, after reasonable investigation and inquiry (provided that the knowledge of any particular Seller shall not be imputed to another Seller).

“Knowledge of Buyer” or “Buyer’s Knowledge” means and shall be limited to the knowledge of J. James Gaynor and Dorothy Cipolla, in each case after reasonable investigation and inquiry.

55

“Latest Balance Sheet” means the Acquired Companies’ unaudited consolidated balance sheet as prepared by management as of June 30, 2016.

“Law” means any law, statute, rule, regulation, ordinance and other pronouncement having the effect of law of the United States of America, the Republic of Latvia, any other foreign country or any domestic or foreign state, county, city or other political subdivision or of any Government Entity.

“Liability” or “Liabilities” means any and all debts, liabilities and obligations of any nature whatsoever, whether accrued or fixed, known or unknown, asserted or unasserted, absolute or contingent, liquidated or unliquidated, mature or unmatured or determined or indeterminable, including any liability for Taxes.

“Lien” means any mortgage, lien, pledge, charge, security interest, claim, contractual restriction, easement, right-of-way, option, hypothecation, conditional sale or other title retention agreement or encumbrance of any kind.

“Loss” means any direct or indirect Liability, indebtedness, claim, loss, damage, Lien, deficiency, obligation, judgment, penalty, responsibility or other costs or expenses (including reasonable attorneys’ fees and expenses paid in connection with any of the foregoing).

“Net Working Capital” means, for purposes of Section 1.5 above, the difference between (a) Current Assets of the Acquired Companies as of the close of business on the Closing Date, and (b) Current Liabilities of the Acquired Companies as of the close of business on the Closing Date.

“Neutral Accounting Firm” means an independent accounting firm of nationally recognized standing that has not rendered services to any of Buyer, the Acquired Companies or the Sellers, or any Affiliate thereof, within twenty-four (24) months prior to the date hereof.

“Off-The-Shelf Software” means shrinkwrap or clickwrap software licenses granted to any Acquired Company for third party software used by any Acquired Company.

“Order” means any writ, judgment, decree, injunction or similar order of any Government Entity, in each case whether preliminary or final.

“Ordinary Course of Business” means the ordinary course of business of the Acquired Companies, consistent with past custom and practice.

“Permits” means all licenses, certificates of occupancy and other permits, consents and approvals required by any Government Entity to lawfully operate the Business (including any pending applications for such licenses, certificates, permits, consents or approvals).

56

“Permitted Liens” means (a) Liens for Taxes or assessments and similar charges, which either are (i) not delinquent; or (ii) being contested in good faith and by any appropriate Action or Proceeding, and adequate reserves (as determined in accordance with GAAP) have been established on the Acquired Companies’ books with respect thereto; (b) interests or title of, or Liens to secure, landlords, sublandlords, licensors, sublicensors or licensees under real estate leases, licenses or other rental or lease agreements; (c) deposits or pledges made in connection with, or to secure payment of, utilities or similar services, workers’ compensation, unemployment insurance, pension or other social security, governmental insurance and governmental benefits mandated under applicable Laws, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, Government Contracts, Government Bids, performance and return of money bonds and similar obligations; (d) mechanics’, materialmen’s or contractors’ Liens or any similar statutory Lien; (e) zoning, entitlement, building and other similar restrictions which are not violated by the current conduct of the Business; (f) purchase money Liens in any property acquired by any Acquired Company in the Ordinary Course of Business; (g) any items set forth on Schedule 8 attached hereto; and (h) easements, covenants, rights of way or other encumbrances or restrictions, if any, that do not materially impair the use of the assets to which they relate to the Business, taken as a whole, as conducted on the date hereof.

“Person” means any individual, partnership, corporation, association, limited liability company, joint stock company, a trust, joint venture, firm, association, unincorporated organization, Government Entity or other entity.

“Personal Information” means the type of information regulated by Privacy Laws and collected, used, disclosed or retained by the Acquired Companies, including information regarding the Business’ customers, suppliers, employees and agents, such as an individual’s name, address, age, gender, identification number, income, family status, citizenship, employment, assets, liabilities, source of funds, payment records, credit information, personal references and health records.

“Prime Rate” means the prime rate of interest as from time to time published by The Wall Street Journal (Eastern Edition).

“Privacy Laws” means all applicable Law in the United States and Europe governing the collection, use, disclosure and retention of Personal Information.

“Pro Rata Share” means the percentage set forth opposite a Seller’s name on Schedule 1.4(b) under the heading “Pro Rata Share” and represents such Seller’s pro rata portion of the Closing Payment received by such Seller.

“Representatives” means with respect to a particular Person, any director, officer, employee, agent, consultant, advisor, or other representative of such Person, including legal counsel, accountants and financial advisors.

“Securities Act” means the Securities Act of 1933, as amended.

“Seller” and “Sellers” have the meaning set forth in the recitals to this Agreement.

“Seller Disclosure Schedule” means the disclosure schedule constituting exceptions to and applicable disclosures associated with the Seller’s representations and warranties set forth in ARTICLE III hereof, prepared and delivered by the Sellers concurrently with the execution of this Agreement, as the same may be amended or supplemented from time to time, as required and/or permitted herein.

57

“Seller Material Adverse Change” means a material adverse change in the ability of the Sellers to perform their obligations under this Agreement and the Transaction Documents or on the ability of the Sellers to consummate the Transactions.

“Subsidiary” means ISP Optics Latvia, SIA, a limited liability company formed under the Laws of the Republic of Latvia and registered with the commercial register under registration No. 40103009686.

“Target Net Working Capital Ceiling” means $1,900,000.

“Target Net Working Capital Floor” means $1,800,000.

“Tax” or “Taxes” means: (i) any federal, state, local or foreign income, gross receipts, capital gains, license, occupancy, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including Taxes under Section 59A of the Code), Medicare, Medicaid, Affordable Care Act of 2010 obligation, customs duties, exercise duties, capital stock, net worth, franchise, unincorporated business, profits, withholding, information, employment, unemployment, disability, workers’ compensation, social security, retirement, pension plan, general property, real property, personal property, intangible property, unclaimed property, fuel, parking, ad valorem, sales, use, transfer, occupancy, registration, value added, alternative or add-on minimum, accumulated earnings, personal holding company, estimated, or other tax, contributions, report, or assessment of any kind whatsoever imposed by any governmental authority, including any estimated payments related thereto, any interest, penalty, assessment, or addition thereto, whether disputed or not; and (ii) any obligations to indemnify or otherwise assume or succeed to an Tax liability of any Person.

“Tax Returns” means all returns and reports, amended returns, information returns, statements, declarations, estimates, schedules, notices, notifications, forms, elections, certificates or other documents required to be filed or submitted to any Government Entity with respect to the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of, or compliance with, any Tax.

“Trade Regulations” means all applicable federal, state and local Laws, statutes, regulations, executive orders, rules, codes, or ordinances enacted, adopted, issued or promulgated by the United States or any United States state or local Government Entity, and all authorizations, in each case relating to the import or export of goods, technology, or services or trading embargoes or other trading restrictions, including the Export Administration Act, the Export Administration Regulations, the Arms Export Control Act, the International Traffic in Arms Regulations, the Foreign Corrupt Practices Act, the Trading with the Enemy Act, the International Emergency Economic Powers Act, and executive orders and regulations administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Transaction Documents” means this Agreement, the Buyer Note and all other agreements, instruments, certificates and other documents to be entered into or delivered by any Party, pursuant to any of the foregoing.

58

“Transaction Payments” means the Closing Costs, the accelerated write-off of deferred finance fees and loan costs, all other legal, accounting, investment banking and other fees and expenses paid by the Sellers prior to the Closing or by the Acquired Companies and any bonuses or other payments due to employees or other service providers, in each case, in connection with the Transactions and the Closing.

“Transactions” means the transactions contemplated by this Agreement and the Transaction Documents.

“Transferred Information” means all Personal Information to be disclosed or conveyed to Buyer or any of its Affiliates or Representatives by or on behalf of the Acquired Companies as a result of or in conjunction with the compliance by the Sellers, the Acquired Companies or Sellers with the terms of the Transaction Documents, and includes all such Personal Information disclosed to Buyer and its Affiliates and Representatives during the period leading up to and including the Closing;

INDEX OF OTHER DEFINED TERMS

Term	Section Reference

Accounting Arbitrator	1.5(d)
Adjustment Calculation	1.5(b)
Agreement	Preamble
Alternative Proposal	5.2
Audited Financial Statements	4.4(a)(i)
Buyer	Preamble
Buyer Note	1.2(b)
Cash Amount	1.2(a)
Claim Notice	7.4
Closing	1.3
Closing Balance Sheet	1.5(b)
Closing Date	1.3
Closing Date Cash Calculation	1.6(b)
Closing Date Debt Calculation	1.7(b)
Closing Payment	1.2(a)
Company	Preamble
Covered Persons	5.16(a)
Disclosure Schedules	9.11
Environmental Claims	4.10(b)
EST	1.5(a)
Estimated Closing Date Cash	1.6(a)
Estimated Closing Date Debt	1.7(a)
Estimated Net Working Capital	1.5(a)
FAR	4.16(e)
Financial Statements	4.4(a)
Financing	6.3(e)
Fundamental Representations	7.1
Interim Financial Statements	4.4(a)(iii)
IRS	5.18(e)(i)
Leased Real Property	4.12(b)

59

LPTH SEC Documents	2.7
Material Contracts	4.20
Monthly Financial Statements	5.6
Multiemployer Plan	4.15(d)
Net Working Capital Calculation	1.5(b)
Objection Notice	1.5(b)
Outside Date	6.5(d)
Party or Parties	Preamble
Pre-Closing Tax Period	5.18(a)
Purchase Price	1.2
Purchased Shares	Preamble
Released Party or Released Parties	5.9
Restricted Persons	5.8(b)
Schedule Supplement	5.11
Seller or Sellers	Preamble
Straddle Tax Period	5.18(b)
Subsidiary Financial Statements	4.4(a)(ii)
Tax Dispute Accountant	5.18(i)
Third-Party Claim	7.5
WARN	5.14(a)

Article IX
MISCELLANEOUS

9.1

Expenses. Whether or not the Transactions are consummated, and except as otherwise provided in this Agreement, each Party to this Agreement will bear its respective fees, costs and expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement or the Transactions (including legal, accounting and other professional fees).

9.2

Governing Law. This Agreement will be governed by and construed in accordance with the internal Laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of Law principles that would require the application of any other Law.

9.3

Jurisdiction; Service of Process. Any Action or Proceeding arising out of or relating to this Agreement or any of the Transactions may be brought in the federal and state courts located in New York, New York, and each of the Parties irrevocably submits to the exclusive jurisdiction of such courts in any such Action or Proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the Action or Proceeding shall be heard and determined only in any such court and agrees not to bring any Action or Proceeding arising out of or relating to this Agreement or any of the Transactions in any other court. The Parties agree that any or all of them may file a copy of this Section 9.3 with any court as written evidence of the knowing, voluntary and bargained-for agreement among the Parties irrevocably to waive any objections to venue or to convenience of forum. Process in any Action or Proceeding referred to in the first sentence of this Section 9.3 may be served on any Party anywhere in the world.

60

9.4

Waiver of Jury Trial. THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY ACTION OR PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

9.5

Attorneys’ Fees. If any Action or Proceeding for the enforcement of this Agreement is brought with respect to or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions hereof, the successful or prevailing Party shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that Action or Proceeding, in addition to any other relief to which it may be entitled.

9.6

Waiver; Remedies Cumulative. The rights and remedies of the Parties to this Agreement are cumulative and not alternative. Neither any failure nor any delay by any Party in exercising any right, power or privilege under this Agreement or any of the other Transaction Documents will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable Law, (a) no claim or right arising out of this Agreement or any of the other Transaction Documents can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other Parties; (b) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one Party will be deemed to be a waiver of any obligation of that Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or any of the other Transaction Documents.

9.7

Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed given to a Party when (a) delivered by hand, (b) one Business Day after being sent by a nationally recognized overnight courier service (costs prepaid), (c) sent by facsimile or email with confirmation of transmission by the transmitting equipment, or (d) received by the addressee, if sent by certified mail, postage prepaid and return receipt requested, in each case to the following:

61

if to Buyer, to:

LightPath Technologies, Inc.

2603 Challenger Tech Ct., Suite 100

Orlando, Florida 32826

Attention:

J. James Gaynor

Tel:

407-382-4003

Fax:

407-382-4007

Email:

jgaynor@lightpath.com

with a copy (which shall not constitute notice) to:

Baker & Hostetler LLP

SunTrust Center

200 South Orange Ave., Suite 2300

Orlando, Florida 32801

Attention:

Jeffrey E. Decker

Tel:

407-649-4017

Fax:

407-841-0168

Email:

jdecker@bakerlaw.com

to the Sellers, to:

69 Hallocks Run

Somers, NY 10589

Attention:

Joseph Menaker

Tel:

914-591-3070

Fax:

914-591-3715

Email:

josephm@ispoptics.com

515 Oradell Ave.

Oradell, NJ 07649

Attention:

Mark Lifshotz

Tel:

914-591-3070

Fax:

914-591-3715

Email:

markl@ispoptics.com

with a copy (which shall not constitute notice) to:

Blank Rome LLP

The Chrysler Building

405 Lexington Avenue

New York, NY 10174

Attention: Peter Schnur

Tel: (212) 885-5435

Email: PSchnur@blankrome.com

62

Any Party may change its contact information for notices and other communications hereunder by notice to the other Parties hereto in accordance with this Section 9.7.

9.8

Assignment. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of the Parties hereto and their respective successors and assigns; provided, that this Agreement and the rights and obligations hereunder shall not be assignable or transferable by any Party without the prior written consent of the other Parties hereto. Notwithstanding the foregoing, Buyer may (a) assign any or all of its rights and interests hereunder to one or more of its Affiliates, and (b) designate one or more of its Affiliates to perform its obligations hereunder (in the case of both (a) and (b), Buyer nonetheless shall remain responsible for the performance of all of Buyer’s obligations hereunder).

9.9

No Third-Party Beneficiaries. Except for contemplated third party beneficiaries as expressly provided otherwise in this Agreement (including provisions benefiting the Persons contained in Section 5.14 and Section 5.16 hereof and ARTICLE VII hereof), this Agreement is for the sole benefit of the Parties hereto and their permitted successors and assigns and nothing herein expressed or implied shall give or be construed to give to any Person, other than the Parties hereto and such successors and assigns, any legal or equitable rights, remedy or claim hereunder.

9.10

Amendments. No amendment to this Agreement shall be effective unless it shall be in writing and signed by Buyer and Sellers.

9.11

Disclosure Schedules. The Seller Disclosure Schedule and the Company Disclosure Schedule (collectively, the “Disclosure Schedules”) shall be subject to the following terms and conditions: (a) no disclosure of any matter contained in the Disclosure Schedule shall create an implication that such matter meets any standard of materiality (matters reflected in the Disclosure Schedule are not necessarily limited to matters required by this Agreement to be reflected in the Disclosure Schedule; such additional matters are set forth for informational purposes only and do not necessarily include other matters of a similar nature, nor shall the inclusion of any item be construed as implying that any such item is “material” for any purpose); (b) any item disclosed in any particular part of the Disclosure Schedules shall be deemed to be disclosed in all parts of the Disclosure Schedules to the extent its relevance is reasonably apparent on its face, (c) any disclosures contained in the Disclosure Schedule which refer to a document are qualified in their entirety by reference to the text of such document, a true and complete copy of which was included in the due diligence information supplied to Buyer; and (d) headings and introductory language have been inserted on the sections of the Disclosure Schedule for convenience of reference only and shall to no extent have the effect of amending or changing the express description of the sections as set forth in this Agreement.

9.12

Non-Recourse. Other than the express representations and warranties of the Sellers, and their Liability therefor, pursuant to this Agreement, no past, present or future director, manager, officer, employee, incorporator, agent, attorney or Representative of the Acquired Companies or any of their respective Affiliates shall have be deemed to (a) have made any representations or warranties in connection with the Transactions, or (b) have any personal Liability to Buyer for any obligations or Liabilities of the Acquired Companies under this Agreement for any claim based on, in respect of, or by reason of, the Transactions. It is further understood that any certificate or certification contemplated by this Agreement and executed by an officer of a Party shall be deemed to have been delivered only in such officer’s capacity as an officer of such Party (and not in his or her individual capacity) and shall not entitle any Party to assert a claim against such officer in his or her individual capacity.

63

9.13

Construction. In construing this Agreement, including the Exhibits and Schedules and hereto, the following principles shall be followed: (a) the terms “herein,” “hereof,” “hereby,” “hereunder” and other similar terms refer to this Agreement as a whole and not only to the particular Article, Section or other subdivision in which any such terms may be employed; (b) except as otherwise set forth herein, references to Articles, Sections, Schedules and Exhibits refer to the Articles, Sections, Schedules and Exhibits of this Agreement, which are incorporated in and made a part of this Agreement; (c) a reference to any Person shall include such Person’s predecessors; (d) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; (e) no consideration shall be given to the headings of the Articles, Sections, Schedules, Exhibits, subdivisions, subsections or clauses, which are inserted for convenience in locating the provisions of this Agreement and not as an aid in its construction; (f) the word “includes” and “including” and their syntactical variants mean “includes, but is not limited to” and “including, without limitation,” and corresponding syntactical variant expressions; (g) a defined term has its defined meaning throughout this Agreement, regardless of whether it appears before or after the place in this Agreement where it is defined, including in any Schedule or Exhibit; (h) the word “dollar” and the symbol “$” refer to the lawful currency of the United States of America; and (i) the plural shall be deemed to include the singular and vice versa.

9.14

Entire Agreement. This Agreement (including any Exhibit or Schedule attached hereto) and the Transaction Documents contain the entire agreement and understanding among the Parties hereto with respect to the subject matter hereof and, except as explicitly set forth herein, supersede all prior and contemporaneous oral and written agreements and understandings relating to such subject matter.

9.15

Severability. If any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

9.16

Mutual Drafting. The Parties hereto are sophisticated and have been represented by counsel who have carefully negotiated the provisions hereof. As a consequence, the Parties do not intend that the presumptions of any Laws or other rules relating to the interpretation of contracts against the drafter of any particular clause should be applied to this Agreement and therefore waive their effects.

9.17

Counterparts; Facsimile. This Agreement may be executed in one or more counterparts, including by facsimile or email, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to the other Party.

[SIGNATURES ON NEXT PAGE]

64

INTENDING TO BE LEGALLY BOUND, the undersigned Buyer has executed this Stock Purchase Agreement as of the date first written above.

BUYER:

LIGHTPATH TECHNOLOGIES, INC.

By:	/s/ J. James Gaynor
	Name:	J. James Gaynor
	Title:	President & CEO

[BUYER SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

INTENDING TO BE LEGALLY BOUND, the undersigned Company has executed this Stock Purchase Agreement as of the date first written above.

BUYER:

ISP OPTICS CORPORATION

By:	/s/ Joseph Menaker
	Name:	Joseph Menaker
	Title:	President

[COMPANY SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

INTENDING TO BE LEGALLY BOUND, the undersigned Sellers have executed this Stock Purchase Agreement as of the date first written above.

SELLERS:

/s/ Joseph Menaker	/s/ Mark Lifshotz
Joseph Menaker	Mark Lifshotz

[SELLERS SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

Exhibit A

THIS PROMISSORY NOTE IS MADE AND ISSUED PURSUANT TO THE PROVISIONS OF A STOCK PURCHASE AGREEMENT. THE MAKER MAY, IN THE MANNER AUTHORIZED IN THE STOCK PURCHASE AGREEMENT, OFFSET AGAINST PAYMENTS DUE HEREUNDER ANY AMOUNTS DUE BY THE PAYEE TO THE MAKER ARISING UNDER THE STOCK PURCHASE AGREEMENT. ANY SUCH AMOUNTS CLAIMED BY MAKER WHICH ARE OFFSET AGAINST THIS PROMISSORY NOTE SHALL REDUCE THE PRINCIPAL BALANCE OF THIS PROMISSORY NOTE.

UNSECURED PROMISSORY NOTE

U.S. $__,000,000.00	________, 2016
New York, New York

FOR VALUE RECEIVED, the undersigned, LightPath Technologies, Inc., a Delaware corporation (“Maker”), promises to pay to the order of Joseph Menaker, an individual, and Mark Lifshotz, an individual (collectively, “Payee”), at __________________ or at such other place as Payee may designate, the principal sum of _____ Million Dollars ($__,000,000.00), with interest thereon as provided in this Unsecured Promissory Note (“Note”).

1.

This Note is being executed in connection with the closing of a Stock Purchase Agreement dated as of August 3, 2016 by and between Maker, ISP Optics Corporation, a New York corporation (“ISP”) and all of the shareholders of ISP, including Payee (the “Purchase Agreement”). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement. As is further set forth in the Purchase Agreement, this Note shall be delivered on the Closing Date, and the principal amount of the Note may be adjusted in accordance with the Purchase Agreement.

2.

During the period commencing on the date hereof and continuing until the fifteen month anniversary of the Closing Date (the “Initial Period”), interest shall accrue on only that amount of the principal amount of this Note in excess of Two Million Seven Hundred Thousand Dollars ($2,700,000) at an interest rate equal to ten percent (10%) per annum. After the Initial Period, interest shall accrue on the entire unpaid principal amount of this Note from time to time outstanding, at an interest rate equal to ten percent (10%) per annum. If any amount payable hereunder is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such overdue amount shall bear interest at the rate equal to twelve percent (12%) per annum from the date of such non-payment until such amount is paid in full. All interest shall be computed on the basis of a 365-day year and the actual number of days elapsed.

3.

Interest shall be payable to Payee semi-annually in arrears on each __________ and __________ that this Note is outstanding, commencing on the first such date to occur after the Closing Date (each an “Interest Payment Date”). If any such Interest Payment Date is not a Business Day, then such payment shall be due on the next succeeding Business Day. Any unpaid interest and principal, together with any other amounts payable hereunder, shall be due and payable on the fifth anniversary of the date of this Note. All payments under this Note shall first be applied to any accrued and unpaid interest and thereafter to the unpaid principal amount hereof.

4.

It shall be an “Event of Default” under this Note if:

(a)

Maker fails to make any payment when due under this Note and such payment is not cured within five (5) days after Maker’s receipt of written notice of such failure.

(b)

Maker commences any case, proceeding or other action (i) under any existing or future Law relating to bankruptcy, insolvency, reorganization, or other relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts or (ii) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Maker makes a general assignment for the benefit of its creditors;

(c)

there is commenced against Maker any case, proceeding or other action of a nature referred to in Section 4(b) which (i) results in the entry of an order for relief or any such adjudication or appointment or (ii) remains undismissed, undischarged or unbonded for a period of ninety (90) days;

(d)

there is commenced against Maker any case, proceeding or other action seeking issuance of a warrant of attachment, execution or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which has not been vacated, discharged, or stayed or bonded pending appeal within ninety (90) days from the entry thereof;

(e)

Maker takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in Section 4(b), (c) and (d);

(f)

Maker is generally not, or shall be unable to, or admits in writing its inability to pay its debts as they become due; or

(g)

There occurs a change of control of Maker as a result of (i) a sale of all or substantially all of the assets of Maker or (ii) a transaction by and between Maker and any “Person” (having the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” within the meaning of Section 13(d)(3)), whereby the stockholders of Maker immediately prior to such transaction own less than fifty percent (50%) of the total fair market value or total voting power of the equity of the acquiring or surviving entity, as applicable.

2

5.

Upon the occurrence of an Event of Default, without any further act of Payee or any other Person, the entire unpaid and outstanding principal balance of this Note, together with all accrued and unpaid interest and any and all other amounts payable hereunder, shall immediately be due and payable, and Payee may exercise all or any of its rights under applicable Law.

6.

This Note may be prepaid in whole or in part without penalty or premium. All references to Dollars herein are to lawful currency of the United States of America.

7.

Any extension of this Note granted to Maker by Payee shall not release Maker, or constitute a waiver, of any payment due on principal or interest, or otherwise diminish the rights of Payee. The obligations evidenced or created by this Note, as well as all waivers of rights by Maker contained herein, shall effectively bind and be the obligations and waivers of any and all others who may at any time become liable for the payment of all or any part of this Note, including, without limitation, all endorsers and guarantors. Payee may not assign or transfer, by operation of law or otherwise, this Note or any of Payee’s rights or obligations hereunder, in whole or in part, without the express prior written consent of Maker. Subject to the foregoing, this Note shall be binding upon and inure to the benefit of the Parties and their respective heirs, representatives, successors and permissible assigns.

8.

No delay or omission on the part of Payee in exercising any of its remedies hereunder shall be deemed a continuing waiver of that right or any other right. The acceptance of Payee of any payment pursuant to the terms of this Note which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to (a) collect such payment(s) in full and/or (b) exercise any of the foregoing options at that time or at any subsequent time or nullify any prior exercise of any such option, without the express written consent of Payee, except and as to the extent otherwise required by law.

9.

Nothing herein shall be construed or operate as to require Maker, or any person liable for the payment of the Note, to pay interest or charges in an amount or at a rate greater than the highest rate permissible under applicable law. Should any interest or other charges paid by Maker result in the computation or earning of interest in excess of such rate, then any and all such excess shall be and the same is hereby waived by Payee, and all such excess shall be automatically credited against the principal balance of this Note, and any portion of said excess that exceeds the principal balance shall be paid by Payee to Maker.

10.

Any provision of this Note may be amended, waived or modified only upon the written consent of Maker and Payee. If any provision of this Note is found to be illegal or unenforceable, the other provisions shall remain effective and enforceable to the fullest extent permitted by law. Maker and Payee have each had the opportunity to have independent legal counsel review and seek to revise this Note, and this Note therefore shall not be interpreted against any party as the drafter. This Note shall be governed by, construed and enforced in accordance with the laws of the State of New York.

11.

All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered in the manner provided in the Purchase Agreement.

3

IN WITNESS WHEREOF, Maker has executed this Note in favor of Payee as of the date first written above.

“MAKER”

LightPath Technologies, Inc., a Delaware corporation

By:
Its:

4

PROXY

SPECIAL MEETING OF STOCKHOLDERS
LIGHTPATH TECHNOLOGIES, INC.
October __, 2016

This Proxy is solicited and proposed by the Board of Directors of LightPath Technologies, Inc., which recommends that you vote FOR Items 1.

The undersigned hereby appoints Robert Ripp (the “Proxy”), with power of substitution, to vote on the following matters, which may properly come before the Special Meeting of Stockholders of LightPath Technologies, Inc. to be held on _______, October __, 2016 at 11:00 a.m. EST at the Company’s executive offices located at 2603 Challenger Tech CT, Suite 130, Orlando, Florida 32826, and at any adjournment or postponement thereof. The Proxy shall cast votes according to the number of shares of common stock of the Company which the undersigned may be entitled to vote with respect to the matters set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at the Special Meeting, and hereby ratifies and confirms all that said Proxy may lawfully do by virtue hereof and thereof.

IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.
▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of

Proxy Materials for the Special Meeting:

The Proxy Statement is available at
http://www.viewproxy.com/lightpath/2016SM

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
Item No. 1: To approve the issuances of up to 10,000,000 of Class A common stock of LightPath Technologies, Inc. In connection with the proposed acquisition of ISP Optics Corporation, as required by and in accordance with the applicable rules of the NASDAQ Stock Market LLC.	In his/her discretion, the proxy is authorized to vote on such other business as may properly be brought before the Special Meeting or any adjournment or postponement thereof.
If you plan to attend the Special Meeting, please check here ☐

☐ FOR ☐ AGAINST ☐ ABSTAIN

In his/her discretion, the proxy is authorized to vote on such other business as may properly be brought before the Special Meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR ALL ITEMS UNDER ITEM NOS. 1.

The undersigned hereby acknowledges receipt of the Proxy Statement dated October , 2016.

Date: __________________________________________________________ , 2016

Signature: ____________________________________________________________

Signature (Joint Owners): ________________________________________________

NOTE: Signature should agree with name on stock certificate as printed hereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLYUSING THE ENCLOSED POSTAGE PAID ENVELOPE. THANK YOU.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Proxy on the Internet:	TELEPHONE Vote Your Proxy by Phone:	MAIL Vote Your Proxy by Mail:
Go to www.cesvote.com	Call 1 (888) 693-8683
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.